PROSPECTUS

January 31, 2015

INVESTOR CLASS / EQUITY FUNDS / Wasatch Core Growth Fund (WGROX) • Wasatch Emerging India Fund (WAINX) • Wasatch Emerging Markets Select Fund (WAESX) • Wasatch Emerging Markets Small Cap Fund (WAEMX) • Wasatch Frontier Emerging Small Countries Fund (WAFMX) • Wasatch Global Opportunities Fund (WAGOX) • Wasatch Heritage Growth Fund (WAHGX) • Wasatch International Growth Fund (WAIGX) • Wasatch International Opportunities Fund (WAIOX) • Wasatch Large Cap Value Fund (FMIEX) • Wasatch Long/Short Fund (FMLSX) • Wasatch Micro Cap Fund (WMICX) • Wasatch Micro Cap Value Fund (WAMVX) • Wasatch Small Cap Growth Fund (WAAEX) • Wasatch Small Cap Value Fund (WMCVX) • Wasatch Strategic Income Fund (WASIX) • Wasatch Ultra Growth Fund (WAMCX) • Wasatch World Innovators Fund (WAGTX) BOND FUNDS / Wasatch-1st Source Income Fund (FMEQX) • Wasatch-Hoisington U.S. Treasury Fund (WHOSX)

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any statement to the contrary is a criminal offense.

WASATCH FUNDS

Wasatch Core Growth Fund® — Summary

Investment Objective
The Fund’s primary investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	1.00%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.18%
Total Annual Fund Operating Expenses[1]	1.18%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.50% of average daily net assets until at least January 31, 2016 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs and extraordinary expenses). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Core Growth Fund — Investor Class	$120	$375	$650	$1,433
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in smaller growing companies at reasonable prices.
Under normal market conditions, we will invest at least 65% of the Fund’s net assets in the equity securities of growing companies. Equity securities include common stock, preferred stock and securities convertible into common stock, warrants and rights, and other securities with equity characteristics (for example, participatory notes or derivatives linked to a basket of underlying equity securities, certain options on common stock, and exchange-traded funds). The companies in which we invest are usually small to mid-size with market capitalizations of less than $5 billion at the time of purchase.
The Fund may invest up to 20% of its total assets at the time of purchase in securities issued by foreign companies in developed or emerging markets. Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies and are not subject to this limitation.

January 31, 2015

We focus on companies that we consider to be high quality. We use a process of “bottom-up” fundamental analysis to look for individual companies that we believe are stable and have the potential to grow steadily for long periods of time. Our analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.
The Fund seeks to purchase stocks at prices we believe are reasonable relative to our projection of a company’s long term earnings growth rate. The Fund’s secondary objective of income is achieved when fast growing portfolio companies pay dividends, generated by cash flow, typically after achieving growth targets.
The Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary, financials, health care, industrials and information technology.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Smaller Company Stock Risk. Small and mid cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Sector Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.
Consumer Discretionary Sector Risk. Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing, and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.
Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Health Care Sector Risk. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies.
Industrials Sector Risk. Industries in the industrials sector include companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining, and construction, and can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition.
Information Technology Sector Risk. Stocks of information technology companies may be volatile because issuers are sensitive to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Information technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

Wasatch Core Growth Fund® — Summary

Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Core Growth Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/09	29.50%
Worst — 12/31/2008	-27.03%

Average Annual Total Returns — (as of 12/31/14)	1 Year	5 Years	10 Years
Wasatch Core Growth Fund — Investor Class
Return Before Taxes	6.10%	16.68%	7.43%
Return After Taxes on Distributions	5.49%	16.47%	6.64%
Return After Taxes on Distributions and Sale of Fund Shares	3.97%	13.52%	5.93%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	4.89%	15.55%	7.77%
Russell 2000® Growth Index (reflects no deductions for fees, expenses or taxes)	5.60%	16.80%	8.54%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

January 31, 2015

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
JB Taylor Lead Portfolio Manager Since 2000	Paul Lambert Portfolio Manager Since 2005
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, redeem or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	You may sell shares online at www.WasatchFunds.com, or via email at shareholderservice@wasatchfunds.com or by calling 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account.
•	You may write to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212. The letter should include your name, Fund Name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be bought or sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Wasatch Funds shareholders who have combined Wasatch Fund balances of $100,000 or more held directly with the Funds may be eligible for certain service benefits, including access to an exclusive Toll Free telephone number. See “Premier Services” in the Account Policies section of this prospectus for more information, or contact shareholder services by calling 800.551.1700 or via email at shareholderservice@wasatchfunds.com.
•	You may buy or sell shares of the Fund through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Emerging India Fund® — Summary

Investment Objective
The Fund’s investment objective is long-term appreciation of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	1.50%
Distribution/Service (12b-1) Fee	None
Other Expenses	1.07%
Total Annual Fund Operating Expenses[1]	2.57%
Expense Reimbursement	(0.62)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.95%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.95% of average daily net assets until at least January 31, 2016 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs and extraordinary expenses). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Emerging India Fund — Investor Class	$198	$741	$1,310	$2,859
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

January 31, 2015

Principal Strategies
The Fund invests primarily in companies tied economically to India.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities of companies tied economically to India. Equity securities include common stock, preferred stock and securities convertible into common stock, warrants and rights, and other securities with equity characteristics (for example, participatory notes or derivatives linked to a basket of underlying equity securities, certain options on common stock, and exchange-traded funds).
We will generally consider qualifying investments to be in companies that are listed on an Indian exchange, that have at least 50% of their assets in India, or that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in India.
The Fund is expected to invest across market capitalization levels, ranging from small capitalization stocks to larger capitalization stocks. However, we expect the Fund to invest a significant portion of its assets in small to mid-size companies with market capitalizations of less than US$5 billion at the time of purchase.
We use a process of quantitative screening followed by “bottom up” fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential.
The Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary, consumer staples, financials, health care, industrials, information technology and materials.
We may also invest in initial public offerings (IPOs).
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Indian Market Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Because the Fund concentrates its investments in a single region of the world, the value of the Fund’s shares may be affected by events that adversely affect India and may fluctuate more than the value of a less concentrated fund’s shares.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Smaller Company Stock Risk. Small and mid cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.

Wasatch Emerging India Fund® — Summary

Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Sector Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.
Consumer Discretionary Sector Risk. Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing, and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.
Consumer Staples Sector Risk. The consumer staples sector may be affected by marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.
Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Health Care Sector Risk. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies.
Industrials Sector Risk. Industries in the industrials sector include companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining, and construction, and can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition.
Information Technology Sector Risk. Stocks of information technology companies may be volatile because issuers are sensitive to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Information technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.
Materials Sector Risk. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, and labor relations may adversely affect companies engaged in the production and distribution of materials.

January 31, 2015

Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. Past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Emerging India Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 3/31/12	21.43%
Worst — 6/30/12	-6.95%

Average Annual Total Returns — (as of 12/31/14)	1 Year	Since Inception (4/26/11)
Wasatch Emerging India Fund — Investor Class
Return Before Taxes	45.40%	11.42%
Return After Taxes on Distributions	45.38%	11.37%
Return After Taxes on Distributions and Sale of Fund Shares	25.71%	8.98%
MSCI India Investable Market Index* (reflects no deductions for fees, expenses or taxes)	27.64%	-0.27%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Wasatch Emerging India Fund® — Summary
January 31, 2015

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Manager
Ajay Krishnan, CFA Lead Portfolio Manager Since Inception
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, redeem or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	You may sell shares online at www.WasatchFunds.com, or via email at shareholderservice@wasatchfunds.com or by calling 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account.
•	You may write to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212. The letter should include your name, Fund Name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be bought or sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Wasatch Funds shareholders who have combined Wasatch Fund balances of $100,000 or more held directly with the Funds may be eligible for certain service benefits, including access to an exclusive Toll Free telephone number. See “Premier Services” in the Account Policies section of this prospectus for more information, or contact shareholder services by calling 800.551.1700 or via email at shareholderservice@wasatchfunds.com.
•	You may buy or sell shares of the Fund through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Emerging Markets Select Fund® — Summary
January 31, 2015

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	1.25%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.63%
Total Annual Fund Operating Expenses[1]	1.88%
Expense Reimbursement	(0.19)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.69%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.69% of average daily net assets until at least January 31, 2016 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs and extraordinary expenses). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Emerging Markets Select Fund — Investor Class	$172	$572	$998	$2,185
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Wasatch Emerging Markets Select Fund® — Summary

Principal Strategies
The Fund invests primarily in companies of all market capitalizations that are tied economically to emerging market countries.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities of companies that are tied economically to emerging market countries. Equity securities include common stock, preferred stock and securities convertible into common stock, warrants and rights, and other securities with equity characteristics (for example, participatory notes or derivatives linked to a basket of underlying equity securities, certain options on common stock, and exchange-traded funds).
Emerging market countries are those currently included in the Morgan Stanley Capital International (MSCI) Emerging Markets Index. We will generally consider qualifying investments to be in companies that are listed on an exchange in an emerging market country, that have at least 50% of their assets in an emerging market country, or that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country.
We travel extensively outside the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom-up” fundamental analysis with the goal of owning the highest quality growth companies tied economically to emerging market countries. Our analysis may include studying a company’s financial statements, visiting company facilities, and meeting with executive management, suppliers and customers.
We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries.
The Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary, consumer staples, financials, health care, industrials, materials, telecommunication services, and in convertible securities.
The Fund may invest in initial public offerings (IPOs) and early stage companies.
The Fund is non-diversified, meaning that it can concentrate investments in a more limited number of issuers than a diversified fund. Under normal market conditions, the Fund will generally invest in 30 to 50 companies. However, we may invest in fewer or more companies when we believe that doing so will help our efforts to achieve the Fund’s investment objective.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Small Company Stock Risk. Small cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Convertible Securities Risk. The Fund may invest in convertible securities, which are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality, and have less potential for gains or capital appreciation in a rising stock market than other equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than the markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security then the convertible security tends to reflect the market price of the underlying common stock. In such a

January 31, 2015

case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock. Additionally, an issuer may have the right to buy back a convertible security at a time and price that is unfavorable to the Fund.
Sector Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.
Consumer Discretionary Sector Risk. Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing, and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.
Consumer Staples Sector Risk. The consumer staples sector may be affected by marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.
Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Health Care Sector Risk. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies.
Industrials Sector Risk. Industries in the industrials sector include companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining, and construction, and can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition.
Materials Sector Risk. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, and labor relations may adversely affect companies engaged in the production and distribution of materials.
Telecommunications Sector Risk. The telecommunications sector is characterized by increasing competition and government regulation. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Non-Diversification Risk. The Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.

Wasatch Emerging Markets Select Fund® — Summary

Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. Past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Emerging Markets Select Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/14	4.37%
Worst — 6/30/13	-6.54%

Average Annual Total Returns — (as of 12/31/14)	1 Year	Since Inception (12/13/12)
Wasatch Emerging Markets Select Fund — Investor Class
Return Before Taxes	4.01%	1.17%
Return After Taxes on Distributions	4.07%	1.24%
Return After Taxes on Distributions and Sale of Fund Shares	2.48%	1.01%
MSCI Emerging Markets Index* (reflects no deductions for fees, expenses or taxes)	-2.19%	-1.67%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

January 31, 2015

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
Ajay Krishnan, CFA Lead Portfolio Manager Since Inception	Roger Edgley, CFA Portfolio Manager Since Inception
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, redeem or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	You may sell shares online at www.WasatchFunds.com, or via email at shareholderservice@wasatchfunds.com or by calling 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account.
•	You may write to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212. The letter should include your name, Fund Name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be bought or sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Wasatch Funds shareholders who have combined Wasatch Fund balances of $100,000 or more held directly with the Funds may be eligible for certain service benefits, including access to an exclusive Toll Free telephone number. See “Premier Services” in the Account Policies section of this prospectus for more information, or contact shareholder services by calling 800.551.1700 or via email at shareholderservice@wasatchfunds.com.
•	You may buy or sell shares of the Fund through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Emerging Markets Small Cap Fund® — Summary

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	1.75%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.27%
Total Annual Fund Operating Expenses[1]	2.02%
Expense Reimbursement	(0.07)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.95%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.95% of average daily net assets until at least January 31, 2016 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs and extraordinary expenses). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Emerging Markets Small Cap Fund — Investor Class	$198	$627	$1,082	$2,343
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

January 31, 2015

Principal Strategies
The Fund invests primarily in small companies tied economically to emerging markets.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities of companies with market capitalizations of less than $3 billion that are tied economically to emerging market countries. Equity securities include common stock, preferred stock and securities convertible into common stock, warrants and rights, and other securities with equity characteristics (for example, participatory notes or derivatives linked to a basket of underlying equity securities, certain options on common stock, and exchange traded funds). The Fund considers a company to be a small-capitalization company if its market capitalization, at the time of purchase, is less than the larger of US$3 billion or the market capitalization of the largest company in the Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index during the most recent 12 month period.
Emerging market countries are those currently included in the MSCI Emerging Markets Index. We will generally consider qualifying investments to be in companies that are listed on an exchange in an emerging market country, that have at least 50% of their assets in an emerging market country, or that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country.
We travel extensively outside of the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom-up” fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential.
We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries.
The Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary, consumer staples, financials, health care, industrials and materials.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Small Company Stock Risk. Small cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Sector Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.
Consumer Discretionary Sector Risk. Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing, and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.
Consumer Staples Sector Risk. The consumer staples sector may be affected by marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.
Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

Wasatch Emerging Markets Small Cap Fund® — Summary

Health Care Sector Risk. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies.
Industrials Sector Risk. Industries in the industrials sector include companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining, and construction, and can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition.
Materials Sector Risk. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, and labor relations may adversely affect companies engaged in the production and distribution of materials.

January 31, 2015

Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Emerging Markets Small Cap Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/09	56.10%
Worst — 12/31/2008	-32.16%

Average Annual Total Returns — (as of 12/31/14)	1 Year	5 Years	Since Inception (10/1/07)
Wasatch Emerging Markets Small Cap Fund — Investor Class
Return Before Taxes	0.89%	8.58%	4.59%
Return After Taxes on Distributions	1.13%	8.50%	4.50%
Return After Taxes on Distributions and Sale of Fund Shares	0.81%	6.84%	3.63%
MSCI Emerging Markets Small Cap Index* (reflects no deductions for fees, expenses or taxes)	1.01%	2.93%	0.24%
MSCI Emerging Markets Index* (reflects no deductions for fees, expenses or taxes)	-2.19%	1.78%	-0.81%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Wasatch Emerging Markets Small Cap Fund® — Summary
January 31, 2015

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
Roger Edgley, CFA Lead Portfolio Manager Since 2007	Andrey Kutuzov, CFA Associate Portfolio Manager Since January 31, 2014	Scott Thomas, CFA, CPA Associate Portfolio Manager Since January 31, 2015
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, redeem or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	You may sell shares online at www.WasatchFunds.com, or via email at shareholderservice@wasatchfunds.com or by calling 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account.
•	You may write to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212. The letter should include your name, Fund Name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be bought or sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Wasatch Funds shareholders who have combined Wasatch Fund balances of $100,000 or more held directly with the Funds may be eligible for certain service benefits, including access to an exclusive Toll Free telephone number. See “Premier Services” in the Account Policies section of this prospectus for more information, or contact shareholder services by calling 800.551.1700 or via email at shareholderservice@wasatchfunds.com.
•	You may buy or sell shares of the Fund through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Frontier Emerging Small Countries Fund® — Summary
January 31, 2015

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	1.75%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.49%
Total Annual Fund Operating Expenses[1]	2.24%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 2.25% of average daily net assets until at least January 31, 2016 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs and extraordinary expenses). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Frontier Emerging Small Countries Fund — Investor Class	$227	$700	$1,199	$2,573
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Wasatch Frontier Emerging Small Countries Fund® — Summary

Principal Strategies
The Fund invests primarily in the equity securities of companies of all market capitalizations that are tied economically to frontier markets and small emerging market countries.
Under normal market conditions, we will invest at least 80% of the Fund’s assets (plus borrowings for investment purposes) in the equity securities of companies that are tied economically to frontier markets and small emerging market countries. Equity securities include common stock, preferred stock and securities convertible into common stock, warrants and rights, and other securities with equity characteristics (for example, participatory notes or derivatives linked to a basket of underlying equity securities, certain options on common stock, and exchange-traded funds).
“Frontier markets” include any country that is outside the Morgan Stanley Capital International (MSCI) All Country World Index, and also any country that is currently included in the Russell Frontier Index, the S&P Frontier Broad Market Index (BMI), the MSCI Frontier Markets Index, or similar market indices, or any country that, in our opinion, has similar characteristics regardless of its inclusion in an index.
“Emerging markets” include those countries currently considered to be developing as per their inclusion in the MSCI Emerging Markets Index. We consider a “small emerging market country” to be any country that individually constitutes not more than 7% of the MSCI Emerging Markets Index or the S&P Emerging BMI.
We will generally consider qualifying investments to be in companies that are listed on an exchange in a frontier market or small emerging market country, that are legally domiciled in a frontier market or small emerging market country, that have at least 50% of their assets in a frontier market or small emerging market country, or that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services provided in a frontier market or small emerging market country. The Fund will not be required to sell a security because the market to which it is economically tied is no longer what we consider to be a frontier market or a small emerging market country.
In general, frontier markets and small emerging market countries, with the exception of the oil-producing Persian Gulf States, tend to have relatively low gross national product per capita compared to the larger traditionally-recognized emerging markets and the world’s major developed economies. Frontier and small emerging market countries include the least developed markets even by emerging market standards. We believe frontier markets and small emerging market countries offer investment opportunities that arise from long-term trends in demographics, deregulation, offshore outsourcing and improving corporate governance.
The Fund may invest in the equity securities of companies of any size, although we expect a significant portion of the Fund’s assets to be invested in companies with market capitalizations of under US$3 billion at the time of purchase.
We travel extensively outside the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom-up” fundamental analysis with the goal of owning the highest quality growth companies tied economically to frontier markets and small emerging market countries.
We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries.
The Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary, consumer staples, financials, healthcare, materials and telecommunication services.
We may also invest in initial public offerings (IPOs).
The Fund is non-diversified, meaning that it can concentrate investments in a more limited number of issuers than a diversified fund.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

January 31, 2015

Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.
Small Company Stock Risk. Small cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Liquidity Risk. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. Market quotations for such securities may be volatile.
Sector Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.
Consumer Discretionary Sector Risk. Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing, and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.
Consumer Staples Sector Risk. The consumer staples sector may be affected by marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.
Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Health Care Sector Risk. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies.
Materials Sector Risk. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, and labor relations may adversely affect companies engaged in the production and distribution of materials.
Non-Diversification Risk. The Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.
Telecommunications Sector Risk. The telecommunications sector is characterized by increasing competition and government regulation. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete.

Wasatch Frontier Emerging Small Countries Fund® — Summary

Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. Past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Frontier Emerging Small Countries Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 3/31/13	8.33%
Worst — 12/31/2014	-4.74%

Average Annual Total Returns — (as of 12/31/14)	1 Year	Since Inception (1/31/12)
Wasatch Frontier Emerging Small Countries Fund — Investor Class
Return Before Taxes	1.69%	17.12%
Return After Taxes on Distributions	1.36%	17.03%
Return After Taxes on Distributions and Sale of Fund Shares	1.50%	13.62%
MSCI Frontier Emerging Markets Index* (reflects no deductions for fees, expenses or taxes)	7.20%	9.12%
MSCI Frontier Markets Index* (reflects no deductions for fees, expenses or taxes)	6.84%	13.90%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

January 31, 2015

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Manager
Laura Geritz, CFA Lead Portfolio Manager Since Inception
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, redeem or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	You may sell shares online at www.WasatchFunds.com, or via email at shareholderservice@wasatchfunds.com or by calling 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account.
•	You may write to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212. The letter should include your name, Fund Name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be bought or sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Wasatch Funds shareholders who have combined Wasatch Fund balances of $100,000 or more held directly with the Funds may be eligible for certain service benefits, including access to an exclusive Toll Free telephone number. See “Premier Services” in the Account Policies section of this prospectus for more information, or contact shareholder services by calling 800.551.1700 or via email at shareholderservice@wasatchfunds.com.
•	You may buy or sell shares of the Fund through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Global Opportunities Fund® — Summary

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	1.50%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.28%
Total Annual Fund Operating Expenses[1]	1.78%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.95% of average daily net assets until at least January 31, 2016 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs and extraordinary expenses). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Global Opportunities Fund — Investor Class	$181	$561	$965	$2,096
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

January 31, 2015

Principal Strategies
The Fund invests primarily in small and micro cap foreign and domestic companies.
Under normal market conditions, we will invest the Fund’s assets in the equity securities of foreign and domestic companies with market capitalizations of less than US$5 billion at the time of purchase. Equity securities include common stock, preferred stock and securities convertible into common stock, warrants and rights, and other securities with equity characteristics (for example, participatory notes or derivatives linked to a basket of underlying equity securities, certain options on common stock, and exchange-traded funds). The Fund may invest a significant portion of its total assets (up to 35% under normal market conditions) in securities of companies with market capitalizations greater than US$5 billion at the time of purchase when the companies meet our investment criteria. The Fund may also invest a significant portion of its total assets in micro cap companies with market capitalizations below US$1 billion (up to 90% under normal market conditions).
The Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. The Fund may invest a significant portion of its total assets in companies domiciled in foreign countries (up to 80% under normal market conditions). Securities issued by foreign companies incorporated outside the United States whose securities are principally traded in the United States are not defined as “foreign companies” and are not subject to this limitation.
The Fund may invest a significant amount of its total assets (5% to 50% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging markets. Emerging market countries are those currently included in the Morgan Stanley Capital International (MSCI) EFM (Emerging + Frontier Markets) Index. These companies typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.
We use a process of quantitative screening followed by “bottom-up” fundamental analysis to identify individual companies that we believe are the World’s Best Growth Companies. We travel extensively to visit companies and expect to meet with senior management.
We may also invest in growth companies that we believe have had a temporary setback and therefore have appealing valuation relative to their long-term growth potential.
At times, we may invest in early stage companies with limited or no earnings history if we believe they have outstanding long-term growth potential. We may also invest in initial public offerings (IPOs).
We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries. We may significantly shift Fund assets between asset classes, sectors, and geographic regions based on where we believe the best growth opportunities and valuations currently exist. The Fund may invest a large percentage of its assets in a few regions or sectors, including consumer discretionary, consumer staples, financials, health care, industrials and information technology.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Region Risk. Social, political and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Emerging and Frontier Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging and frontier market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Wasatch Global Opportunities Fund® — Summary

Micro Cap and Small Company Stock Risk. Micro cap and small company stocks may be very sensitive to changing economic conditions and market downturns because the issuers have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small and micro cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Value Investing Risk. A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. It is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.
Sector Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.
Consumer Discretionary Sector Risk. Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing, and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.
Consumer Staples Sector Risk. The consumer staples sector may be affected by marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.
Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Health Care Sector Risk. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies.
Industrials Sector Risk. Industries in the industrials sector include companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining, and construction, and can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition.
Information Technology Sector Risk. Stocks of information technology companies may be volatile because issuers are sensitive to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Information technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

January 31, 2015

Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Global Opportunities Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/09	32.73%
Worst — 9/30/11	-18.94%

Average Annual Total Returns — (as of 12/31/14)	1 Year	5 Years	Since Inception (11/17/08)
Wasatch Global Opportunities Fund — Investor Class
Return Before Taxes	-0.49%	12.48%	21.16%
Return After Taxes on Distributions	-4.00%	10.29%	19.06%
Return After Taxes on Distributions and Sale of Fund Shares	2.56%	10.17%	17.72%
MSCI AC World Small Cap Index* (reflects no deductions for fees, expenses or taxes)	1.78%	11.61%	18.38%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Wasatch Global Opportunities Fund® — Summary
January 31, 2015

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
JB Taylor Lead Portfolio Manager Since 2011	Ajay Krishnan, CFA Lead Portfolio Manager Since 2012
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, redeem or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	You may sell shares online at www.WasatchFunds.com, or via email at shareholderservice@wasatchfunds.com or by calling 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account.
•	You may write to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212. The letter should include your name, Fund Name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be bought or sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Wasatch Funds shareholders who have combined Wasatch Fund balances of $100,000 or more held directly with the Funds may be eligible for certain service benefits, including access to an exclusive Toll Free telephone number. See “Premier Services” in the Account Policies section of this prospectus for more information, or contact shareholder services by calling 800.551.1700 or via email at shareholderservice@wasatchfunds.com.
•	You may buy or sell shares of the Fund through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Heritage Growth Fund® — Summary
January 31, 2015

Investment Objective
The Fund’s primary investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	0.70%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.25%
Total Annual Fund Operating Expenses[1]	0.95%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 0.95% of average daily net assets until at least January 31, 2016 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs and extraordinary expenses). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Heritage Growth Fund — Investor Class	$97	$303	$526	$1,167
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in growing mid cap companies at reasonable prices.
Under normal market conditions, the Fund will invest in the equity securities of growing companies with market capitalizations of between $2.5 billion and $15 billion at the time of purchase. Equity securities include common stock, preferred stock and securities convertible into common stock, warrants and rights, and other securities with equity characteristics (for example, participatory notes or derivatives linked to a basket of underlying equity securities, certain options on common stock, and exchange-traded funds).
The Fund may invest up to 20% of its total assets at the time of purchase in securities issued by foreign companies in developed or emerging markets. Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies and are not subject to this limitation.

Wasatch Heritage Growth Fund® — Summary

We focus on companies that we consider to be high quality, and we use a process of “bottom-up” fundamental analysis to look for individual companies that we believe are stable and have the potential to grow steadily for long periods of time. Our analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers. The Fund’s secondary objective of income is achieved when fast growing portfolio companies pay dividends, generated by cash flow, typically after achieving growth targets.
The Fund seeks to purchase stocks at prices we believe are reasonable relative to our projection of a company’s long term earnings growth rate.
The Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary, financials, health care, industrials and information technology.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Smaller Company Stock Risk. Small and mid cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Sector Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.
Consumer Discretionary Sector Risk. Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing, and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.
Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Health Care Sector Risk. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies.
Industrials Sector Risk. Industries in the industrials sector include companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining, and construction, and can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition.
Information Technology Sector Risk. Stocks of information technology companies may be volatile because issuers are sensitive to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Information technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

January 31, 2015

Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Heritage Growth Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/09	17.91%
Worst — 12/31/2008	-23.31%

Average Annual Total Returns — (as of 12/31/14)	1 Year	5 Years	10 Years
Wasatch Heritage Growth Fund — Investor Class
Return Before Taxes	4.45%	13.43%	6.80%
Return After Taxes on Distributions	3.17%	12.81%	6.20%
Return After Taxes on Distributions and Sale of Fund Shares	3.60%	10.83%	5.47%
Russell Midcap® Growth Index (reflects no deductions for fees, expenses or taxes)	11.90%	16.94%	9.43%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	13.69%	15.45%	7.67%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Wasatch Heritage Growth Fund® — Summary
January 31, 2015

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Manager
Chris Bowen Lead Portfolio Manager Since 2004
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, redeem or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	You may sell shares online at www.WasatchFunds.com, or via email at shareholderservice@wasatchfunds.com or by calling 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account.
•	You may write to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212. The letter should include your name, Fund Name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be bought or sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Wasatch Funds shareholders who have combined Wasatch Fund balances of $100,000 or more held directly with the Funds may be eligible for certain service benefits, including access to an exclusive Toll Free telephone number. See “Premier Services” in the Account Policies section of this prospectus for more information, or contact shareholder services by calling 800.551.1700 or via email at shareholderservice@wasatchfunds.com.
•	You may buy or sell shares of the Fund through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch International Growth Fund® — Summary
January 31, 2015

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	1.25%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.21%
Total Annual Fund Operating Expenses[1]	1.46%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.75% of average daily net assets until at least January 31, 2016 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs and extraordinary expenses). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
International Growth Fund — Investor Class	$149	$462	$798	$1,747
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Wasatch International Growth Fund® — Summary

Principal Strategies
The Fund invests primarily in foreign growth companies.
Under normal market conditions, we will invest the Fund’s assets in the equity securities of foreign companies with market capitalizations of less than US$5 billion at the time of purchase. Equity securities include common stock, preferred stock and securities convertible into common stock, warrants and rights, and other securities with equity characteristics (for example, participatory notes or derivatives linked to a basket of underlying equity securities, certain options on common stock, and exchange-traded funds). Under normal market conditions, the Fund will invest in at least five of the countries included in the Morgan Stanley Capital International (MSCI) All Country (AC) World Ex-U.S.A. Small Cap Index.
The Fund may invest a significant amount of its total assets (5% to 70% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging markets. Emerging market countries are those currently included in the MSCI EFM (Emerging + Frontier Markets) Index. These companies typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.
We travel extensively outside of the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom-up” fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential. We may invest in early stage companies if we believe they have outstanding long-term growth potential.
We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries.
The Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology and materials.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Emerging and Frontier Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging and frontier market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Small Company Stock Risk. Small cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Sector Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.
Consumer Staples Sector Risk. The consumer staples sector may be affected by marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.
Consumer Discretionary Sector Risk. Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing, and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

January 31, 2015

Energy Sector Risk. The value of energy companies is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of and demand for specific energy-related products or services, and tax policy and other government regulation.
Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Health Care Sector Risk. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies.
Industrials Sector Risk. Industries in the industrials sector include companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining, and construction, and can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition.
Information Technology Sector Risk. Stocks of information technology companies may be volatile because issuers are sensitive to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Information technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.
Materials Sector Risk. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, and labor relations may adversely affect companies engaged in the production and distribution of materials.

Wasatch International Growth Fund® — Summary

Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch International Growth Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/09	41.88%
Worst — 9/30/08	-28.61%

Average Annual Total Returns — (as of 12/31/14)	1 Year	5 Years	10 Years
Wasatch International Growth Fund — Investor Class
Return Before Taxes	-9.05%	12.56%	8.46%
Return After Taxes on Distributions	-9.21%	12.38%	7.77%
Return After Taxes on Distributions and Sale of Fund Shares	-4.99%	10.07%	6.92%
MSCI AC World Ex-U.S.A. Small Cap Index* (reflects no deductions for fees, expenses or taxes)	-4.03%	6.80%	6.86%
MSCI World Ex-U.S.A. Small Cap Index* (reflects no deductions for fees, expenses or taxes)	-5.35%	7.91%	5.87%
*Prior to January 31, 2007, the Fund primarily invested in companies with market capitalizations of less than US$2 billion at the time of purchase.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
**Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

January 31, 2015

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
Roger Edgley, CFA Lead Portfolio Manager Since 2006	Linda Lasater, CFA Associate Portfolio Manager Since January 31, 2014	Kabir Goyal, CFA Associate Portfolio Manager Since January 31, 2015
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, redeem or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	You may sell shares online at www.WasatchFunds.com, or via email at shareholderservice@wasatchfunds.com or by calling 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account.
•	You may write to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212. The letter should include your name, Fund Name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be bought or sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Wasatch Funds shareholders who have combined Wasatch Fund balances of $100,000 or more held directly with the Funds may be eligible for certain service benefits, including access to an exclusive Toll Free telephone number. See “Premier Services” in the Account Policies section of this prospectus for more information, or contact shareholder services by calling 800.551.1700 or via email at shareholderservice@wasatchfunds.com.
•	You may buy or sell shares of the Fund through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch International Opportunities Fund® — Summary

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	1.95%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.46%
Total Annual Fund Operating Expenses[1]	2.41%
Expense Reimbursement	(0.16)%
Total Annual Fund Operating Expenses After Expense Reimbursement	2.25%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 2.25% of average daily net assets until at least January 31, 2016 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs and extraordinary expenses). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
International Opportunities Fund — Investor Class	$228	$736	$1,271	$2,734
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

January 31, 2015

Principal Strategies
The Fund invests primarily in foreign micro cap companies.
Under normal market conditions, we will invest the Fund’s assets in the equity securities of foreign companies with market capitalizations of less than US$1 billion at the time of purchase. Equity securities include common stock, preferred stock and securities convertible into common stock, warrants and rights, and other securities with equity characteristics (for example, participatory notes or derivatives linked to a basket of underlying equity securities, certain options on common stock, and exchange-traded funds). Under normal market conditions, the Fund will invest in at least five of the countries included in the Morgan Stanley Capital International (MSCI) All Country (AC) World Ex-U.S.A. Small Cap Index.
The Fund may invest a significant amount of its total assets (20% to 70% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging markets. Emerging market countries are those currently included in the MSCI EFM (Emerging + Frontier Markets) Index. These companies typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.
We travel extensively outside of the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom-up” fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential. We may invest in early stage companies if we believe they have outstanding long-term growth potential.
We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries.
The Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary, consumer staples, financials, heath care, industrials, information technology and materials.
The Fund may also invest in initial public offerings (IPOs).
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Emerging and Frontier Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging and frontier market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Micro Cap Company Stock Risk. Micro cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of micro cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Sector Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.
Consumer Discretionary Sector Risk. Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing, and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

Wasatch International Opportunities Fund® — Summary

Consumer Staples Sector Risk. The consumer staples sector may be affected by marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.
Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Health Care Sector Risk. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies.
Industrials Sector Risk. Industries in the industrials sector include companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining, and construction, and can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition.
Information Technology Sector Risk. Stocks of information technology companies may be volatile because issuers are sensitive to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Information technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.
Materials Sector Risk. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, and labor relations may adversely affect companies engaged in the production and distribution of materials.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

January 31, 2015

Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch International Opportunities Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/09	44.35%
Worst — 9/30/08	-27.60%

Average Annual Total Returns — (as of 12/31/14)	1 Year	5 Years	Since Inception (1/27/05)
Wasatch International Opportunities Fund — Investor Class
Return Before Taxes	3.07%	11.41%	9.54%
Return After Taxes on Distributions	0.61%	10.08%	8.24%
Return After Taxes on Distributions and Sale of Fund Shares	3.75%	9.14%	7.77%
MSCI AC World Ex-U.S.A. Small Cap Index* (reflects no deductions for fees, expenses or taxes)	-4.03%	6.80%	6.85%
MSCI World Ex-U.S.A. Small Cap Index* (reflects no deductions for fees, expenses or taxes)	-5.35%	7.91%	5.80%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Wasatch International Opportunities Fund® — Summary
January 31, 2015

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
Laura Geritz, CFA Lead Portfolio Manager Since May 24, 2011	Jared Whatcott, CFA Associate Portfolio Manager Since January 31, 2014
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, redeem or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	You may sell shares online at www.WasatchFunds.com, or via email at shareholderservice@wasatchfunds.com or by calling 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account.
•	You may write to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212. The letter should include your name, Fund Name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be bought or sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Wasatch Funds shareholders who have combined Wasatch Fund balances of $100,000 or more held directly with the Funds may be eligible for certain service benefits, including access to an exclusive Toll Free telephone number. See “Premier Services” in the Account Policies section of this prospectus for more information, or contact shareholder services by calling 800.551.1700 or via email at shareholderservice@wasatchfunds.com.
•	You may buy or sell shares of the Fund through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Large Cap Value Fund® — Summary
January 31, 2015

Investment Objective
The Fund’s investment objectives are to seek capital appreciation and income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	0.90%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.22%
Total Annual Fund Operating Expenses[1]	1.12%
Expense Reimbursement	(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.10%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.10% of average daily net assets until at least January 31, 2016 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs and extraordinary expenses). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Large Cap Value Fund — Investor Class	$112	$354	$615	$1,361
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Wasatch Large Cap Value Fund® — Summary

Principal Strategies
The Fund invests primarily in equity securities.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities of companies with market capitalizations of over $5 billion at the time of purchase. Equity securities include common stock, preferred stock and securities convertible into common stock, warrants and rights, and other securities with equity characteristics (for example, participatory notes or derivatives linked to a basket of underlying equity securities, certain options on common stock, and exchange-traded funds).
To achieve the Fund’s investment objectives, the Fund typically invests in the securities of companies that we believe will pay above average dividends or interest, but which remain appropriately valued based on our valuation analysis.
When evaluating a potential investment for the Fund, we employ a comprehensive valuation analysis intended to establish a range for fair valuation or intrinsic company value, with a particular emphasis on company fundamentals. The initial valuation review may include:
•	Calculating and reviewing standard ratios, such as price-to-sales, price-to-book, price-to-earnings, and price/earnings-to-growth.
•	Modified discounted cash flow models with sensitivity analysis for changes to revenue growth rates, operating margins, outstanding share counts, earnings multiples, and tangible book value.
•	Changing sector and company specific outlooks due to subjective factors, including globalization of capital, labor and process knowledge, as well as increasing information and price transparency.
The Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary, energy, financials, health care, industrials, information technology and materials.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Value Investing Risk. A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. It is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.
Sector Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.
Consumer Discretionary Sector Risk. Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing, and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.
Energy Sector Risk. The value of energy companies is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of and demand for specific energy-related products or services, and tax policy and other government regulation.
Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Health Care Sector Risk. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies.
Industrials Sector Risk. Industries in the industrials sector include companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining, and construction, and can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition.
Information Technology Sector Risk. Stocks of information technology companies may be volatile because issuers are sensitive to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Information technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

January 31, 2015

Materials Sector Risk. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, and labor relations may adversely affect companies engaged in the production and distribution of materials.

Wasatch Large Cap Value Fund® — Summary

Historical Performance
The Fund commenced operations on December 15, 2008 upon the reorganization of the 1st Source Monogram Income Equity Fund, the Fund’s predecessor fund (the “Predecessor Fund”), into the Fund. With the reorganization, the Fund assumed the financial and performance history of the Predecessor Fund. The following tables provide information on how the Investor Class of the Fund (and Predecessor Fund for periods prior to December 15, 2008) has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the years shown in the bar chart. The average annual total returns table allows you to compare the Fund’s (and Predecessor Fund’s for periods prior to December 15, 2008) performance over the time periods indicated to that of a broad-based market index. In addition, the Predecessor Fund was advised by a different investment advisor and subject to different expenses, which may have produced different investment results. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Large Cap Value Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/09	14.66%
Worst — 12/31/2008	-19.38%

Average Annual Total Returns — (as of 12/31/14)	1 Year	5 Years	10 Years
Wasatch Large Cap Value Fund — Investor Class
Return Before Taxes	5.85%	9.46%	7.15%
Return After Taxes on Distributions	-0.61%	6.26%	4.93%
Return After Taxes on Distributions and Sale of Fund Shares	8.74%	7.48%	5.65%
Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	13.45%	15.42%	7.30%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

January 31, 2015

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Manager
David Powers, CFA Lead Portfolio Manager Since August 2013
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, redeem or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	You may sell shares online at www.WasatchFunds.com, or via email at shareholderservice@wasatchfunds.com or by calling 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account.
•	You may write to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212. The letter should include your name, Fund Name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be bought or sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Wasatch Funds shareholders who have combined Wasatch Fund balances of $100,000 or more held directly with the Funds may be eligible for certain service benefits, including access to an exclusive Toll Free telephone number. See “Premier Services” in the Account Policies section of this prospectus for more information, or contact shareholder services by calling 800.551.1700 or via email at shareholderservice@wasatchfunds.com.
•	You may buy or sell shares of the Fund through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Long/Short Fund® — Summary

Investment Objective
The Fund’s investment objective is capital appreciation.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	1.10%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.17%
Dividend Expense on Short Sales/Interest Expense[1]	0.26%
Total Annual Fund Operating Expenses	1.53%
[1]	Dividends on short sales are the dividends paid to the lenders of borrowed securities. The expenses related to dividends on short sales are estimated and will vary depending on whether the securities the Fund sells short pay dividends and on the amount of any such dividends. Expenses also include borrowing costs paid to the broker in connection with borrowing the security to be sold short. The rate paid to brokers varies by security.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Long/Short Fund — Investor Class	$156	$484	$834	$1,824
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

January 31, 2015

Principal Strategies
The Fund invests primarily in equity securities by maintaining long equity positions and short equity positions.
We seek to achieve higher risk-adjusted returns with lower volatility compared to the equity markets in general (as represented by the S&P 500 Index). Under normal market conditions, we will invest the Fund’s assets in the equity securities of companies with market capitalizations of at least $100 million at the time of purchase that we have identified as being undervalued (long equity positions) and we will sell short those securities (short equity positions) that we have identified as being overvalued. The equity securities in which the Fund invests include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, warrants and any rights to purchase common stocks and other securities with equity characteristics (for example, participatory notes or derivatives linked to a basket of underlying equity securities, certain options on common stock, and exchange-traded funds).
The Fund may at any time have either a net long exposure or a net short exposure to the equity markets and the Fund will not be managed to maintain either net long or net short market exposure.
The Fund may invest in early stage companies and initial public offerings (IPOs).
We believe that the best opportunities to make both short and long equity investments are when the market’s perception of the values of individual companies (measured by the stock price) differs widely from our assessment of the intrinsic values of such companies. When evaluating a potential long or short investment for the Fund, we employ a comprehensive valuation analysis intended to establish a range for fair valuation or intrinsic company value, with a particular emphasis on company fundamentals. We believe opportunities to buy stocks or sell stocks short arise due to a variety of market inefficiencies, including:
•	Changes in market participant psychology and circumstances.
•	Imperfect information.
•	Forecasts and projections by Wall Street analysts and company representatives that differ from experienced reality.
When evaluating long investments, we typically look for stocks that are appropriately valued or undervalued based on our analysis.
When evaluating a short investment, we typically look for signs of current overvaluation. For example, we look for stocks that we believe:
•	Have earnings that appear to be reflected in the current stock price.
•	Are likely to fall short of market expectations.
•	Are in industries that exhibit weakness.
•	Have poor management.
•	Are likely to suffer an event affecting long-term earnings.
The Fund may invest in fixed income securities of any maturity consisting of corporate notes, bonds and debentures, including those that are rated less than investment grade at the time of purchase.
The Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary, energy, financials, healthcare, industrials, information technology and materials.
The Fund is expected to have a high portfolio turnover rate.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Market Direction Risk. Since the Fund has both a “long” and a “short” portfolio, an investment in the Fund will involve market risks associated with different investment decisions than those made for a typical “long only” stock fund. The Fund’s results will suffer both when there is a general stock market advance and the Fund holds significant “short” equity positions, or when there is a general stock market decline and the Fund holds significant “long” equity positions.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Short Sales Risk. The Fund can make short sales of securities, which means it may experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced. Short sales may reduce a Fund’s returns or increase volatility.
Smaller Company Stock Risk. Small and mid cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.

Wasatch Long/Short Fund® — Summary

Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Value Investing Risk. A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. It is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.
Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will fluctuate with changes in interest rates. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer duration debt securities usually change more than the values of shorter-duration debt securities.
Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status, and is generally higher for non-investment grade securities.
Non-Investment Grade Securities Risk. Non-investment grade securities (also known as “high yield” or “junk bonds”), those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S&P/Moody’s) tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments than investment grade securities. In addition, compared to investments in investment grade securities, investments in non-investment grade securities are subject to greater risk of loss due to default by the issuer or decline in the issuer’s credit quality. There is a greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and more susceptible to negative market sentiment, leading to depressed prices and decreased liquidity for the non-investment grade securities.
Sector Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.
Consumer Discretionary Sector Risk. Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing, and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.
Energy Sector Risk. The value of energy companies is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of and demand for specific energy-related products or services, and tax policy and other government regulation.
Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Health Care Sector Risk. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies.
Industrials Sector Risk. Industries in the industrials sector include companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining, and construction, and can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition.
Information Technology Sector Risk. Stocks of information technology companies may be volatile because issuers are sensitive to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Information technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.
Materials Sector Risk. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, and labor relations may adversely affect companies engaged in the production and distribution of materials.
Portfolio Turnover Rate. The Fund’s portfolio turnover rate is expected to exceed 200%. This type of fund generally has high portfolio turnover that necessarily results in greater transaction costs and causes more short-term capital gains (or losses) to be realized. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.

January 31, 2015

Historical Performance
The Fund commenced operations on December 15, 2008, upon the reorganization of the 1st Source Monogram Long/Short Fund, the Fund’s predecessor fund (the “Predecessor Fund”), into the Fund. With the reorganization, the Fund assumed the financial and performance history of the Predecessor Fund. The following tables provide information on how the Investor Class of the Fund (and Predecessor Fund for periods prior to December 15, 2008) has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the years shown in the bar chart. The average annual total returns table allows you to compare the Fund’s (and Predecessor Fund’s for periods prior to December 15, 2008) performance over the time periods indicated to the primary benchmark (the S&P 500 Index), which reflects the effects of general stock market risk, and to a secondary benchmark (the Citigroup U.S. Domestic 3-Month U.S. Treasury Bills Index), which reflects short-term interest rates and is usually free from the risk of principal fluctuation. In addition, the Predecessor Fund was advised by a different investment advisor and subject to different expenses, which may have produced different investment results. The portfolio managers of the Fund, however, were also the portfolio managers of the Predecessor Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Long/Short Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/09	16.00%
Worst — 12/31/2008	-15.94%

Average Annual Total Returns — (as of 12/31/14)	1 Year	5 Years	10 Years
Wasatch Long/Short Fund — Investor Class
Return Before Taxes	-2.33%	7.05%	6.10%
Return After Taxes on Distributions	-3.71%	6.63%	5.27%
Return After Taxes on Distributions and Sale of Fund Shares	-0.15%	5.55%	4.62%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	13.69%	15.45%	7.67%
Citigroup U.S. Domestic 3-Month Treasury Bills Index (reflects no deductions for fees, expenses or taxes)	0.03%	0.07%	1.46%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Wasatch Long/Short Fund® — Summary
January 31, 2015

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
Michael Shinnick Lead Portfolio Manager Since 2008	Ralph Shive, CFA Portfolio Manager Since 2008
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, redeem or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	You may sell shares online at www.WasatchFunds.com, or via email at shareholderservice@wasatchfunds.com or by calling 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account.
•	You may write to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212. The letter should include your name, Fund Name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be bought or sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Wasatch Funds shareholders who have combined Wasatch Fund balances of $100,000 or more held directly with the Funds may be eligible for certain service benefits, including access to an exclusive Toll Free telephone number. See “Premier Services” in the Account Policies section of this prospectus for more information, or contact shareholder services by calling 800.551.1700 or via email at shareholderservice@wasatchfunds.com.
•	You may buy or sell shares of the Fund through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Micro Cap Fund® — Summary
January 31, 2015

Investment Objective
The Fund’s investment objective is long-term growth of capital. Income is an objective only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee[1]	1.75%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.15%
Total Annual Fund Operating Expenses[2]	1.90%
[1]	Effective January 31, 2014, the management fee was reduced from 1.95% to 1.75%. The management fee and total annual operating expenses have been restated to reflect the current management fee.
[2]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.95% of average daily net assets until at least January 31, 2016 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs and extraordinary expenses). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Micro Cap Fund — Investor Class	$193	$597	$1,026	$2,222
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in growing micro cap companies.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets in the equity securities of micro-capitalization companies. The Fund considers a company to be a micro-capitalization company if its market capitalization, at the time of purchase, is less than the larger of $1.5 billion or the market capitalization of the largest company in the Russell Microcap Index as of its most recent reconstitution date. Equity securities include common stock, preferred stock and securities convertible into common stock, warrants and rights, and other securities with equity characteristics (for example, participatory notes or derivatives linked to a basket of underlying equity securities, certain options on common stock, and exchange-traded funds).

Wasatch Micro Cap Fund® — Summary

The Fund may invest up to 30% of its total assets at the time of purchase in securities issued by foreign companies in developed or emerging markets. Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies and are not subject to this limitation.
We focus on companies that we consider to be high quality, and we use a process of “bottom-up” fundamental analysis to look for companies that we believe have the potential to grow faster than domestic gross domestic product (GDP). Our analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.
The Fund seeks to purchase stocks at prices we believe are reasonable relative to our projection of a company’s long term earnings growth rate. The Fund’s secondary objective of income is achieved when fast growing portfolio companies pay dividends, generated by cash flow, typically after achieving growth targets.
The Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary, financials, health care, information technology and industrials.
The Fund may invest in initial public offerings (IPOs).
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Micro Cap Company Stock Risk. Micro cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of micro cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Sector Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.
Consumer Discretionary Sector Risk. Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing, and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.
Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Health Care Sector Risk. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies.
Industrials Sector Risk. Industries in the industrials sector include companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining, and construction, and can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition.

January 31, 2015

Information Technology Sector Risk. Stocks of information technology companies may be volatile because issuers are sensitive to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Information technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Micro Cap Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/09	27.00%
Worst — 12/31/2008	-31.16%

Average Annual Total Returns — (as of 12/31/14)	1 Year	5 Years	10 Years
Wasatch Micro Cap Fund — Investor Class
Return Before Taxes	0.17%	14.51%	6.71%
Return After Taxes on Distributions	-0.87%	14.27%	5.79%
Return After Taxes on Distributions and Sale of Fund Shares	0.96%	11.70%	5.45%
Russell Microcap® Index (reflects no deductions for fees, expenses or taxes)	3.65%	16.14%	5.96%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	4.89%	15.55%	7.77%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Wasatch Micro Cap Fund® — Summary
January 31, 2015

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Manager
Dan Chace, CFA Lead Portfolio Manager Since 2004
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, redeem or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	You may sell shares online at www.WasatchFunds.com, or via email at shareholderservice@wasatchfunds.com or by calling 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account.
•	You may write to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212. The letter should include your name, Fund Name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be bought or sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Wasatch Funds shareholders who have combined Wasatch Fund balances of $100,000 or more held directly with the Funds may be eligible for certain service benefits, including access to an exclusive Toll Free telephone number. See “Premier Services” in the Account Policies section of this prospectus for more information, or contact shareholder services by calling 800.551.1700 or via email at shareholderservice@wasatchfunds.com.
•	You may buy or sell shares of the Fund through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Micro Cap Value Fund® — Summary
January 31, 2015

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee[1]	1.75%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.27%
Total Annual Fund Operating Expenses[2]	2.02%
Expense Reimbursement	(0.07)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.95%
[1]	Effective January 31, 2014, the management fee was reduced from 1.95% to 1.75%. The management fee and total annual operating expenses have been restated to reflect the current management fee.
[2]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.95% of average daily net assets until at least January 31, 2016 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs and extraordinary expenses). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Micro Cap Value Fund- Investor Class	$198	$627	$1,082	$2,343
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

Wasatch Micro Cap Value Fund® — Summary

Principal Strategies
The Fund invests primarily in micro cap companies.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets in the equity securities of micro-capitalization companies. The Fund considers a company to be a micro-capitalization company if its market capitalization, at the time of purchase, is less than the larger of $1.5 billion or the market capitalization of the largest company in the Russell Microcap Index as of its most recent reconstitution date. Equity securities include common stock, preferred stock and securities convertible into common stock, warrants and rights, and other securities with equity characteristics (for example, participatory notes or derivatives linked to a basket of underlying equity securities, certain options on common stock, and exchange-traded funds).
The Fund may invest up to 30% of its total assets at the time of purchase in securities issued by foreign companies in developed or emerging markets. Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies and are not subject to this limitation.
The Fund may invest in initial public offerings (IPOs).
While the Fund primarily invests in value companies, it may also invest in growth companies if the Advisor believes that a companies’ current valuation is at a sufficient discount to its projected long term earnings growth rate.
We use a “bottom-up” process of fundamental analysis to look for individual companies that we believe are temporarily undervalued but have significant potential for stock price appreciation. Our analysis may include studying a company’s financial statements, visiting company facilities, and meeting with executive management, suppliers and customers.
We typically look for companies that we believe fall into one of these three categories at the time of purchase:
•	Undiscovered Gems — Companies with good growth potential which have yet to be broadly discovered by Wall Street analysts, thus leaving them attractively undervalued relative to their expected growth.
•	Fallen Angels — High quality growth companies that have experienced a temporary setback and therefore have appealing valuations relative to their long term growth potential.
•	Value Momentum — Valuation that is inexpensive relative to history, but catalyst for future growth has been identified.
The Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary, consumer staples, financials, health care, industrials and information technology.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Micro Cap Company Stock Risk. Micro cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of micro cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Value Investing Risk. A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. It is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

January 31, 2015

Sector Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.
Consumer Discretionary Sector Risk. Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing, and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.
Consumer Staples Sector Risk. The consumer staples sector may be affected by marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.
Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Health Care Sector Risk. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies.
Industrials Sector Risk. Industries in the industrials sector include companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining, and construction, and can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition.
Information Technology Sector Risk. Stocks of information technology companies may be volatile because issuers are sensitive to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Information technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.

Wasatch Micro Cap Value Fund® — Summary

Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Micro Cap Value Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/09	40.00%
Worst — 12/31/2008	-26.67%

Average Annual Total Returns — (as of 12/31/14)	1 Year	5 Years	10 Years
Wasatch Micro Cap Value Fund — Investor Class
Return Before Taxes	-0.75%	13.31%	9.71%
Return After Taxes on Distributions	-3.96%	11.37%	7.84%
Return After Taxes on Distributions and Sale of Fund Shares	2.22%	10.70%	7.75%
Russell Microcap® Index (reflects no deductions for fees, expenses or taxes)	3.65%	16.14%	5.96%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	4.89%	15.55%	7.77%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

January 31, 2015

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Manager
Brian Bythrow, CFA Lead Portfolio Manager Since 2003
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, redeem or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	You may sell shares online at www.WasatchFunds.com, or via email at shareholderservice@wasatchfunds.com or by calling 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account.
•	You may write to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212. The letter should include your name, Fund Name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be bought or sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Wasatch Funds shareholders who have combined Wasatch Fund balances of $100,000 or more held directly with the Funds may be eligible for certain service benefits, including access to an exclusive Toll Free telephone number. See “Premier Services” in the Account Policies section of this prospectus for more information, or contact shareholder services by calling 800.551.1700 or via email at shareholderservice@wasatchfunds.com.
•	You may buy or sell shares of the Fund through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Small Cap Growth Fund® — Summary

Investment Objective
The Fund’s primary investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	1.00%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.20%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1,2]	1.21%
[1]	The Total Annual Fund Operating Expenses may not equal the expense ratio stated in the Fund’s most recent Annual Report and Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
[2]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.50% of average daily net assets until at least January 31, 2016 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs and extraordinary expenses). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Small Cap Growth Fund — Investor Class	$123	$384	$665	$1,465
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

January 31, 2015

Principal Strategies
The Fund invests primarily in small growth companies.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities of small-capitalization companies. Equity securities include common stock, preferred stock and securities convertible into common stock, warrants and rights, and other securities with equity characteristics (for example, participatory notes or derivatives linked to a basket of underlying equity securities, certain options on common stock, and exchange-traded funds). The Fund considers a company to be a small-capitalization company if its market capitalization, at the time of purchase, is less than the larger of $3 billion or the market capitalization of the largest company in the Russell 2000 Index as of its most recent reconstitution date.
The Fund may invest up to 20% of its total assets at the time of purchase in securities issued by foreign companies in developed or emerging markets. Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies and are not subject to this limitation.
Within the Fund’s portfolio, we seek to create a blend of “core” companies that we believe have the potential to grow steadily over long periods of time at faster rates than average large companies, and “high growth” companies that we believe have the potential to grow faster and more aggressively than core companies. The Fund’s secondary objective of income is achieved when fast growing portfolio companies pay dividends, generated by cash flow, typically after achieving growth targets.
We use a “bottom-up” process of fundamental analysis to look for individual companies that we believe have superior growth prospects. Our analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.
The Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary, energy, health care, industrials and information technology.
The Fund may invest in initial public offerings (IPOs).
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Small Company Stock Risk. Small cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Sector Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.
Consumer Discretionary Sector Risk. Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing, and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.
Energy Sector Risk. The value of energy companies is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of and demand for specific energy-related products or services, and tax policy and other government regulation.

Wasatch Small Cap Growth Fund® — Summary

Health Care Sector Risk. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies.
Industrials Sector Risk. Industries in the industrials sector include companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining, and construction, and can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition.
Information Technology Sector Risk. Stocks of information technology companies may be volatile because issuers are sensitive to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Information technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

January 31, 2015

Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Small Cap Growth Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/09	25.04%
Worst — 12/31/2008	-22.04%

Average Annual Total Returns — (as of 12/31/14)	1 Year	5 Years	10 Years
Wasatch Small Cap Growth Fund — Investor Class
Return Before Taxes	2.61%	15.19%	8.07%
Return After Taxes on Distributions	0.44%	14.15%	7.08%
Return After Taxes on Distributions and Sale of Fund Shares	3.28%	12.34%	6.59%
Russell 2000® Growth Index (reflects no deductions for fees, expenses or taxes)	5.60%	16.80%	8.54%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	4.89%	15.55%	7.77%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Wasatch Small Cap Growth Fund® — Summary
January 31, 2015

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
Jeff Cardon, CFA Lead Portfolio Manager Since 1986	JB Taylor Portfolio Manager Since 2013
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, redeem or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	You may sell shares online at www.WasatchFunds.com, or via email at shareholderservice@wasatchfunds.com or by calling 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account.
•	You may write to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212. The letter should include your name, Fund Name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be bought or sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Wasatch Funds shareholders who have combined Wasatch Fund balances of $100,000 or more held directly with the Funds may be eligible for certain service benefits, including access to an exclusive Toll Free telephone number. See “Premier Services” in the Account Policies section of this prospectus for more information, or contact shareholder services by calling 800.551.1700 or via email at shareholderservice@wasatchfunds.com.
•	You may buy or sell shares of the Fund through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Small Cap Value Fund® — Summary
January 31, 2015

Investment Objective
The Fund’s investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	1.00%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.20%
Total Annual Fund Operating Expenses[1]	1.20%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.50% of average daily net assets until at least January 31, 2016 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs and extraordinary expenses). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Small Cap Value Fund — Investor Class	$122	$381	$660	$1,455
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

Wasatch Small Cap Value Fund® — Summary

Principal Strategies
The Fund invests primarily in small companies.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities of small-capitalization companies. Equity securities include common stock, preferred stock and securities convertible into common stock, warrants and rights, and other securities with equity characteristics (for example participatory notes or derivatives linked to a basket of underlying equity securities, certain options on common stock, and exchange-traded funds). The Fund considers a company to be a small-capitalization company if its market capitalization, at the time of purchase, is less than the larger of $3 billion or the market capitalization of the largest company in the Russell 2000 Index as of its most recent reconstitution date.
The Fund may invest up to 20% of its total assets at the time of purchase in securities issued by foreign companies in developed or emerging markets. Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies and are not subject to this limitation.
The Fund may also invest in growth companies if the Advisor believes that current valuation is at a sufficient discount to the projected long-term earnings growth rate. The Fund’s secondary objective of income is achieved when fast growing portfolio companies pay dividends, generated by cash flow, typically after achieving growth targets.
We use a “bottom-up” process of fundamental analysis to look for individual companies that we believe are temporarily undervalued but have significant potential for stock price appreciation. Our analysis may include studying a company’s financial statements, visiting company facilities, and meeting with executive management, suppliers and customers.
We typically look for companies that we believe fall into one of these three categories at the time of purchase:
•	Undiscovered Gems — Companies with good growth potential which have yet to be broadly discovered by Wall Street analysts, thus leaving them attractively undervalued relative to their expected growth.
•	Fallen Angels — High quality growth companies that have experienced a temporary setback and therefore have appealing valuations relative to their long term growth potential.
•	Quality Value — Quality companies with earnings potential that is not fully reflected in their stock prices.
The Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary, energy, financials, health care, industrials and information technology.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Small Company Stock Risk. Small cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Value Investing Risk. A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. It is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.
Sector Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

January 31, 2015

Consumer Discretionary Sector Risk. Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing, and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.
Energy Sector Risk. The value of energy companies is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of and demand for specific energy-related products or services, and tax policy and other government regulation.
Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Health Care Sector Risk. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies.
Industrials Sector Risk. Industries in the industrials sector include companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining, and construction, and can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition.
Information Technology Sector Risk. Stocks of information technology companies may be volatile because issuers are sensitive to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Information technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

Wasatch Small Cap Value Fund® — Summary

Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Small Cap Value Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/09	33.91%
Worst — 12/31/2008	-34.04%

Average Annual Total Returns — (as of 12/31/14)	1 Year	5 Years	10 Years
Wasatch Small Cap Value Fund — Investor Class
Return Before Taxes	7.40%	15.46%	6.91%
Return After Taxes on Distributions	7.40%	15.46%	5.80%
Return After Taxes on Distributions and Sale of Fund Shares	4.19%	12.49%	5.39%
Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	4.22%	14.26%	6.89%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	4.89%	15.55%	7.77%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

January 31, 2015

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Manager
Jim Larkins Lead Portfolio Manager Since 1999
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, redeem or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	You may sell shares online at www.WasatchFunds.com, or via email at shareholderservice@wasatchfunds.com or by calling 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account.
•	You may write to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212. The letter should include your name, Fund Name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be bought or sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Wasatch Funds shareholders who have combined Wasatch Fund balances of $100,000 or more held directly with the Funds may be eligible for certain service benefits, including access to an exclusive Toll Free telephone number. See “Premier Services” in the Account Policies section of this prospectus for more information, or contact shareholder services by calling 800.551.1700 or via email at shareholderservice@wasatchfunds.com.
•	You may buy or sell shares of the Fund through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Strategic Income Fund® — Summary

Investment Objective
The Fund’s primary investment objective is to capture current income. A secondary objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	0.70%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.26%
Acquired Fund Fees and Expenses	0.06%
Total Annual Fund Operating Expenses[1,2]	1.02%
Expense Reimbursement	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.01%
[1]	The Total Annual Fund Operating Expenses may not equal the expense ratio stated in the Fund’s most recent Annual Report and Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
[2]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 0.95% of average daily net assets until at least January 31, 2016 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs and extraordinary expenses). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Strategic Income Fund — Investor Class	$103	$323	$562	$1,246
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

January 31, 2015

Principal Strategies
The Fund invests primarily in income-producing securities.
Under normal market conditions, we will invest the Fund’s assets in income-producing domestic and foreign securities, including equity securities and fixed income securities of companies of all market capitalizations. Equity securities include common stock, preferred stock and securities convertible into common stock, warrants and rights, and other securities with equity characteristics (for example, participatory notes or derivatives linked to a basket of underlying equity securities, certain options on common stock, and exchange-traded funds). The Fund is not managed as a balanced portfolio. At times, one type of security may make up a substantial portion of the Fund, while other types may have minimal or no representation.
The Fund may invest its assets in securities issued by foreign companies in developed countries without limit. To a lesser extent, the Fund may invest in foreign companies in emerging markets. Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies.
In our search for investments, we maintain the flexibility to invest in companies from a variety of industries. The Fund, however, does have a concentration in the financials sector — meaning that at least 25% of the Fund’s total assets will be invested in securities of issuers in the group of industries in the financials sector. For both domestic and foreign securities, we define the group of industries comprising the financials sector to include, among others, Banks (Commercial Banks, Thrifts and Mortgage Finance), Diversified Financial Companies (Diversified Financial Services, Consumer Finance, Capital Markets), Finance Companies, Financial Data Processing Services and Systems, Finance Companies (Small Loan), Financial Information Services, Insurance Companies (Life, Multi-Line, Property-Casualty), Investment Management Companies, Real Estate Companies (Real Estate Investment Trusts [REITs], Real Estate Management and Development Companies), Rental and Leasing Services (Commercial), Savings and Loans, and Securities Brokerage and Services.
The Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary, consumer staples, energy, financials, industrials and information technology.
The Fund may invest in exchange-traded funds (ETFs).
The Fund may make short sales of securities, and may also use derivatives such as put and call options and futures contracts for hedging and non-hedging purposes. The Fund may write put and call options subject to applicable law and SEC guidelines.
In the selection of equity securities, we use “bottom-up” fundamental analysis to identify individual companies with attractive, sustainable dividend yields or the potential for dividend growth. In certain situations, the Fund may acquire non-income producing securities if we believe the company has the potential to pay dividends in the future. Our analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.
Characteristics we consider when investing in equity securities generally include:
•	Attractive, sustainable dividend yields or the potential for dividend growth.
•	Experienced top management.
•	Sustainable competitive advantage.
•	Stable demand for products and services.
•	Ability to capitalize on favorable long-term trends.
The Fund’s investments in fixed income securities may include domestic and foreign corporate bonds with a variety of maturities (e.g., long-term, intermediate or short-term) and credit qualities (e.g., investment grade or non-investment grade). At certain times the Fund may emphasize one particular maturity or credit quality. The Fund may invest in non-investment grade securities without limitation. The Fund may also invest in U.S. Treasury securities and the debt obligations of foreign governments.
Characteristics we consider when investing in fixed income securities generally include:
•	Rates of current income.
•	Credit quality of the issuer.
•	Maturity, duration and other characteristics of the obligation.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Wasatch Strategic Income Fund® — Summary

Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Smaller Company Stock Risk. Small and mid cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Sector Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.
Consumer Discretionary Sector Risk. Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing, and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.
Consumer Staples Sector Risk. The consumer staples sector may be affected by marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.
Energy Sector Risk. The value of energy companies is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of and demand for specific energy-related products or services, and tax policy and other government regulation.
Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Industrials Sector Risk. Industries in the industrials sector include companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining, and construction, and can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition.
Information Technology Sector Risk. Stocks of information technology companies may be volatile because issuers are sensitive to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Information technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.
Derivatives Risk. The Fund may suffer a loss from its use of put and call options and futures contracts, which are forms of derivatives. Derivatives can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument, with the potential for unlimited losses on certain instruments. Derivatives may be difficult to value, may become illiquid, and may affect the timing and character of taxes payable by shareholders.
Short Sales Risk. The Fund can make short sales of securities, which means it may experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced. Short sales may reduce a Fund’s returns or increase volatility.
Investment Companies Risk. The Fund may invest in the shares of other investment companies, including foreign and domestic registered and unregistered open-end funds, closed-end funds, and unit investment trusts and exchange-traded funds. Investing in another investment company subjects the Fund to the same risks associated with investing in the securities held by the applicable investment company and the investment strategies employed by such funds (such as the use of leverage). In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment advisor of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. As a shareholder in an investment company, a fund will bear its ratable share of that investment company’s expenses including advisory and administrative fees. Shareholders would therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies.
Exchange-Traded Funds (ETFs) Risk. ETFs are investment companies that are bought and sold on a securities exchange. Shares of ETFs are redeemable only in larger aggregations of a specified number of shares and generally on an in-kind basis. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. The risk of owning an ETF generally reflects the risks of the underlying securities held by the ETF and investment strategies employed by such ETF (such as the use of

January 31, 2015

leverage). The market price may also fluctuate due to the supply of and demand for the ETF’s shares on the exchange upon which its shares are traded. Lack of liquidity in an ETF could result in the ETF being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.
REIT Risk. Investments in real estate investment trusts (REITs) subject the Fund to risks associated with the direct ownership of real estate. The value of REIT securities can be affected by changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements and the management skill and creditworthiness of the issuer. In addition, the value of a REIT can depend on the structure and cash flow generated by the REIT and REITs may not have diversified holdings. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.
Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status, and is generally higher for non-investment grade securities.
Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will fluctuate with changes in interest rates. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer duration debt securities usually change more than the values of shorter-duration debt securities.
Non-Investment Grade Securities Risk. Non-investment grade securities (also known as “high yield” or “junk bonds”), those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S&P/Moody’s) tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments than investment grade securities. In addition, compared to investments in investment grade securities, investments in non-investment grade securities are subject to greater risk of loss due to default by the issuer or decline in the issuer’s credit quality. There is a greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and more susceptible to negative market sentiment, leading to depressed prices and decreased liquidity for the non-investment grade securities.

Wasatch Strategic Income Fund® — Summary

Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Strategic Income Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/09	21.21%
Worst — 12/31/2008	-28.22%

Average Annual Total Returns — (as of 12/31/14)	1 Year	5 Years	Since Inception (2/1/06)
Wasatch Strategic Income Fund — Investor Class
Return Before Taxes	13.25%	16.45%	8.38%
Return After Taxes on Distributions	10.91%	15.22%	6.53%
Return After Taxes on Distributions and Sale of Fund Shares	8.87%	13.01%	5.95%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	13.69%	15.45%	7.75%
Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	5.97%	4.45%	5.01%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

January 31, 2015

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Manager
Samuel S. Stewart, Jr., PhD, CFA Lead Portfolio Manager Since 2006
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, redeem or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	You may sell shares online at www.WasatchFunds.com, or via email at shareholderservice@wasatchfunds.com or by calling 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account.
•	You may write to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212. The letter should include your name, Fund Name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be bought or sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Wasatch Funds shareholders who have combined Wasatch Fund balances of $100,000 or more held directly with the Funds may be eligible for certain service benefits, including access to an exclusive Toll Free telephone number. See “Premier Services” in the Account Policies section of this prospectus for more information, or contact shareholder services by calling 800.551.1700 or via email at shareholderservice@wasatchfunds.com.
•	You may buy or sell shares of the Fund through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Ultra Growth Fund® — Summary

Investment Objective
The Fund’s primary investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	1.00%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.26%
Acquired Fund Fees and Expenses	0.23%
Total Annual Fund Operating Expenses[1,2]	1.49%
[1]	The Total Annual Fund Operating Expenses may not equal the expense ratio stated in the Fund’s most recent Annual Report and Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
[2]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.50% of average daily net assets until at least January 31, 2016 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs and extraordinary expenses). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Ultra Growth Fund — Investor Class	$152	$471	$813	$1,779
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

January 31, 2015

Principal Strategies
The Fund invests primarily in smaller high growth companies.
Under normal market conditions, we will invest the Fund’s assets in the equity securities of companies which we consider to be rapidly growing. Equity securities include common stock, preferred stock and securities convertible into common stock, warrants and rights, and other securities with equity characteristics (for example, participatory notes or derivatives linked to a basket of underlying equity securities, certain options on common stock, and exchange-traded funds). These companies are usually small to mid-size with market capitalizations of less than $5 billion at the time of purchase.
The Fund may invest up to 30% of its total assets at the time of purchase in securities issued by foreign companies in developed or emerging markets. Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies and are not subject to this limitation.
We use a process of “bottom-up” fundamental analysis to look for individual companies that we believe have above average potential for rapid earnings growth and stock price appreciation. Our analysis may include studying a company’s financial statements, visiting company facilities, and meeting with executive management, suppliers and customers.
The Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary, financials, health care, industrials and information technology.
The Fund may invest in initial public offerings (IPOs).
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Small Company Stock Risk. Small cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Sector Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.
Consumer Discretionary Sector Risk. Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing, and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.
Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Health Care Sector Risk. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies.

Wasatch Ultra Growth Fund® — Summary

Industrials Sector Risk. Industries in the industrials sector include companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining, and construction, and can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition.
Information Technology Sector Risk. Stocks of information technology companies may be volatile because issuers are sensitive to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Information technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Ultra Growth Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/09	28.60%
Worst — 12/31/2008	-31.56%

Average Annual Total Returns — (as of 12/31/14)	1 Year	5 Years	10 Years
Wasatch Ultra Growth Fund — Investor Class
Return Before Taxes	3.44%	15.20%	6.02%
Return After Taxes on Distributions	-3.12%	12.71%	4.24%
Return After Taxes on Distributions and Sale of Fund Shares	7.31%	12.37%	4.85%
Russell 2000® Growth Index (reflects no deductions for fees, expenses or taxes)	5.60%	16.80%	8.54%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

January 31, 2015

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Manager
John Malooly, CFA Lead Portfolio Manager Since 2012
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, redeem or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	You may sell shares online at www.WasatchFunds.com, or via email at shareholderservice@wasatchfunds.com or by calling 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account.
•	You may write to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212. The letter should include your name, Fund Name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be bought or sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Wasatch Funds shareholders who have combined Wasatch Fund balances of $100,000 or more held directly with the Funds may be eligible for certain service benefits, including access to an exclusive Toll Free telephone number. See “Premier Services” in the Account Policies section of this prospectus for more information, or contact shareholder services by calling 800.551.1700 or via email at shareholderservice@wasatchfunds.com.
•	You may buy or sell shares of the Fund through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch World Innovators Fund® — Summary

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	1.50%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.23%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1,2]	1.74%
[1]	The Total Annual Fund Operating Expenses may not equal the expense ratio stated in the Fund’s most recent Annual Report and Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
[2]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.95% of average daily net assets until at least January 31, 2016 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs and extraordinary expenses). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
World Innovators Fund — Investor Class	$177	$549	$945	$2,053
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 111% of the average value of its portfolio.

January 31, 2015

Principal Strategies
The Fund invests primarily in domestic and foreign growth companies that we believe are innovators in their respective sectors or industries.
Modern innovative companies have global business models that are less dependent upon their place of domicile, the location of their headquarters, or the exchange on which their stocks are listed. Under normal market conditions, the Fund will typically be invested in at least three developed countries, including the U.S. The Fund may invest in securities issued by companies domiciled in emerging and frontier markets without limitation.
Under normal market conditions, we expect a significant portion of the Fund’s assets will be invested in equity securities of companies that have significant non-U.S. economic risk exposure. Equity securities include common stock, preferred stock and securities convertible into common stock, warrants and rights, and other securities with equity characteristics (for example, participatory notes or derivatives linked to a basket of underlying equity securities, certain options on common stock, and exchange-traded funds). We will consider a company to have significant non-U.S. economic risk exposure if, at the time of purchase, it has at least 50% of its assets outside the U.S., or if at least 50% of its revenues or profits are from goods produced or sold, investments made, or services performed outside the U.S.
We will use a process of “bottom-up” fundamental analysis to invest in companies of any size. However, because innovative companies are rapidly evolving, we expect to invest a significant portion of the Fund’s assets in early stage companies and small to mid-size companies with market capitalizations of less than US$5 billion at the time of purchase.
We have defined two broad categories that we believe are critical to identifying companies with outstanding investment potential. The first is companies that possess valuable intellectual property. The second is companies that are innovators in their respective sectors or industries.
The Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary, consumer staples, financials, health care, industrials and information technology.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Emerging and Frontier Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging and frontier market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Smaller Company Stock Risk. Small and mid cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Sector Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.
Consumer Discretionary Sector Risk. Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing, and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.
Consumer Staples Sector Risk. The consumer staples sector may be affected by marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.
Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

Wasatch World Innovators Fund® — Summary

Health Care Sector Risk. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies.
Industrials Sector Risk. Industries in the industrials sector include companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining, and construction, and can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition.
Information Technology Sector Risk. Stocks of information technology companies may be volatile because issuers are sensitive to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Information technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.

January 31, 2015

Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com. Effective April 1, 2011, the Wasatch World Innovators Fund changed its name from the Wasatch Global Science & Technology Fund and changed its principal strategies and primary comparison benchmark index. The bar chart, best and worst quarterly returns and average annual total return table include performance prior to these changes.
Wasatch World Innovators Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/09	27.41%
Worst — 12/31/2008	-30.07%

Average Annual Total Returns — (as of 12/31/14)	1 Year	5 Years	10 Years
Wasatch World Innovators Fund — Investor Class
Return Before Taxes	-3.68%	14.61%	9.11%
Return After Taxes on Distributions	-13.77%	11.84%	7.47%
Return After Taxes on Distributions and Sale of Fund Shares	-7.52%	9.75%	6.45%
MSCI AC World Investable Markets Index* (reflects no deductions for fees, expenses or taxes)	3.84%	9.48%	6.37%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Wasatch World Innovators Fund® — Summary
January 31, 2015

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
Samuel S. Stewart, Jr., PhD, CFA Lead Portfolio Manager Since 2008	Josh Stewart Portfolio Manager Since 2012
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, redeem or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	You may sell shares online at www.WasatchFunds.com, or via email at shareholderservice@wasatchfunds.com or by calling 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account.
•	You may write to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212. The letter should include your name, Fund Name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be bought or sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Wasatch Funds shareholders who have combined Wasatch Fund balances of $100,000 or more held directly with the Funds may be eligible for certain service benefits, including access to an exclusive Toll Free telephone number. See “Premier Services” in the Account Policies section of this prospectus for more information, or contact shareholder services by calling 800.551.1700 or via email at shareholderservice@wasatchfunds.com.
•	You may buy or sell shares of the Fund through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch-1st Source Income Fund® — Summary
January 31, 2015

Investment Objective
The Fund’s investment objective is to seek current income consistent with the preservation of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	0.55%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.15%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	0.71%
[1]	The Total Annual Fund Operating Expenses may not equal the expense ratio stated in the Fund’s most recent Annual Report and Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Wasatch-1st Source Income Fund — Investor Class	$73	$228	$396	$882
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Wasatch-1st Source Income Fund® — Summary

Principal Strategies
The Fund normally invests at least 65% of its total assets in debt securities of all types, including corporate bonds, U.S. government bonds, and variable and floating rate securities.
Consistent with the Wasatch-1st Source Income Fund’s (Income Fund) investment objective, 1st Source Corporation Investment Advisors, Inc. (1st Source), the Fund’s Sub-Advisor, expects the Fund to:
•	Invest substantially all, but in no event less than 65%, of the Fund’s total assets at the time of purchase in debt securities.
•	Invest in fixed income securities consisting of bonds, fixed income preferred stocks, debentures, notes, zero-coupon securities, mortgage-related and other asset-backed securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by agencies or instrumentalities of the U.S. government, debt securities convertible into or exchangeable for common stocks, foreign debt securities, income participation loans, guaranteed investment contracts, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by agencies or instrumentalities of the U.S. government.
•	Typically invest in debt securities rated at the time of purchase within the four highest rating categories assigned by one or more nationally recognized statistical rating organizations (NRSROs) or, if unrated, those which 1st Source deems to be of comparable quality. The Fund may also invest up to 10% of its total assets in non-investment grade debt securities.
The Fund may engage in repurchase transactions, credit default swaps, forward contracts, and may also engage in futures transactions solely for hedging purposes, and may invest in options on futures. The Fund may also invest in other investment companies.
The Fund may purchase securities on a when-issued or delayed delivery basis, in which a security’s price and yield are fixed on a specific date, but payment and delivery are scheduled for a future date beyond the standard settlement period.
It is anticipated that the Fund will have an average maturity of 3-1/2 years to 5 years and an effective duration of 2-1/2 years to 4-1/2 years.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will fluctuate with changes in interest rates. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer duration debt securities usually change more than the values of shorter-duration debt securities.
Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status, and is generally higher for non-investment grade securities.
Income Risk. Income risk is the potential for a decline in the Fund’s income due to falling interest rates.
Non-Investment Grade Securities Risk. Non-investment grade securities (also known as “high yield” or “junk bonds”), those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S&P/Moody’s) tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments than investment grade securities. In addition, compared to investments in investment grade securities, investments in non-investment grade securities are subject to greater risk of loss due to default by the issuer or decline in the issuer’s credit quality. There is a greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and more susceptible to negative market sentiment, leading to depressed prices and decreased liquidity for the non-investment grade securities.
Convertible Securities Risk. The Fund may invest in convertible securities, which are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality, and have less potential for gains or capital appreciation in a rising stock market than other equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than the markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security then the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the

January 31, 2015

conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock. Additionally, an issuer may have the right to buy back a convertible security at a time and price that is unfavorable to the Fund.
Ratings Agency Risk. Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is generally the policy of 1st Source not to rely exclusively on ratings issued by established NRSROs, but to supplement such ratings with its own independent and ongoing review of credit quality. The achievement of the Fund’s investment objective by investments in such securities may be more dependent on 1st Source’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, 1st Source will determine whether it is in the best interests of the Fund to retain or dispose of such security.
Repurchase Agreements Risk. The main risk of a repurchase agreement is that the original seller might default on its obligation to repurchase the securities. If the seller defaults, the Fund will seek to recover its investment by selling the collateral and could encounter restrictions, costs or delays. The Fund will suffer a loss if it sells the collateral for less than the repurchase price.
When-Issued Securities Risk. The Fund may purchase securities on a “when-issued” basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund engages in “when-issued” transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund will engage in “when-issued” delivery transactions only for the purpose of acquiring portfolio securities consistent with the Fund’s investment objective and strategies and not for investment leverage.
Investment Companies Risk. The Fund may invest in the shares of other investment companies, including foreign and domestic registered and unregistered open-end funds, closed-end funds, and unit investment trusts and exchange-traded funds. Investing in another investment company subjects the Fund to the same risks associated with investing in the securities held by the applicable investment company and the investment strategies employed by such funds (such as the use of leverage). In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment advisor of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. As a shareholder in an investment company, a fund will bear its ratable share of that investment company’s expenses including advisory and administrative fees. Shareholders would therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies.
Derivatives Risk. The Fund may suffer a loss from its use of put and call options and futures contracts, which are forms of derivatives. Derivatives can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument, with the potential for unlimited losses on certain instruments. Derivatives may be difficult to value, may become illiquid, and may affect the timing and character of taxes payable by shareholders.
Credit Default Swaps Risk. The Fund may enter into credit default swaps, interest rate swaps and currency swaps. Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s portfolio and its share price and yield. Swaps are subject to counterparty risk. The Fund bears the loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. For this reason, the Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Wasatch-1st Source Income Fund® — Summary

Historical Performance
The Fund commenced operations on December 15, 2008 upon the reorganization of the 1st Source Monogram Income Fund, the Fund’s predecessor fund (the “Predecessor Fund”), into the Fund. With the reorganization, the Fund assumed the financial and performance history of the Predecessor Fund. The following tables provide information on how the Investor Class of the Fund (and Predecessor Fund for periods prior to December 15, 2008) has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the years shown in the bar chart. The average annual total returns table allows you to compare the Fund’s (and Predecessor Fund’s for periods prior to December 15, 2008) performance over the time periods indicated to that of a broad-based bond market index. In addition, the Predecessor Fund was advised by a different investment advisor and subject to different expenses, which may have produced different investment results. The portfolio manager of the Fund, however, was also the portfolio manager of the Predecessor Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch-1st Source Income Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 9/30/06	2.85%
Worst — 6/30/13	-2.01%

Average Annual Total Returns — (as of 12/31/14)	1 Year	5 Years	10 Years
Wasatch-1st Source Income Fund — Investor Class
Return Before Taxes	2.66%	2.39%	3.17%
Return After Taxes on Distributions	1.94%	1.62%	2.08%
Return After Taxes on Distributions and Sale of Fund Shares	1.51%	1.55%	2.04%
Barclays Capital U.S. Intermediate Government/Credit Bond Index (reflects no deductions for fees, expenses or taxes)	3.13%	3.54%	4.10%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

January 31, 2015

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Investment Sub-Advisor
1st Source Corporation Investment Advisors, Inc.
Portfolio Manager
Paul Gifford, CFA Lead Portfolio Manager Since 2008
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, redeem or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	You may sell shares online at www.WasatchFunds.com, or via email at shareholderservice@wasatchfunds.com or by calling 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account.
•	You may write to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212. The letter should include your name, Fund Name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be bought or sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Wasatch Funds shareholders who have combined Wasatch Fund balances of $100,000 or more held directly with the Funds may be eligible for certain service benefits, including access to an exclusive Toll Free telephone number. See “Premier Services” in the Account Policies section of this prospectus for more information, or contact shareholder services by calling 800.551.1700 or via email at shareholderservice@wasatchfunds.com.
•	You may buy or sell shares of the Fund through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch-Hoisington U.S. Treasury Fund® — Summary

Investment Objective
The Fund’s investment objective is to provide a rate of return that exceeds the rate of inflation over a business cycle by investing in U.S. Treasury securities with an emphasis on both income and capital appreciation.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	0.50%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.20%
Total Annual Fund Operating Expenses[1]	0.70%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 0.75% of average daily net assets until at least January 31, 2016 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs and extraordinary expenses). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Wasatch-Hoisington U.S. Treasury Fund — Investor Class	$72	$225	$391	$871
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

January 31, 2015

Principal Strategies
In pursuit of the Fund’s investment objective, Hoisington Investment Management Company (HIMCO), the Fund’s Sub-Advisor, will:
•	Typically invest at least 90% of the Fund’s total assets in U.S. Treasury securities and in repurchase agreements collateralized by such securities.
•	Adjust the average maturity and effective duration of the Fund’s portfolio based on HIMCO’s assessment of multi-year trends in national and international economic conditions and interest rates, changes in inflationary pressures, and the value of long term U.S. Treasury bonds (maturities longer than 20 years) relative to inflation.
•	Invest in long-term U.S. Treasury bonds, including U.S. Treasury Strips (zero coupon Treasury securities), when HIMCO determines that economic conditions suggest lower inflation and the multi-year trend is toward decreasing interest rates.
•	Invest in U.S. Treasury bills or notes (maturities less than five years) when HIMCO determines that economic conditions suggest rising inflation and the multi-year trend is toward increasing interest rates.
Over the course of a business cycle, under normal market conditions:
•	The effective duration of the Fund’s holdings is expected to vary from less than a year to a maximum of 25 years.
•	The Fund’s holdings will range in maturity from less than a year to a maximum of the longest maturity Treasury bonds available. As of September 30, 2014, the effective duration of the Fund’s holdings was 20.51 years, and the average maturity of the Fund’s holdings was 24.41 years.
•	When the Fund is invested in securities with longer weighted average maturities it will be more sensitive to changes in market interest rates and its share price may be subject to greater volatility.
•	The Fund’s portfolio turnover rate will vary substantially from year to year. During some periods, turnover will be well below 50%. At other times, turnover could exceed 200% annually. At these times, increased portfolio turnover may result in higher transaction costs and may also result in taxable capital gains.
•	Portfolio adjustments may require the sale of securities prior to their maturity date. The goal of these transactions will be to increase income and/or change the duration of the overall portfolio.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due. HIMCO seeks to limit credit risk by investing primarily in U.S. Treasury securities backed by the full faith and credit of the U.S. government which are viewed as carrying minimal credit risk.
Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will fluctuate with changes in interest rates. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer duration debt securities usually change more than the values of shorter-duration debt securities.
Income Risk. Income risk is the potential for a decline in the Fund’s income due to falling interest rates.
Effective Duration. Effective duration is a measure of the responsiveness of a bond’s price to market interest rate changes. For example, if the interest rate increased 1%, a bond with an effective duration of five years would experience a decline in price of 5%. Similarly, if the interest rate increased 1%, the price of a bond with an effective duration of 15 years would decline 15%. At a yield of 5%, the effective duration of the longest maturity U.S. Treasury bond is about 15 years. The effective duration of the longest maturity U.S. zero coupon bond is 30 years. If the interest rate increased 1%, the value of the longest maturity zero coupon bond would decline 30%. Similarly, if the interest rate decreased 1%, the value of the longest maturity zero coupon bond would increase 30%.
Repurchase Agreements Risk. The main risk of a repurchase agreement is that the original seller might default on its obligation to repurchase the securities. If the seller defaults, the Fund will seek to recover its investment by selling the collateral and could encounter restrictions, costs or delays. The Fund will suffer a loss if it sells the collateral for less than the repurchase price.
Risks of Zero Coupon Treasury Securities. The market prices of zero coupon securities, which do not entitle the holder to periodic interest payments, are generally more volatile than the market prices of securities of comparable quality and similar maturity that do pay interest periodically. Zero coupon securities are more sensitive to fluctuations in interest rates than non-zero coupon securities.

Wasatch-Hoisington U.S. Treasury Fund® — Summary

Volatility Risk. Longer-term bonds are sensitive to interest rate changes and the prices of longer-term bonds move inversely to interest rates. As a result, the Fund may experience significant negative returns when interest rates increase.

January 31, 2015

Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch-Hoisington U.S. Treasury Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 9/30/11	36.15%
Worst — 12/31/2010	-11.47%

Average Annual Total Returns — (as of 12/31/14)	1 Year	5 Years	10 Years
Wasatch-Hoisington U.S. Treasury Fund — Investor Class
Return Before Taxes	32.58%	12.05%	8.62%
Return After Taxes on Distributions	31.06%	10.38%	7.10%
Return After Taxes on Distributions and Sale of Fund Shares	18.34%	9.12%	6.42%
Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	5.97%	4.45%	4.71%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Wasatch-Hoisington U.S. Treasury Fund® — Summary
January 31, 2015

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Investment Sub-Advisor
Hoisington Investment Management Company (HIMCO)
Portfolio Manager
Van Hoisington Lead Portfolio Manager Since 1996
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, redeem or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	You may sell shares online at www.WasatchFunds.com, or via email at shareholderservice@wasatchfunds.com or by calling 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account.
•	You may write to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212. The letter should include your name, Fund Name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be bought or sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Wasatch Funds shareholders who have combined Wasatch Fund balances of $100,000 or more held directly with the Funds may be eligible for certain service benefits, including access to an exclusive Toll Free telephone number. See “Premier Services” in the Account Policies section of this prospectus for more information, or contact shareholder services by calling 800.551.1700 or via email at shareholderservice@wasatchfunds.com.
•	You may buy or sell shares of the Fund through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Funds — Additional Information about the Funds
January 31, 2015

The Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, Heritage Growth Fund, International Growth Fund, International Opportunities Fund, Large Cap Value Fund, Long/Short Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund, and World Innovators Fund are referred to as equity funds (each, an “Equity Fund,” and collectively, the “Equity Funds”). The Equity Funds together with the Income Fund and U.S. Treasury Fund are the “Funds.”
Please see the section entitled “Principal Strategies” in the Fund Summary for a more complete discussion of each Fund’s principal investment strategies. Principal strategies are strategies the Advisor or Sub-Advisor believes are most likely to be important in trying to achieve the Fund’s investment objective.
Investment Process
Securities for the Equity Funds are recommended by an experienced in-house research team. Each Fund’s portfolio managers seek to ensure that investments are compatible with the Fund’s investment objectives and strategies.
The research team uses “bottom-up” fundamental analysis to identify companies that it believes have outstanding investment potential. The research process may include, among other things, prescreening potential investments using databases and industry contacts, analyzing annual reports and financial statements, making onsite visits, meeting with top management, evaluating the competitive environment, looking at distribution channels and identifying areas of potential growth.
Each sub-advisor identifies and selects suitable investments for the Income Fund and the U.S Treasury Fund.
Buying Securities
Decisions to buy securities are based on the best judgment of each Fund’s portfolio manager(s) in a continuing effort to enhance long-term performance. Below are factors that are considered by portfolio managers when purchasing securities.
Growth Stocks
As we analyze growing companies, we are most interested in finding:
•	Potential for significant and sustained revenue and earnings growth.
•	Experienced, proven management team.
•	High return on capital.
•	Sustainable competitive advantage.
•	Market leadership and/or growing market share.
•	Ability to capitalize on favorable long-term trends.
•	Strong financial health.
•	Reasonable use of debt.
•	Attractive valuation.
Value Stocks
As we analyze “value” companies, we are most interested in finding:
•	Catalyst for improved earnings growth.
•	New products or services that may increase revenue growth and market share.
•	Experienced top management with a substantial stake in the company’s future.
•	Introduction of valuable new products and services.
•	Low stock valuation as measured by a variety of ratios, including: price-to-earnings, price-to-sales, price-to-book, price-to-cash flow, enterprise value-to-EBITDA, etc.
•	Potential to generate improved financial performance.
Long/Short Fund
The initial valuation review for securities to be purchased or sold short in the Long/Short Fund includes:
•	Calculating and reviewing standard ratios, such as price-to-sales, price-to-book, price-to-earnings, enterprise value-to-EBITDA and price/earnings-to-growth.
•	Modified discounted cash flow models with sensitivity analysis for changes to revenue growth rates, operating margins, outstanding share counts, earnings multiples, and tangible book value.
•	Changing sector and company specific outlooks due to subjective factors, including globalization of capital, labor and process knowledge, as well as increasing information and price transparency.
Investment opportunities may be further prioritized based upon metrics for market participant psychology including:
•	Money flow.
•	Insider activity.
•	Relative strength.
•	Variation from moving averages.
Selling Securities
Decisions to sell securities are based on the best judgment of each Funds’ portfolio manager(s) in a continuing effort to enhance long-term performance. In general, we are likely to sell a security when:
•	The rationale we used to buy the security is no longer valid.
•	The security becomes overpriced.
•	We believe another security has better investment potential.
With respect to the Long/Short Fund, we may decide to close out a short position when:
•	The price of the security sold short has fallen to a point where the Fund will recognize a gain.
•	The price of the security sold short has risen to a point where we feel capital is unreasonably at risk, regardless of how we evaluate the security.

Wasatch Funds — Additional Information about the Funds

Additional Information about Investment Strategies and Risks
The following supplements the information for principal strategies of the Funds (as identified in their respective summaries) as well as additional information for Funds using these investments as non-principal strategies.
Foreign Securities Risk. Investing in foreign securities is a principal strategy of the Core Growth Fund, the Emerging India Fund, the Emerging Markets Select Fund, the Emerging Markets Small Cap Fund, the Frontier Emerging Small Countries Fund, the Global Opportunities Fund, the Heritage Growth Fund, the International Growth Fund, the International Opportunities Fund, the Micro Cap Fund, the Micro Cap Value Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the Strategic Income Fund, the Ultra Growth Fund, and the World Innovators Fund. The Large Cap Value Fund, the Long/Short Fund and the Income Fund may invest in foreign securities. Foreign securities may be less liquid and their prices may be more volatile than domestic securities. There may be less government supervision and regulation of foreign stock exchanges, brokers, custodians and listed companies than in the U.S.
Foreign Market Risk. Foreign securities markets may be less liquid and their prices may be more volatile than domestic markets. There also may be less government supervision and regulation of foreign stock exchanges, brokers, custodians and listed companies than in the U.S. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.
Currency Risk. The U.S. dollar value of a Fund’s assets invested in foreign countries will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any foreign currency will change the U.S. dollar value of a Fund’s assets that are denominated or traded in that country. In addition, a Fund may incur costs in connection with conversions between various currencies. While the Funds have the ability to hedge against fluctuations in foreign currency exchange rates, they have no present intention to do so. A risk of not hedging currencies is that if the U.S. dollar strengthens, returns from foreign markets will be less when converted into U.S. dollars.
Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect a Fund’s investments.
Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.
Foreign Tax Risk. A Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by a Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.
Transaction Costs. The costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those for domestic transactions.
Region Risk. Social, political and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.
India Region Risk. The securities markets in the India region (India, Pakistan and Sri Lanka) are substantially smaller, less liquid and more volatile than the major securities markets in the United States and the securities industries in these countries are comparatively underdeveloped. Financial intermediaries may not perform as well as their counterparts in the United States or in other countries with more developed securities markets. In some cases, physical delivery of securities in small lots has been required in India and shortage of vault capacity and trained personnel has existed among qualified custodial Indian banks. A Fund may be unable to sell securities when the registration process is incomplete and may experience delays in receipt of dividends. If trading volume is limited by operational difficulties, the ability of a Fund to invest may be impaired and a Fund’s ability to buy or sell Indian securities may be impaired if the Fund’s ability to transact is denied, delayed, suspended or not renewed by local regulators. In recent years, exchange-listed companies in the information technology sector and related industries (such as software) have grown so as to represent a significant portion of the total capitalization of the Indian market. The value of these companies will generally fluctuate in response to technological and regulatory

January 31, 2015

developments. In addition, governmental actions can have a significant effect on economic conditions in the India region, which could adversely affect the value and liquidity of investments. Although the governments of India, Pakistan, and Sri Lanka have recently begun to institute economic reform policies, there can be no assurance that they will continue to pursue such policies or, if they do, that such policies will succeed.
Convertible Securities Risk. Certain Funds may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and have less potential for gains or capital appreciation in a rising stock market than other equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than the markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, then the convertible security tends to reflect the market price of the underlying common stock and may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. Additionally, an issuer may have the right to buy back certain convertible securities at a time and price that would be unfavorable to the Fund.
Early Stage Companies Risk. Certain Funds may invest in early stage companies. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Equity-Linked Instruments Risk. The Equity Funds may invest in equity-linked instruments, including participatory notes. Such instruments are used to obtain exposure to an equity investment, including common stocks and warrants, in a local market where direct ownership is not permitted. The purchase of equity-linked instruments involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities. The Funds are subject to the risk that the issuer of the instrument (i.e., the issuing bank or broker-dealer) is unable or refuses to perform under the terms of the instrument. Such instruments are also not traded on exchanges, are privately issued, and may be illiquid. There can be no assurance that the trading price or value of an equity-linked instrument will equal the value of the underlying equity security to which it is linked.
Exchange-Traded Funds (ETFs) Risk. Certain Funds may invest in ETFs in excess of the limits imposed under the 1940 Act pursuant to exemptive orders obtained by certain
ETFs and their sponsors from the Securities and Exchange Commission (SEC). ETFs are investment companies that are bought and sold on a securities exchange. When a Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, a Fund will incur brokerage costs when purchasing and selling shares of ETFs. The risk of owning an ETF generally reflects the risks of the underlying securities held by the ETF and the investment strategies employed by such funds (such as the use of leverage). Lack of liquidity in an ETF could result in the ETF being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.
Initial Public Offerings (IPOs) Risk. Certain Funds may invest in IPOs. IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to such factors as the absence of a prior public market, the small number of shares available for trading and limited investor information. Shares purchased in IPOs may be difficult to sell at a time or price that is desirable.
Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. If a Fund invests in only a few sectors it will have more exposure to the price movements of those sectors.
Cash/Temporary Defensive Positions
Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.
For example, we may temporarily increase a Fund’s cash position or invest a larger portion of its assets in money market instruments or repurchase agreements. We reserve the right to invest all of a Fund’s assets in temporary defensive positions.
When a Fund takes temporary defensive positions, it may not participate in stock market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks. In addition, the Fund may not achieve its investment objective(s).
Portfolio Turnover
Each Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in a Fund’s portfolio whenever the Fund’s portfolio manager(s) believe such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions to buy or sell securities.

Wasatch Funds — Additional Information about the Funds
January 31, 2015

To a lesser extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.
Other Investment Strategies
Each Fund may use other investment strategies in addition to its principal strategies. For information about the more significant of these strategies and their risks, see “Investment Strategies and Their Risks” in the Statement of Additional Information (SAI).
Fund Names and Investment Policies
The Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Large Cap Value Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund and U.S. Treasury Fund have names that suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. A Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without a vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.
Investment Objectives and other Policies
The investment objectives of the Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Heritage Growth, International Growth, International Opportunities, Large Cap Value, Long/Short, Micro Cap Value, Strategic Income, World Innovators, and Income Funds can be changed without shareholder approval. The investment objectives of the Core Growth, Micro Cap, Small Cap Growth, Small Cap Value, Ultra Growth, and U.S. Treasury Funds cannot be changed without shareholder approval. Certain policies of the Funds cannot be changed without a shareholder vote. These policies are described in the SAI.
Disclosure of Portfolio Holdings
The Funds’ portfolio securities disclosure policy is described in the SAI.

Wasatch Funds — Management
January 31, 2015

Investment Advisor and Sub-Advisors
The investment advisor for each Fund is Wasatch Advisors, Inc. (the “Advisor”). The Advisor and Wasatch Funds are located at 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108. The Advisor has been in the investment advisory business since 1975. As of December 31, 2014, the Advisor had approximately $18.8 billion in assets under management.
The Advisor is responsible for investing each Fund’s assets, placing orders to buy and sell securities and negotiating brokerage commissions on portfolio transactions. In addition, the Advisor provides certain administrative services and manages the Funds’ business affairs.
The Advisor has entered into a sub-advisory agreement with Hoisington Investment Management Company (HIMCO) to perform the duty of portfolio management for the U.S. Treasury Fund. The Advisor has entered into a sub-advisory agreement with 1st Source Corporation Investment Advisors, Inc. (1st Source) to perform the duty of portfolio management for the Income Fund.
HIMCO is a registered investment advisor that has been in business since 1980. The firm agreed to become the subadvisor for the Wasatch-Hoisington U.S. Treasury Fund in 1996. HIMCO has offices at 6836 Bee Caves Road, Building 2, Suite 100, Austin, TX 78746-6464.
HIMCO provides management advice for pension and profit-sharing plans for both corporate and government entities, as well as charitable organizations, insurance companies, other business entities and individuals. As of December 31, 2014, HIMCO had approximately $6.1 billion in assets under management. HIMCO provides investment advice for U.S. Government fixed income securities. HIMCO makes the day-to-day investment decisions for the U.S. Treasury Fund. In addition, HIMCO continuously reviews, supervises and administers the U.S. Treasury Fund’s investment program.
1st Source is a registered investment advisor that has been in business since 2001. 1st Source agreed to become the subadvisor for the Income Fund in 2008. 1st Source has offices at 100 North Michigan Street, South Bend, Indiana 46601. 1st Source is a wholly owned subsidiary of 1st Source Bank, which is a wholly owned subsidiary of 1st Source Corporation, a publicly held bank holding company. 1st Source Bank, which was founded in 1936, and its affiliates, administer and manage on behalf of its clients, assets of approximately $4.8 billion. 1st Source Bank has over 70 years of banking experience. As of December 31, 2014, 1st Source had approximately $2.8 billion in assets under management.
1st Source makes the day-to-day investment decisions for the Income Fund. In addition, 1st Source continuously reviews, supervises and administers the Income Fund’s investment program.
Management Fees and Expense Limitations
Each Fund pays the Advisor a monthly management fee that is a percentage of the Fund’s average daily net assets.
The following chart reflects the management fee paid by each Fund to the Advisor after taking into account any reimbursements during the most recent fiscal year, except as noted.
Information regarding the basis for the Board of Trustees’ approval of the investment advisory agreements and sub-advisory agreements for all the Funds is available in the Funds’ semi-annual report dated March 31, 2014.
The Advisor has contractually agreed to limit the expenses for the Investor Class shares of each Fund (except the Investor Class shares of the Long/Short and Income Funds) , at least through January 31, 2016, to a certain percentage of average net assets computed on a daily basis, subject to the following: the Advisor will pay all expenses, excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs and extraordinary expenses, in excess of such limitations. Acquired Fund Fees and Expenses are also excluded from the contractual fee limitation. Expense limits are shown in the following chart. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses any time after January 31, 2016.
Management fees and net expenses for the Emerging Markets Small Cap, Frontier Emerging Small Countries, International Opportunities, Micro Cap and Micro Cap Value Funds are higher than those paid by most mutual funds. The management fees and net expenses for certain other Wasatch Funds are higher than those paid by many mutual funds.
Wasatch Fund	Annual Management Fees, Net of Reimbursements	Investor Class Shares Expense Limitations
Core Growth Fund	1.00%	1.50%
Emerging India Fund	0.88%	1.95%
Emerging Markets Select Fund	1.06%	1.69%
Emerging Markets Small Cap Fund	1.68%	1.95%
Frontier Emerging Small Countries Fund	1.75%	2.25%
Global Opportunities Fund	1.50%	1.95%
Heritage Growth Fund	0.70%	0.95%
International Growth Fund	1.25%	1.75%
International Opportunities Fund	1.79%	2.25%
Large Cap Value Fund	0.89%	1.10%
Long/Short Fund	1.10%	—
Micro Cap Fund*	1.75%	1.95%
Micro Cap Value Fund*	1.69%	1.95%
Small Cap Growth Fund	1.00%	1.50%
Small Cap Value Fund	1.00%	1.50%
Strategic Income Fund	0.69%	0.95%
Ultra Growth Fund	1.00%	1.50%
World Innovators Fund	1.50%	1.95%
Income Fund**	0.55%	—

Wasatch Funds — Management

Wasatch Fund	Annual Management Fees, Net of Reimbursements	Investor Class Shares Expense Limitations
U.S. Treasury Fund†	0.50%	0.75%
*	Effective January 31, 2014, the management fee for the Micro Cap Fund and Micro Cap Value Fund was reduced from 1.95% to 1.75%.
**	The Income Fund is managed by 1st Source. Under a sub-advisory agreement between the Advisor and 1st Source, the Advisor has agreed to pay 1st Source a management fee, which is currently equal to 0.28% of such Fund’s daily net assets. 1st Source may reimburse the Advisor for certain expenses.
†	The U.S. Treasury Fund is managed by HIMCO. Under a sub-advisory agreement between the Advisor and HIMCO, the Advisor has agreed to pay HIMCO a management fee, which is currently equal to 0.25% of such Fund’s daily net assets. The net fee may be less due to reimbursements of certain expenses by HIMCO to the Advisor.
Portfolio Managers
All Wasatch Funds (except the Wasatch-1st Source Income Fund and the Wasatch-Hoisington U.S. Treasury Fund) are managed by a research team consisting of portfolio managers and securities analysts. The lead portfolio managers, portfolio managers and associate portfolio managers are responsible for making investment decisions for their respective Funds in accordance with each Fund’s investment objective(s) and strategies. The lead portfolio managers are ultimately responsible for managing their respective Funds in accordance with the Fund’s investment objective(s) and strategies. The research team is responsible for analyzing securities and making investment recommendations. The individuals listed in the table below are primarily responsible for the day-to-day management of the respective Fund.
Name of Fund	Portfolio Manager(s)
Core Growth Fund	JB Taylor and Paul Lambert
Emerging India Fund	Ajay Krishnan, CFA*
Emerging Markets Select Fund	Ajay Krishnan, CFA and Roger Edgley, CFA
Emerging Markets Small Cap Fund	Roger Edgley, CFA, Andrey Kutuzov, CFA and Scott Thomas, CFA, CPA
Frontier Emerging Small Countries Fund	Laura Geritz, CFA
Global Opportunities Fund	JB Taylor and Ajay Krishnan, CFA
Heritage Growth Fund	Chris Bowen
International Growth Fund	Roger Edgley, CFA, Linda Lasater, CFA and Kabir Goyal, CFA
International Opportunities Fund	Laura Geritz, CFA and Jared Whatcott, CFA
Large Cap Value Fund	David Powers, CFA
Long/Short Fund	Michael Shinnick and Ralph Shive, CFA
Micro Cap Fund	Dan Chace, CFA
Micro Cap Value Fund	Brian Bythrow, CFA
Small Cap Growth Fund	Jeff Cardon, CFA and JB Taylor
Name of Fund	Portfolio Manager(s)
Small Cap Value Fund	Jim Larkins
Strategic Income Fund	Samuel S. Stewart, Jr., PhD, CFA
Ultra Growth Fund	John Malooly, CFA
World Innovators Fund	Samuel S. Stewart, Jr., PhD, CFA and Josh Stewart
*CFA® is a trademark owned by CFA Institute
1st Source and HIMCO, under the supervision of the Advisor, are responsible for making investment decisions for the Income Fund and the U.S. Treasury Fund, respectively. The individuals listed below are primarily responsible for the day-to-day portfolio management of the respective Fund.
Name of Fund	Portfolio Manager
Income Fund	Paul Gifford, CFA
U.S. Treasury Fund	Van Hoisington
Samuel S. Stewart, Jr., PhD, CFA has served as President of Wasatch Funds since 1986, was Chairman of the Board from 1986 through 2004 and has served as Chairman of the Board of the Advisor since 1975. He has been the lead portfolio manager for the Strategic Income Fund since 2006 and the World Innovators Fund since 2008. Dr. Stewart earned a Bachelor of Science in Business Administration from Northwestern University. He went on to earn a Master of Business Administration and a Doctorate in Finance from Stanford University. From 1975 through 2000, Dr. Stewart served as a professor of Finance at the University of Utah.
Jeff Cardon, CFA is Chief Executive Officer, President, Treasurer and a Director of the Advisor. He has been the lead portfolio manager for the Small Cap Growth Fund since 1986. Mr. Cardon joined the Advisor in 1980. He holds a Bachelor of Science in Finance from the University of Utah.
Chris Bowen has been lead portfolio manager for the Heritage Growth Fund since its inception in 2004. He joined the Advisor in 2001. Prior to joining the Advisor, Mr. Bowen earned a Master of Business Administration from the University of Maryland. From 1996 to 1999, he worked in Washington, D.C. as an analyst with the financial institutions regulatory group of the law firm Skadden, Arps, Slate, Meagher & Flom LLP. He received a Bachelor of Arts in Economics from St. Mary’s College of Maryland where he graduated Summa Cum Laude.
Brian Bythrow, CFA has been the lead portfolio manager for the Micro Cap Value Fund since 2003. He joined the Advisor in 2003. Since 1998 and prior to joining the Advisor, Mr. Bythrow was the portfolio manager for the 1st Source Monogram Special Equity Fund. He earned a Master of Business Administration from California State University, Sacramento and a Bachelor of Science in Social Sciences from the United States Air Force Academy.
Dan Chace, CFA has been the lead portfolio manager for the Micro Cap Fund since 2004. He joined the Advisor in 2002. Prior to joining the Advisor, Mr. Chace earned a Master of Business Administration from Harvard Business

January 31, 2015

School. Before entering business school in 2000, he worked in New York City as an equities analyst following Latin American financial institutions at J.P. Morgan Securities Inc. From 1999 to 2000, he was the lead Latin American financial institutions analyst at SG Cowen Securities Corporation. Mr. Chace received a Bachelor of Arts in Cultural Anthropology from Pomona College.
Roger Edgley, CFA has been a portfolio manager for the Emerging Markets Select Fund since its inception. Mr. Edgley has also been the lead portfolio manager of the International Growth Fund since 2006, and a lead portfolio manager for the Emerging Markets Small Cap Fund since its inception in 2007. Mr. Edgley was a lead portfolio manager for the International Opportunities Fund from 2005 through January 2015. He served as a portfolio manager for the Emerging India Fund from April 2011 through January 2013 and for the Global Opportunities Fund from June 2011 through January 2013. Mr. Edgley is also Director of International Research for the Advisor. Prior to joining the Advisor in 2002, Mr. Edgley was a principal, director of international research and portfolio manager for Chicago-based Liberty Wanger Asset Management, which managed the Acorn Funds. He was a co-manager of the Acorn Foreign Forty Fund. Liberty Financial acquired Wanger Asset Management in 2000. Mr. Edgley joined Wanger Asset Management as an equities analyst in 1994 to cover the firm’s Asia (ex-Japan) portfolio that included the markets of Hong Kong, Singapore, Malaysia, Taiwan, Indonesia, Thailand and Korea. Mr. Edgley is a native of the United Kingdom and earned a Bachelor of Science with honors in Psychology from the University of Hertfordshire, a Master of Arts in Philosophy from the University of Sussex and a Master of Science in Social Psychology with Statistics from the London School of Economics.
Laura Geritz, CFA has been lead portfolio manager for the International Opportunities Fund since 2011, the lead portfolio manager for the Frontier Emerging Small Countries Fund since its inception in 2012, and was a portfolio manager for the Emerging Markets Small Cap Fund from 2009 through January 2015. She joined the Advisor in 2006 as a senior equities analyst for the International Growth and International Opportunities Funds. Prior to joining the Advisor, Ms. Geritz worked at Mellon Corporation from 2004 to 2006 as a senior managing analyst on a micro cap and a small cap growth fund. Ms. Geritz started her career in the securities industry at American Century Investments in 1999 as a bilingual investor relations representative. She served as an investment analyst at the firm from 2001, analyzing companies and making portfolio management decisions, until she relocated to Denver, Colorado in late 2003. Shortly after relocating, she joined Mellon Corporation as an analyst. Ms. Geritz graduated with honors from the University of Kansas with a Bachelor of Arts in Political Science and History. Later, she earned a Master’s Degree in East Asian Languages and Cultures. Before completing her Master’s, Ms. Geritz spent a year living and teaching English in Japan.
Kabir Goyal, CFA has been an associate portfolio manager for the International Growth Fund since January 2015. He joined the Advisor in 2012 as a senior equities analyst on the international research team. Prior to joining the Advisor, Mr. Goyal worked as an equity analyst at Putnam Investments in Boston, Massachusetts, focusing on international industries and materials, and began his career at Cambridge Associates in Menlo Park, California, where he was a team leader and senior associate. Mr. Goyal earned a Masters of Business Administration degree from MIT Sloan School of Management and a Bachelor of Arts degree in Computer Science and Economics from Pomona College. He also lived two years in Japan.
Ajay Krishnan, CFA has been the lead portfolio manager for the Emerging Markets Select Fund since its inception in 2012. Mr. Krishnan has also been a lead portfolio manager for the Emerging India Fund since 2011, and the Global Opportunities Fund since 2012. He served as a portfolio manager for the World Innovators Fund from 2000 through January 2007 and for the Ultra Growth Fund from 2000 through January 2013. Mr. Krishnan joined the Advisor in 1994. He holds a Master of Business Administration from Utah State University and a Bachelor of Science in Physics with a minor in Mathematics from Bombay University.
Andrey Kutuzov, CFA has been an associate portfolio manager for the Emerging Markets Small Cap Fund since January 2014. He joined the Advisor in 2008 as a senior equities analyst on the international research team. Prior to joining the Advisor, Mr. Kutuzov earned a Master of Business Administration from the University of Wisconsin’s Applied Security Analysis Program. Prior to graduate school, he was a senior auditor at Deloitte. Mr. Kutuzov also obtained a Bachelor’s and a Master’s of Accounting Degree at the University of Wisconsin-Madison. He is a CFA charterholder.
Paul Lambert has been a portfolio manager for the Core Growth Fund since 2005. He served as a lead portfolio manager for the Ultra Growth Fund from 2012 through January 2014. Mr. Lambert began working on the Core Growth Fund as a senior analyst in 2003. He joined the Advisor in 2000. From 1999 until joining the Advisor, he worked for Fidelity Investments. Mr. Lambert holds a Bachelor of Science in Finance from the University of Utah.
Jim Larkins has been the lead portfolio manager for the Small Cap Value Fund since 1999. Mr. Larkins became an analyst on the Small Cap Value Fund at its launch in 1997. Mr. Larkins joined the Advisor in 1995. He holds a Master of Business Administration and a Bachelor of Arts in Economics from Brigham Young University.
Linda Lasater, CFA has been an associate portfolio manager for the International Growth Fund since January 2014. She joined the Advisor in 2006 as a senior equities analyst on the international research team. Prior to joining the Advisor, Ms. Lasater worked as an investment applications project lead with AIM Investments. Ms. Lasater earned a Master of Business Administration from the Tuck School of Business at Dartmouth, and a Bachelor of Business Administration in Management Information Systems from the University of Texas. She is also a CFA charterholder.

Wasatch Funds — Management

John Malooly, CFA has been a lead portfolio manager for the Ultra Growth Fund since 2012 and was a lead portfolio manager for the Micro Cap Value Fund from 2003 to 2009. Mr. Malooly joined the Advisor in 1997 as a domestic equities analyst on the Small Cap Growth Fund, and worked as a senior analyst on the Micro Cap Fund from 1999 to 2003. Prior to joining the Advisor, Mr. Malooly was an investment specialist at UMB Fund Services. Mr. Malooly is a Wisconsin native. He graduated from Marquette University, earning a Bachelor of Science in Business Administration.
David Powers, CFA, has been the lead portfolio manager for the Large Cap Value Fund since August 19, 2013. Mr. Powers has many years of investment experience, most recently serving as a portfolio manager with Eagle Asset Management. Prior to joining Eagle, he worked as a portfolio manager with ING Investment Management, where he was responsible for the ING Large Cap Value Fund from 2007 through 2012. While at ING, Mr. Powers also worked as a senior sector analyst covering telecommunication services, utilities, energy and materials. His experience includes several senior investment positions with Federated Investors from 2001 through 2007. Mr. Powers began his investment career at the State Teachers Retirement System of Ohio. He holds a Bachelor of Science in Accounting from Fairleigh Dickinson University and a Master’s degree in Accounting and earned a Master of Business Administration from Kent State University.
Michael Shinnick has been the lead portfolio manager for the Long/Short Fund since the Fund commenced operations in December 2008. Mr. Shinnick joined the Advisor at that time. He served as a portfolio manager for the Large Cap Value Fund from December 2008 to August 19, 2013. Mr. Shinnick was a portfolio manager of the 1st Source Monogram Long/Short Fund (the predecessor fund to the Wasatch Long/Short Fund) from its inception in August 2003 through December 2008. Mr. Shinnick served as a portfolio manager for 1st Source Corporation Investment Advisors, Inc. from May 2003 through December 2008. From 1994 to 2000, Mr. Shinnick was a principal and then a partner with Diamond Technology Partners, Inc., a global management consulting firm, in Chicago, Illinois. From 2000 to 2001, Mr. Shinnick was an officer of Zurich Financial Services, Inc., New York, New York, in its Z-COSM venture group. From 2002 to May 2003, Mr. Shinnick was a private investor. Mr. Shinnick received a Bachelor of Arts from the University of Notre Dame.
Ralph Shive, CFA, has been a portfolio manager for the Long/Short Fund since the Fund commenced operations in December 2008. Mr. Shive joined the Advisor in 2008. Mr. Shive was the lead portfolio manager for the Large Cap Value Fund from December 2008 through September 30, 2013. Mr. Shive was the portfolio manager of the 1st Source Monogram Income Equity Fund (the predecessor fund to the Wasatch Large Cap Value Fund) from September 1996 until December 2008. Mr. Shive served as Vice President and Chief Investment Officer of 1st Source from April 1998 through December 2008 and served as
Investment Officer of 1st Source Bank from September 1989 through December 2008. Mr. Shive has worked as an analyst and portfolio manager for many years since receiving his Bachelor of Business Administration from Southern Methodist University.
Josh Stewart has been a portfolio manager for the World Innovators Fund since 2012. He joined the Advisor in 2006 as an equities analyst covering international health care and technology companies. He was a senior analyst on the World Innovators Fund from 2010 through January 31, 2012. Mr. Stewart graduated from the University of Utah earning a Bachelor of Arts in French Literature with a minor in Mathematics. Prior to joining the Advisor, Mr. Stewart was a health care services analyst at Sidoti & Company, LLC in New York City.
JB Taylor has been a lead portfolio manager for the Core Growth Fund since 2000, and for the Global Opportunities Fund since 2011. He has also been a portfolio manager for the Small Cap Growth Fund since 2013. Mr. Taylor began working on the Core Growth Fund as a senior analyst in 1999. Mr. Taylor joined the Advisor in 1996. He holds a Bachelor of Science in Industrial Engineering from Stanford University.
Scott Thomas, CFA, CPA has been an associate portfolio manager for the Emerging Markets Small Cap Fund since January 2015. He joined the Advisor in 2012 as a senior equities analyst on the international research team. Prior to joining the Advisor, he worked as a vice president in equity research at Morgan Stanley & Co. in New York City. Prior to Morgan Stanley & Co., Mr. Thomas worked at KPMG LLP in San Francisco and New York. Mr. Thomas holds a Bachelor of Science in Accounting degree from Brigham Young University.
Jared Whatcott, CFA has been an associate portfolio manager for the International Opportunities Fund since January 2014. He joined the Advisor in 2005 as a senior equities analyst on the international research team. Prior to joining the Advisor, Mr. Whatcott was a Captain in the United States Air Force, where he served as a contracting officer. Mr. Whatcott earned a Master of Business Administration from the Darden School at the University of Virginia and a Bachelor of Science in Management with a minor in Foreign Language (Mandarin Chinese) from the United States Air Force Academy. He is also a CFA charterholder.
Paul Gifford, CFA serves as Chief Investment Officer and President of 1st Source and joined 1st Source Bank in 2000. He has been the lead portfolio manager of the Income Fund since the Fund commenced operations in December 2008. Mr. Gifford served as the portfolio manager of the 1st Source Monogram Income Fund (the predecessor fund) from April 2000 through December 2008. From December 1990 to April 2000, Mr. Gifford served as Assistant Vice President, Portfolio Manager and Product Manager with Bremer Trust, N.A., after receiving his Bachelor of Science from the University of Minnesota-Mankato.
Van Hoisington has been the lead portfolio manager of the U.S. Treasury Fund since 1996. Mr. Hoisington founded Hoisington Investment Management Co. in 1980 and serves

January 31, 2015

as Chief Executive Officer and Chairman of the Strategic Investment Committee. Mr. Hoisington received a Bachelor of Arts from the University of Kansas and a Master of Business Administration from Fort Hays Kansas University.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.
Service Providers
Investment Advisor
Wasatch Advisors, Inc.
505 Wakara Way, 3rd Floor
Salt Lake City, UT 84108
Sub-Advisor for the Income Fund
1st Source Corporation Investment Advisors, Inc.
100 North Michigan Street
South Bend, IN 46601
Sub-Advisor for the U.S. Treasury Fund
Hoisington Investment Management Co.
6836 Bee Caves Road
Building 2, Suite 100
Austin, TX 78746-6464
Administrator and Fund Accountant
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105
Distributor
ALPS Distributors, Inc
1290 Broadway, Suite 1100
Denver, CO 80203
Transfer Agent
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105
Legal Counsel to Wasatch Funds
and Independent Trustees
Chapman and Cutler LLP
111 West Monroe Street
Chicago, IL 60603
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1100 Walnut St., Suite 1300
Kansas City, MO 64106

Wasatch Funds — Shareholder’s Guide

Investment Minimums — Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000
Make checks payable to Wasatch Funds
How to Contact Wasatch
Online
www.WasatchFunds.com
or via email at
shareholderservice@wasatchfunds.com
Telephone
800.551.1700
Shareholder services representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time. You can also reach our automated system 24 hours a day for daily share prices and account information.
Wasatch Funds shareholders who have combined Wasatch Fund balances of $100,000 or more held directly with the Funds have access to an exclusive Toll Free telephone number. See “Premier Services” in the Account Policies section of this prospectus for more information, or contact shareholder services at 800.551.1700 or email shareholderservice@wasatchfunds.com.
Mail
Regular Mail Delivery
Wasatch Funds
P.O. Box 2172
Milwaukee, WI 53201-2172
Overnight Delivery
Wasatch Funds
235 West Galena Street
Milwaukee, WI 53212

Open a New Account
For policies governing the following transactions and services, please see “Account Policies.”
New accounts are subject to acceptance by Wasatch Funds. To open a retirement or education savings account, you will also need the appropriate information kit and application.
Online
Visit Wasatch Funds’ website, complete and electronically submit the online application. You may also sign up to invest automatically by filling out the Account Privileges Change Form.
Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions.
Telephone
Complete the appropriate application and call for instructions on how to open an account via wire.
Mail
Complete the application for the type of account you are opening. Mail the application, any other materials (such as a corporate resolution for corporate accounts) and a check.

January 31, 2015

Purchase Shares for an Existing Account
Online
If you have previously established bank information, you may add to your account in amounts of $100 or more.
Telephone
You may add to your account via electronic funds transfer in amounts of $100 up to $100,000 (for individual and corporate accounts). If an electronic funds transfer cannot be processed for any reason, your account will be charged a service fee (currently $20.00).
Mail
Complete the additional investment form from your statement or write a note that includes the name and Class (i.e., Investor Class) of the Fund, names(s) of investor(s) on the account and the account number. Mail the form or note and a check.
Wire
Have your bank send your investment to:
•	UMB Bank, N.A.
•	ABA Number 101000695
For credit to Wasatch Funds
•	Account Number 987-060-9800
For further credit to:
•	Wasatch (name and Class of Fund)
•	Your Wasatch account number
•	Name(s) of investor(s)
•	Social security or tax ID number
Automatically
Automatic Investment Plan (AIP) — Complete and mail the Account Privileges Change Form and any other required materials. The Form can be obtained from our website or by calling a shareholder services representative.
The minimum for subsequent automatic investments is $50 per month and/or $100 per quarter.

Sell (Redeem) Shares
General
•	Redemption requests for over $100,000 (in individual and corporate accounts) must be made in writing (a Medallion signature guarantee is required).
•	Checks will be mailed to the address on your account.
•	Redemption requests made within 30 days of an address change must be made in writing and require a Medallion signature guarantee.
Online
You may sell shares in amounts of $500 up to $100,000.
Telephone
You may sell shares in your account in amounts of $500 up to $100,000 (for individual and corporate accounts) by calling Wasatch Funds if you did not decline the telephone redemption privilege when establishing your account.
Mail
Send Wasatch Funds a Letter That Includes:
•	Your name
•	The name and Class of the Fund
•	Your account number(s)
•	The dollar amount or number of shares to be redeemed
•	Your daytime telephone number
•	Signature(s) of account owners (sign exactly as the account is registered)
•	Medallion signature guarantee (if required)
For IRA accounts, please obtain an IRA Distribution Form from our website or by calling a shareholder services representative. If no withholding instructions are given, Wasatch Funds is required to withhold 10%.
Automatically
Systematic Withdrawal Plan — Complete and mail the Account Privileges Change Form and any other required materials. The Form can be obtained from our website or by calling a shareholder services representative.
This plan allows you to make monthly, quarterly, semiannual or annual redemptions of $50 or more.

Wasatch Funds — Account Policies

Why Wasatch Closes or Reopens Funds
The Advisor or a Fund may take action to periodically close (“hard close”) or limit inflows into (“soft close”) a Fund to protect the integrity of the Fund’s investment strategy or objective. Hard closing or soft closing Funds can be an important component of portfolio management, particularly for Funds that primarily invest in smaller companies. We believe that closing funds or restricting inflows through some or all channels from time-to-time may be in the best interest of our shareholders. Conversely, when the assets of a closed or restricted Fund are at a level that we believe additional assets could be invested without impairing the Fund, we may reopen the Fund. We retain the right to make exceptions to any action taken to close or limit inflows into a Fund.
The SAI provides more detailed information about why and when a Fund may be hard or soft closed.
How Wasatch Closes or Reopens Funds
Fund closings or reopenings will be posted on Wasatch Funds’ website at www.WasatchFunds.com. The Advisor will make every effort to post information related to fund closings at least two weeks prior to the effective date of the closing.
You may sign up on Wasatch Funds’ website to receive electronic notification of fund closings and openings. You can also request information about a Fund’s open or closed status from a shareholder services representative by calling our toll-free number at 800.551.1700.
Each change in a Fund’s status also will be filed electronically with the Securities and Exchange Commission (SEC).
Policies to Prevent Market Timing
Short-term trading or “market timing” involves frequent purchases and redemptions of fund shares and may present risks for long-term shareholders of a fund including among other things, dilution in the value of fund shares held by long-term shareholders, interference in the efficient management of the fund’s portfolio, increased brokerage and administrative costs and forcing the fund to hold excess levels of cash. One form of market timing is called “time zone arbitrage.” This occurs when shareholders of a fund that primarily invests in securities that are listed on foreign exchanges take advantage of time zone differences between the close of the foreign markets on which the fund’s securities trade and the close of the U.S. markets, which is when the fund’s share price is calculated. Arbitrage opportunities may also occur in funds that do not invest in foreign securities. For example, if trading in a security held by a fund is halted and does not resume prior to the time the fund’s share price is calculated, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds that hold thinly-traded securities, such as certain micro- or small-capitalization securities, may be exposed to varying levels of pricing arbitrage.
Wasatch Funds are intended as long-term investments. Therefore, the Funds’ Board of Trustees (Board) has adopted policies and procedures designed to prohibit short-term trading, excessive exchanges and other market timing activities. Steps Wasatch Funds has taken include: periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading the Funds inappropriately, imposing a 2.00% redemption fee on shares held 60 days or less (subject to certain exceptions) and revising or terminating the exchange privilege, limiting the amount of any exchange, or rejecting an exchange or purchase, at any time, for any reason.
The redemption fee may be waived for certain omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and for certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).
The redemption fee may be waived by the Funds’ officers in any case where the nature of the transaction or circumstances do not pose the risks that the Funds’ Board of Trustees’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds’ officers will be disclosed to the Funds’ Board of Trustees at its next regularly scheduled quarterly meeting.
The Funds cannot always know about or reasonably detect excessive trading by shareholders who purchase shares of the Funds through financial intermediaries. Intermediaries generally maintain omnibus accounts with the Funds, which do not allow access to individual shareholders’ account information. In compliance with federal securities laws, each Fund executes agreements with intermediaries that obligate them to provide certain shareholder data so the Funds may be able to detect excessive trading and market timing by underlying shareholders. Shareholders who have purchased shares of the Funds through financial intermediaries that do not execute the new information sharing agreements may be restricted from purchasing additional shares of the Funds (other than an automatic reinvestment of dividends) through an omnibus account with such financial intermediary.
Required Information
Federal regulations may require the Funds to obtain your name, your date of birth, your residential address or principal place of business and mailing address as well as your taxpayer identification number at the time you open your account. Applications without this information may not be accepted. To the extent permitted by law, each Fund reserves the right to place limits on transactions in your account until your identity is verified.
Investment Minimums — Investor Class
•	If you purchase shares directly from Wasatch Funds, the minimum initial investment for a regular account is $2,000 unless otherwise noted on the application.

January 31, 2015

•	The minimum initial investment for Individual Retirement Accounts (IRAs) is $2,000. For regular accounts opened with an automatic investment plan, it is $1,000.
•	Other than the reinvestment of dividends and capital gains, the minimum for subsequent purchases in regular and IRA accounts is $100. The minimum for subsequent purchases via the automatic investment plan is $50 monthly and/or $100 quarterly.
•	The Funds reserve the right to waive or lower investment minimums for any reason.
•	Accounts opened through third parties such as brokers or banks may be subject to different minimums for initial and subsequent purchases.
Types of Regular Accounts
•	Individual or Joint Ownership
•	Gift to Minor
•	Corporation, Partnership, Trust or Other Entity
Types of Individual Retirement Accounts (IRAs)
•	Traditional IRA
•	Rollover IRA
•	Roth IRA
•	SEP-IRA
•	SIMPLE IRA
•	Section 403(b)(7) Plan
There is an annual pass through IRA maintenance fee of $12.50 that is charged by the IRA custodian on a per-account basis. The fee is capped at $25.00 per social security number, per account type.
Types of Education Savings Plans
•	Coverdell Education Savings Account
Premier Services
Shareholders who purchase shares directly through Wasatch Funds and maintain account balances above certain thresholds may qualify for additional benefits and services as members of Wasatch Premier Services. Benefits start at combined account balances of $100,000, improve at a level of $250,000 and reach the highest at a level of $500,000 or more. Some of the benefits may include:
•	Access to a select Premier Services Team Member or individual Premier Account Executive.
•	Use of an exclusive Premier Toll Free number.
•	Exemptions for certain account and maintenance fees.
•	Priority notification of new or re-opened Wasatch Funds.
•	Access to quarterly comments from Wasatch portfolio managers.
•	Choice of monthly or quarterly statements.
•	Access to closed funds.
•	Choice of quarterly, semi-annual or annual review of Wasatch Funds accounts with a Premier Services Team Member.
Accounts that drop below a minimum service model threshold may no longer be eligible for that level of Premier Services. The Funds reserve the right to modify the Premier
Services offering, eligibility requirements, benefits or services at any time. For questions regarding Premier Services please contact shareholder services at 800.551.1700 or email shareholderservice@wasatchfunds.com.
No Cancellations
Please place your transactions with care. The Funds will not cancel any transaction once it has been initiated and, if applicable, a reference or confirmation number has been assigned.
Purchasing Shares
•	There are no sales charges to purchase Investor Class shares of the Funds.
•	The purchase price of your Investor Class shares will be determined the next time the Funds' Investor Class share prices are calculated after the transfer agent has received your request in good order.
•	Purchases must be made in U.S. dollars.
•	Wasatch Funds do not accept cash, money orders, third party checks, travelers checks, credit card checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk.
•	The Funds reserve the right to stop selling Investor Class shares at any time or to reject specific purchase requests, including purchases by exchange from another Wasatch Fund or the Wasatch-Federated Money Market Account (Money Market Fund).
•	Purchase requests sent to Wasatch Funds’ headquarters in Salt Lake City will be forwarded to the transfer agent in Milwaukee, but the effective date of the purchase will be delayed until the request has been received in good order by the transfer agent.
•	Purchase requests made by telephone will only be accepted for accounts that have previously established bank information to allow electronic funds transfer from the Automated Clearing House (ACH).
•	When you make an initial purchase of shares online, the purchase amount will be withdrawn from your bank after the transfer agent has received your online application in good order. You will receive a reference number for your transaction when you submit your application or subsequent purchase. A verification of your request will also be sent to your email address and we will mail a transaction confirmation to you when we have processed your online application. Please double check that the bank information you provide is correct. You will be held liable for losses incurred by the Funds due to incorrect bank information.
•	A $20.00 fee will be assessed if your online purchase cannot be made for any reason. See also “Insufficient Funds Policy.”
Selling (Redeeming) Shares
•	You may request that the Funds redeem all or a portion of your Investor Class shares.

Wasatch Funds — Account Policies

•	The price of Investor Class shares you redeem will be determined the next time the Funds’ share prices are calculated after the transfer agent has received your request in good order.
•	Most new accounts automatically have the telephone redemption privilege, unless it is specifically declined. Some accounts such as corporate accounts do not receive the redemption privilege unless they complete and return the Redemption and Exchange Privileges Form.
•	You may redeem shares in your account in amounts of $500 up to $100,000 (including for corporate accounts) online or by telephone.
•	Redemption requests for over $100,000 (in individual and corporate accounts) must be made in writing and a Medallion signature guarantee is required.
•	Wasatch Funds do not accept redemption requests made via fax.
•	The Funds will mail a check to the address on your account within seven days after the transfer agent has received your request in good order.
•	Redemption proceeds can also be sent by wire ($15.00 fee) or electronic funds transfer to your preauthorized bank account.
•	Payment may be delayed for up to seven days on redemption requests for recent purchases made by check or electronic funds transfer to ensure that the payment has cleared.
•	The Funds can delay payment of redemption proceeds for up to seven days at any time.
•	Redemption requests sent to Wasatch Funds’ headquarters in Salt Lake City will be forwarded to the transfer agent in Milwaukee, but the effective date of the redemption will be delayed until the request has been received in good order by the transfer agent.
•	Redemption requests from corporations, executors, administrators, trustees and guardians may require additional documentation and a Medallion signature guarantee.
•	If the account is worth less than the amount requested, the entire value of the account will be redeemed.
•	The Funds reserve the right to redeem in kind.
•	The Funds reserve the right to reject or delay a redemption on certain legal grounds. See “Emergency Circumstances.”
•	Redeeming shares may result in a taxable capital gain or loss.
•	Due to money movement between Wasatch Funds and the Money Market Fund, requests made on the business day prior to a bank holiday will be processed on the following business day. This applies to the Fund being redeemed and the Fund being purchased. Bank holidays include Columbus Day and Veteran’s Day. Bank holiday schedules are subject to change without notice.
Redemption Fee
•	The Funds will deduct a fee of 2.00% from redemption proceeds on Fund shares held 60 days or less, except as noted below.
•	Exchanges on shares held 60 days or less will, subject to certain exceptions, trigger the redemption fee. Exchanges into or out of the Money Market Fund will not trigger the redemption fee.
•	The redemption fee is paid directly to a Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.
•	If you bought shares on different days, the shares you held longest will be redeemed first for the purpose of determining whether the redemption fee applies.
•	Shares transferred from one shareholder to another shareholder retain the transferor’s “age” of the shares in the hands of the transferee.
•	The redemption fee does not apply to shares acquired through reinvestment of dividends and/or capital gains.
•	The redemption fee does not apply to shares redeemed through a systematic withdrawal plan.
•	The redemption fee does not apply to shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement.
•	The redemption fee does not apply to shares redeemed from a shareholder account for which the identity of the shareholder, for purposes of complying with anti-money laundering laws, could not be determined within a reasonable time after the account was opened.
•	The redemption fee does not apply in the event of any involuntary redemption and/or exchange transactions, including, for example, those required by law or regulation, a regulatory agency, a court order, or as a result of the liquidation of a Fund by its Board of Trustees.
•	The redemption fee does not apply to shares redeemed through an automatic, non-discretionary rebalancing or asset allocation program.
•	The redemption fee does not apply to shares redeemed due to a disability as defined by the IRS requirements.
•	The redemption fee does not apply to shares redeemed due to death for shares transferred from a decedent’s account to a beneficiary’s account.
•	The redemption fee does not apply in the event of a back office correction made to an account to provide the shareholder with the intended transaction.
•	The redemption fee does not apply in the event of the following transactions: a distribution from a defined contribution terminated employee account, a plan distribution of non-vested participant balance in a defined contribution account, a distribution from a defined contribution plan to provide a participant with a loan against the account, or an amount contributed to a defined contribution plan exceeding the maximum annual contribution limit.
•	The redemption fee does not apply to shares gifted from one shareholder account to another shareholder account, assuming the age of the gifted shares is greater than 60 days.
•	The redemption fee may be waived for certain omnibus accounts held by financial intermediaries whose systems

January 31, 2015

are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).
•	The redemption fee may be waived by Wasatch Funds’ officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by Wasatch Funds’ officers will be disclosed to the Funds’ Board of Trustees at its next regularly scheduled quarterly meeting. The Funds reserve the right to modify or eliminate the redemption fee or waivers at any time.
•	The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Funds, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by Wasatch Funds’ transfer agent. Such differences are typically attributable to system design differences and are unrelated to the investment in the Funds. These system differences are not intended or expected to facilitate market timing or frequent trading.
How Investor Class Fund Shares are Priced
•	The Funds’ Investor Class share prices change daily, so the price of shares you wish to purchase or redeem will be determined the next time the Funds’ share prices are calculated after the transfer agent has received your request in good order.
•	Each Fund’s Investor Class share price, or net asset value (NAV), is calculated by dividing the value of all securities and other assets owned by the Investor Class of the Fund, less the liabilities charged to the Investor Class of the Fund, by the number of Investor Class shares outstanding.
•	The Funds’ share prices are calculated as of the close of trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern Time) every day the NYSE is open.
•	The Funds’ share prices are will not be calculated on days the NYSE is closed or on holidays the NYSE observes, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NYSE holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving and Christmas.
•	The Funds’ investments are primarily valued using market quotations. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Advisor. Debt securities with a remaining maturity of sixty (60) days or less at the time of purchase generally shall be valued by the amortized cost method unless it is determined that the amortized cost method would not represent fair value, in which case the securities would be marked to market. To the extent a Fund invests in registered open-end investment companies (other than exchange-traded funds), such investments are valued based on the NAV of such funds. The prospectuses of such funds will explain the circumstances under which these companies will use fair value pricing and the effects of using fair value pricing.
•	If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments will be valued at fair value by the Pricing Committee of the Advisor with oversight by the Funds’ Board of Trustees, in accordance with Board-approved Pricing Policies and Procedures.
•	A Fund’s investments will be valued at fair value by the Pricing Committee of the Advisor with oversight by the Funds’ Board of Trustees if the Advisor determines that an event impacting the value of an investment occurred after the close of the security’s primary exchange or market (i.e., a foreign exchange or market) and before the time the Fund’s share price is calculated. In addition, the Funds may adjust the closing prices of certain foreign securities traded on markets that have closed prior to the U.S. equity markets (principally, overseas markets), using fair value factors provided by an independent pricing agent, on any business day a change in the value of the U.S. equity markets (as represented by a benchmark index approved by the Funds’ Board of Trustees) exceeds a certain threshold. The prices will not be adjusted for securities traded on markets that are open at the same time U.S. equity markets are open, or when a reliable fair value factor is unavailable.
•	Despite best efforts, there is an inherent risk that the fair value of an investment may be higher or lower than the value a Fund would have received if it had sold the investment.
•	The Funds may hold portfolio securities, such as those traded on foreign exchanges, that trade on weekends or other days when the Funds’ share prices are not calculated. Therefore, the value of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.
Medallion Signature Guarantee
A Medallion signature guarantee assures that a signature is genuine. It is intended to protect shareholders and the Funds against fraudulent transactions by unauthorized persons.
Medallion signature guarantees are required by Wasatch Funds in the following cases:
•	To change your designated bank account or bank address.
•	To add bank information to an existing account.
•	To request a redemption (must be made in writing) in excess of $100,000 for any individual or corporate account.
•	To request a wire or ACH transfer of redemption proceeds to a bank account other than the bank account of record.
•	Requests for redemption proceeds to be mailed to an address other than the address of record.

Wasatch Funds — Account Policies

•	Redemptions made within 30 days of an address change.
•	Certain transactions on accounts involving executors, administrators, trustees or guardians.
•	On the IRA Transfer Form if transferring your Wasatch Funds IRA to another fund family.
•	To change registered account holders.
•	To change the name on an account due to divorce or marriage (or you can provide a certified copy of the legal documents showing the name change).
•	To add telephone privileges.
The Funds reserve the right to require a Medallion signature guarantee under other circumstances.
How to Obtain a Medallion Signature Guarantee
Medallion signature guarantees must be obtained from a participant in one of the Medallion signature guarantee programs. The best sources for obtaining a Medallion guarantee are banks, savings and loan associations, brokerage firms or credit unions with which you do business. Call your financial institution to see if it participates in a Medallion program.
A Medallion signature guarantee may not be provided by a notary public.
Automatic Investment Plan (AIP)
•	Online, the AIP may be referred to as a pre-authorized draft or PAD.
•	Automatic purchases of Investor Class shares can be made for as little as $50 per month and/or $100 per quarter. The Funds do not currently charge a fee for this service.
•	You may elect to have your automatic purchase made on the 5th and/or the 20th day of each month. If these dates fall on a weekend or holiday, purchases will be made on the next business day.
•	Your signed Account Privileges Change Form and an unsigned, voided check or deposit slip must be received at least 14 days prior to your first automatic purchase.
•	Your financial institution must be a member of the Automated Clearing House (ACH).
•	When your AIP has been established, the bank or financial institution you designate can begin debiting a preauthorized amount from your account on a specified date to purchase Investor Class shares for your Fund account.
•	A $20 fee will be assessed if your automatic purchase cannot be made for any reason.
•	Instructions to change your AIP must be received at least five days prior to your regularly scheduled purchase.
•	If you redeem an account with an AIP to a zero balance, the plan will be discontinued.
Systematic Withdrawal Plan (Swp)
•	You may arrange to make monthly, quarterly, semi-annual or annual redemptions of $50 or more. There is no charge to shareholders for using this plan.
•	Your Fund account balance must be at least $5,000 at the time you begin participation in the plan.
•	You may choose either the 5th and/or the 20th of the month to have systematic withdrawals distributed to you. If the day falls on a weekend or legal holiday, the distribution will be made on the next business day.
•	You may terminate the SWP at any time without charge or penalty.
•	The Funds may terminate or modify the plan after 60 days’ written notice to shareholders.
•	The redemption fee does not apply to shares redeemed through the plan.
•	If your balance is below the systematic withdrawal amount, the entire balance will be distributed and the plan will be discontinued.
Exchanging Shares
•	Fund shares may be exchanged for shares of the same class of other Wasatch Funds. Shares of a class held by any shareholder who is eligible to hold shares of another class of the same or another Wasatch Fund may be exchanged upon the shareholder’s request on the basis of the relative NAV of the class held and the class to be purchased. Shares may be exchanged on days the NYSE is open for business.
•	The price of shares being exchanged will be determined the next time the Funds’ share prices are calculated after the transfer agent has received your exchange request in good order.
•	Excessive exchanges may result in the termination of a shareholder’s exchange privileges. For more information please see “Policies to Prevent Market Timing.”
•	Exchanges for shares in Funds closed to new investors may only be made by shareholders with existing accounts in those Funds.
•	Exchanges may not be made for shares of Funds closed to new investors and existing shareholders.
•	You may open a new account or purchase additional shares by exchanging shares from an existing Fund account holding the same type of shares.
•	A new account opened by exchange will have the same registration as the existing account and is subject to the minimum initial investment requirements.
•	Additional exchanges may be made for $500 or more.
•	Additional documentation and a Medallion signature guarantee may be required for exchange requests from existing accounts if shares are registered in the name of a corporation, partnership or fiduciary.
•	To add telephone exchange privileges to an existing corporate account, complete and return the Redemption and Exchange Privileges Form. The Form can be obtained from Wasatch Funds’ website or by calling a shareholder services representative.
•	Exchanges on shares held 60 days or less will trigger the redemption fee, subject to certain exceptions as noted above.
•	New accounts automatically have the telephone exchange privilege, unless it has been specifically declined.
•	The Funds do not accept exchange requests made via fax.

January 31, 2015

•	Exchange requests may be subject to other limitations, including those relating to frequency, that Wasatch Funds may establish to ensure that exchanges do not disadvantage shareholders or the Funds.
•	Exchanging shares between Funds may result in a taxable capital gain or loss.
•	The Advisor reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.
Exchanges between Wasatch Funds and the Wasatch-Federated Money Market Account
•	You may exchange all or a portion of your investment in a Fund for shares of the Money Market Fund, a money market account advised by Federated Investment Management Company (and not by Wasatch Advisors, Inc.) that invests in a diversified portfolio of high quality money market instruments. The Money Market Fund and its advisor are not affiliated with Wasatch Funds or Wasatch Advisors, Inc. SHARES OF THE MONEY MARKET FUND ARE NOT OFFERED BY THIS PROSPECTUS.
•	Exchanges are subject to the minimum purchase and redemption amounts set forth in this prospectus unless otherwise noted on the application.
•	Shareholders may not exchange Money Market Fund shares to purchase shares of Funds that are closed to new investors and existing shareholders.
•	The automatic exchange plan allows you to make automatic monthly investments in Investor Class shares of the Wasatch Funds by exchanging shares from your Money Market Fund account. There is no fee for this service.
•	Any changes to the automatic exchange plan must be made 10 business days prior to the transaction.
•	Exchange requests will be effective the day the transfer agent receives them in good order by 4:00 p.m. Eastern Time, or market close on days the Funds’ shares are priced, unless it is the business day prior to a bank holiday. Requests made on the business day prior to a bank holiday will be processed the following business day. This applies to the Fund being redeemed and the Fund being purchased. Bank holidays include Columbus Day and Veteran’s Day. Bank holiday schedules are subject to change without notice.
•	You will begin accruing income from the Money Market Fund on the first business day following the exchange provided it is not a bank holiday.
•	Dividends earned in the Money Market Fund are payable at the time of full liquidation or at the end of the month if a balance remains in the account.
•	Shareholders should read the prospectus for the Money Market Fund prior to exchanging into it.
Eligible Investments into Closed Funds
Information about eligible purchases of closed Wasatch Funds can be found in the SAI or by calling a shareholder services representative.
Purchasing and Selling Shares Through Third Parties Such as Brokers or Banks
•	You may buy or sell shares of the Funds through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.
•	Certain features offered by Wasatch Funds, such as Premier Services, minimum initial investment or subsequent investment amounts, may be modified or may not be available through other institutions.
•	Once you have established an account through an institution or investment professional, any subsequent transactions for, or questions about, that account must be made through them.
•	Wasatch Funds and/or the Advisor may enter into agreements with various brokerage or other firms pursuant to which such firms may accept orders on behalf of the Funds and provide administrative services with respect to customers who are beneficial owners of Investor Class shares of the Funds. The Funds and/or the Advisor may compensate such firms in amounts based on assets of customers invested in the Investor Class of the Funds.
•	The Advisor may pay additional compensation, out of profits derived from the Advisor’s management fee and not as an additional charge to the Funds, to certain financial institutions (which may include banks, securities dealers, third-party record keepers, and other industry professionals) for the sale and/or distribution of the Funds’ shares or the retention and/or servicing of shareholders’ accounts (“revenue sharing”). These payments are in addition to any record keeping or sub-transfer agency fees payable by the Funds, or any other fees described in the fee tables or elsewhere in the prospectus or SAI. Examples of revenue sharing payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or fund offering list or other marketing programs, including but not limited to, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Advisor access to the financial institution’s sales force; granting the Advisor access to the financial institution’s conferences and meetings; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based on one or more of the following factors: gross sales, current assets and/or number of accounts of the Funds attributable to the financial institution, or other factors as agreed to by the Advisor and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, by agreement with the financial institutions, from time to time. The revenue sharing payments may be substantial, and may be different for different financial institutions. Such payments may provide an incentive for the financial institution to make shares of the Funds available to its customers and may allow the Funds greater access to the

Wasatch Funds — Account Policies

financial institutions’ customers. The SAI contains additional information about these payments, including the names of firms to which payments are made.
•	If one mutual fund sponsor provides greater financial assistance than another, your financial advisor may have an incentive to recommend one mutual fund complex over another. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by Wasatch Funds and/or the Advisor and by sponsors of other mutual funds he or she may recommend to you. You should also review disclosures made by your financial advisor at the time of purchase.
Shareholder Reports
We mail annual and semi-annual reports and prospectuses unless you elect to receive them via email by filling out the consent form on our website.
Annual reports are dated September 30, the close of the Funds’ fiscal year, and contain important information about the Funds, including the market conditions and investment strategies that affected performance during the period, portfolio holdings and audited financial statements. Semi-annual reports are dated March 31 and contain information about the Funds’ performance and portfolio holdings as well as unaudited financial statements.
To help keep Fund expenses low, we generally send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Shareholder Services at 800.551.1700. We will begin sending you individual copies within 30 days after receiving your request.
Additional copies of shareholder reports are available by downloading them from our website or by calling a shareholder services representative.
Account Statements
Account statements will be mailed quarterly, or you may receive quarterly statements via email if you consent to electronic document delivery on our website. We will send you a confirmation statement after every transaction that affects your account balance or your account registration. If you invest through an automatic investment plan, you will receive confirmation of your purchases quarterly.
We may consolidate statements for accounts with the same address and social security number. If you would like to receive individual account statements, please call or write to Wasatch Funds. We will begin sending you individual account statements within 30 days after receiving your request.
Establishing a Household Relationship
You may also establish a Household Relationship for your current accounts or add accounts to your existing relationship by completing the Household Relationship Form. Our householding service combines all of your account statements and confirmations into a single envelope. It also combines financial reports and prospectuses for everyone in your “household” into one mailing. Establishing a Household Relationship will not affect the ownership status of the accounts in your Household Relationship. All accounts added to a Household Relationship must have the same address. The following types of accounts are ineligible for inclusion in a Household Relationship: Corporate, Fiduciary, Estate, Investment Club, Club, Lodge and Association.
If you would like to discontinue your Household Relationship and receive individual account statements, please call or write to Wasatch Funds. We will begin sending you individual account statements 30 days after receiving your request.
Verification of Account Statements
You must contact Wasatch Funds in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within 60 days after the confirmation statement date.
Cost Basis Tax Reporting
For securities defined as “covered” under current Internal Revenue Service (IRS) cost basis tax reporting regulations, each Fund is responsible for maintaining accurate cost basis information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a cost basis method.
As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on each shareholder’s Consolidated Form 1099 when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.
Each Fund has chosen average cost as its standing (default) cost basis method for all shareholders. A cost basis method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. Each Fund’s standing cost basis method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific cost basis method. You may choose a method different than a Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Changes from or to the default method or alternate method chosen by the shareholder must be made in writing and cannot be made over the telephone. Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances.

January 31, 2015

New Account Notice
Certain states require the Funds to notify shareholders that the assets held in their account(s) may be transferred to the appropriate state if there is no account activity within the time specified by state law. Contact a shareholder services representative for additional information.
Involuntary Redemption
In addition to the right to convert shares held by any shareholder who is no longer eligible to hold such shares, the Funds reserve the right to redeem the shares held in any account if the account balance falls below $500, unless the account has an automatic investment plan. Your account will not be closed if the drop is due to share price fluctuations. You will be given at least 60 days’ written notice before an involuntary redemption is made. You can prevent an involuntary redemption by restoring the account to the minimum investment amount during the 60 days.
Emergency Circumstances
Wasatch Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. It may be difficult to reach Wasatch Funds by telephone during periods of substantial economic or market change or in emergency situations. Under these circumstances, you may wish to consider purchasing, redeeming or exchanging shares by mail, overnight express delivery or online. The Funds can suspend redemptions and/or delay payments of redemption proceeds when the NYSE is closed due to financial conditions or during emergency circumstances, as determined by the Securities and Exchange Commission (SEC).
Responsibility for Fraud
Wasatch Funds and its agents will not be responsible for any losses resulting from unauthorized transactions provided reasonable procedures to prevent fraudulent transactions have been followed. Procedures to reasonably assure that instructions are genuine include requesting verification of various pieces of personal and account information, recording telephone transactions, confirming transactions in writing or online and restricting transmittal of redemption proceeds to preauthorized destinations.
Insufficient Funds Policy
The Funds reserve the right to cancel a purchase if a check or electronic funds transfer does not clear your bank. The Funds will charge your account a $20.00 fee and you will be responsible for any losses or fees imposed by your bank and any losses that may be incurred by the Funds as a result of the canceled purchase. If you are already a shareholder in the Funds, Wasatch Funds may redeem shares in your account(s) to cover losses due to fluctuations in share price.
Third Party Checks
To guard against check fraud, Wasatch Funds will not accept checks made payable to third parties.
Changes to Bank Information
Requests to change the bank information on your account must be made in writing, signed by all account holders and accompanied by a Medallion signature guarantee.
Registration Changes
To change the name on an account, the shares are generally transferred to a new account. A new application, legal documentation and a Medallion signature guarantee is required.
Address Changes
To change the address on your account, visit our website, call a shareholder services representative or send a written request signed by all account owners. Include the name and Class of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options, including redemptions, may be suspended for 30 days following an address change unless a Medallion signature guarantee is provided.
About the Money Market Fund
Please read the separate prospectus for the Money Market Fund carefully before investing in it. The Money Market Fund is managed by Federated Investment Management Company, not by Wasatch Advisors, Inc.
Federated Investment Management Company is not an affiliate of Wasatch Advisors, Inc. or Wasatch Funds. Federated Securities Corp. is the distributor of the Money Market Fund.

Wasatch Funds — Dividends, Capital Gain Distributions and Taxes

In addition to any increase in the value of shares a Fund may achieve, you may receive dividend and capital gain distributions from the Fund.
Dividends
Dividends from stocks and interest earned from other investments are the Funds’ main sources of investment income. It is intended that substantially all of the Large Cap Value, Strategic Income and U.S. Treasury Funds’ net investment income (income less expenses) will be distributed quarterly as dividends to shareholders. For the Equity Funds (except the Large Cap Value and Strategic Income Funds), it is intended that substantially all of such Funds’ net investment income (income less expenses), if any, will be distributed at least annually as dividends to shareholders. It is intended that substantially all of the Income Fund’s net investment income (income less expenses) will be distributed monthly as dividends to shareholders. As noted below, the Equity Funds, except the Large Cap Value and Strategic Income Funds, expect that, as a result of their objectives and strategies, distributions (if any) will consist primarily of capital gains.
Capital Gains
When a Fund sells portfolio securities it may realize a capital gain or loss, depending on whether the security is sold for more or less than its adjusted cost basis. Net realized capital gains, if any, will be distributed at least annually.
Buying a Dividend
Purchasing shares of a Fund shortly before it makes dividend or capital gain distributions will have the effect of reducing the share price by the amount of the distribution. This is sometimes referred to as “buying a dividend” because, although the distribution is in effect a return of a portion of the purchase price, it is taxable.
Unless you are investing in a tax-deferred account like an IRA, you may want to consider waiting to invest until after a Fund makes a distribution.
Reinvestment of Dividend and Capital Gain Distributions
Dividend and capital gain distributions made by a Fund are automatically applied to purchase additional shares of the Fund at the share price on the payable date unless you elect to have distributions paid to you in cash. You may change whether distributions are reinvested or paid in cash at any time by writing to the transfer agent. Changes will be effective for distributions with a record date on or after the date the transfer agent receives your request.
Federal Income Taxes
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Funds. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service (IRS) could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be deposited in the Funds. This summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.
As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.
Each Fund intends to qualify as a “regulated investment company” under federal tax laws. If each Fund qualifies as a regulated investment company and distributes its income as required by tax law, the Funds generally will not pay federal income taxes. Dividends paid from the Funds’ net investment income and net short-term capital gains generally will be taxable as ordinary income, whether paid in cash or reinvested as additional shares. It is possible that a portion of the dividends paid from the net investment income of the Funds will constitute “qualified dividends” eligible for the maximum marginal federal tax rate, generally 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. In certain cases (e.g., as with some capital gains attributable to real estate investment trust [REIT] shares) a higher rate applies. Each Fund will inform its shareholders of the portion of its dividends (if any) that constitutes “qualified dividends.”
Distributions paid from the Funds’ long-term capital gains and properly reported by the Funds as capital gain distributions generally are taxable as long-term capital gains, regardless of the length of time you held your shares. The Equity Funds, except the Large Cap Value and Strategic Income Funds expect that, as a result of their objectives and strategies, distributions (if any) will consist primarily of capital gains.
The tax status of your distributions from the Funds is not affected by whether you reinvest your distributions in additional shares or receive them in cash. Tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.
Under the “Health Care and Education Reconciliation Act of 2010,” income from the Funds may also be subject to a 3.8% “Medicare tax” imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
The following information applies to the Equity Funds to the extent that they invest in REITs. The REITs in which the Funds invest may generate significant non-cash deductions, such as depreciation on real estate holdings, while having greater cash flow to distribute to their shareholders. If a

January 31, 2015

REIT distributes more cash than its current or accumulated earnings and profits, a return of capital results. Similarly, a Fund may pay a return of capital distribution to you by distributing more cash than its current or accumulated earnings and profits. The cost basis of your shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when you sell your shares. To the extent such a distribution exceeds your cost basis in your shares, you generally will be treated as realizing a taxable gain from the sale or exchange of your shares. The actual composition for tax reporting purposes will depend on the year-end tax characterizations of dividends paid by certain securities held by the Funds and tax regulations.
Gain or loss upon the sale of shares of a Fund generally will be treated as a capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. The gain or loss will be considered long-term if the shareholder has held the shares for more than one year. The gain or loss on shares held for one year or less will be considered short-term and taxed at the same rates as ordinary income. If you receive a capital gain distribution from your Fund and sell your shares at a loss after holding them for six months or less, the loss will be recharacterized as a long-term capital loss to the extent of the capital gain distribution received.
The Funds are required to withhold and remit to the U.S. Treasury a percentage of dividend payments, capital gain distributions, and redemption proceeds at a rate set forth in applicable IRS Rules and Regulations for certain shareholders who have not certified that the social security number or taxpayer identification number they have supplied is correct and that they are not subject to backup withholding because of previous underreporting to the IRS. This backup withholding requirement generally does not apply to shareholders that are corporations or certain tax-exempt organizations.
The following information is particularly important for investors in the Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, International Growth, International Opportunities and World Innovators Funds, which may invest significant assets in foreign countries. To the extent a Fund invests in foreign securities, it may be required to pay withholding and other taxes imposed by foreign countries. If a Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will result in the dividends being taxed to you, including your share of taxes paid to other countries, which may permit you either to claim a foreign tax credit with respect to foreign taxes paid by the Fund or to deduct those amounts as an itemized deduction on your tax return. If the Fund makes this election, you will be notified and provided with sufficient information to calculate your foreign tax credit or the amount you may deduct as foreign taxes paid.
If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident, or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions. However, distributions received by a foreign investor from a Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.
In the case of dividends with respect to taxable years of a Fund beginning prior to 2015, a distribution from the Fund that is properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.
Distributions in respect of shares after June 30, 2014 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury, and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. Dispositions of shares by such persons may be subject to such withholding after December 31, 2016.
India Taxes
In India, a tax of 15% plus surcharges is currently imposed on gains from sales of equities held not more than one year (“short-term gains”) and sold on a recognized stock exchange in India which are chargeable to securities transaction tax (“STT”). In the case of foreign institutional investors (“FII”), gains from sales of equity securities in other cases are taxed at a rate of 30% plus surcharges for securities held not more than one year and 10% plus surcharges for securities held for more than one year. There is no tax on gains from sales of equities held for more than one year (“long-term gains”) and sold on a recognized stock exchange in India and chargeable to securities transaction tax.
Also in India, in the case of FII, the tax rate on gains from sales of listed debt securities is currently 10% plus surcharges if the securities have been held more than one year and 30% plus surcharges if the securities have been held not more than one year. A securities transaction tax applies for specified transactions at specified rates. India imposes a tax on interest on securities at a rate of 5% plus surcharges subject to complying with conditions, else, at 20% plus surcharges. This tax is withheld/imposed on the investor and payable prior to repatriation of sales proceeds. India imposes a tax on dividends paid by an Indian company at a

Wasatch Funds — Dividends, Capital Gain Distributions and Taxes
January 31, 2015

rate of 15% plus surcharges. This tax is imposed on the company that pays the dividends. The dividend on which the dividend distribution tax is paid is exempt in the hands of the investor.
The capital gains tax is computed on net realized gains. Any realized losses (other than long-term loss on sale of equity subject to STT) in excess of gains may be carried forward for a period of up to eight years to offset future short-term gains.
Taxes incurred on a Fund’s realized gains may lower the potential capital gains distribution of the Fund. Any taxes paid in India by a Fund on realized gains may be available to be included in the calculation of the Fund’s foreign tax credit that may be passed through to shareholders via Form 1099-DIV. Although taxes incurred on gains may lower the potential capital gains distribution of a Fund, they also potentially lower, to a larger extent, the total return of that Fund as proceeds from sales of securities are reduced by the amount of the tax.
When You will Receive Tax Information
After the end of each calendar year, you will be sent information on redemptions, dividend and long-term capital gain distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion (if any) taxable as “qualified dividends,” and the portion taxable as long-term capital gains.
Account tax information will also be sent to the IRS.

Wasatch Funds — Financial Highlights
January 31, 2015

The Financial Highlights tables on the following pages are intended to help you understand the financial performance of the Investor Class of each Wasatch Fund for the past five years or since inception if a Fund has been in operation less than five years. Certain information reflects financial results for a single Investor Class share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Investor Class of a Fund (assuming reinvestment of all dividends and distributions).
The Financial Highlights were audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the annual report which is available upon request.

Wasatch Funds — Financial Highlights

		Income (Loss) from Investment Operations				Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Core Growth Fund
Year ended 9/30/14	$52.49	(0.39)	2.12	1.73	— [4]	—	(0.76)	(0.76)
Year ended 9/30/13	$41.41	(0.12)	11.19	11.07	0.01	—	—	—
Year ended 9/30/12	$32.63	(0.26)	9.04	8.78	— [4]	—	—	—
Year ended 9/30/11	$29.95	(0.19)	2.87	2.68	— [4]	—	—	—
Year ended 9/30/10	$25.88	0.03	4.05	4.08	— [4]	(0.01)	—	(0.01)
Emerging India Fund
Year ended 9/30/14	$ 1.78	(— )[4]	0.95	0.95	— [4]	—	—	—
Year ended 9/30/13	$ 2.02	(0.01)	(0.23)	(0.24)	— [4]	—	—	—
Year ended 9/30/12	$ 1.83	(0.01)	0.21	0.20	— [4]	(0.01)	—	(0.01)
Period ended 9/30/11[10]	$ 2.00	— [4]	(0.17)	(0.17)	— [4]	—	—	—
Emerging Markets Select Fund
Year ended 9/30/14	$ 9.56	(0.01)	0.77	0.76	— [4]	(0.01)	—	(0.01)
Period ended 9/30/13[13]	$10.00	— [4]	(0.44)	(0.44)	— [4]	—	—	—
Emerging Markets Small Cap Fund
Year ended 9/30/14	$ 2.67	(0.01)	0.14	0.13	— [4]	—	(0.06)	(0.06)
Year ended 9/30/13	$ 2.66	0.01	0.01	0.02	— [4]	(0.01)	—	(0.01)
Year ended 9/30/12	$ 2.16	0.01	0.49	0.50	— [4]	—	—	—
Year ended 9/30/11	$ 2.37	— [4]	(0.21)	(0.21)	— [4]	— [4]	—	— [4]
Year ended 9/30/10	$ 1.57	0.01	0.80	0.81	— [4]	(0.01)	—	(0.01)
Frontier Emerging Small Countries Fund
Year ended 9/30/14	$ 2.97	0.03	0.33	0.36	— [4]	(0.01)	—	(0.01)
Year ended 9/30/13	$ 2.41	0.01	0.55	0.56	— [4]	— [4]	— [4]	— [4]
Period ended 9/30/12[9]	$ 2.00	0.01	0.40	0.41	— [4]	—	—	—
Global Opportunities Fund
Year ended 9/30/14	$ 4.58	(0.05)	0.23	0.18	— [4]	— [4]	(0.48)	(0.48)
Year ended 9/30/13	$ 4.15	(0.02)	0.93	0.91	— [4]	—	(0.48)	(0.48)
Year ended 9/30/12	$ 3.68	(0.03)	0.93	0.90	— [4]	—	(0.43)	(0.43)
Year ended 9/30/11	$ 3.97	(0.02)	(0.13)	(0.15)	— [4]	—	(0.14)	(0.14)
Year ended 9/30/10	$ 3.38	(0.02)	0.70	0.68	— [4]	(0.01)	(0.08)	(0.09)
Heritage Growth Fund
Year ended 9/30/14	$14.91	(0.09) [15]	1.17	1.08	— [4]	— [4]	(0.38)	(0.38)
Year ended 9/30/13	$12.80	0.02	2.64	2.66	— [4]	(0.01)	(0.54)	(0.55)
Year ended 9/30/12	$10.83	(0.03)	2.16	2.13	— [4]	(0.02)	(0.14)	(0.16)
Year ended 9/30/11	$10.70	— [4]	0.22	0.22	— [4]	(0.09)	—	(0.09)
Year ended 9/30/10	$ 9.28	0.09	1.39	1.48	— [4]	(0.06)	—	(0.06)
International Growth Fund
Year ended 9/30/14	$28.76	(0.02)	(1.24)	(1.26)	— [4]	—	(0.72)	(0.72)
Year ended 9/30/13	$22.44	0.07	6.32	6.39	0.01	(0.08)	—	(0.08)
Year ended 9/30/12	$17.21	0.09	5.14	5.23	— [4]	—	—	—
Year ended 9/30/11	$18.66	— [4]	(1.46)	(1.46)	0.01	—	—	—
Year ended 9/30/10	$13.91	0.02	4.73	4.75	— [4]	—	—	—
International Opportunities Fund
Year ended 9/30/14	$ 2.94	(0.01)	0.33	0.32	— [4]	—	(0.17)	(0.17)
Year ended 9/30/13	$ 2.41	(— )[4]	0.53	0.53	— [4]	—	—	—
Year ended 9/30/12	$ 2.24	— [4]	0.44	0.44	— [4]	—	(0.27)	(0.27)
Year ended 9/30/11	$ 2.57	(0.01)	(0.25)	(0.26)	— [4]	—	(0.07)	(0.07)
Year ended 9/30/10	$ 1.97	(0.01)	0.63	0.62	— [4]	(0.02)	—	(0.02)
Large Cap Value Fund
Year ended 9/30/14	$16.57	0.21	1.49	1.70	— [4]	(0.22)	(5.36)	(5.58)
Year ended 9/30/13	$14.31	0.22	2.37	2.59	— [4]	(0.20)	(0.13)	(0.33)
Year ended 9/30/12	$11.85	0.20	2.46	2.66	— [4]	(0.20)	—	(0.20)
Year ended 9/30/11	$12.64	0.17	(0.79)	(0.62)	— [4]	(0.17)	—	(0.17)
Year ended 9/30/10	$11.97	0.17	0.67	0.84	— [4]	(0.17)	—	(0.17)
See Notes to Financial Highlights

(for a share outstanding throughout each period)

		Ratios to Average Net Assets				Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]	Expenses Before Waivers and Reimbursements (%)[2]	Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000’s)	Portfolio Turnover Rate1 3

$53.46	3.26	1.18 [5]	1.18 [5]	(0.64)	(0.64)	$ 859,086	26%
$52.49	26.76	1.21 [5]	1.21 [5]	(0.39)	(0.39)	$ 924,304	16%
$41.41	26.91	1.23 [5]	1.23 [5]	(0.70)	(0.70)	$ 581,371	28%
$32.63	8.95	1.22	1.22	(0.57)	(0.57)	$ 433,294	27%
$29.95	15.75	1.29 [11]	1.29 [11]	0.02	0.02	$ 418,642	19%

$ 2.73	53.37	1.96 [5]	2.58 [5]	(0.76)	(1.38)	$ 44,150	13%
$ 1.78	(11.88)	1.95 [5]	2.99 [5]	(0.99)	(2.03)	$ 15,938	40%
$ 2.02	11.42	1.95 [5]	3.41 [5]	(0.65)	(2.11)	$ 13,658	17%
$ 1.83	(8.50)	1.95	4.85	(0.07)	(2.97)	$ 10,580	2%

$10.31	7.92	1.69 [5]	1.88 [5]	(0.09)	(0.28)	$ 26,502	59%
$ 9.56	(4.40)	1.69 [5]	2.40 [5]	0.04	(0.67)	$ 29,374	43%

$ 2.74	4.90	1.95 [5]	2.02 [5]	(0.28)	(0.35)	$1,457,882	55%
$ 2.67	0.85	1.95 [5]	2.06 [5]	0.21	0.09	$1,785,681	41%
$ 2.66	23.15	1.95 [5]	2.13 [5]	0.29	0.11	$1,482,265	39%
$ 2.16	(8.85)	1.96	2.19	0.22	(0.01)	$ 774,198	48%
$ 2.37	51.69	2.06 [12]	2.39 [12]	0.82	0.49	$ 446,751	23%

$ 3.32	11.97	2.24 [5]	2.24 [5]	0.79	0.79	$1,324,694	22%
$ 2.97	22.88	2.25 [5]	2.43 [5]	0.81	0.63	$ 730,694	13%
$ 2.41	20.50	2.25 [5]	3.64 [5]	1.31	(0.08)	$ 33,045	5%

$ 4.28	3.94	1.78 [5]	1.78 [5]	(0.83)	(0.83)	$ 192,664	42%
$ 4.58	24.23	1.80 [5]	1.80 [5]	(0.70)	(0.70)	$ 220,460	43%
$ 4.15	26.69	1.84 [5]	1.84 [5]	(0.61)	(0.61)	$ 153,582	38%
$ 3.68	(4.21)	1.94	1.94	(0.41)	(0.41)	$ 199,855	59%
$ 3.97	20.41	2.25 [12]	2.33 [12]	(0.73)	(0.81)	$ 234,904	23%

$15.61	7.21	0.95 [5]	0.95 [5]	(0.52) [15]	(0.52)[15]	$ 119,469	15%
$14.91	21.67	0.95 [5]	0.99 [5]	0.15	0.11	$ 120,871	19%
$12.80	19.76	0.95 [5]	1.03 [5]	(0.28)	(0.37)	$ 111,952	26%
$10.83	2.01	0.95	1.04	(0.02)	(0.11)	$ 72,561	35%
$10.70	16.06	0.96 [11]	1.11 [11]	0.81	0.66	$ 78,274	36%

$26.78	(4.53)	1.46 [5]	1.46 [5]	(0.06)	(0.06)	$1,421,086	42%
$28.76	28.63	1.49 [5]	1.49 [5]	0.25	0.25	$1,326,931	44%
$22.44	30.39	1.57 [6]	1.57 [6]	0.51	0.51	$ 434,824	44%
$17.21	(7.77)	1.66	1.66	(0.01)	(0.01)	$ 281,481	70%
$18.66	34.15	1.86 [12]	1.86 [12]	0.10	0.10	$ 285,446	44%

$ 3.09	11.53	2.25 [5]	2.41 [5]	(0.40)	(0.56)	$ 339,659	38%
$ 2.94	21.99	2.25 [5]	2.42 [5]	(0.03)	(0.20)	$ 278,216	49%
$ 2.41	22.33	2.25 [6]	2.48 [6]	(0.16)	(0.39)	$ 194,563	41%
$ 2.24	(10.49)	2.25	2.55	(0.58)	(0.88)	$ 151,569	108%
$ 2.57	31.71	2.26 [11]	2.62 [11]	(0.60)	(0.96)	$ 152,178	51%

$12.69	11.78	1.11 5 11	1.12 5 11	1.38	1.37	$ 409,169	53%
$16.57	18.40	1.10 [5]	1.16 [5]	1.27	1.21	$ 786,910	47%
$14.31	22.50	1.10 [5]	1.15 [5]	1.42	1.37	$1,298,365	14%
$11.85	(5.08)	1.10	1.11	1.24	1.23	$1,546,471	26%
$12.64	7.07	1.11 [11]	1.14 [11]	1.36	1.33	$1,621,113	17%

Wasatch Funds — Financial Highlights

		Income (Loss) from Investment Operations				Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Long/Short Fund
Year ended 9/30/14	$15.82	0.17	0.65	0.82	— [4]	—	(0.35)	(0.35)
Year ended 9/30/13	$13.66	(0.04)	2.23	2.19	— [4]	—	(0.03)	(0.03)
Year ended 9/30/12	$11.85	(0.02)	1.83	1.81	— [4]	—	—	—
Year ended 9/30/11	$11.74	(0.04)	0.16	0.12	— [4]	(0.01)	—	(0.01)
Year ended 9/30/10	$11.13	(0.01)	0.62	0.61	— [4]	— [4]	—	— [4]
Micro Cap Fund
Year ended 9/30/14	$ 7.42	(0.14)	0.08	(0.06)	— [4]	—	—	—
Year ended 9/30/13	$ 5.71	(0.10)	1.81	1.71	— [4]	—	—	—
Year ended 9/30/12	$ 4.40	(0.09)	1.40	1.31	— [4]	—	—	—
Year ended 9/30/11	$ 4.44	(0.06)	0.02	(0.04)	— [4]	—	—	—
Year ended 9/30/10	$ 3.89	(0.05)	0.60	0.55	— [4]	—	—	—
Micro Cap Value Fund
Year ended 9/30/14	$ 3.45	(0.04)	0.18	0.14	— [4]	—	(0.57)	(0.57)
Year ended 9/30/13	$ 2.85	(0.03)	0.91	0.88	— [4]	—	(0.28)	(0.28)
Year ended 9/30/12	$ 2.24	(0.04)	0.65	0.61	— [4]	—	—	—
Year ended 9/30/11	$ 2.38	(0.04)	(0.10)	(0.14)	— [4]	—	—	—
Year ended 9/30/10	$ 2.11	(0.02)	0.30	0.28	— [4]	(0.01)	—	(0.01)
Small Cap Growth Fund
Year ended 9/30/14	$51.31	(0.41)	1.03	0.62	— [4]	—	(1.68)	(1.68)
Year ended 9/30/13	$43.82	(0.15)	10.53	10.38	— [4]	—	(2.89)	(2.89)
Year ended 9/30/12	$35.37	(0.29)	10.40	10.11	— [4]	—	(1.66)	(1.66)
Year ended 9/30/11	$34.24	(0.13)	1.26	1.13	— [4]	—	—	—
Year ended 9/30/10	$28.59	(0.22)	5.87	5.65	— [4]	—	—	—
Small Cap Value Fund
Year ended 9/30/14	$ 5.12	(0.02)	0.59	0.57	— [4]	—	—	—
Year ended 9/30/13	$ 3.81	(0.01)	1.32	1.31	— [4]	—	—	—
Year ended 9/30/12	$ 3.12	(0.03)	0.72	0.69	— [4]	—	—	—
Year ended 9/30/11	$ 3.08	(0.02)	0.06	0.04	— [4]	—	—	—
Year ended 9/30/10	$ 2.75	(0.01)	0.34	0.33	— [4]	—	—	—
Strategic Income Fund
Year ended 9/30/14	$11.08	0.32	1.74	2.06	— [4]	(0.35)	(0.16)	(0.51)
Year ended 9/30/13	$ 9.30	0.33	1.78	2.11	— [4]	(0.33)	—	(0.33)
Year ended 9/30/12	$ 7.57	0.16	1.77	1.93	— [4]	(0.20)	—	(0.20)
Year ended 9/30/11	$ 7.51	0.25	0.06	0.31	— [4]	(0.25)	—	(0.25)
Year ended 9/30/10	$ 6.77	0.31	0.70	1.01	— [4]	(0.27)	—	(0.27)
Ultra Growth Fund
Year ended 9/30/14	$24.57	(0.06)	0.80	0.74	— [4]	—	(1.64)	(1.64)
Year ended 9/30/13	$22.83	(0.15)	4.96	4.81	— [4]	—	(3.07)	(3.07)
Year ended 9/30/12	$20.11	(0.08)	3.98	3.90	— [4]	—	(1.18)	(1.18)
Year ended 9/30/11	$19.80	(0.17)	0.48	0.31	— [4]	—	—	—
Year ended 9/30/10	$15.66	(0.15)	4.29	4.14	— [4]	—	—	—
World Innovators Fund
Year ended 9/30/14	$23.15	(0.24)	0.91	0.67	— [4]	—	(1.20)	(1.20)
Year ended 9/30/13	$18.55	(0.12)	4.72	4.60	— [4]	—	—	—
Year ended 9/30/12	$14.71	(0.12)	3.96	3.84	— [4]	—	—	—
Year ended 9/30/11	$13.65	(0.13)	1.19	1.06	— [4]	—	—	—
Year ended 9/30/10	$11.12	(0.10)	2.65	2.55	— [4]	(0.02)	—	(0.02)
See Notes to Financial Highlights

(for a share outstanding throughout each period)

		Ratios to Average Net Assets				Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]	Expenses Before Waivers and Reimbursements (%)[2]	Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000’s)	Portfolio Turnover Rate[13]

$16.29	5.21	1.53 7 12	1.53 7 12	1.05	1.05	$1,696,707	47%
$15.82	16.09	1.51 [7]	1.51 [7]	(0.22)	(0.22)	$1,479,371	47%
$13.66	15.27	1.51 [7]	1.51 [7]	(0.20)	(0.20)	$1,537,220	71%
$11.85	0.98	1.63 [7]	1.63 [7]	(0.44)	(0.44)	$ 833,298	82%
$11.74	5.52	1.71 7 12	1.71 7 12	0.03	0.03	$ 300,255	60%

$ 7.36	(0.81)	1.97	1.97	(1.67)	(1.67)	$ 293,815	26%
$ 7.42	29.95	2.13 [5]	2.13 [5]	(1.28)	(1.28)	$ 323,175	17%
$ 5.71	29.77	2.14 [5]	2.14 [5]	(1.50)	(1.50)	$ 289,449	25%
$ 4.40	(0.90)	2.14	2.14	(1.05)	(1.05)	$ 253,415	30%
$ 4.44	14.14	2.18 [5]	2.18 [5]	(1.10)	(1.10)	$ 283,551	34%

$ 3.02	3.26	2.03 [5]	2.09 [5]	(1.31)	(1.37)	$ 158,800	71%
$ 3.45	33.92	2.25 [5]	2.25 [5]	(0.92)	(0.92)	$ 166,487	66%
$ 2.85	27.23	2.25 [5]	2.31 [5]	(1.27)	(1.33)	$ 138,299	78%
$ 2.24	(5.88)	2.25	2.28	(1.21)	(1.24)	$ 142,795	94%
$ 2.38	13.26	2.26 [11]	2.37 [11]	(1.32)	(1.43)	$ 185,587	88%

$50.25	1.09	1.21 [5]	1.21 [5]	(0.75)	(0.75)	$2,219,638	23%
$51.31	25.34	1.23 [5]	1.23 [5]	(0.42)	(0.42)	$2,487,031	10%
$43.82	29.41	1.24 [5]	1.24 [5]	(0.73)	(0.73)	$1,824,781	20%
$35.37	3.30	1.23	1.23	(0.32)	(0.32)	$1,297,982	23%
$34.24	19.76	1.27 [11]	1.27 [11]	(0.74)	(0.74)	$1,110,087	17%

$ 5.69	11.13	1.20 [5]	1.20 [5]	(0.52)	(0.52)	$ 265,521	50%
$ 5.12	34.38	1.26 [5]	1.27 [5]	(0.21)	(0.22)	$ 201,581	40%
$ 3.81	22.12	1.46 [5]	1.46 [5]	(0.73)	(0.73)	$ 166,330	55%
$ 3.12	1.30	1.78	1.78	(0.65)	(0.65)	$ 169,401	46%
$ 3.08	12.00	1.85 [11]	1.85 [11]	(0.23)	(0.23)	$ 211,571	62%

$12.63	18.94	0.95 [5]	0.96 [5]	2.59	2.58	$ 94,958	69%
$11.08	23.01	0.95 [5]	1.06 [5]	3.16	3.05	$ 66,579	54%
$ 9.30	25.61	0.95 [5]	1.14 [5]	1.74	1.55	$ 44,635	57%
$ 7.57	3.94	0.95	1.21	2.99	2.73	$ 24,057	62%
$ 7.51	15.18	0.99 7 12	1.33 7 12	4.35	4.01	$ 19,517	73%

$23.67	2.66	1.26 [5]	1.26 [5]	(1.00)	(1.00)	$ 102,834	38%
$24.57	24.52	1.29 [5]	1.29 [5]	(0.64)	(0.64)	$ 151,697	25%
$22.83	20.13	1.32 [5]	1.32 [5]	(0.35)	(0.35)	$ 143,259	43%
$20.11	1.57	1.42	1.42	(0.51)	(0.51)	$ 134,203	60%
$19.80	26.44	1.68 [11]	1.68 [11]	(1.14)	(1.14)	$ 178,566	45%

$22.62	2.69	1.73 [5]	1.73 [5]	(0.89)	(0.89)	$ 253,311	111%
$23.15	24.80	1.77 [5]	1.79 [5]	(0.84)	(0.86)	$ 266,911	84%
$18.55	26.10	1.85 [5]	1.85 [5]	(0.99)	(0.99)	$ 167,934	66%
$14.71	7.77	1.95	1.95	(0.84)	(0.84)	$ 72,493	85%
$13.65	22.91	1.96 [11]	2.05 [11]	(0.74)	(0.83)	$ 65,767	74%

Wasatch Funds — Financial Highlights

		Income (Loss) from Investment Operations				Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Income Fund
Year ended 9/30/14	$10.13	0.17	0.02	0.19	— [4]	(0.17)	—	(0.17)
Year ended 9/30/13	$10.44	0.17	(0.31)	(0.14)	—	(0.17)	—	(0.17)
Year ended 9/30/12	$10.32	0.20	0.12	0.32	— [4]	(0.20)	—	(0.20)
Year ended 9/30/11	$10.34	0.25	(0.02)	0.23	— [4]	(0.25)	—	(0.25)
Year ended 9/30/10	$10.04	0.29	0.30	0.59	— [4]	(0.29)	—	(0.29)
U.S. Treasury Fund
Year ended 9/30/14	$15.33	0.45	1.75	2.20	— [4]	(0.45)	—	(0.45)
Year ended 9/30/13	$18.75	0.44	(3.08)	(2.64)	0.01	(0.44)	(0.35)	(0.79)
Year ended 9/30/12	$18.75	0.42	0.77	1.19	0.01	(0.42)	(0.78)	(1.20)
Year ended 9/30/11	$17.17	0.52	2.63	3.15	0.02	(0.52)	(1.07)	(1.59)
Year ended 9/30/10	$16.29	0.54	1.35	1.89	0.01	(0.54)	(0.48)	(1.02)
See Notes to Financial Highlights

(for a share outstanding throughout each period)

		Ratios to Average Net Assets				Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]	Expenses Before Waivers and Reimbursements (%)[2]	Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000’s)	Portfolio Turnover Rate<sup>1 </sup>[3]

$10.15	1.91	0.70 [5]	0.70 [5]	1.66	1.66	$116,752	13%
$10.13	(1.34)	0.71	0.71	1.67	1.67	$130,285	35%
$10.44	3.16	0.70 [5]	0.70 [5]	1.97	1.97	$139,186	48%
$10.32	2.26	0.71	0.71	2.42	2.42	$135,617	43%
$10.34	5.95	0.72 [12]	0.73 [12]	2.87	2.86	$138,095	51%

$17.08	14.54	0.70 [5]	0.70 [5]	2.77	2.77	$224,664	28%
$15.33	(14.43)	0.71 [5]	0.71 [5]	2.46	2.46	$193,231	34%
$18.75	6.66	0.72 [5]	0.72 [5]	2.33	2.33	$271,495	13%
$18.75	22.06	0.75	0.76	3.44	3.43	$187,368	44%
$17.17	12.65	0.75 [12]	0.78 [12]	3.56	3.53	$200,855	49%

Wasatch Funds — Notes to Financial Highlights
January 31, 2015

[1]	Not annualized for periods less than one year.
[2]	Annualized for periods less than one year.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[4]	Represents amounts less than $.005 per share.
[5]	Includes interest expense of less than 0.01%.
[6]	Includes interest expenses of 0.01%.
[7]	Includes interest expense and dividend payments for securities sold short. The ratios excluding such expenses are listed below:

	Expenses Net of Waivers and Reimbursements[2]	Expenses Before Waivers and Reimbursements[2]
Long/Short Fund — Investor Class
Year ended 9/30/14	1.27%	1.27%
Year ended 9/30/13	1.28%	1.28%
Year ended 9/30/12	1.27%	1.27%
Year ended 9/30/11	1.30%	1.30%
Year ended 9/30/10	1.34% [12]	1.34% [12]
Long/Short Fund — Institutional Class
Year ended 9/30/14	1.16%	1.16%
Period ended 9/30/13[14]	1.17%	1.18%
Strategic Income Fund
Year ended 9/30/10	0.95% [12]	1.29% [12]
[8]	Institutional class inception date was January 31, 2012.
[9]	Fund inception date was January 31, 2012.
[10]	Fund inception date was April 26, 2011.
[11]	Includes extraordinary expenses of 0.01%.
[12]	Includes extraordinary expenses of less than 0.01%.
[13]	Fund inception date was December 13, 2012.
[14]	Institutional class inception date was December 13, 2012.
[15]	Investment Income per share reflects a large, special dividend which amounted to $0.04 per share. Excluding this special dividend, the ratio of net investment income (loss) to average net assets would have been (0.79)%.

Wasatch Funds — Privacy Policy
January 31, 2015

The personal information we collect or disclose is handled with the utmost respect for your privacy and is motivated by our desire to serve you better.

•	We will not disclose your personal information to anyone unless it is necessary to provide you with our services, at your direction, or required by law.
•	We do not allow individuals or companies that provide services to Wasatch Funds to use your personal information for their own marketing purposes.
•	We maintain contracts with individuals or companies providing services to Wasatch Funds’ shareholders that require them to protect the confidentiality of your personal information.
•	We afford the same protection of personal information to prospective and former shareholders that we do to current shareholders.
•	We consider all the information we have about you to be confidential, including the fact that you are a Wasatch Funds shareholder (unless you tell us otherwise).
•	We restrict access to your personal information to employees who service your accounts.
•	We maintain physical, electronic and procedural safeguards that comply with federal standards for maintaining the confidentiality of your information.
Information We May Collect
Most of the personal information we collect comes directly from you. The ways we gather it may include:

•	Account applications. When you open an account the information we collect may include your name, address, phone number, email address and social security number.
•	Transactions. To manage your account and provide information to you such as account statements, we maintain current and historical records of each of your transactions and accounts with Wasatch Funds.
•	Website. We collect some information on our website through the use of “cookies.” For example, we may identify the web pages your browser requests or visits. On the website, we can only identify you if you choose to identify yourself, for example, if you open an account or make transactions online. For more information please read our online privacy policy at www.WasatchFunds.com.
Information We May Disclose
We disclose information about current and former shareholders to parties outside of Wasatch for the following purposes:

•	To service your account and process your transactions. For example, the transfer agent collects and stores account and transaction data.
•	To do as you request. For example, you may direct us to send your statements and confirmations to a third party.
•	To print and mail materials to you. Companies that provide printing and mailing services are prohibited from using your information in any way other than the purpose for which it was provided.
•	To comply with laws or regulations. We may disclose or report personal information as required by law, for example, to respond to a subpoena, court order or regulatory demand made by the proper authorities.
•	To the extent permitted by law. For example, the law permits us to respond to a request for information from a consumer reporting agency.

Wasatch Funds — Privacy Policy
January 31, 2015

General
This prospectus is for Investor Class shares of the Wasatch Funds. Institutional Class shares are offered under a different prospectus for the Wasatch Core Growth, Wasatch Emerging Markets Select, Wasatch Large Cap Value, Wasatch Long/Short and Wasatch Small Cap Value Funds. No Institutional Class shares are currently offered for the Wasatch Emerging India, Wasatch Emerging Markets Small Cap, Wasatch Frontier Emerging Small Countries, Wasatch Global Opportunities, Wasatch Heritage Growth, Wasatch International Growth, Wasatch International Opportunities, Wasatch Micro Cap, Wasatch Micro Cap Value, Wasatch Small Cap Growth, Wasatch Strategic Income, Wasatch Ultra Growth, Wasatch World Innovators, Wasatch-1st Source Income or Wasatch-Hoisington U.S. Treasury Funds.
You should also review the Institutional Class prospectuses to learn about the different features of Institutional Class shares. For more information about Institutional Class shares and eligibility requirements, contact Wasatch.
If you have any questions about Wasatch Funds or would like more information, please contact Wasatch Funds.
Online
www.WasatchFunds.com
or via email at
shareholderservice@wasatchfunds.com
Telephone
800.551.1700
Shareholder services representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time.
Mail
Wasatch Funds
P.O. Box 2172
Milwaukee, WI 53201-2172

Wasatch Funds
January 31, 2015

Wasatch Funds
January 31, 2015

Wasatch Funds
January 31, 2015

Wasatch Funds
January 31, 2015

WASATCH FUNDS

2015 Prospectus

www.WasatchFunds.com • 800.551.1700

You may obtain a free copy of the Funds’ SAI, annual or semi-annual reports, or quarter-end portfolio holdings on the Funds’ website at www.WasatchFunds.com or by contacting Wasatch at the telephone number listed above. You may make inquiries to the Fund via mail at Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172, via email at shareholderservice@wasatchfunds.com or by calling the telephone number listed above. Shareholder representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time.

The SAI provides more details about the Funds and their policies. The SAI is incorporated into the prospectus by reference and is, therefore, legally part of this prospectus. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. The reports contain discussions of the market conditions and investment strategies that significantly affected the Funds’ performance for the most recent six- or 12-month period, as applicable. You can go to the EDGAR database on the SEC’s website (http://www.sec.gov) to view these and other documents that Wasatch Funds has filed electronically with the SEC. Copies of this information also may be obtained for the cost of duplicating by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-1520 or by electronic request at the following email address: publicinfo@sec.gov. Information about the Funds can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Call the Commission at 202.551.8090 for information.

Investment Company Act File Number: 811-4920

FSC

STATEMENT OF ADDITIONAL INFORMATION

WASATCH FUNDS TRUST

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

Wasatch Core Growth Fund® - Investor Class (WGROX)	Wasatch Large Cap Value Fund® - Investor Class (FMIEX)
Wasatch Emerging India Fund® - Investor Class (WAINX)	Wasatch Long/Short Fund® - Investor Class (FMLSX)
Wasatch Emerging Markets Select Fund™ - Investor Class (WAESX)	Wasatch Micro Cap Fund® - Investor Class (WMICX)
Wasatch Emerging Markets Small Cap Fund® - Investor Class (WAEMX)	Wasatch Micro Cap Value Fund® - Investor Class (WAMVX)
Wasatch Frontier Emerging Small Countries Fund® - Investor Class (WAFMX)	Wasatch Small Cap Growth Fund® - Investor Class (WAAEX)
Wasatch Global Opportunities Fund® - Investor Class (WAGOX)	Wasatch Small Cap Value Fund® - Investor Class (WMCVX)
Wasatch Heritage Growth Fund® - Investor Class (WAHGX)	Wasatch Strategic Income Fund® - Investor Class (WASIX),
Wasatch International Growth Fund® - Investor Class (WAIGX)	Wasatch Ultra Growth Fund® - Investor Class (WAMCX)
Wasatch International Opportunities Fund® - Investor Class (WAIOX)	Wasatch World Innovators Fund® - Investor Class (WAGTX)
Wasatch–1st Source Income Fund® - Investor Class (FMEQX)
Wasatch-Hoisington U.S. Treasury Fund® - Investor Class (WHOSX)

January 31, 2015

WASATCH FUNDS TRUST (“Wasatch Funds” or the “Trust”) is an open-end management investment company issuing shares in 20 separate series or “Funds”, all of which are publicly offered and described herein: the Wasatch Core Growth Fund® (the “Core Growth Fund”), Wasatch Emerging India Fund® (the “Emerging India Fund”), Wasatch Emerging Markets Select Fund® (the “Emerging Markets Select Fund”), Wasatch Emerging Markets Small Cap Fund® (the “Emerging Markets Small Cap Fund”), Wasatch Frontier Emerging Small Countries Fund® (the “Frontier Emerging Small Countries Fund”), Wasatch Global Opportunities Fund™ (the “Global Opportunities Fund”), Wasatch Heritage Growth Fund® (the “Heritage Growth Fund”), Wasatch International Growth Fund® (the “International Growth Fund”), Wasatch International Opportunities Fund® (the “International Opportunities Fund”), Wasatch Large Cap Value Fund® (the “Large Cap Value Fund”), Wasatch Long/Short Fund® (the “Long/Short Fund”), Wasatch Micro Cap Fund® (the “Micro Cap Fund”), Wasatch Micro Cap Value Fund® (the “Micro Cap Value Fund”), Wasatch Small Cap Growth Fund® (the “Small Cap Growth Fund”), Wasatch Small Cap Value Fund® (the “Small Cap Value Fund”), Wasatch Strategic Income Fund® (the “Strategic Income Fund”), Wasatch Ultra Growth Fund® (the “Ultra Growth Fund”), Wasatch World Innovators Fund® (the “World Innovators Fund”), Wasatch–1st Source Income Fund® (the “Income Fund”) and Wasatch-Hoisington U.S. Treasury Fund® (the “U.S. Treasury Fund”).

This Statement of Additional Information (the “SAI”) relates to the Investor Class shares of the Funds. This is not a Prospectus but contains information in addition to, and more detailed than, that set forth in the Prospectus for the Investor Class shares of the Funds and should be read in conjunction with the Prospectus. A Prospectus may be obtained by downloading it from Wasatch Funds’ website at www.WasatchFunds.com or without charge by calling 800.551.1700 or writing to Wasatch Funds at P.O. Box 2172, Milwaukee, Wisconsin 53201-2172. The SAI and the related Prospectus are both dated January 31, 2015. Capitalized terms used herein and not defined have the same meanings as those used in the Prospectus.

The audited financial statements for the Funds appear in each Fund’s annual report for its most recent fiscal year. The financial statements from the foregoing annual report are incorporated herein by reference. Shareholders may obtain a copy of the Annual Report dated September 30, 2014 of the Wasatch Funds, without charge, by calling 800.551.1700 or by downloading it from Wasatch Funds’ website at www.WasatchFunds.com.

P.O. Box 2172 Milwaukee, WI 53201-2172 — www.WasatchFunds.com

Phone: 800.551.1700

Wasatch Funds are distributed by ALPS Distributors, Inc.

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GENERAL INFORMATION AND HISTORY

Wasatch Funds was incorporated under Utah law on November 18, 1986 and reincorporated as a Minnesota corporation in January 1998 and reorganized into a Massachusetts business trust on March 31, 2010. The Core Growth Fund, Small Cap Growth Fund and U.S. Treasury Fund commenced operations on December 6, 1986, the Ultra Growth Fund on August 16, 1992, the Micro Cap Fund on June 19, 1995, the Small Cap Value Fund on December 17, 1997, the World Innovators Fund (formerly the Wasatch Global Science & Technology Fund) on December 19, 2000, the International Growth Fund on June 28, 2002, the Micro Cap Value Fund on July 28, 2003, the Heritage Growth Fund on June 18, 2004, the International Opportunities Fund on January 27, 2005, the Strategic Income Fund on February 1, 2006, the Emerging Markets Small Cap Fund on October 1, 2007, the Global Opportunities Fund on November 17, 2008, the Income Fund (formerly 1st Source Monogram Income Fund), the Large Cap Value Fund (formerly 1st Source Monogram Income Equity Fund) and the Long/Short Fund (formerly 1st Source Monogram Long/Short Fund) on December 15, 2008, the Emerging India Fund on April 26, 2011, the Frontier Emerging Small Countries Fund on January 31, 2012 and the Emerging Markets Select Fund on December 13, 2012.

The Income Fund, Large Cap Value Fund and Long/Short Fund each commenced operations on December 15, 2008, the date of the acquisition of the assets and liabilities of the 1st Source Monogram Income Fund, 1st Source Monogram Income Equity Fund and 1st Source Monogram Long/Short Fund, respectively, (each a “Predecessor Fund” and collectively, the “Predecessor Funds”), each a series of the Coventry Group, a registered investment company. As of the date of the acquisition, all of the holders of issued and outstanding shares of a Predecessor Fund received shares of the applicable Wasatch Fund. With the reorganization, each Fund assumed the financial and performance history of the applicable Predecessor Fund. Effective September 19, 2008, each Predecessor Fund changed its fiscal year end to September 30.

Each Fund is advised by Wasatch Advisors, Inc. (the “Advisor”). The U.S. Treasury Fund is sub-advised by Hoisington Investment Management Company (“HIMCO”). The Income Fund is sub-advised by 1st Source Corporation Investment Advisors, Inc. (“1st Source”). HIMCO and 1st Source are each referred to herein as a “Sub-Advisor” or collectively, the “Sub-Advisors.”

On November 9, 2011, the Trust re-designated the shares of the Funds into the Investor Class shares, and authorized and designated a new Institutional Class of shares in the Funds, effective January 31, 2012. This SAI is for the Investor Class shares of the Funds. Currently, only the Core Growth Fund, the Emerging Markets Select Fund, the Large Cap Value Fund, the Long/Short Fund, and the Small Cap Value Fund offer Institutional Class shares. Institutional Class shares are offered under different prospectuses and SAIs. Information about Institutional Class shares is available online at www.WasatchFunds.com, or by calling Wasatch Funds at 800.551.1700.

Open/Closed Status of Funds. The Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Global Opportunities Fund, Heritage Growth Fund, Income Fund, International Opportunities Fund, Large Cap Value Fund, Long/Short Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund, U.S. Treasury Fund, and World Innovators Fund are each open to investors.

The Frontier Emerging Small Countries Fund, International Growth Fund and Small Cap Growth Fund are each closed to new investors with the exception of: (1) investors who purchase shares directly from Wasatch Funds; (2) clients of all investment advisors with discretionary investment allocation programs where such advisors and programs had investments in the Fund prior to the Fund’s closing date; and (3) retirement plans and their participants where such plans had investments in the Fund prior to the Fund’s closing date. The Emerging Markets Small Cap Fund is closed to new investors with the exception of: (1) clients of certain investment advisors with discretionary investment allocation programs where such advisors and programs had investments in the Fund prior to the Fund’s closing date; and (2) retirement plans and their participants where such plans had investments in the Fund prior to the Fund’s closing date.

FUND INVESTMENTS

Wasatch Funds is a registered open-end management investment company currently offering 20 separate Funds. The Core Growth Fund, Emerging India Fund, Emerging Markets Small Cap Fund, Global Opportunities Fund, Heritage Growth Fund, Income Fund,

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International Growth Fund, International Opportunities Fund, Large Cap Value Fund, Long/Short Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund, U.S. Treasury Fund, and World Innovators Fund are each diversified funds.

The Emerging Markets Select Fund and Frontier Emerging Small Countries Fund are each non-diversified funds, which means that each is permitted to invest its assets in a more limited number of issuers than other diversified investment companies. Each Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify (i) not more than 25% of the total value of each Fund’s assets may be invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers controlled by each of the Funds, which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar, or related trades or businesses, and (ii) with respect to 50% of the total value of each Fund’s assets (a) not more than 5% of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) and (b) each Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

The Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, Heritage Growth Fund, International Growth Fund, International Opportunities Fund, Large Cap Value Fund, Long/Short Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund and World Innovators Fund are each referred to as an equity fund (each, an “Equity Fund,” and collectively, the “Equity Funds”).

The Prospectus has a description concerning the investment objectives and policies of each of the Funds. The investment policies of the Funds, unless specifically designated as fundamental, are non-fundamental policies and may be changed by the Board of Trustees of the Trust (the “Board” or the “Board of Trustees”) without the authorization of the Fund’s shareholders. There can be no assurance that any Fund will achieve its objective or goal.

Fund Names and Investment Policies. The Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Large Cap Value Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund and U.S. Treasury Fund each have names that suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without a vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.

INVESTMENT STRATEGIES AND RISKS

Each of the Funds’ principal investment strategies and the risks associated with those strategies are described in the Prospectus. The following section describes in greater detail than the Prospectus, the Funds’ investment strategies and the associated risks. Unless noted otherwise, the investment strategies and risks described in this section are non-principal.

Borrowing to Purchase Securities (Leveraging). The Equity Funds and Income Fund may use leverage, that is, borrow money to purchase securities. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the borrowing costs (including interest), the net asset value (“NAV”) of a Fund will rise. On the other hand, if the investment gains fail to cover the borrowing costs or if there are losses, the NAV of a Fund will decrease.

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The 1940 Act requires borrowings to have 300% net asset coverage, which means, in effect, that each Fund would be permitted to borrow up to an amount equal to one-third of the value of its total assets. If a Fund fails to meet this asset coverage test for any reason including adverse market conditions, it will be required to reduce borrowings within three business days to the extent necessary to meet the test. This requirement may make it necessary to sell a portion of a Fund’s securities at a time when it is disadvantageous to do so. The amount a Fund can borrow may also be limited by applicable margin limitations of the Federal Reserve Board. Briefly, these provide that banks subject to the Federal Reserve Act may not make loans for the purpose of buying or carrying margin stocks if the loan is secured directly or indirectly by a margin stock, to the extent that the loan is greater than the maximum loan value of the collateral securing the loan.

Despite the potential risks of leveraging, the Advisor and 1st Source believe there may be times when it may be advantageous to the applicable Funds to borrow to make investments. For example, when a portfolio manager perceives unusual opportunities in the market or in a particular sector, the portfolio manager may want to be more than 100% invested. Borrowing may also be considered when stock prices and trading volume are not favorable for securities a portfolio manager wants to sell, but stock prices and trading volume are favorable for securities the portfolio manager wants to buy. In these situations, which arise infrequently, borrowing may allow a portfolio manager to take advantage of favorable opportunities to purchase desired securities without having to sell securities at unfavorable prices.

Convertible Securities. The Equity Funds and Income Fund may invest in convertible securities. These are generally bonds or preferred stocks that are convertible into a corporation’s common stock. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and therefore generally entail less risk of loss of principal than the corporation’s common stock.

In selecting convertible securities for the Funds, the Advisor or 1st Source, as applicable, will consider, among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund’s portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund. Convertible securities may have mandatory sinking fund provisions prior to maturity, a negative feature when interest rates decline.

Refer to Appendix A for a description of preferred stock and long- and short-term debt ratings.

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Corporate Bonds. Investing in corporate bonds is a principal strategy for the Strategic Income Fund and the Income Fund. The Funds may invest in corporate bonds that are rated, at the time of purchase, in the four highest categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service, Inc., a division of McGraw-Hill Companies, Inc. (“S&P”), or other nationally recognized statistical rating organizations (“NRSRO”) or unrated securities deemed by the Advisor or Sub-Advisor, as applicable, to be of comparable quality. These high rated bonds are also known as “investment grade debt securities.” The Equity Funds (other than the Large Cap Value Fund) may also invest in corporate bonds that are lower rated (Moody’s Ba or lower or S&P BB or lower). Similarly, the Income Fund may also invest up to 10% of its net assets in corporate bonds that are lower rated (Moody’s Ba or lower or S&P BB or lower). These lower rated bonds are also known as “non-investment grade debt securities” or “junk bonds.” See Appendix A for a description of ratings on investment grade and non-investment grade debt securities.

Derivatives. Investing in derivatives is a principal strategy of the Strategic Income Fund and the Income Fund. All Equity Funds may use derivatives, such as futures, options, options on futures, and forward foreign currency exchange contracts. A derivative is a financial contract whose value is based on (or “derived from”) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment based on the change in one or more securities, currencies, indices or other assets. The Equity Funds and Income Fund may use derivatives for hedging purposes, including to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund’s portfolio resulting from securities markets, currency exchange rate or interest rate fluctuations (i.e., to hedge); protect the Fund’s unrealized gains reflected in the value of its portfolio securities; facilitate the sale of such securities for investment purposes; and as a substitute for buying or selling securities, securities indices or currencies. The Equity Funds (other than the Large Cap Value Fund and the Long/Short Fund) may also use derivatives for non-hedging (speculative) purposes including to enhance a Fund’s returns. An Equity Fund and the Income Fund may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables, including market conditions.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. These risks are heightened when the management team uses derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. In addition, certain derivatives have the potential for unlimited losses regardless of the size of the initial investment. Derivatives also involve the risk of mispricing or improper valuations (particularly, for non-standardized contracts) and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices. Derivatives may also be less liquid and may be difficult or impossible to sell or terminate at a desirable time or price. Derivatives may also involve credit risk which is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter (“OTC”) derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. Use of derivatives may also increase the amount and affect the timing and character of taxes payable by shareholders. The Fund may lose money on derivatives or may not fully benefit on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. A Fund’s ability to benefit from derivatives is largely dependent on the Advisor’s or Sub-Advisor’s ability to use such strategies successfully. For more information about the various types of derivatives, see the sections in this SAI discussing such securities including Futures Contracts; Put and Call Options and Options and Futures Relating to Foreign Currencies.

Futures Contracts. The Equity Funds and the Income Fund may enter into futures contracts. Futures contracts are standardized, exchange-traded contracts that require delivery of the underlying financial instrument (such as a bond, currency or stock index) at a specified price, on a specified future date. The buyer of the futures contract agrees to buy the underlying financial instruments from the seller at a fixed purchase price upon the expiration of the contract. The seller of the futures contract agrees to sell the underlying financial instrument to the buyer at expiration at the fixed sales price. In most cases, delivery never takes place. Instead, both the buyer and the seller, acting independently of each other, usually liquidate their positions before the contract expires; the buyer sells futures and the seller buys futures.

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The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures may be used for hedging (i.e., to protect against adverse future price movements in a Fund’s portfolio securities, or in securities a Fund intends to purchase). For example, if the portfolio manager thinks that the stock market might decline, the portfolio manager could sell stock index futures to safeguard a Fund’s portfolio. If the market declines as anticipated, the value of stocks in a Fund’s portfolio would decrease, but the value of a Fund’s futures contracts would increase. The Equity Funds (other than the Large Cap Value Fund and the Long/Short Fund) may also use futures contracts to speculate on the market. For example, the portfolio manager might buy stock index futures on the expectation that the value of a particular index will rise, even though the stocks comprising the index are unrelated to stocks held or intended to be purchased by a Fund. Using futures for speculation, however, involves significant risk since futures contracts are highly leveraged instruments. When a portfolio manager enters into a futures contract, the manager needs to put up only a small fraction of the value of the underlying contract as collateral, yet gains or losses will be based on the full value of the contract.

The use of futures contracts would expose the Equity Funds and the Income Fund to additional investment risks and transaction costs. Risks include: the risk that securities prices will not move in the direction that the Advisor or Sub-Advisor anticipates; an imperfect correlation between the price of the futures contract and movements in the prices of any securities being hedged; the possible absence of a liquid secondary market for any particular futures contract and possible exchange-imposed price fluctuation limits; and leverage risk, which is the risk that adverse price movements in a futures contract can result in a loss substantially greater than a Fund’s initial investment in that contract. A relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the Fund.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (FCM), when the contract (or written options thereon) is entered into. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the investment limitations of the Equity Funds and the Income Fund. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to a return of the margin owed only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the respective Fund. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in a substantial loss (or gain), to an investor.

Options and Futures Relating to Foreign Currencies. The Equity Funds may engage in options and futures transactions related to foreign currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency. The purchaser of a currency put obtains the right to sell the underlying currency.

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The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Equity Funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease exposure to different foreign currencies. The Equity Funds may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Equity Funds’ investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Equity Funds against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Equity Funds’ foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Equity Funds’ investments exactly over time.

Asset Coverage for Futures and Options Positions. The Equity Funds and the Income Fund will comply with guidelines established by the Securities and Exchange Commission (the “SEC”) with respect to coverage of options and futures strategies by mutual funds, and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Equity Funds’ assets could impede portfolio management or the Equity Funds’ ability to meet redemption requests or other current obligations.

Limitations on Futures and Commodity Options Transactions. The Equity Funds and the Income Fund have filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association and are therefore not subject to registration or regulation as a pool operator under the Commodity Exchange Act. Such Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act.

The Funds’ investments in futures contracts, commodity options and swaps, and the Funds’ policies regarding futures contracts, options and swaps discussed elsewhere in this SAI may be changed as regulatory agencies permit. With respect to positions in commodity futures, commodity options contracts or swaps which do not come within the meaning and intent of bona fide hedging in the Commodity Futures Trading Commission (“CFTC”) rules, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the qualifying entity’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined by CFTC Rule 190.01(x) may be excluded in computing such 5%.

The aggregate net notional value of commodity futures, commodity options contracts or swap positions not used solely for bona fide hedging within the meaning of the applicable CFTC Rules and determined at the time the most recent position was established, does not exceed 100% of the liquidation value of the pool’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions the Funds have entered into.

On February 8, 2012, the CFTC adopted certain regulatory changes that will subject a mutual fund to regulation by the CFTC if the fund invests more than a prescribed level of its liquidation value in futures and certain other instruments, or if the fund markets itself as providing investment exposure to such instruments. As a result, the Funds may be subject to CFTC registration requirements, and a Fund’s disclosure and operations would need to comply with all applicable regulations governing commodity pools. The Funds’ Advisor may also be subject to CFTC regulation if a Fund is deemed to be a commodity pool. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions in the future, the Funds would comply with such new restrictions.

Put and Call Options. The Equity Funds and the Income Fund may purchase and write put and call options. Such options may relate to particular securities, indices or futures contracts, may or may not be listed on a domestic or non-U.S. securities exchange and may or may not be issued by the Options Clearing Corporation. A put option gives the purchaser the right to sell a security or other

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instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. The Equity Funds and the Income Fund may use put and call options for a variety of purposes. For example, if the portfolio manager wishes to hedge a security owned by a Fund against a decline in price, the portfolio manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the portfolio manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the portfolio manager intends to purchase a security at some date in the future, the portfolio manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes for the Equity Funds (other than the Long/Short Fund and the Large Cap Value Fund). For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased.

Purchasing Put and Call Options. The Equity Funds and the Income Fund may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire, by exercising the option or if able, by selling the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if a security’s price falls substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the security’s price falls. At the same time, the buyer can expect to suffer a loss if the security’s price does not rise sufficiently to offset the cost of the option.

Each Fund will not invest more than 10% of the value of its net assets in purchased options.

Writing Put and Call Options. The Equity Funds and the Income Fund may write (i.e., sell) put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund would be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in put options it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for put options the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If the underlying security’s price rises, however, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

If the security’s price remains the same over time, it is likely that the put writer will also profit, because it should be able to close out the option at a lower price. If the security’s price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

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Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in the security’s price increase.

The Funds will write only “covered” put and call options.

A call option written by a Fund is “covered” if the Fund: (a) owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio; or (b) meets the asset coverage requirements described under “Asset Coverage for Futures and Options Positions” above.

A put option written by a Fund is “covered” if the Fund: (a) holds a put on the same security having the same principal amount as the put option it has written and the exercise price of the put held is equal to or greater than the exercise price of the put written; or (b) meets the asset coverage requirements described under “Asset Coverage for Futures and Options Positions” above.

If options are “covered” by the Fund meeting the asset coverage requirements, the Fund’s economic exposure is not limited as it would be if the options are “covered” as described in paragraphs (a) above.

OTC Options. The Equity Funds and the Income Fund may engage in OTC options transactions. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor options to its needs, OTC options generally involve greater credit and default risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Additional Risks of Options and Futures Contracts.

Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions, such as futures and options. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of futures and options depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund.

Lack of Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly. The Equity Funds and the Income Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involve a risk that the respective Fund’s options or futures positions will not track the performance of the Fund’s other investments.

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Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect a security’s price the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Equity Funds and Income Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the respective Fund to enter into new positions or close out existing positions. In addition, if unable to close a future position, in the event of adverse price movements, a Fund would be required to make daily cash payments in order to maintain its required margin. In such situation, if a Fund has insufficient cash, it may have to sell other portfolio securities at an inopportune time to meet daily margin requirements. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the applicable Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover options or futures positions could also be impaired.

Equity-Linked Instruments. The Equity Funds may invest in equity linked instruments, including participatory notes. Such instruments are used by investors to obtain exposure to an equity investment, including common stocks and warrants, in a local market where direct ownership is not permitted. In countries where direct ownership by a foreign investor is not allowed by local law (e.g., Saudi Arabia), an investor may gain exposure to the market through an equity-linked instrument, (e.g., a participatory note), which derives its value from a basket of underlying equity securities. Such instruments are intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have had the invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.

In addition to otherwise providing access to otherwise closed markets, equity-linked instruments can also act as a less expensive alternative to direct investment in markets where foreign ownership is permitted by reducing registration and transaction costs. It should not be assumed that equity-linked instruments will lessen the liquidity risks of a Fund.

Equity-linked instruments are generally structured and sold by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market. Pursuant to the terms of the instrument created, the Fund may tender the instrument for cash payment in an amount that reflects the current market value of the underlying investments, less program expenses, such as trading costs, taxes and duties. The instruments represent unsecured, unsubordinated contractual rights of the issuer. They do not typically confer any right, title or interest in respect to the underlying equity securities or provide rights against the issuer of the underlying securities.

The purchase of equity-linked instruments involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities. The Fund is subject to the risk that the issuer of the instrument (i.e., the issuing bank or broker-dealer) is unable or refuses to perform under the terms of the instrument, also known as counter-party risk. While the holder of such instrument is entitled to receive from the issuer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Equity-linked instruments are also not traded on exchanges, are privately issued, and may be illiquid. There can be no assurance that the trading price or value of the instrument will equal the value of the underlying value of the equity securities to which they are linked.

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Exchange-Traded Funds (“ETFs”). Investing in ETFs is a principal strategy of the Strategic Income Fund. All Equity Funds and the Income Fund may invest in ETFs. ETFs are investment companies, the shares of which are bought and sold on a securities exchange. The securities of an ETF are redeemable only in larger aggregation of a specified number of shares and generally on an in-kind basis. Generally, certain ETFs may represent a portfolio of securities designed to track the composition and/or performance of specific indexes or portfolio of specific indexes, while other ETFs may be actively managed that do not track an index (generally referred to as actively-managed ETFs). The market prices of ETF investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which its shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include: SPDRs®, Select Sector SPDRs®, DIAMONDSSM, NASDAQ 100 Shares and iShares.

There are many reasons a Fund would purchase an ETF. For example, a Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. market or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which the ETF invests and the investment strategies of the ETF. However, lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. In addition, ETFs have operating expenses, including management fees that increase their costs versus the costs of owning the underlying securities directly. The Funds may purchase ETFs to the extent permitted by the 1940 Act, rules thereunder or as described below, to the extent permitted by exemptive orders granted to the various ETFs by the SEC. (See also the description of “Securities of Other Investment Companies”).

Foreign Currency Transactions. The Equity Funds and the Income Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets primarily for the purpose of effecting foreign securities transactions. Because each foreign security transaction involves a foreign currency transaction, if investments in foreign securities are a principal investment strategy of a Fund, then foreign currency transactions will likewise be a principal strategy of the Fund. Currency conversion may involve dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded on an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The Equity Funds and the Income Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Equity Funds.

In connection with purchases and sales of securities denominated in foreign currencies, the Equity Funds and the Income Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Advisor with respect to the Equity Funds and 1st Source with respect to the Income Fund expect to enter into settlement hedges in the normal course of managing the respective Fund’s foreign investments. The Equity Funds and the Income Fund could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Advisor or 1st Source.

The Equity Funds and the Income Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Funds owned securities denominated in pounds sterling, they could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Funds could also hedge the position by selling another currency expected to perform similarly to the pound sterling—for

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example, by entering into a forward contract to sell European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover forward currency contracts.

Successful use of forward currency contracts will depend on the Advisor’s or 1st Source’s, as applicable, skill in analyzing and predicting currency values. Forward contracts may substantially change the respective Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Advisor or 1st Source anticipates. For example, if a currency’s value rose at a time when the Advisor or 1st Source had hedged the Equity Funds or the Income Fund, respectively, by selling that currency in exchange for U.S. dollars, the Funds would be unable to participate in the currency’s appreciation. If the Advisor or 1st Source hedges currency exposure through proxy hedges, the Funds could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Advisor increases the applicable Fund’s exposure to a foreign currency, and that currency’s value declines, the Funds will realize a loss. There is no assurance that the Advisor’s or 1st Source’s use of forward currency contracts will be advantageous to the Equity Funds or the Income Fund or that it will hedge at an appropriate time. The policies related to foreign currency transactions described in this section are non-fundamental policies of the Equity Funds and the Income Fund.

Foreign Securities. The Large Cap Value Fund, the Long/Short Fund and the Income Fund may invest in foreign securities (whether issued by foreign companies directly or through sponsored and unsponsored American Depositary Receipts or Global Depositary Receipts) and investing in foreign securities is a non-principal strategy of those Funds. Investing in foreign securities is a principal strategy of the Core Growth Fund, the Emerging India Fund, the Emerging Markets Select Fund, the Emerging Markets Small Cap Fund, the Frontier Emerging Small Countries Fund, the Global Opportunities Fund, the Heritage Growth Fund, the International Growth Fund, the International Opportunities Fund, the Micro Cap Fund, the Micro Cap Value Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the Strategic Income Fund, the Ultra Growth Fund and the World Innovators Fund. The Core Growth Fund, Heritage Growth Fund, Small Cap Growth Fund and Small Cap Value Fund may invest up to 20% of their respective total assets at the time of purchase in securities issued by foreign companies. The Micro Cap Fund, Micro Cap Value Fund and Ultra Growth Fund may invest up to 30% of their respective total assets at the time of purchase in securities issued by foreign companies. Under normal market conditions, the Global Opportunities Fund’s assets (up to 80% under normal market conditions) will be invested outside of the United States. Under normal market conditions, the Advisor expects a significant portion of the World Innovators Fund’s assets will be invested in securities of companies that have significant non-U.S. economic risk exposure. The Advisor will consider a company to have significant non-U.S. economic risk exposure if, at the time of purchase, it has at least 50% of its assets outside the U.S., or if at least 50% of its revenues or profits are from goods produced or sold, investments made, or services performed outside the U.S. The Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, International Growth Fund, International Opportunities Fund and Strategic Income Fund may invest in securities issued by foreign companies without limitation. Securities issued by foreign companies incorporated outside of the United States, but whose securities are publicly traded in the United States, directly or through sponsored and unsponsored American Depositary Receipts or Global Depositary Receipts are not defined as “Foreign Companies” and are not, therefore, subject to limitations on investments in foreign securities, if applicable. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments.

Additional Risks of Foreign Securities.

Foreign Securities Markets. Trading volume on foreign country and, in particular, emerging and frontier market stock exchanges is substantially less than that on the New York Stock Exchange (“NYSE”). Further, securities of some foreign and, in particular, emerging and frontier market companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. The Funds endeavor to achieve the most favorable net

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results on their portfolio transactions and may be able to purchase securities on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers, custodians and listed companies may be subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary three day settlement time for U.S. securities.

Companies in foreign countries are not generally subject to the same accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

Currency Risk. The value of the assets of a Fund, as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency relative to the U.S. dollar may cause a corresponding change in the dollar value of a Fund’s assets that are denominated or traded in that country. In addition, a Fund may incur costs in connection with conversion between various currencies.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, could impose additional withholding taxes on dividends or interest income payable on securities, could impose exchange controls or adopt other restrictions that could affect a Fund’s investments.

Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to the regulatory requirements of U.S. companies. There may be less publicly available information about such companies. Foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

Foreign Tax Risk. The Funds’ income from foreign issuers may be subject to non-U.S. withholding taxes. The Funds may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Funds, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody charges, are generally higher than those of domestic transactions.

Emerging Markets. The Equity Funds may invest in securities issued by companies domiciled or economically tied to countries with emerging markets. Investing in securities of issuers domiciled in emerging markets entail greater risks than investing in securities of issuers domiciled in countries with more mature securities markets. These risks may include (i) less social, political and economic stability; (ii) small current size of markets for such securities and low or nonexistent trading volume, which result in lack of liquidity and greater price volatility; (iii) certain national policies which may restrict the Funds’ investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) inaccurate, incomplete or misleading financial information of companies in which the Funds invest; and (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors, such as policies designed to expropriate or nationalize “sovereign”

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assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Many developing countries in which the Funds may invest lack the social, political and economic stability characteristics of the U.S. Political instability in these developing countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars and religious oppression. Economic instability in market countries may take the form of (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Many of these developing countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some of these developing countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

In the past, governments within emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for the governments to meet, representing a large percentage of total gross domestic product. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future.

Stock exchanges in emerging markets have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again, could affect the market price and liquidity of the securities in which certain Equity Funds invest. In addition, the governing bodies of certain stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. Disputes have also occurred from time to time among listed companies, the stock exchanges and other regulatory bodies, and in some cases those disputes have had a negative effect on overall market sentiment. There have been delays and errors in share allotments relating to initial public offerings, which in turn affect overall market sentiment and lead to fluctuations in the market prices of the securities of those companies and others in which certain Equity Funds may invest.

Small emerging and frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries, and as a result, the risks of investing in emerging markets described above are magnified for small emerging market and frontier countries.

Share Blocking. In addition, investing in emerging and frontier markets includes the risk of share blocking. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting.

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Share blocking may prevent the Funds from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer. Once blocked, the only manner in which to remove the block would be to withdraw a previously cast vote, or to abstain from voting altogether. The process for having a blocking restriction lifted can be very difficult, with the particular requirements varying widely by country. In certain countries, the block cannot be removed at all.

Share blocking may present operational challenges for the Funds, including the effect that an imposed block would have on pending trades. Pending trades may be caused to fail and could potentially remain unsettled for an extended period of time. Fails may also expose the transfer agent and the Fund to “buy in” situations, where, if unable to deliver shares after a certain period of time, a counterparty has the right to go to market, purchase a security at the current market price and have any additional expense borne by the Fund or the transfer agent.

Investments in India. In addition to the risks incurred in investing in foreign and emerging market, risks associated with investing in India include the following. Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In India, “Foreign Institutional Investors” (“FIIs”) may predominately invest in exchange-traded securities (and securities to be listed, or those approved on the OTC market of India) subject to the conditions specified in Indian guidelines and regulations (the “Guidelines”). FIIs are required to apply for registration to the Securities and Exchange Board of India (“SEBI”) and to the Reserve Bank of India for permission to trade in Indian securities. The Guidelines require SEBI to review the professional experience and reputation of the FII and custodian arrangements for Indian securities. Although the Trust is a registered FII, it must still seek renewal of this status periodically. There can be no guarantee that regulatory approval will be granted to continue the Trust’s FII status and a Fund’s ability to buy or sell Indian securities may be impaired if the Fund’s ability to transact is denied, delayed, suspended or not renewed by local regulators. FIIs are required to observe certain investment restrictions, including an ownership ceiling on the total issued share capital of any one company of: (1) 10% for an FII in aggregate; and (2) 10% for each sub-account or 5% for sub-accounts registered under the Foreign Companies/Individual category. In addition, the shareholdings of all registered FIIs, together with the shareholdings of non-resident Indian individuals and foreign corporate bodies substantially owned by non-resident Indians, may not exceed 40% of the issued share capital of most companies. It is possible that this restriction could be raised or potentially lifted, subject to that company’s approval. Under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriable, subject to payment or withholding of applicable Indian taxes. Please see the section entitled “Matters Related to India” in this SAI. There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for the Fund to reach its investment objectives or repatriate its income, gains and initial capital from India.

A high proportion of the shares of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the Fund. In addition, further issuances (or the perception that such issuances may occur) of securities by Indian issuers in which the Fund has invested could dilute the earnings per share of the Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, the Fund’s investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.

The ability of a Fund to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from its investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999, and the rules, regulations and notifications issued thereunder. There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the ability of a Fund to repatriate its income and capital. Such conditions or modifications may prompt the Board of Trustees to suspend redemptions of a Fund’s shares for an indefinite period. If for any reason a Fund is unable, through borrowing or

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otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, the Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the U.S. Internal Revenue Code.

Religious and border disputes persist in India. Moreover, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy. Escalating tensions between India and Pakistan could impact the broader region. The Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. Recent attacks by terrorists believed to be based in Pakistan against India have further damaged relations between the two countries. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect the Fund’s investments.

India has less developed clearance and settlement procedures, and there have been times when settlements have been unable to keep pace with the volume of securities and have been significantly delayed. The Indian stock exchanges have in the past been subject to closure, broker defaults and broker strikes, and there can be no certainty that this will not recur. In addition, significant delays are common in registering transfers of securities and a Fund may be unable to sell securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

Illiquid Securities. Under SEC rules, an investment in a security is generally deemed to be “illiquid” if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Funds.

The Board has authorized the Advisor to make liquidity determinations with respect to certain securities, including securities issued in reliance upon Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) (“Rule 144A Securities”). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be an illiquid security.

Each Fund may invest up to 15% of its net assets in illiquid securities including “restricted” securities and private placements for which there is no public market value.

Securities in which a Fund may invest include securities issued by corporations without registration under the 1933 Act, such as securities issued in reliance on the so-called “private placement” exemption from registration which is afforded by Section 4(2) of the 1933 Act (“Section 4(2) securities”). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Any such restricted securities will be considered to be illiquid for purposes of the Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board, the Advisor has determined such securities to be liquid because such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. The Income Fund, Large Cap Value Fund and Long/Short Fund will limit their respective investment in Section 4(2) securities to not more than 10% of their respective net assets.

The fair value of these securities will be determined by the Pricing Committee of the Advisor with oversight by the Board of Trustees in accordance with Board-approved Pricing Policies and Procedures. Given the inherent uncertainties of estimating fair market value, there can be no assurance that the value placed on a security will be appropriate in terms of how the security may be ultimately valued on the public market. These securities may never be publicly traded and the Funds may not be able to easily liquidate positions in these securities.

If illiquid securities exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce, in an orderly fashion, its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the Advisor

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may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their prices depreciate. Depreciation in the prices of illiquid securities may cause the net asset value of a Fund to decline.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33  1⁄3% of the value of a Fund’s total assets and provided that such loans are callable at any time by a Fund and are at all times secured by cash or equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that a Fund continues to receive interest and dividends from the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day’s notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Trustees. On termination of the loan, the borrower is required to return the securities to the Fund and any gain or loss in the market price during the loan would be borne by the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Funds will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on a Fund’s investment in the securities which are the subject of the loan. The Funds will pay reasonable finders, administrative and custodial fees in connection with loans of securities or may share the interest earned on collateral with the borrower.

The primary risk in securities lending is default by the borrower as the value of the borrowed security rises, resulting in a deficiency in the collateral posted by the borrower. The Funds seek to minimize this risk by computing the value of the security loaned on a daily basis and requiring additional collateral if necessary.

Money Market Instruments. Each Fund may invest in a variety of money market instruments for pending investments, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market, economic or political conditions, when the Advisor or applicable Sub-Advisor takes temporary defensive positions, including when the Advisor or applicable Sub-Advisor is unable to locate attractive investment opportunities, or when the Advisor or applicable Sub-Advisor considers market, economic or political conditions to be unfavorable for profitable investing. Money market instruments include, but are not limited to, the following instruments. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. A Fund may purchase commercial paper consisting of issues rated at the time of purchase by one or more appropriate NRSRO (e.g., S&P’s and Moody’s) in one of the two highest rating categories for short-term debt obligations. The Funds may also invest in commercial paper that is not rated but that is determined by the Advisor or applicable Sub-Advisor to be of comparable quality to instruments that are so rated by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances invested in by a Fund will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party,

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although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank. Certificates of deposit and demand and time deposits will be those of domestic banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the FDIC.

Mortgage-Related Securities. The Funds may, consistent with their investment objectives and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or issued by nongovernmental entities.

Mortgage-related securities, for purposes of the Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association (“GNMA”) and government-related organizations such as the Federal National Mortgage Association (“FNMA”), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return to a Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The Funds may also invest in mortgage-related securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. Mortgage-related securities will be purchased only if rated in the three highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Advisor or Sub-Advisor, as applicable, deems to be of comparable quality.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment

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of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. In September 2008, FNMA and FHLMC were placed into conservatorship overseen by the Federal Housing Finance Agency (“FHFA”). As conservator, FHFA will succeed to the rights, titles, powers and privileges of the company and any stockholder, officer or director of such company with respect to the company and its assets and title to all books, records and assets of the company held by any other custodian or third party. The conservator is then charged with operating the company.

Municipal Obligations. The Funds may invest in municipal securities whose interest, in the opinion of the securities’ counsel, is exempt from federal income tax and from the federal alternative minimum tax. The Advisor, the Sub-Advisor or a Fund do not guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion. If certain types of investments a Fund buys as tax-exempt are later ruled to be taxable, a portion of the Fund’s income could be taxable. To the extent that a Fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market.

Non-Investment Grade Securities. Investing in non-investment grade securities is a principal strategy for the Long/Short Fund, the Strategic Income Fund and the Income Fund. All Equity Funds (except the Emerging India Fund and the Large Cap Value Fund) and the Income Fund may invest up to 10% of their total assets in non-investment grade securities subject to the following. The Long/Short Fund and Strategic Income Fund may invest without limitation in non-investment grade securities. Such securities include high yield (junk) bonds, convertible bonds, preferred stocks and convertible preferred stocks.

Non-investment grade bonds are debt securities rated Ba or lower by Moody’s or BB or lower by S&P. They generally offer greater returns in the form of higher average yields than investment grade debt securities (rated Baa or higher by Moody’s or BBB or higher by S&P). Non-investment grade debt securities involve greater risks than investment grade debt securities including greater sensitivity to changes in interest rates, the economy, the issuer’s solvency and liquidity in the secondary trading market. See Appendix A for a description of corporate bond ratings.

Yields on non-investment grade debt securities will fluctuate over time. The prices of non-investment grade debt securities have been found to be less sensitive to interest rate changes than investment grade debt securities, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to pay principal and interest obligations, meet projected business goals and to obtain additional financing. If the issuer of a debt security held by a Fund defaulted, the Fund might incur additional expenses seeking to recover the issuer’s defaulted obligation. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt securities and a Fund’s NAV. Furthermore, the market prices of non-investment grade debt securities structured as zero coupon or payment-in-kind securities are affected to a greater extent by interest rate changes and tend to be more volatile than securities that pay interest periodically and in cash.

Non-investment grade debt securities present risks based on payment expectations. For example, they may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. A high-yielding security’s value will decrease in a rising interest rate market and will result in a corresponding decrease in the value of a Fund’s assets. Unexpected net redemptions may force a Fund to sell securities including, but not limited to, non- investment grade debt securities, without regard to their investment merits, thereby decreasing the asset base upon which a Fund’s expenses can be spread and possibly reducing the rate of return.

To the extent that there is no established secondary market, there may be thin trading of non-investment grade securities, including high yield bonds, convertible bonds, preferred stocks and convertible preferred stocks held by a Fund. This may

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adversely affect the ability of the Pricing Committee of the Advisor or the Funds’ Board of Trustees to accurately value a Fund’s non-investment grade securities and a Fund’s assets and may also adversely affect a Fund’s ability to dispose of the securities. In the absence of an established secondary market, valuing securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of non-investment grade securities, especially in a thinly traded market. Illiquid or restricted non-investment grade securities purchased by a Fund may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Certain risks are associated with applying ratings as a method for evaluating non-investment grade securities. For example, credit ratings for bonds evaluate the safety of principal and interest payments, not the market value risk of such securities. Credit rating agencies may fail to timely change credit ratings to reflect subsequent events. The Advisor or applicable Sub-Advisor continuously monitors the issuers of non-investment grade debt securities held by a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure the securities’ liquidity. A Fund may be more dependent upon the Advisor’s or applicable Sub-Advisor’s own analysis of non-investment grade securities than is the case for investment grade securities. Also, a Fund may retain a portfolio security whose rating has been changed if the security otherwise meets a Fund’s investment criteria.

Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Securities rated non-investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as “junk bonds.” To the extent a Fund purchases or holds convertible or other non-investment grade securities, a Fund may be exposed to greater risk that the issuer will not repay principal, or pay interest or dividends on such securities in a timely manner.

Ratings published by rating agencies seek to measure credit risk (Rating agencies’ descriptions of non-investment grade securities are contained in Appendix A of this SAI). The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

Interest Rate Risk. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Even though some interest-bearing securities are investments which offer a stable stream of income at relatively high current yield, the prices of such securities are affected by changes in interest rates and are therefore subject to market price fluctuations. The value of fixed income securities varies inversely with changes in market interest rates. When interest rates rise, the value of a Fund’s fixed income securities, and therefore its net asset value per share, generally will decline. In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, if a Fund is invested in fixed income securities with longer weighted average maturities, the net asset value of a Fund should be expected to have greater volatility in periods of changing market interest rates.

Preferred Stock. The Equity Funds and the Income Fund may invest in preferred stock. Preferred stock, unlike common stock, may offer a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative, non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. For a description of preferred stock ratings, see Appendix A.

Real Estate Securities. Investing in real estate investment trusts (“REITs”) is a principal investment strategy of the Strategic Income Fund. All Equity Funds and the Income Fund may invest in REITs. REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. While there are many types of REITs, all REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage

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REITs. The Equity Funds and the Income Fund will not invest in real estate directly, but only in securities issued by real estate companies. The risks of investing in REITs include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

Repurchase Agreements. Investing in repurchase agreements is a principal strategy of the Income Fund and U.S. Treasury Fund. All Funds may agree to purchase securities from financial institutions (including clearing firms registered with the SEC that provide comparison, netting and settlement services to their members with respect to repurchase agreement transactions), and the corporate parents or affiliates of such financial institutions or clearing firms, subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Although the underlying securities’ collateral related to a repurchase agreement may bear maturities exceeding one year, the term and settlement for the repurchase agreement security will never be more than one year and normally will be within a shorter period of time (often one business day). Underlying securities’ collateral related to repurchase agreements is held either by the Funds’ custodian or sub-custodian (if any). The seller, under a repurchase agreement, will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund includes the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that a Fund is entitled to sell the underlying securities’ collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Funds’ custodian monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. This is done in an effort to determine whether the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

In addition, the Funds may invest in repurchase agreements for pending investments, to meet anticipated redemption requests, to retain the flexibility to respond promptly to changes in market, economic or political conditions, and/or when the Advisor or applicable Sub-Advisor takes temporary defensive positions, and/or when the Advisor or applicable Sub-Advisor is unable to locate attractive investment opportunities or when the Advisor or applicable Sub-Advisor considers market, economic or political conditions to be unfavorable for profitable investing.

Reverse Repurchase Agreements. The Funds may borrow funds by entering into reverse repurchase agreements in accordance with that Fund’s investment restrictions. Pursuant to such agreements, each Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

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Securities of Other Investment Companies. Investing in securities of other investment companies is a principal strategy of the Strategic Income Fund and the Income Fund. All Equity Funds and the Income Fund may purchase the securities of other investment companies, including foreign and domestic registered and unregistered open-end funds, closed-end funds, unit investment trusts and ETFs if the purchase is in compliance with the 1940 Act, rules thereunder or any exemptive relief in which a Fund may rely. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations. If a Fund invests in securities of other investment companies, the return on any such investment will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies. (Such Fund indirectly absorbs its pro rata share of the other investment companies’ expenses.) However, the Advisor and 1st Source believes that at times the return and liquidity features of these securities may be more beneficial than other types of securities.

Except as described in the following paragraph, the Funds currently intend to limit investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. These limitations do not apply to investments in investment companies through a master-feeder type arrangement. In addition, to the extent allowed by law or regulation, a Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Advisor or a Sub-Advisor or otherwise affiliated with the Advisor or a Sub-Advisor, in excess of the limits discussed above.

With respect to a Fund’s investments in ETFs, pursuant to certain specific exemptive orders issued by the SEC to several ETFs, and procedures approved by the Board, an Equity Fund may invest in certain ETFs in excess of the limits described above, provided that the Fund has described ETF investments in its Prospectus and otherwise complies with the conditions of the applicable SEC exemptive orders, each as may be amended, and any other applicable investment limitations.

Short Sales. Making shorts sales of securities is a principal strategy of the Long/Short Fund. All Equity Funds may make short sales of securities. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to replace the borrowed security by purchasing it at a later date. A short sale provides a possible hedge against the market risk of the value of other investments and protects a Fund in a declining market.

Short sales are subject to the risk that a Fund will incur a loss if the price of a security sold short increases between the date of the short sale and the date the Fund closes the short sale. Any gain on a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Except in the case of short sales “against the box,” a Fund’s market risk is unlimited in that the potential for increase in the market price of the security sold short is unlimited. Short sales “against the box” mean that the Fund owns securities identical to those sold short.

When a short position is closed out, it may result in a short-term capital gain or loss for federal income tax purposes. In a generally rising market, if a Fund maintains short positions in securities rising with the market, the net asset value of the Fund would increase to a lesser extent than if it had not engaged in short sales.

The Advisor may consider short selling when the Advisor finds companies it believes are substantially overpriced. Short selling may also be considered in arbitrage and hedge situations, and short selling might also be used under certain circumstances to defer taxes.

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An eligible Equity Fund, except the Long/Short Fund, will not engage in short sales of securities when these transactions would cause the market value of all of its securities sold short to exceed 15% of its net assets subject to the following. The Long/Short Fund may engage in short sales, as permitted by applicable law and any issuer limits imposed herein or under the 1940 Act. The value of the securities of any one issuer that may be shorted by a Fund is limited to the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of any class of the issuer. All short sales must be fully collateralized. The Funds maintain the collateral in a segregated account with their custodian. The collateral consists of cash, U.S. Government securities or any other liquid securities equal to the market value of the securities at the time of the short sale. The Funds will thereafter maintain, on a daily basis, the collateral to ensure that it is equal to the current market value of the securities sold short. Short sales against the box are not subject to the 15% limitation. A capital gain or loss is recognized immediately upon the sale of a short against the box. A Fund may only engage in short sale transactions in securities listed on one or more U.S. or foreign securities exchanges or on EASDAQ or Nasdaq.

Stripped Obligations. Investing in U.S. Treasury Strips (zero coupon Treasury securities) is a principal strategy of the U.S. Treasury Fund. All Funds may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount from their “face value,” and may include stripped mortgage-backed securities (“SMBS”). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund’s per share net asset value.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. A Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, a Fund will be able to have beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, the Funds may acquire U.S. Government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Advisor and 1st Source are unaware of any binding legislative, judicial or administrative authority on this issue.

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Swap Agreements. The Equity Funds may enter into credit default swaps, interest rate swaps and currency swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. The credit default swap allows a Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A Fund will segregate the notional principal amount to cover the exposure created by the swap.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

A Fund may enter into swaps with members of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Advisor or Sub-Advisor to be creditworthy.

United States Government Securities. Investing in United States Government securities is a principal strategy of the U.S. Treasury Fund. To the extent consistent with their investment objectives, the Funds may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association (“SLMA”), are supported only by the credit of the instrumentalities. Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

In addition, in September 2008 FNMA and FHLMC were placed into conservatorship overseen by the FHFA. As conservator, FHFA will succeed to the rights, titles, powers and privileges of each company and any stockholder, officer or director of such company with respect to the company and its assets and title to all books, records and assets of the company held by any other custodian or third party. The conservator is then charged with operating the company.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or an agency or instrumentality thereof; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.

U.S. Treasury Inflation-Protected Securities (TIPS). Investing in TIPS is a principal strategy of the U.S. Treasury Fund. The Funds may invest in TIPS. Inflation-protected securities are a type of marketable book-entry security issued by the United States Department of Treasury (“Treasury”) with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. Consumer Price Index for All Urban Consumers (“CPI-U”).

The value of the principal is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

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The principal of the inflation-protected security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference Consumer Price Index (“CPI”) applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protected securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component receives this additional amount. The final interest payment, however, is based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protected securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury’s payment obligations on the inflation-protected security that need that month’s CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protected security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

Inflation-protected securities are held and transferred in either of two book-entry systems: the commercial book-entry system (“TRADES”) and TREASURY DIRECT. The securities are maintained and transferred at their original par amount, i.e., not their inflation-adjusted value. The Federal Reserve program was established by the Treasury Department and is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” STRIPS components are maintained and transferred in TRADES at their value based on their original par amount of the fully constituted security.

Variable Amount Master Demand Notes. The Equity Funds and the Income Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns), must satisfy, for purchase by a Fund, the same criteria for commercial paper for a Fund. The Advisor or 1st Source will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

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Variable and Floating Rate Securities. The Equity Funds and the Income Fund may acquire variable and floating rate securities, subject to each Fund’s investment objectives, policies and restrictions. A variable rate security is one with terms providing for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one with terms providing for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such securities are frequently not rated by credit rating agencies; however, unrated variable and floating rate securities purchased by a Fund will be determined by the Advisor or 1st Source, to be of comparable quality at the time of purchase to rated instruments eligible for purchase under a Fund’s investment policies. In making such determinations, the Advisor or 1st Source will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by a Fund, the Fund may resell the security at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate security in the event the issuer of the security defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that there exists no readily available market for such security and a Fund is not entitled to receive the principal amount of a note within seven days, such a security will be treated as illiquid for purposes of calculating such Fund’s limitation on investments in illiquid securities, as set forth in a Fund’s investment restrictions. Variable or floating rate securities may be secured by bank letters of credit.

Warrants. The Equity Funds and the Income Fund may invest in warrants to participate in an anticipated increase in the market value of the security. A warrant entitles the holder to buy a security at a set price during a set period of time. If such market value increases, the warrant may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting.

When-Issued Securities. The Funds may purchase securities on a “when-issued” basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a “when-issued” basis, a Fund’s custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, a Fund’s custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of a Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund’s liquidity and the ability of the Advisor or 1st Source to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, a Fund’s commitment to purchase “when-issued” or “delayed-delivery” securities will not exceed 25% of the value of its total assets.

When a Fund engages in “when-issued” transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund’s incurring a loss or missing the opportunity to obtain a price considered to be advantageous. A Fund will engage in “when-issued” delivery transactions only for the purpose of acquiring portfolio securities consistent with such Fund’s investment objectives and policies and not for investment leverage.

Calculation of Portfolio Turnover Rate. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, with maturities or expiration dates at the time of acquisition of one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in investment portfolios from time to time as business and economic conditions as well as market prices may dictate. The current portfolio turnover rate for each Fund is set forth in the current Prospectus.

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FUND RESTRICTIONS AND POLICIES

The Trust has adopted the following restrictions and policies relating to the investment of assets of the Funds and their activities. These are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Fund affected (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). A change in a fundamental policy affecting only one Fund may be effected with the approval of a majority of the outstanding shares of such Fund.

Each of the Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Heritage Growth Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund and World Innovators Fund may not:

1.	Purchase or sell real estate, provided that the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

2.	Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Funds from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indexes, bond indexes or interest rate indexes) or any security which is collateralized or otherwise backed by physical commodities.

3.	Make loans to other persons, except that each Fund may lend portfolio securities representing up to one-third of the value of its total assets. (The Funds, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with their investment objectives and policies.)

4.	Underwrite securities of other issuers except insofar as the Funds may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

5.	Invest more than 25% of total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry except that the Strategic Income Fund will concentrate in securities of issuers in the group of industries in the financial services sector.

6.	Borrow money, except as permitted under the 1940 Act as interpreted or modified from time to time by any regulatory authority having jurisdiction.

7.	Issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

The Large Cap Value Fund and Long/Short Fund may not:

1.	Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by such obligations. (This restriction does not apply to the Long/Short Fund).

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2.	Purchase any securities which would cause more than 25% of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry; provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

3.	Borrow money or issue senior securities except as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

4.	Make loans, except that each Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objectives and policies, make time deposits with financial institutions, and enter into repurchase agreements.

5.	Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions.

6.	Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

7.	Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

8.	Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

The U.S. Treasury Fund may not:

1.	Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

2.	Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indexes, bond indexes or interest rate indexes) or any security which is collateralized or otherwise backed by physical commodities.

3.	Purchase any security on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of transactions.

4.	Make short sales of securities.

5.	Make loans to other persons, except that the Fund may lend portfolio securities representing up to one-third of the value of its total assets. (The Fund, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.)

6.	Issue any senior securities (as defined in the 1940 Act) other than as set forth in restriction number 7 below.

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7.	Borrow money, except for temporary purposes. The amount of such borrowing may not exceed 10% of the Fund’s total assets. The Fund will not borrow money for leverage purposes. For the purpose of this restriction, the use of options and futures transactions shall not be deemed the borrowing of money. (As a non-fundamental policy, the Fund will not make additional investments while its borrowing exceeds 5% of total assets.)

8.	Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

9.	Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

10.	As to 75% of the Fund’s total assets, invest in the securities of any one issuer (other than the United States Government or government agencies or instrumentalities) if immediately after and as a result of such investment, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund’s total assets, taken at market value.

11.	As to 75% of the Fund’s total assets, invest in the securities of any one issuer (other than the United States Government or government agencies or instrumentalities) if immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities, or more than 10% of any class of securities of such issuer.

The Income Fund may not:

1.	Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by such obligations.

2.	Purchase any securities which would cause more than 25% of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry; provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

3.	Borrow money or issue senior securities except as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

4.	Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions, and enter into repurchase agreement.

5.	Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions.

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6.	Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

7.	Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

8.	Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

The following restrictions are non-fundamental and may be changed by the Trust’s Board of Trustees without shareholder vote.

Each of the Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Heritage Growth Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund and World Innovators Fund, will not:

1.	Make investments for the purpose of exercising control or management.

2.	Invest in other investment companies except to the extent permitted by 1940 Act, rules and regulations thereunder and any exemptive relief granted by the SEC pursuant to which the Fund can rely.

3.	Invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.

4.	Purchase or sell interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

5.	Invest more than 10% of its total assets (taken at market value at the time of each investment) in Special Situations, i.e., companies in the process of reorganization or buy-out).

6.	Engage in short sales of securities when these transactions would cause the market value of all of a Fund’s securities sold short to exceed 15% of its net assets. Short sales against the box are not subject to this limitation.

7.	Purchase securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of transactions.

The U.S. Treasury Fund will not:

1.	Make investments for the purpose of exercising control or management.

2.	Invest more than 10% of its assets in other investment companies.

3.	Invest more than 15% of its assets in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.

4.	Purchase or sell interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

5.	Invest more than 5% of its total assets (taken at market value at the time of each investment) in “Special Situations,” i.e., companies in the process of reorganization or buy-out.

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The Income Fund will not:

1.	Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act, rules thereunder or pursuant to any exemptions therefrom.

2.	Engage in any short sales.

3.	Mortgage or hypothecate the Fund’s assets in excess of one-third of the Fund’s total assets.

Each of the Large Cap Value Fund and the Long/Short Fund will not:

1.	Invest in other investment companies except to the extent permitted by the 1940 Act, or any rules or regulations thereunder, and any exemptive relief granted by the SEC upon which the Fund can rely.

2.	Purchase or sell interests in oil, gas or other mineral exploration or development programs, although they may invest in securities of issuers which invest in or sponsor such programs.

3.	Invest more than 15% of its net assets at the time of purchase in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.

4.	Mortgage or hypothecate the Fund’s assets in excess of one-third of the Fund’s total assets.

The Large Cap Value Fund will not:

1.	Make investments for the purpose of exercising control or management.

2.	Invest more than 10% of its total assets (taken at market value at the time of each investment) in Special Situations, (i.e., companies in the process of reorganization or buy-out).

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities, repurchase agreements with maturities in excess of seven days and other instruments in such Fund which are not readily marketable to exceed the limit set forth in such Fund’s Prospectus or herein for its investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.

Any investment restriction or limitation, fundamental or otherwise, appearing in the Prospectus or SAI, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

Disclosure of Portfolio Holdings. The Board of Trustees has adopted the Policies on Releasing Portfolio Securities for the Funds (the “Disclosure Policies”) with respect to disclosure of information about the portfolio holdings of the Funds and the Advisor’s separately managed clients. The Disclosure Policies are intended to ensure compliance by the Advisor and the Funds with the applicable restrictions of the federal securities laws, including the 1940 Act. It is the policy of the Advisor and the Funds to prevent the selective disclosure of non-public information concerning the Funds. The Board and the Advisor considered each of the circumstances under which the Funds’ portfolio holdings may be disclosed to different categories of persons under the Disclosure Policies. The Advisor and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders, on the one hand, and those of the Advisor and its affiliates, on the other hand. After giving due consideration to such matters and after the exercise of their fiduciary duties, the Advisor and the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Disclosure Policies. The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (i) reviewing, at least

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quarterly, the potential and actual material conflicts that could arise between the Funds’ shareholders and those of the Advisor for any waivers and exceptions made to these Disclosure Policies during the preceding quarter and determine if they were made in the best interests of Fund shareholders; (ii) reviewing, at least quarterly, any violation(s) of these Disclosure Policies during the preceding quarter; and (iii) reviewing these procedures from time to time for their continued appropriateness and amend or ratify these Disclosure Policies as it deems necessary. In addition, the Board of Trustees oversees the implementation and enforcement of the Disclosure Policies by the Chief Compliance Officer of the Funds and considers reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) that may arise in connection with the Disclosure Policies. The Advisor and the Board reserve the right to amend the Disclosure Policies at any time and from time to time without prior notice in their sole discretion.

No compensation or other consideration is received by the Funds, the Advisor or any affiliated party in regard to this disclosure. “Consideration” includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

General Policy. No information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except as provided below. As investment advisor Wasatch Advisors, Inc. knows the portfolio holdings and it and the Funds do not disclose portfolio holdings to any other affiliated party, except as provided below.

•	Disclosure of Mutual Fund Holdings on a Lag. The Funds may publicly disclose all calendar quarter-end mutual fund holdings of all Funds for the most recent calendar quarter, including lists of top 10 holdings, after a 30-day delay. No date other than a calendar quarter-end may be used for the most recent calendar quarter. Month-end holdings may be made available for time periods that end prior to the beginning of the most recent calendar quarter. Disclosure to consultant databases, ratings agencies (such as Morningstar and Lipper), financial advisors and shareholder servicing representatives, will be subject to the delays set forth in the foregoing sentence. Shareholders may obtain a complete list of holdings by contacting a Wasatch Funds’ shareholder services representative by calling 800.551.1700 or emailing shareholderservice@wasatchfunds.com. Holdings are provided to Morningstar and Lipper quarterly after a 30 day delay.

•	Disclosure to Service Providers. Nothing contained in the Disclosure Policies is intended to prevent disclosure of portfolio holding information to the Advisor’s and Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as custodians, fund accountants, administrators, independent registered public accounting firm, attorneys, writers (i.e., individuals who review and recommend edits to the Advisor to materials provided to Fund shareholders or the Advisor’s separately managed clients), data research providers (e.g. FactSet), proxy voting services (e.g.RiskMetrics), trading software, and each of their respective affiliates, provided that they are subject to duties of confidentiality imposed by law and/or contract (the “Service Providers”). The Board recognized the legitimate business purposes for the Service Providers to have access to information regarding the Funds’ portfolio holdings in connection with their official duties and responsibilities. As of December 31, 2014, the Funds’ service providers were the Advisor, HIMCO (subadviser), 1st Source Investment Corporation, Inc. (subadviser), State Street Bank and Trust Company (custodian, fund accountant and administrator), ALPS Distributors, Inc. (distributor), UMB Fund Services, Inc. (transfer agent), PricewaterhouseCoopers LLP (independent registered public accounting firm), Chapman and Cutler LLP (independent counsel) and Rogers Casey (consultant). The frequency of disclosure to and between the Service Providers varies and may be as frequent as daily, with no lag.

•	Disclosure of Aggregate Portfolio Characteristics. Aggregate portfolio characteristics may be made available without a delay to any requesting party. Nonexclusive examples of aggregate portfolio characteristics about a Fund include (1) the allocation of the Fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (2) the characteristics of the stock and bond components of the Fund’s portfolio holdings and other investment positions, (3) the attribution of Fund returns by asset class, sector, industry, and country, and (4) the volatility characteristics of the Fund.

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•	Disclosure of Portfolio Holdings to Certain Analytic Companies. Certain analytic companies who calculate aggregate portfolio characteristics for consultants or who integrate the holdings into research services for use by the Advisor may receive quarterly holdings information without a delay; provided that (1) the recipient does not distribute the specific holdings information to third parties, other departments or persons before the expiration of the applicable delay period and public disclosure of such information and (2) the recipient signs a written non-disclosure (and non-use) agreement. As of December 31, 2014, the Funds’ complete portfolio holdings are disclosed to the following analytic companies as part of ongoing arrangements that serve legitimate business purposes: Segal, Rogers Casey, FactSet, Capital IQ, Covariance Capital Management, and Bloomberg L.P.

•	Disclosure of Portfolio Holdings to Broker-Dealers to Facilitate Trading. The Advisor’s trading or research departments may periodically distribute without a delay lists of applicable investments held by the Funds for the purpose of facilitating efficient trading of such securities and receipt of relevant research. Such lists shall not identify individual clients or individual client position sizes or show aggregate client position sizes. Since this disclosure does not involve the disclosure of complete portfolio holdings identified by client, this disclosure is not considered a waiver of the Disclosure Policies. The frequency of disclosure to broker-dealers for trading and research purposes is determined by the Advisor’s trading and research departments in connection with fulfilling their trading and research duties to the Funds. Such disclosure varies and may be as frequent as daily, with no delay.

•	Disclosure of Individual Portfolio Holdings. Certain research analysts and other senior officers or spokespersons of the Advisor or Funds may disclose or confirm the ownership of any individual portfolio holding position in materials prepared for Fund shareholders (such as “Manager’s Comments”), media interviews, due diligence meetings with management, shareholders, consultants and any party interested in the information; provided that (1) aggregate client position size is not disclosed, (2) the discloser has made a good faith judgment that such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Fund (which can be disclosed only in accordance with the Disclosure Policies), and (3) such information does not constitute material non-public information. The Disclosure Policies require that the recipient execute a written non-disclosure agreement in a form and substance acceptable to the Advisor’s compliance department, which includes, at a minimum, an obligation on the recipient to maintain the confidentiality of the portfolio holdings until such time as they have been publicly disclosed. Entities unwilling to execute an acceptable non-disclosure agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Disclosure Policies.

Disclosure as Required by Law. A Fund’s portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a Fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by the Advisor or a Fund as required by applicable laws, rules and regulations must be authorized by a Fund officer or an officer of the Advisor.

Waivers or Exceptions of Disclosure Policies. The Disclosure Policies may not be waived, or exceptions made, without the consent of the Advisor’s Compliance Department (“Compliance Department”) and the execution of a written non-disclosure (and non-use) agreement in a form and substance acceptable to the Compliance Department. All waivers and exceptions will be disclosed to the Board of Trustees and/or the Audit Committee at their next regularly scheduled quarterly meeting. The frequency with which complete portfolio holdings may be disclosed to a recipient pursuant to a waiver (the “Recipient”), and the length of the delay, if any, between the date of the information and the date on which the information is disclosed to the Recipient, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds and their shareholders and the Advisor’s separate account clients, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Recipient varies and may be as frequent as daily, with no delay.

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MANAGEMENT OF THE TRUST

Management Information. The business affairs of Wasatch Funds are overseen by its Board of Trustees. The Board consists of five Independent Trustees and one Interested Trustee. Three of the Independent Trustees and the Interested Trustee were elected by shareholders to serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws. Two Independent Trustees have been appointed by the elected Independent Trustees to serve until his or her successor is qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws.

The Trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Trust name.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees during Past 5 Years[2]
Independent Trustees
James U. Jensen, J.D., MBA 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Age 70	Trustee and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Trustee since 1986	Chief Executive Officer of Clearwater Law & Governance Group (an operating law firm board governance consulting company) April 2008 to present; Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) 2001 - 2008; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	20	Director and Board Chairman of Agricon Global Corporation (formerly known as Bayhill Capital Corporation (telephone communications) from December 2007 to February 2014; Trustee, Northern Lights Fund Trust III (30 portfolios) since 2012.

D. James Croft, Ph.D. 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Age 72	Trustee and Chairman of the Governance and Nominating Committee	Indefinite Served as Trustee since 2005	Consultant to the mortgage industry on issues of mortgage quality, identification of mortgage fraud, strategic planning and client development since 2004; Founder & Executive Director, Mortgage Asset Research Institute, from 1990 to 2004.	20	None

Miriam M. Allison[3] 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Age 67	Trustee and Chairman of the Audit Committee	Indefinite Served as Trustee since 2010	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	20	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) since 2006.

Heikki Rinne 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Age 62	Trustee	Indefinite Served as Trustee since October 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company) since 2002	20	Director, Touchfon International, through 2009; Director, Infosto Group, through 2009.

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Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees during Past 5 Years[2]
Kristen M. Fletcher 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 61	Trustee	Indefinite Served as Trustee since October 2014	Director, Utah Symphony/Utah Opera since 2005; Director, Woodlands Commercial Bank 2009 – 2012; Chairman and CEO, ABN AMRO, Inc. and U.S. Country Representative, ABN AMRO Bank, NV from 2002-2004.	20	Director, Woodlands Commercial Bank 2009 – 2012; Director Utah Symphony/Utah Opera since 2005

Interested Trustee

Samuel S. Stewart, Jr.[4], Ph.D. CFA 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Age 72	President and Trustee	Indefinite Served as President and Trustee since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor from 2004 to June 2009; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	20	None

1.	A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.
2.	Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.
3.	Ms. Allison previously owned shares of UMB Financial Corp., the parent company of UMB Fund Services, Inc., the Funds’ transfer agent. Ms. Allison no longer owns such shares.
4.	Dr. Stewart is an Interested Trustee because he serves as the Chairman of the Board of the Advisor.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers
Daniel D. Thurber 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Age 45	Vice President	Indefinite Served as Vice President since February 2007	General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006.

Russell L. Biles 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Age 47	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Secretary for Wasatch Funds since November 2008; Counsel for the Advisor since October 2006.

Cindy B. Firestone CPA 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Age 57	Treasurer	Indefinite Served as Treasurer since May 2009	Treasurer for Wasatch Funds since May 2009; Assistant Treasurer for Wasatch Funds from November 2008 to May 2009; Internal Auditor for the Advisor from December 2002 to August 2011.

David Corbett 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Age 42	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for Wasatch Funds since August 2012; Director of Mutual Fund Services for the Advisor since June 2007.

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Leadership Structure and the Board of Trustees. The Board of Trustees oversees the operations and management of the Funds, including the duties performed for the Funds by the Investment Advisor and other service providers. The Board is currently composed of six Trustees, including five Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act. Like all mutual funds, the day-to-day responsibility for the management and operation of the Funds is the responsibility of various service providers to the Fund, such as the Funds’ Advisor, distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust, on behalf of the Funds, and its service providers, including the agreements with the Advisor, distributor, administrator, custodian and transfer agent. The Board has appointed various officers of the Trust who also report to the Board on the Funds’ day-to-day operations. In conducting this oversight responsibility, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed the Chief Compliance Officer (“CCO”), who administers the Trust’s compliance program and regularly reports to the Board on compliance matters. These reports generally are provided as part of the formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Fund operations. In addition to these regularly scheduled meetings, the Board may also hold special in-person and/or telephone meetings and informal conference calls to discuss specific matters that may require action prior to the next regularly scheduled meeting. In conjunction with the regularly scheduled Board meetings and committee meetings, the Independent Trustees (who also comprise the Audit Committee) also meet in executive session periodically (but at least annually), and separately, with Trust officers, with personnel of the Service Providers, and with the Trust’s CCO. The Independent Trustees further meet in executive session among themselves and periodically with independent legal counsel. The Trustees also meet informally, generally quarterly, with management of the Advisor to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s or Funds’ investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. In an effort to enhance the independence of the Board, the Board has a Chairman that is an independent Trustee. The Board recognizes that the chairman can perform an important role in setting the Board agenda, establishing the boardroom culture, serving as a point person on behalf of the Board with fund management, facilitating communications among Trustees and with Service Providers, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board also recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Currently, Mr. James U. Jensen serves as the independent Chairman of the Board. Under the Trust’s By-laws, the Chairman (or, if the Chairman is unable to attend any such meeting, the Chairman’s designee) shall preside at all meetings of the Trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through its committees, the Audit Committee and the Governance and Nominating Committee (the “Nominating Committee”), standing committees that it has established which report back to the Board. The Audit Committee is comprised entirely of the Independent Trustees and operates under a written charter adopted and approved by the Board. Accordingly, Messrs. Jensen, Croft and Rinne, Ms. Allison and Ms. Fletcher are each members of the Audit Committee with Ms. Allison serving as Chair. Under the charter, the primary purposes of the Audit Committee include to oversee the Funds’ accounting and financial reporting policies and practices, its internal controls and the internal controls of the Funds’ accounting, administration, transfer agency and custody service providers; to oversee the quality and integrity of the Funds’ financial statements and independent audit thereof; to assist the Board’s oversight of the Funds’ compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; to act as a liaison between the Funds’ independent public accountants and the full Board of Trustees; to assist the Board oversight of the Funds’ internal audit function (if any); and to approve prior to appointment, the engagement of the Funds’ independent public accountants and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ independent public accountants. To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds. The Audit Committee met four times during the fiscal year ended September 30, 2014.

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In addition to the Audit Committee, the Board has also established a Nominating Committee. The Nominating Committee is comprised entirely of the Independent Trustees and operates under a written charter adopted and approved by the Board. Accordingly, Messrs. Jensen, Croft and Rinne, Ms. Allison and Ms. Fletcher are each members of the Nominating Committee with Mr. Croft serving as Chair. Under the charter, the primary responsibilities of the Nominating Committee include: determining matters of corporate governance (including the evaluation of Board and committee performance, committee processes, and trustee compensation); evaluating the composition of the Board and any constituent committees thereof and the process by which Board and committee chairs are selected; identification, consideration and nomination of candidates to become Board members; and other duties and responsibilities as may from time to time be delegated to the committee by the Board. The Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Wasatch Funds, Attn: Russell Biles, 505 Wakara Way, 3rd Floor, Salt Lake City, UT 84108. The Nominating Committee met three times during the fiscal year ended September 30, 2014.

The Board believes that the committee structure is an effective means to permit Trustees to focus on particular operations or issues affecting the Funds. In addition to the standing committees, the Board may also from time to time create ad hoc committees or additional standing committees to focus on particular issues as the need arises.

The Board has determined that its leadership structure, including its committee structure permitting certain areas of responsibility to be allocated to the Independent Trustees together with its Independent Chairman, is appropriate given the characteristics of the Trust and Funds.

Board Oversight of Risk Management

The Board’s oversight responsibilities extend also to risk oversight, including but not limited to, risks related to investments and operations. Because risk management is a broad concept comprised of many elements (including, for example, but not limited to, investment risks, issuer risks, compliance risks, valuation risks, counterparty risks, operational risks, business continuity risks, and legal, compliance and regulatory risks) the oversight of different types of risks is addressed through various risk management reports and assessments received from the relevant management personnel and service providers. Through its direct oversight role, and indirectly through its Audit Committee, the Board performs a risk oversight function for the Funds consisting, among other things, of the following activities: (1) at regular Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Funds, including but not limited to investment, compliance, liquidity, valuation and operation risks; (2) reviewing and approving, as applicable, compliance policies and procedures of the Fund; (3) meeting with portfolio management teams to review investment strategies, techniques and processes and the investment risks associated therewith; (4) reviewing reports generated by and/or meeting with representatives of key service providers to review and discuss the risks associated with their activities for the Fund and any measures taken to mitigate those risks; (5) receiving the written and oral reports of the CCO at each of its quarterly meetings, meeting privately with the CCO, and receiving the annual report of the CCO regarding the operations of the Funds’ Compliance Program, the CCO’s evaluation of the service providers’ compliance programs (including material issues that have arisen with the effectiveness of service providers’ compliance programs and changes resulting thereof, and third-party evaluations of the effectiveness of service providers’ operational effectiveness) as well as any recommendations for modifications thereto; and (6) the Audit Committee meeting with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to certain limitations.

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Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. In addition to the information provided in the table above, listed below for each Trustee is additional information concerning the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a trustee. References to the qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Samuel S. Stewart, Jr., Ph.D. Dr. Stewart, an interested Trustee of the Trust, founded the Advisor. Dr. Stewart’s experience, skills and education qualify him to serve as a Trustee of the Trust. Dr. Stewart has significant experience with the Trust having served as a Trustee of the Trust (or a Director of its predecessor) since 1986. Since its inception in 2006, Dr. Stewart has been the lead Portfolio Manager for the Wasatch Strategic Income Fund, and since 2008, the lead Portfolio Manager of the Wasatch World Innovators Fund (formerly the Wasatch Global Science & Technology Fund). Prior to founding the Advisor, Dr. Stewart was Chief Financial Analyst with the U.S. Securities and Exchange Commission in the Division of Investment Management. Dr. Stewart was also a Professor of Finance at the Columbia School of Business from 1970 to 1974, and a Professor of Finance at the University of Utah School of Business from 1975 to 1998. Dr. Stewart received a Master of Business Administration in 1969 and a Doctorate in Finance in 1970 from Stanford University, where he held the Alfred P. Sloan Jr. Fellowship. Previously, he attended Northwestern University as an Austin Scholar and graduated with a Bachelor of Science in Business Administration in 1966. Dr. Stewart is a member and past President of the Salt Lake City Society of Financial Analysts.

James U. Jensen. Mr. Jensen’s experience, skills and education qualify him to serve as a Trustee of the Trust. Mr. Jensen, the Trust’s Independent Chairman, has significant experience with the Trust, having served as a Trustee of the Trust (or a director of its predecessor) since 1986. Since April 2008, Mr. Jensen has served as the Chief Executive Officer of Clearwater Law & Governance Group, where he devotes full time to corporate law practice and board governance consulting for operating companies. From 2001 to 2008, Mr. Jensen co-founded and was Chairman of the Board for Intelisum, Inc., a company pursuing computer and measurement technology and products. From 1986 to 2004, Mr. Jensen held key positions with NPS Pharmaceuticals, Inc., as Vice President, Corporate Development, Legal Affairs and General Counsel and Secretary. In addition to his business experience, Mr. Jensen is Trustee of Northern Lights Fund Trust III (representing 30 portfolios), and is a Director of the University of Utah Research Foundation. Mr. Jensen was the Chairman of the Board of Agricon Global Corporation (formerly known as Bayhill Capital Corporation) from December 2007 to February 2014 and founder and first President of the MountainWest Venture Group (now “MountainWest Capital Network”) in 1983. Mr. Jensen is a member of the National Association of Corporate Governance (“NACD”). Mr. Jensen graduated with a Bachelor of Arts degree from the University of Utah in 1967 and received degrees of Juris Doctor and Master of Business Administration from Columbia University in 1971.

D. James Croft, Ph.D. Dr. Croft’s experience, skills and education qualify him to serve as a Trustee of the Trust. Dr. Croft, a disinterested Trustee of the Trust, has served as a Trustee of the Trust (or a director of its predecessor) since 2005. Since 2004, Dr. Croft has been a consultant to the mortgage industry on various issues, including mortgage quality, identification of mortgage fraud, strategic planning and client development. From 1990 to 2004, Dr. Croft founded and was an executive director of the Mortgage Asset Research Institute. Prior to founding the Institute, Dr. Croft served as the Chief Credit Officer at the Federal Home Loan Mortgage Corporation from 1988 to 1990. Dr. Croft has served in several other posts, including: the Chief National Examiner for the Federal Home Loan Bank Board from 1981 to 1983; a Partner in MCS Associates, a financial institutions consulting firm from 1984 to 1987; and a full time Vice Chairman of the board of directors of a large savings bank from 1987 to 1988. He was on the faculty of the College of Business at the University of Utah from 1970 to 1981 where he was a professor of statistics and operations research. Dr. Croft received his bachelors degree in mathematics from Stanford University in 1964. In addition, he has a Master of Business Administration and a doctorate degree awarded by Northwestern University in 1966 and 1970, respectively.

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Miriam M. Allison. Ms. Allison’s experience, skills and education qualify her to serve as a Trustee of the Trust. Ms. Allison, a disinterested Trustee of the Trust, has 30 years of experience in investment and financial management and in management of investment companies, businesses providing financial, accounting and other services to investment companies and serving on the board of investment companies. Ms. Allison has served as a Trustee of the Trust since February 2010. In 1990, Ms. Allison founded Sunstone Financial Group (“Sunstone”), a private company and mutual fund administrator, fund accountant and transfer agent, and served as its chief executive officer and Chairman of the Board. In 2001, UMB Financial Corporation, a public company, acquired Sunstone, renamed it UMB Fund Services and Ms. Allison remained with the company as chief executive officer until 2003 and Chairman of the Board until 2005. Prior to founding Sunstone, Ms. Allison spent 5 years (from 1985 to 1990) as the business manager of Firstar Trust Company (“Firstar”), a registered investment adviser, and was responsible for overseeing the operations of the investment company for which Firstar served as investment advisor. In addition, from 1971 to 1985, Ms. Allison served as portfolio manager and financial planner of First Wisconsin Trust Company analyzing potential investments and financial and estate objectives of trust clients. Ms. Allison has served as a director for the board of Northwestern Mutual Fund Series, Inc. (representing 27 portfolios) since 2006 and has served as chair of its audit committee since 2009. Ms. Allison received her bachelors degree in economics from the University of Wisconsin Madison in 1971.

Heikki Rinne, Ph.D. Dr. Rinne, a disinterested Trustee of the Trust, was appointed to serve as a Trustee of the Trust effective October 1, 2012. Dr. Rinne’s experience, skills and education qualify him to serve as a Trustee of the Trust. Since 2002, Dr. Rinne has been the Chief Executive Officer of Halton Group, an indoor environmental control manufacturing and technology company, with multiple business areas, and operating in 25 countries. Halton Group is headquartered in Finland, with regional headquarters in the USA and Malaysia. Dr. Rinne served on the Board of Halton Group from 1995 to 2001, was President of Halton Systems Division from 1995-1997, and was an independent consultant to Halton Group from 1982 to 1995. Additionally, Dr. Rinne served as the Dean of the College of Business at the University of California, Chico, from 1999 to 2001, a Professor of Business and the Head of the Consumer Sciences department at Purdue University from 1997 to 1999, and a Professor of Business at Brigham Young University from 1984 to 1995. Dr. Rinne also served on the Board of Touchfon International from 1991 to 2009, and Infosto Group from 1993 to 2009. Dr. Rinne received his Bachelor of Science in business from Brigham Young University in 1975, his Master of Business Administration from the University of Oregon in 1976, and his doctorate in Business Administration and Marketing from Purdue University in 1981.

Kristen M. Fletcher. Ms. Fletcher’s experience, skills and education qualify her to serve as a Trustee of the Trust.
Kristen M. Fletcher, a disinterested Trustee of the Trust, was appointed to serve as a Trustee of the Trust effective October 1, 2014, has over 35 years of experience in commercial and investment banking, and over five years of service on private and non-profit boards of directors. Since 2005, Ms. Fletcher has been and currently is a member of the Executive Committee of the Utah Symphony/Utah Opera Board of Directors, serves on the Governance, Finance and Strategic Planning Committees, and is the Chair of the Investment Committee overseeing the organization’s endowment. From 2009-2012, Ms. Fletcher served as a Director of Woodlands Commercial Bank a.k.a. Lehman Brothers Commercial Bank, where she also served as Chairman of its Finance Committee, and a member of its Audit Committee and its Special Committee of independent Board members formed to negotiate settlement terms with the Lehman Brothers bankruptcy estate. From 2002-2004, Ms. Fletcher served as the Chairman and CEO of ABN AMRO, Inc., ABN AMRO Bank’s U.S. broker-dealer, and was the head of ABN AMRO North America Wholesale Client Services, which was accountable for regulatory relationships and local implementation of ABN AMRO strategy related to large corporate and institutional clients. From 2000 to 2004, Ms. Fletcher served as Corporate Managing Director/Executive Vice President for the Global Trade & Advisory Group of ABN AMRO Bank, NV, in Amsterdam,

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Netherlands. From 1993 to 1999, Ms. Fletcher served as Senior Vice President of the North American Trade Group of ABN AMRO Bank NV, where she was the Head of Structured Trade Finance, and subsequently all trade finance, for ABN AMRO North America, including LaSalle Bank. Prior to her tenure at ABN AMRO, Ms. Fletcher served in various capacities at First Interstate Bank, Ltd./Standard Chartered Bank, Export-Import Bank of the U.S., and Wells Fargo Bank. Ms. Fletcher received her Bachelor of Arts in government from Hamilton College (Kirkland College) in 1975, and her Master of Science in accounting from Georgetown University in 1984. Ms. Fletcher also served as an intern to the United States Senate in 1974 and to the United States Chamber of Commerce in 1976.

Trustees’ Fund Holdings as of December 31, 2014. As of December 31, 2014, the Trustees owned shares of the Funds as set forth in the table below. The following are the ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies[1]
Independent Trustees
James U. Jensen		Over$100,000
Emerging India Fund	$10,001-$50,000
Emerging Markets Small Cap Growth Fund	$1-$10,000
Frontier Emerging Small Countries Fund	$1-$10,000
Global Opportunities Fund	$1-$10,000
International Growth Fund	$1-$10,000
International Opportunities Fund	$10,001-$50,000
Long/Short Fund	$1-$10,000
Micro Cap Fund	$10,001-$50,000
Micro Cap Value Fund	$1-$10,000
Small Cap Growth Fund	$10,001-$50,000
Small Cap Value Fund	$10,001-$50,000
Strategic Income Fund	$1-$10,000
Ultra Growth Fund	$1-$10,000
World Innovators Fund	$10,001-$50,000
All other Funds	None

D. James Croft		Over $100,000
Core Growth Fund	Over $100,000
Emerging India Fund	$10,001-$50,000
Emerging Markets Small Cap Growth Fund	$10,001-$50,000
Frontier Emerging Small Countries Fund	$10,001-$50,000
Global Opportunities Fund	$10,001-$50,000
International Growth Fund	$10,001-$50,000
Large Cap Value Fund	$10,001-$50,000
Small Cap Growth Fund	$1-$10,000
All other Funds	None

Miriam M. Allison		Over $100,000
Core Growth Fund	$50,001-$100,000
Emerging India Fund	$10,001-$50,000
Emerging Markets Small Cap Growth Fund	$10,001-$50,000
Emerging Markets Select Fund	$50,001-$100,000
Frontier Emerging Small Countries Fund	$10,001-$50,000
Global Opportunities Fund	Over $100,000
Heritage Growth Fund	$1-$10,000
International Growth Fund	$10,001-$50,000
International Opportunities Fund	$10,001-$50,000
Large Cap Value Fund	$10,001-$50,000

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	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies[1]
Long/Short Fund	$50,001-$100,000
Micro Cap Fund	$1-$10,000
Micro Cap Value Fund	$10,001-$50,000
Small Cap Growth Fund	Over $100,000
Small Cap Value Fund	$10,001-$50,000
Strategic Income Fund	Over $100,000
Ultra Growth Fund	$1-$10,000
World Innovators Fund	$10,001-$50,000
Income Fund	$1-$10,000
US Treasury Fund	$1-$10,000

Heikki Rinne		Over $100,000
Core Growth Fund	$10,001-$50,000
Emerging India Fund	$10,001-$50,000
Emerging Markets Select Fund	$1-$10,000
Frontier Emerging Small Countries Fund	$10,001-$50,000
Global Opportunities Fund	$10,001-$50,000
Heritage Growth Fund	$10,001-$50,000
International Growth Fund	$10,001-$50,000
International Opportunities Fund	$10,001-$50,000
Large Cap Value Fund	$10,001-$50,000
Long/Short Fund	$10,001-$50,000
Micro Cap Fund	$10,001-$50,000
Micro Cap Value Fund	$10,001-$50,000
Small Cap Growth Fund	$10,001-$50,000
Small Cap Value Fund	$10,001-$50,000
Strategic Income Fund	$10,001-$50,000
Ultra Growth Fund	$10,001-$50,000
World Innovators Fund	$10,001-$50,000
All other Funds	None

Kristen M. Fletcher		$1-$10,000
Frontier Emerging Small Countries Fund	$1-$10,000
All other Funds	None

Interested Trustee

Samuel S. Stewart, Jr.		Over $100,000
Core Growth Fund	$50,001-$100,000
Frontier Emerging Small Countries Fund	Over $100,000
Global Opportunities Fund	$10,001-$50,000
International Opportunities Fund	$50,001-$100,000
Small Cap Growth Fund	$1-$10,000
Strategic Income Fund	Over $100,000
World Innovators Fund	Over $100,000
All other Funds	None

[1]	There are 20 separate series in the Trust.

Compensation. Beginning in the calendar year of 2015, the Funds’ method of compensating Trustees is to pay each Independent Trustee a retainer of $90,000 per year for services rendered and a fee of $12,000 for each Board of Trustees meeting attended in person or telephonically. Also, members of the Audit Committee receive a fee

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of $6,000 for each Audit Committee meeting attended in person or telephonically, and members of the Nominating Committee receive a fee of $6,000 for each Nominating Committee meeting attended in person or telephonically. In addition, each Independent Trustee receives a fee of $12,000 for attendance at an executive session held with respect to the contract renewal process for the Funds. In addition, the Chairman of the Board receives an additional fee of $22,500 a year as Chairman and $3,000 for attendance in person or telephonically at a Board meeting, the Chairman of the Audit Committee receives an additional $13,500 per year as Chairman and $900 for attendance in person or telephonically at an Audit Committee meeting, and the Chairman of the Nominating Committee receives an additional $13,500 per year as Chairman, and $900 for attendance in person or telephonically at a Nominating Committee meeting.

For the calendar year of 2014, the Funds’ method of compensating Trustees was to pay each Independent Trustee a retainer of $85,000 per year for services rendered and a fee of $12,000 for each Board of Trustees meeting attended in person or telephonically. Also, members of the Audit Committee received a fee of $6,000 for each Audit Committee meeting attended in person or telephonically, and members of the Nominating Committee received a fee of $4,000 for each Nominating Committee attended in person or telephonically. In addition, each Independent Trustee received a fee of $12,000 for attendance at an executive session held with respect to the contract renewal process for the Funds. In addition, the Chairman of the Board received an additional fee of $21,250 a year as Chairman and $3,000 for attendance in person or telephonically at a Board meeting, the Chairman of the Audit Committee received an additional $12,750 per year as Chairman and $900 for attendance in person or telephonically at an Audit Committee meeting, and the Chairman of the Nominating Committee received an additional $12,750 per year as Chairman, and $600 for attendance in person or telephonically at a Nominating Committee meeting.

The Funds also may reimburse the Independent Trustees for travel expenses incurred in order to attend meetings of the Board of Trustees and for continuing education expenses. Officers serve in that capacity without compensation from the Trust. The table below sets forth the compensation paid to the Trust’s Trustees during the fiscal year ended September 30, 2014 (exclusive of out-of-pocket expenses reimbursed).

Name of Trustee	Aggregate Compensation from Trust[1]	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Trust and Fund Complex paid to Trustees
Interested Trustee
Samuel S. Stewart, Jr.	$0	$0	$0
Independent Trustees
James U. Jensen	$209,625.00	$0	$209,625.00
William R. Swinyard[2]	$51,312.50	$0	$51,312.50
D. James Croft	$192,275.00	$0	$192,275.00
Miriam M. Allison	$189,762.50	$0	$189,762.50
Heikki Rinne	$177,500.00	$0	$177,500.00
Kristen M. Fletcher[3]	$0	$0	$0

[1]	There are 20 separate series in the Trust.
[2]	Effective December 31, 2013, Dr. Swinyard retired as a Trustee of the Trust.
[3]	Ms. Fletcher was appointed as a Trustee of the Trust October 2014.

Code of Ethics. Rule 17j-1 under the 1940 Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a Fund’s investment activities. The Funds, the Advisor and the Sub-Advisors have each adopted a Code of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics each require personnel who are “access persons” of any Fund within the meaning of Rule 17j-1 to comply with the respective Code of Ethics adopted pursuant to Rule 17j-1, subject to sanctions by the Advisor or a Sub-Advisor, as applicable, in the event of non-compliance.

The Codes of Ethics place certain restrictions on the trading activities of applicable access persons. Under the Advisor’s Code, access persons are further required to pre-clear, by memorandum approved by the Advisor’s Approval Committee, each personal transaction in a non-exempt security. The Advisor’s Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by a Fund. The pre-clearance process is designed to prevent transactions that conflict with interests of the Wasatch Funds. Access persons under the Advisor’s

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Code of Ethics are also required to report their non-exempt personal securities transactions on a quarterly basis. Under 1st Source’s Code of Ethics, access persons are also required to pre-clear personal securities transactions on non-exempt securities with the 1st Source compliance officer. Access persons under 1st Source’s Code of Ethics must also report, among other things, their non-exempt personal securities transactions on a quarterly basis. Access persons under HIMCO’s Code of Ethics must submit to HIMCO’s chief compliance officer an annual report of the access person’s current securities holdings and reportable quarterly securities transactions reports. Access persons under HIMCO’s Code of Ethics are not required to submit (i) any report with respect to securities held in accounts over which the access person had no direct or indirect influence or control; (ii) a transaction report with respect to transactions effected pursuant to an automatic investment plan; or (iii) a transaction report, if the report would duplicate information contained in broker trade confirmations or account statements that HIMCO holds in its records, so long as HIMCO receives the confirmations or statements no later than 30 days after the end of the applicable calendar quarter.

Proxy Voting Policies. The Trust’s, the Advisor’s and 1st Source’s Proxy Voting Policy and Procedures are attached as Appendix B to this SAI.

The Trust on behalf of each of its series has filed with the SEC each Fund’s voting records on Form N-PX for the 12-month period ended June 30, 2014. Form N-PX must be filed by the Trust on behalf of its series each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 800.551.1700 or visiting the Funds’ website at www.WasatchFunds.com or the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 2, 2015, the Funds were aware that the following persons or entities owned a controlling interest (ownership of greater than 25%) or owned of record 5% or more of the outstanding shares of each of the Funds. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Trust. An asterisk below (*) indicates a beneficial owner, not a shareholder of record.

Name of Fund	Name and Address	Percentage of Class Outstanding (%)
Core Growth Fund – Investor Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281	40.79%
Core Growth Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main St. San Francisco, CA 94105	19.01%
Core Growth Fund – Institutional Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281	8.49%
Core Growth Fund – Institutional Class	Bank of America 4800 Deer Lake Drive East Jacksonville, FL 32246	27.16%
Core Growth Fund – Institutional Class	Kaufman & Bernstein Retirement 11766 Wilshire Blvd. Los Angeles, CA 90025	11.04%
Core Growth Fund – Institutional Class	New Jersey Performing Arts Center One Center Street Newark, NJ 07102	6.05%
Core Growth Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	8.72%
Core Growth Fund – Institutional Class	Vanguard Fiduciary Trust Co. P.O. Box 2600 VM 613 Valley Forge, PA 19482	19.44%

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Name of Fund	Name and Address	Percentage of Class Outstanding (%)
Emerging India Fund – Investor Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281	32.81%
Emerging India Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	28.49%
Emerging Markets Select Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	58.61%
Emerging Markets Select Fund – Investor Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281	15.04%
Emerging Markets Select Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	33.08%
Emerging Markets Select Fund – Institutional Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281	58.66%
Emerging Markets Small Cap Fund – Investor Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281	21.83%
Emerging Markets Small Cap Fund – Investor Class	Mac & Co. 525 William Penn Place Pittsburg, PA 15230	5.37%
Emerging Markets Small Cap Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	35.35%
Frontier Emerging Small Countries Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	23.22%
Frontier Emerging Small Countries Fund – Investor Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281	50.84%
Global Opportunities Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	46.63%
Global Opportunities Fund – Investor Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281	18.61%
Heritage Growth Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	29.66%
Heritage Growth Fund – Investor Class	FIIOC 100 Magellan Way Covington, KY 41018	9.51%
Heritage Growth Fund – Investor Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281	13.59%

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Name of Fund	Name and Address	Percentage of Class Outstanding (%)
International Growth Fund – Investor Class	Pershing LLC 1 Pershing Plaza Jersey City, NY 07399	10.09%
International Growth Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	28.88%
International Growth Fund – Investor Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281	24.08%
International Opportunities Fund – Investor Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281	56.44%
International Opportunities Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	8.29%
International Opportunities Fund – Investor Class	Pershing LLC 1 Pershing Plaza Jersey City, NY 07399	16.44%
Large Cap Value Fund – Investor Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281	40.79%
Large Cap Value Fund – Investor Class	Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104	32.23%
Large Cap Value Fund – Investor Class	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	6.93%
Large Cap Value Fund – Institutional Class	TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	6.87%
Large Cap Value Fund – Institutional Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281	12.54%
Large Cap Value Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	78.53%
Long/Short Fund – Investor Class	Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104	35.36%
Long/Short Fund – Investor Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281	32.13%
Long/Short Fund – Investor Class	LPL Financial P.O. Box 509046 San Diego, CA 92150	10.39%
Long/Short Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	78.07%

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Name of Fund	Name and Address	Percentage of Class Outstanding (%)
Long/Short Fund-Institutional Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281	15.04%
Micro Cap Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	15.81%
Micro Cap Fund – Investor Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281	10.89%
Micro Cap Value Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	22.92%
Micro Cap Value Fund – Investor Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281	24.25%
Micro Cap Value Fund – Investor Class	TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	9.62%
Small Cap Growth Fund – Investor Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281	28.29%
Small Cap Growth Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	23.84%
Small Cap Value Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	18.25%
Small Cap Value Fund – Investor Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281	22.90%
Small Cap Value Fund – Investor Class	TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	5.53%
Small Cap Value Fund – Institutional Class	Wells Fargo Bank 1525 West Wt Harris Blvd Charlotte, NC 28288	7.60%
Small Cap Value Fund – Institutional Class	Sealaska Coporation One Sealaska Plaze Suite 400 Juneau, AK 99801	6.31%
Small Cap Value Fund – Institutional Class	Nabank Co. P.O. Box 2180 Tulsa, OK 74101	24.53%
Small Cap Value Fund – Institutional Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281	13.50%
Small Cap Value Fund – Institutional Class	Kaufman & Bernstein Retirement 11766 Wilshire Blvd. Los Angeles, CA 90025	35.78%

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Name of Fund	Name and Address	Percentage of Class Outstanding (%)
Small Cap Value Fund –Institutional Class	John Wessman, Trustee, Wessman Development Co. 555 Sunrise Highway Suite 200 Palm Springs, CA 92264	7.07%
Strategic Income Fund – Investor Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281	27.70%
Strategic Income Fund – Investor Class	TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	6.79%
Strategic Income Fund – Investor Class	Samuel S. Stewart Jr.* 269 A Street Salt Lake City, UT 84103	7.12%
Strategic Income Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	17.75%
Strategic Income Fund – Investor Class	First Clearing LLC 2801 Market Street Saint Louis, MO 63103	11.84%
Ultra Growth Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	11.80%
Ultra Growth Fund – Investor Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281	16.44%
World Innovators Fund – Investor Class	Pershing LLC 1 Pershing Plaza Jersey City, NY 07399	5.48%
World Innovators Fund – Investor Class	Pims Prudential Retirement 1221 Oak Street Oakland, CA 94612	5.30%
World Innovators Fund – Investor Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281	25.45%
World Innovators Fund – Investor Class	Merrill Lynch Pierce 4800 Deer Lake Drive E 3rd Jacksonville, FL 32246	5.55%
World Innovators Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	13.28%
1st Source Income Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	50.32%
1st Source Income Fund – Investor Class	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	33.67%
Hoisington U.S. Treasury Fund – Investor Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281	22.10%
Hoisington U.S. Treasury Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	23.64%

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Name of Fund	Name and Address	Percentage of Class Outstanding (%)
Hoisington U.S. Treasury Fund – Investor Class	First Clearing LLC 2801 Market Street Saint Louis, MO 63103	16.81%
Hoisington U.S. Treasury Fund – Investor Class	Nabank Co. P.O. Box 2180 Tulsa, OK 74101	7.73%
Hoisington U.S. Treasury Fund – Investor Class	TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	6.35%

As of January 2, 2015, the Trustees and officers as a group owned less than 1% of the shares outstanding of each Fund, except for the Large Cap Value Fund (Institutional Class), Strategic Income Fund and World Innovators Fund. The Trustees and officers owned 2.22% of the outstanding shares of the Large Cap Value Fund (Institutional Class), 9.85% of the outstanding shares of the Strategic Income Fund and 1.35% of the outstanding shares of the World Innovators Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor. As described above and in the Prospectus, the Advisor is responsible for making investment decisions and providing services for Wasatch Funds under an advisory and service contract with the Trust on behalf of the respective Funds. The Advisor, organized in September 1975, has been in the business of investment management since November 1975, and had total assets under management, including the assets of the Funds, of approximately $18.8 billion as of December 31, 2014. In December 2007, the Advisor created WA Holdings, Inc. to act as a holding company of the Advisor. The Advisor is a wholly-owned subsidiary of WA Holdings, Inc., which is 100% owned by the employees of the Advisor. The holding company was created to allow the Advisor to plan for growth and the ongoing continuity of its organization.

Dr. Samuel S. Stewart, Jr. is President of Wasatch Funds and Chairman of the Board of the Advisor. Dr. Stewart is a Director of the Advisor and is also an Interested Trustee of Wasatch Funds.

The principal executive officers and directors of the Advisor are Samuel S. Stewart, Jr., Ph.D., Chairman of the Board; Jeff S. Cardon, Chief Executive Officer, President, Treasurer and Director; Roger D. Edgley, Director; Gene Podsiadlo, Director; Michael K. Yeates, Chief Financial Officer, Vice President and Director; JB Taylor, Director; Daniel D. Thurber, General Counsel, Vice President, Secretary and Chief Compliance Officer; and Eric S. Bergeson, Director. In addition to positions held with the Advisor, the following also hold positions with the Trust: Dr. Stewart, President; and Mr. Thurber, Vice President.

Under the Advisory and Service Contract, each Fund pays the Advisor a monthly fee computed on average daily net assets as set forth below.

Fund	Annual Rate
Core Growth Fund	1.00%
Emerging India Fund	1.50%
Emerging Markets Select Fund	1.25%
Emerging Markets Small Cap Fund	1.75%
Frontier Emerging Small Countries Fund	1.75%
Global Opportunities Fund	1.50%
Heritage Growth Fund	0.70%
International Growth Fund	1.25%
International Opportunities Fund	1.95%
Large Cap Value Fund	0.90%
Long/Short Fund	1.10%
Micro Cap Fund	1.75%

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Fund	Annual Rate
Micro Cap Value Fund	1.75%
Small Cap Growth Fund	1.00%
Small Cap Value Fund	1.00%
Strategic Income Fund	0.70%
Ultra Growth Fund	1.00%
World Innovators Fund	1.50%
Income Fund	0.55%
U.S. Treasury Fund	0.50%

The management fees paid by the Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, International Opportunities Fund, Micro Cap Fund and Micro Cap Value Fund are higher than those paid by most mutual funds. The management fees paid by certain other Wasatch Funds are higher than the management fees charged by many mutual funds. The management fees are computed and accrued daily and are payable monthly.

The Advisor provides an investment program for, and carries out the investment policy and manages the portfolio assets of, each Fund. The Advisor is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, quantity and time to buy or sell securities for each Fund. In addition to providing investment services, the Advisor pays for office space and facilities for the Trust.

The Funds pay all of their own expenses, including, without limitation: the cost of preparing and printing registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto; the expense of registering shares with the SEC and in the various states; costs of typesetting, printing and mailing the Prospectus, SAI and reports to shareholders; costs associated with reports to government authorities and proxy statements; fees paid to Trustees who are not interested persons (as defined in the 1940 Act); interest charges; taxes; legal expenses; association membership dues; fees for auditing services; fees for administrative services; insurance premiums; fees and expenses of the Custodian of the Funds’ assets; printing and mailing expenses; charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents; certain expenses incurred by employees of the Advisor; and extraordinary and non-recurring expenses.

The Advisory and Service Contract will terminate automatically in the event of its assignment. In addition, the Advisory and Service Contract is terminable at any time, without penalty, by the Board of Trustees or by a vote of a majority of a Fund’s outstanding voting securities on 60 days’ written notice to the Advisor, or by the Advisor upon 60 days’ written notice to the other party. The Advisory and Service Contract shall continue in effect initially for a two-year period and thereafter only so long as such continuance is specifically approved at least annually by either the Board of the Trust or by a vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act), provided that, in either event, such continuance is also approved by a vote of a majority of the Trustees who are not parties to such Agreement, or “interested persons” (as defined in the 1940 Act) of such parties, cast in person at a meeting called for the purpose of voting on such approval.

In order to promote quality service, the Advisor may give financial rewards or special recognition to employees of service providers, such as the Funds’ fulfillment agent, UMB Distribution Services, LLC. Costs associated with the financial rewards or special recognition are paid by the Advisor not the Funds.

The Advisor has contractually agreed to limit until January 31, 2016 the total annual fund operating expenses of each Fund as set forth below.

Fund – Investor Class Shares	Operating Expense Limit as a percentage of average net assets calculated on a daily basis
Core Growth Fund	1.50%
Emerging India Fund	1.95%
Emerging Markets Select Fund	1.69%

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Fund – Investor Class Shares	Operating Expense Limit as a percentage of average net assets calculated on a daily basis
Emerging Markets Small Cap Fund	1.95%
Frontier Emerging Small Countries Fund	2.25%
Global Opportunities Fund	1.95%
Heritage Growth Fund	0.95%
International Growth Fund	1.75%
International Opportunities Fund	2.25%
Large Cap Value Fund	1.10%
Micro Cap Fund	1.95%
Micro Cap Value Fund	1.95%
Small Cap Growth Fund	1.50%
Small Cap Value Fund	1.50%
Strategic Income Fund	0.95%
Ultra Growth Fund	1.50%
World Innovators Fund	1.95%
U.S. Treasury Fund	0.75%

The Advisor will pay all expenses (excluding interest, taxes, brokerage commissions, dividend expense on short sales/interest expense, other investment related costs, acquired Fund fees and expenses and extraordinary expenses) in excess of such limitations.

For the fiscal years ended September 30, 2014, 2013 and 2012, the Advisor accrued the following management fees and waived a portion of its management fees or reimbursed expenses as set forth below.

Name of Fund	2014	2013	2012
Core Growth Fund
Gross Management Fees	$9,657,663	$7,620,293	$5,199,168
Reimbursed/Waived Management Fees[1]	(25,164)	(27,518)	(23,959)
Emerging India Fund
Gross Management Fees	346,010	212,292	177,317
Reimbursed/Waived Management Fees	(142,479)	(146,193)	(172,611)
Emerging Markets Select Fund[2]
Gross Management Fees	789,263	277,075	—
Reimbursed/Waived Management Fees	(122,974)	(156,490)	—
Emerging Markets Small Cap Fund
Gross Management Fees	28,950,484	30,612,219	19,749,590
Reimbursed/Waived Management Fees	(1,157,057)	(1,997,193)	(2,027,373)
Frontier Emerging Small Countries Fund[3]
Gross Management Fees	19,289,803	6,838,711	169,562
Reimbursed/Waived Management Fees	(19,996)	(700,327)	(135,086)
Global Opportunities Fund
Gross Management Fees	3,183,789	2,812,539	2,443,883
Reimbursed/Waived Management Fees	—	—	—
Heritage Growth Fund
Gross Management Fees	889,922	812,250	697,750
Reimbursed/Waived Management Fees	(1,824)	(50,719)	(84,000)
International Growth Fund
Gross Management Fees	19,276,065	10,832,344	4,076,272
Reimbursed/Waived Management Fees	—	—	—
International Opportunities Fund
Gross Management Fees	6,369,864	4,688,573	3,433,363
Reimbursed/Waived Management Fees	(517,596)	(406,217)	(404,202)
Large Cap Value Fund

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Name of Fund	2014	2013	2012
Gross Management Fees	5,524,534	11,008,832	13,989,937
Reimbursed/Waived Management Fees	(123,285)	(790,038)	(796,152)
Long/Short Fund
Gross Management Fees	29,199,942	20,524,246	12,635,737
Reimbursed/Waived Management Fees[4]	—	(51,108)	—
Micro Cap Fund[5]
Gross Management Fees	5,957,003	5,585,193	5,616,266
Reimbursed/Waived Management Fees	—	—	—
Micro Cap Value Fund[5]
Gross Management Fees	3,256,172	2,834,046	2,817,933
Reimbursed/Waived Management Fees	(96,356)	(3,504)	(79,199)
Small Cap Growth Fund
Gross Management Fees	24,757,315	20,675,843	16,194,755
Reimbursed/Waived Management Fees	(11,294)	(10,485)	—
Small Cap Value Fund[6]
Gross Management Fees	2,515,804	1,873,338	2,101,313
Reimbursed/Waived Management Fees	(31,403)	(31,635)	(23,053)
Strategic Income Fund
Gross Management Fees	545,074	386,183	271,282
Reimbursed/Waived Management Fees	(10,031)	(59,900)	(73,097)
Ultra Growth Fund
Gross Management Fees	1,336,121	1,401,834	1,449,184
Reimbursed/Waived Management Fees	—	—	—
World Innovators Fund
Gross Management Fees	4,428,473	3,010,978	1,721,858
Reimbursed/Waived Management Fees	(1,778)	(33,084)	—
Income Fund
Gross Management Fees	669,699	747,313	779,287
Reimbursed/Waived Management Fees	—	—	—
U.S. Treasury Fund
Gross Management Fees	982,485	1,219,262	1,207,718
Reimbursed/Waived Management Fees	—	—	—

[1]	The Core Growth Fund reimbursed fees during 2012, 2013 and 2014 to the Institutional Class only.
[2]	The Emerging Markets Select Fund commenced operations on December 13, 2012.
[3]	The Frontier Emerging Small Countries Fund commenced operations on January 31, 2012.
[4]	The Long/Short Fund reimbursed fees during 2013 to the Institutional Class only.
[5]	Effective January 31, 2014, the management fee for the Micro Cap Fund and Micro Cap Value Fund was reduced from 1.95% to 1.75%.
[6]	Effective January 31, 2012, the management fee for the Small Cap Value Fund was reduced from 1.50% to 1.00%.

Sub-Advisors. HIMCO is the Sub-Advisor to the U.S. Treasury Fund. HIMCO is a Texas corporation, and its principal place of business is 6836 Bee Caves Road, Building 2, Suite 100, Austin, Texas 78746-6464. HIMCO had total assets under management of approximately $6.1 billion as of December 31, 2014. Van Robert Hoisington controls more than 25% of the voting securities of HIMCO.

Pursuant to a sub-advisory agreement entered into between the Advisor and HIMCO, (“HIMCO Sub-Advisory Agreement”), and subject to the supervision of the Advisor, HIMCO directs the investment of the U.S. Treasury Fund’s assets and is responsible for the continuing management of the Fund’s assets, including the placement of purchase and sale orders on behalf of the Fund. The HIMCO Sub-Advisory Agreement provides that the Advisor shall pay HIMCO a monthly management fee computed at the annual rate of 0.02% of the Fund’s average daily net assets as long as and whenever the Fund has net assets less than $20 million and one-half (1/2) of the monthly fee the Advisor receives from the Fund under the Advisory and Service Contract as long as and whenever the Fund has net assets of $20 million or more. The Advisor retains the remainder of the advisory fee paid under the Advisory and Service Contract. The Sub-Advisor may reimburse the Advisor for certain expenses.

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1st Source is the Sub-Advisor to the Income Fund. 1st Source is a registered investment advisor that has been in business since 2001. 1st Source agreed to become the Sub-Advisor for the Income Fund in 2008. 1st Source has its offices at 100 North Michigan Street, South Bend, Indiana 46601. 1st Source is a wholly owned subsidiary of 1st Source Bank, which is a wholly owned subsidiary of 1st Source Corporation, a publicly held bank holding company. 1st Source Bank, which was founded in 1936, and its affiliates, administer and manage on behalf of their clients, assets of approximately $4.82 billion. 1st Source Bank has over 70 years of banking experience. 1st Source makes the day-to-day investment decisions for the Income Fund. In addition, 1st Source continuously reviews, supervises and administers the Fund’s investment program. 1st Source had total assets under management of approximately
$2.79 billion as of December 31, 2014.

Pursuant to a sub-advisory agreement entered into between the Advisor and 1st Source (“1st Source Sub-Advisory Agreement” and, together with the HIMCO Agreement, the “Sub-Advisory Agreements”), and subject to the supervision of the Advisor, 1st Source directs the investment of the Income Fund’s assets and is responsible for the continuing management of the Fund’s assets, including the placement of purchase and sale orders on behalf of the Fund. Under the 1st Source Sub-Advisory Agreement between the Advisor and 1st Source, the Advisor has agreed to pay the Sub-Advisor a management fee, which is currently equal to 0.28% of the Income Fund’s average daily net assets. 1st Source may reimburse the Advisor for certain expenses.

Each Sub-Advisory Agreement will terminate automatically in the event of its assignment. In addition, each Sub-Advisory Agreement is terminable at any time, without penalty, by the Board of Trustees or by a vote of a majority of a Fund’s outstanding voting securities on 60 days’ written notice to the Advisor and the Sub-Advisor. Each Sub-Advisory Agreement may be terminated by the Advisor on 60 days’ written notice to a Sub-Advisor, or by a Sub-Advisor on 60 days’ written notice to the Advisor. Each Sub-Advisory Agreement shall continue in effect only so long as such continuance is specifically approved at least annually by either the Board of Trustees of the Trust, or by a vote of a majority (as defined in the 1940 Act) of the outstanding securities of a Fund, provided that, in either event, such continuance is also approved by a vote of a majority of the Trustees who are not parties to such Agreements, or “interested persons” (as defined in the 1940 Act) of such parties, cast in person at a meeting called for the purpose of voting on such approval.

General Information

Administrator. The Trust has entered into an administration agreement with State Street Bank and Trust Company (“State Street”), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, pursuant to which State Street provides administrative services to Wasatch Funds. Pursuant to an administration agreement effective March 31, 2010, as amended, the Administrator is responsible for (i) the general administrative duties associated with the day-to-day operations of Wasatch Funds; (ii) conducting relations with the custodian, independent registered public accounting firm, legal counsel and other service providers; (iii) providing regulatory reporting; and (iv) providing necessary office space, equipment, personnel, compensation and facilities for handling the affairs of Wasatch Funds. In performing its duties and obligations under the Administration Agreement, the Administrator shall not be held liable except in the case of its willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties. As compensation for its services, the Administrator receives an annual fee based upon a percentage of the average daily net assets of the Funds.

For the fiscal years ended September 30, 2014, 2013 and 2012, the fees paid to the Administrator are set forth below.

Name of Fund	2014	2013	2012
Core Growth Fund	$128,969	$110,823	$90,582
Emerging India Fund	3,335	2,337	2,071
Emerging Markets Select Fund[1]	8,668	3,355	—
Emerging Markets Small Cap Fund	220,637	255,470	195,705
Frontier Emerging Small Countries Fund[2]	147,568	55,357	1,629
Global Opportunities Fund	28,522	27,539	28,594
Heritage Growth Fund	17,201	17,231	17,327
International Growth Fund	206,033	124,525	56,716
International Opportunities Fund	43,827	35,202	30,694

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Name of Fund	2014	2013	2012
Large Cap Value Fund	81,918	179,739	272,245
Long/Short Fund	364,353	278,107	199,456
Micro Cap Fund	43,887	42,124	50,253
Micro Cap Value Fund	24,162	21,461	25,274
Small Cap Growth Fund	330,115	301,346	281,964
Small Cap Value Fund	33,862	27,592	31,484
Strategic Income Fund	10,644	8,260	6,723
Ultra Growth Fund	18,025	20,757	25,311
World Innovators Fund	39,620	29,400	19,868
Income Fund	16,481	20,196	24,733
U.S. Treasury Fund	26,472	36,195	42,019

[1]	The Emerging Markets Select Fund commenced operations on December 13, 2012.
[2]	The Frontier Emerging Small Countries Fund commenced operations on January 31, 2012.

Fund Accountant. Wasatch Funds has entered into an agreement with State Street pursuant to which State Street provides daily accounting services for the Trust. Under the agreement with State Street, the cost to each Fund is its allocable portion of the fee based upon Wasatch Funds’ assets computed daily and payable monthly, at the annual rate of 0.0140% and decreasing if the assets exceed $3.5 billion.

Distributor. Shares of the Funds are offered on a continuous basis through ALPS Distributors, Inc. (“ADI” or the “Distributor”),
1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor of the Funds pursuant to a Distribution Agreement between the Funds and ADI. ADI also serves as distributor for other mutual funds. As distributor, ADI acts as the Funds’ agent to underwrite, sell and distribute shares in a continuous offering, pursuant to a best efforts arrangement.

Transfer Agent. UMB Fund Services, Inc. (“UMBFS”), 235 W. Galena St., Milwaukee, Wisconsin 53212, acts as the Funds’ transfer agent and dividend paying agent. As transfer agent, UMBFS keeps records of shareholder accounts and transactions. The Funds pay UMBFS a transfer agent fee based on the number of shareholder accounts, subject to a minimum annual fee.

Custodian. State Street also serves as Wasatch Funds’ custodian of the assets of the Funds and is responsible for, among other things, safeguarding and controlling the Funds’ cash and securities. Wasatch Funds pays State Street a custodian fee based upon assets and transactions of the Trust.

Legal Counsel to Wasatch Funds and Independent Trustees. Chapman and Cutler LLP, 111 West Monroe Street, Chicago,
IL 60603, acts as legal counsel to the Trust and its Independent Trustees and reviews certain legal matters for the Trust in connection with the shares offered by the Prospectus.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106, is the Trust’s independent registered public accounting firm. In this capacity the firm is responsible for auditing the financial statements of the Trust and reporting thereon.

Other Service Agreements. The Trust, on behalf of the Funds, has also entered into service agreements with various financial institutions pursuant to which the financial institutions provide certain administrative services with respect to their customers who are beneficial owners of shares of the Funds. Pursuant to these service agreements, the Advisor and/or the Funds compensate the financial institutions for the administrative services provided, which compensation is based on the aggregate assets of their customers who are invested in the Funds.

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PORTFOLIO MANAGERS

As described in the Prospectus, each Fund is managed by a team of Wasatch portfolio managers and analysts led by one or more portfolio managers. These individuals may also have responsibility for the day-to-day management of accounts other than the Wasatch Funds.

Management of Other Accounts and Potential Conflicts of Interest. The following table lists the number and types of accounts managed by each portfolio manager and assets under management in those accounts as of December 31, 2014.

Accounts Managed by Portfolio Managers1

	Registered Investment Company Accounts[2]		Other Pooled Investment Vehicle Accounts		Other Accounts[3]
Portfolio Manager	Number of Accounts	Assets Managed ($)	Number of Accounts	Assets Managed ($)	Number of Accounts	Assets Managed ($)
Wasatch Advisors, Inc.
Chris Bowen	1	117,292,396	—	—	3	57,820,585
Brian Bythrow	1	157,616,934	—	—	—	—
Jeff Cardon	1	2,336,254,664	—	—	67	1,749,927,917
Daniel Chace	1	312,808,303	—	—	3	10,453,245
Roger Edgley	3	2,639,259,146	1	373,766,088	17	3,040,847,362
Laura Geritz	2	1,619,732,556	1	194,500,599	1	49,512,054
Kabir Goyal	1	1,256,015,198	—	—	6	649,457,007
Ajay Krishnan	3	289,762,940	—	—	3	288,973,082
Andrey Kutuzov	1	1,325,664,750	1	373,766,088	9	1,724,119,315
Paul Lambert	1	986,470,109	—	—	42	891,683,410
Jim Larkins	1	280,916,024	—	—	25	178,146,056
Linda Lasater	1	1,256,015,198	—	—	6	649,457,007
John Malooly	1	108,193,444	—	—	3	30,665,195
David Powers	1	346,676,388	—	—	1	1,346,907
Michael Shinnick	2	2,613,919,934	—	—	—	—
Ralph Shive	2	2,613,919,934	—	—	—	—
Samuel Stewart, Jr.	2	344,114,171	—	—	1	99,150,999
Joshua Stewart	1	221,365,038	—	—	1	99,150,999
JB Taylor	3	3,497,997,710	—	—	110	2,739,775,019
Scott Thomas	1	1,325,664,750	1	373,766,088	9	1,724,119,315
Jared Whatcott	1	330,915,021	—	—	—	—

Hoisington
Van Robert Hoisington	1	299,640,450	—	—	62	5,839,995,581

1st Source
Paul Gifford	1	108,817,188	—	—	390	930,651,553

[1]	If an account is managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, most accounts and assets have been counted two or more times.
[2]	Includes each series of Wasatch Funds separately. None of the Wasatch Funds charges a performance-based fee.
[3]	For the Advisor, other accounts would include, but are not limited to, individual and institutional accounts, pension and profit sharing plans, charitable organizations and state and municipal government entities. Wrap programs, advised by the Advisor, are represented as a single account. The number of accounts and the assets managed with performance-based fees are as follows:

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Other Accounts with Performance-Based Fees
Portfolio Manager	Number of Accounts	Assets Managed ($)
Wasatch Advisors, Inc.:
Chris Bowen	—	—
Brian Bythrow	—	—
Jeff Cardon	—	—
Daniel Chace	—	—
Roger Edgley	—	—
Laura Geritz	—	—
Kabir Goyal	—	—
Ajay Krishnan	—	—
Andrey Kutuzov	—	—
Paul Lambert	1	3,380,706
Jim Larkins	—	—
Linda Lasater	—	—
John Malooly	—	—
David Powers	—	—
Ralph Shive	—	—
Michael Shinnick	—	—
Samuel Stewart, Jr.	—	—
Joshua Stewart	—	—
JB Taylor	1	3,380,706
Scott Thomas	—	—
Jared Whatcott	—	—
Hoisington	—	—
Van Robert Hoisington	—	—
1st Source	—	—
Paul Gifford	—	—

There may be certain inherent conflicts of interest that arise in connection with a portfolio manager’s management of the respective Fund’s investments and the investments of any other fund or client accounts the Advisor or the respective Fund’s individual team members also manage. Such conflicts include allocation of investment opportunities among the Funds and other accounts managed by the Advisor or the portfolio manager; the aggregation of purchase and sale orders believed to be in the best interest of more than one account managed by the Advisor or the portfolio manager and the allocation of such orders across such accounts; and any soft dollar arrangements that the Advisor may have in place that could benefit a Fund and/or other accounts. Additionally, some Funds or accounts managed by a portfolio manager may have different fee structures, including performance fees, which are, or have the potential to be, higher or lower than the fees paid by another fund or account. To minimize the effects of these inherent conflicts of interest, the Advisor has adopted and implemented policies and procedures, including trade aggregation and allocation procedures, that it believes are reasonably designed to mitigate the potential conflicts associated with managing portfolios for multiple clients, including the Funds, and seeks to ensure that no one client is intentionally favored at the expense of another. These policies and procedures are discussed in more detail under the section entitled “Brokerage Allocation and Other Practices” of this SAI.

Portfolio managers at the Sub-Advisors may manage accounts for multiple clients. In addition, some funds or accounts managed by a portfolio manager or a Sub-Advisor may have different fee structures, including performance fees, which are or have the potential to be, higher or lower than the fees paid by another fund or account. There may be inherent conflicts that arise in connection with a portfolio manager’s management of multiple accounts, including allocation of investment opportunities or securities purchased or sold in an aggregated order. Portfolio managers at the Sub-Advisors make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, a Sub-Advisor may take action with respect

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to one account that may differ from the timing or nature of action taken with respect to another account. Accordingly, the performance of each account managed by a portfolio manager will vary. The Sub-Advisors have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which they believe are reasonably designed to minimize the potential conflicts associated with managing multiple accounts for multiple clients.

Wasatch Advisors, Inc.—Portfolio Management Team Compensation. As of December 31, 2014, the Advisor’s Compensation Committee and Executive Committee reviewed and determined its portfolio managers’ compensation. The committees may use independent third party investment industry compensation survey results in evaluating competitive market compensation for its investment professionals. The committees may also consult with professional industry recruiters. The elements of total compensation for the portfolio managers are base salary, performance-based bonus, profit sharing and other benefits. Portfolio managers who are also shareholders of the Advisor additionally receive quarterly dividends. The Advisor has balanced the components of pay to provide portfolio managers with an incentive to focus on both shorter and longer term performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the Funds they manage.

Each portfolio manager is paid a base salary, a potential bonus based on performance, potential deferred bonus grants based on performance and possibly stock dividends.

•	Base Salary. Each portfolio manager is paid a fixed base salary depending upon their tenure.

•	Performance Bonus. A large portion of a portfolio manager’s potential compensation is in the form of performance bonus. The performance bonus is based on pre-tax performance. At the end of each year, the Board of Directors of the Advisor will allocate a bonus pool that will loosely mirror firm profits net of stock buybacks and deferred compensation payouts. The majority of this bonus pool will be allocated to portfolio managers based on the 1, 3, and 5-year performance of their portfolios, which will reward them with significant economics for achieving top quartile performance relative to the performance of the applicable Fund’s peer group over both the short and long term. Peer groups are utilized to evaluate performance.

Portfolio managers and research analysts are not paid a “commission” for the solicitation or acquisition of new clients or the retention of existing clients. However, the amount of revenue generated by each product is overlaid on performance to determine the size of each portfolio manager’s bonus (e.g. if performance were equal, a portfolio manager on a higher revenue product would receive a larger bonus than one on a smaller revenue product).

Portfolio managers who manage separate accounts as well as mutual funds have bonus components calculated based on the performance of each individual product relative to its peer group. Revenue is again used as an element in converting performance results into the bonus amount.

Portfolio Managers are also rewarded for their stock selection contributions to other products and their impact on the overall success of the research team. This incentive is consistent with the Advisor’s collaborative team-based approach to portfolio management.

•	Deferred Bonus Grants. Portfolio managers are also eligible for deferred bonus grants payable in six years from the date of the grant, with their value directly tied to the Advisor’s revenues. Each portfolio manager’s grant size will be based on individual performance factors similar to those used to determine the annual performance bonus.

•	Stock/Dividends. All of the portfolio managers are shareholders of the Advisor. The relative amount of stock owned by each portfolio manager is at the discretion of the Advisor’s Board and will evolve over time, with bigger long-term contributors holding higher levels of ownership. New portfolio manager stock grants typically vest over a five-year period, with the vesting dependent on the performance of the Fund(s) managed by the portfolio manager.

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It is possible that certain profits of the Advisor could be paid out to shareholders through a stock dividend. However, there are no current plans or expectations for such a dividend.

Research Analysts

Research analysts are similarly paid through a mix of base salary, a potential bonus based on performance, potential deferred bonus grants based on performance, and possibly stock/dividends.

Since analysts do not manage a specific portfolio, their performance is primarily determined by the contributions of their stock picks to the Wasatch Funds and accounts separately managed by Wasatch Advisors. There is a small subjective component which is based on how each analyst has helped the research team succeed, and their contributions to the investment process & collaborative culture.

•	Other Benefits. Portfolio managers are also eligible to participate in broad-based benefit plans offered generally to the Advisor’s full-time employees, including 401(k), health and other employee benefit plans.

HIMCO—Portfolio Management Compensation. The portfolio management process at HIMCO is committee driven (the “Strategic Investment Committee” or “SIC”). HIMCO’s Board of Directors reviews and determines compensation. All members of the SIC are also officers of HIMCO. HIMCO’s Board may use third party investment industry compensation survey results in evaluating competitive market compensation for its investment professionals or it may consult with professional industry recruiters. The elements of total compensation for the officers are base salary, bonus, profit sharing and other benefits.

•	Base Salary. Each officer is paid a fixed base salary based on the individual’s experience with HIMCO and his or her responsibilities.

•	Bonus. All bonuses are set by the Executive Board of HIMCO. Employee bonuses are based on length of service, job responsibility, and contribution to the company. No performance bonuses are made as the portfolio management process is committee driven.

•	Profit Sharing. Profit sharing is on the basis of the overall profitability of HIMCO, as well as based on duration of employment and salary level.

•	Other benefits. Members of the SIC are eligible to participate in HIMCO’s health plan.

•	Dividends. Members of the SIC who are also shareholders of HIMCO may also receive dividends. This is determined by HIMCO’s Board of Directors.

•	Principal Shareholders. Van Robert Hoisington is the controlling shareholder of HIMCO and as a consequence, a significant portion of his compensation relates to the overall profitability of HIMCO.

1st Source—Portfolio Management Compensation. The compensation of the portfolio managers varies with the general success of 1st Source as a firm and its affiliates. The portfolio manager’s compensation consists of a fixed annual salary, plus additional remuneration based on the overall performance of 1st Source and its affiliates for the given time period, and, to a lesser extent, based on the performance of the Fund managed by that portfolio manager. For purposes of determining the portfolio manager’s compensation, the Fund’s performance is measured on a pre-tax basis for the prior 1-, 3- and 5- year periods against the performance of Morningstar’s High Quality Bond Fund peer group for the same periods.

Portfolio Managers Fund Ownership. As of December 31, 2014, the portfolio managers owned shares of the Funds as set forth in the table below. The following are the ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

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Name of Portfolio Manager	Name of Fund	Dollar Range of Equity Securities in the Fund
Chris Bowen	Heritage Growth Fund	$100,001-$500,000
Brian Bythrow	Micro Cap Value Fund	Over $1,000,000
Jeff Cardon	Small Cap Growth Fund	Over $1,000,000
Daniel Chace	Micro Cap Fund	$500,001-$1,000,000
Roger Edgley	Emerging Markets Select Fund Emerging Markets Small Cap Fund International Growth Fund	$100,001-$500,000 Over $1,000,000 Over $1,000,000
Laura Geritz	Frontier Emerging Small Countries Fund International Opportunities Fund	Over $1,000,000 Over $1,000,000
Kabir Goyal	International Growth Fund	None
Paul Gifford	Income Fund	$1-$10,000
Van Robert Hoisington	U.S. Treasury Fund	Over $1,000,000
Ajay Krishnan	Emerging India Fund Emerging Markets Select Fund Global Opportunities Fund	$500,001-$1,000,000 $100,001-$500,000 $100,001-$500,000
Andrey Kutuzov	Emerging Markets Small Cap Fund	$100,001-$500,000
Paul Lambert	Core Growth Fund	$500,001-$1,000,000
Jim Larkins	Small Cap Value Fund	Over $1,000,000
Linda Lasater	International Growth Fund	$10,001-$50,000
John Malooly	Ultra Growth Fund	$500,001-$1,000,000
David Powers	Large Cap Value Fund	$100,001-$500,000
Michael Shinnick	Long/Short Fund	Over $1,000,000
Ralph Shive	Long/Short Fund	$500,001-$1,000,000
Samuel S. Stewart, Jr.	Strategic Income Fund World Innovators Fund	Over $1,000,000 Over $1,000,000
Joshua Stewart	World Innovators Fund	$1-$10,000
JB Taylor	Core Growth Fund Global Opportunities Fund Small Cap Growth Fund	Over $1,000,000 Over $1,000,000 None
Scott Thomas	Emerging Markets Small Cap Fund	None
Jared Whatcott	International Opportunities Fund	$100,001-$500,000

BROKERAGE ALLOCATION AND OTHER PRACTICES

The brokerage practices of the Advisor and Sub-Advisors are monitored quarterly by the Board of Trustees including the Trustees that are disinterested persons (as defined in the 1940 Act) of the Trust.

The Advisor is responsible for selecting the broker or dealer to execute transactions for the Equity Funds and for negotiating and determining any commission rates to be paid for such transactions. The Advisor has no affiliated broker-dealer. The Advisor will use its best efforts to have transactions executed at prices that are advantageous to the Equity Funds and at commission rates that are reasonable in relation to the benefits received. The Advisor may consider a number of factors when selecting a broker or dealer to effect a transaction, including its financial strength and stability, its reputation and access to the markets for the security being traded, the efficiency with which the transaction will be effected, and the value of research products and services that a broker lawfully may provide to assist the Advisor in the exercise of its investment decision-making responsibilities. Although the Advisor may use broker-dealers that sell Fund shares to effect transactions for the Funds’ portfolios, the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

Brokerage transactions may be effected in the OTC market on an agency or commission-equivalent basis rather than on a principal or net price basis. OTC purchases and sales may be transacted directly with principal market makers or, under circumstances, on an agency basis if the Advisor believes that the interests of clients are best served by using a broker to execute OTC transactions where one or more market makers may not have the necessary liquidity and/or anonymity to fill the order. When the Advisor elects to transact in OTC securities on an agency basis, two transaction costs for a single trade may be incurred: a commission paid to the executing broker-dealer plus any mark-up or mark-down charged by the market making broker-dealer. The Equity Funds also expect that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter’s concessions or discount. On occasion, purchases may also be made from the issuers.

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Purchases and sales of fixed income securities will usually be principal transactions. Such securities are often purchased or sold from or to dealers serving as market makers for the securities at a net price. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions with dealers consists primarily of dealer spreads (i.e., a spread between the bid and asked prices). On occasion, purchases may also be made from the issuers. Purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter.

If the Advisor believes that the purchase or sale of a security is in the best interest of more than one of its clients (including the Equity Funds), the Advisor may aggregate the securities to be purchased or sold to obtain favorable execution and/or lower brokerage commissions. In certain foreign markets, aggregation may occur at the broker level at the instruction of the Advisor. If an aggregate order is partially filled, the Advisor will allocate securities so purchased or sold, as well as the expense incurred in the transaction, on a pro-rata basis or in another manner it considers to be equitable and consistent with its fiduciary obligations to its clients. The Board of Trustees has approved written trade aggregation policies and procedures that seek to ensure that aggregated transactions are made in a manner that is fair and equitable to, and in the best interests of, the various Funds and accounts. The Board of Trustees, in conjunction with the Advisor, will review the trade aggregation policies and procedures no less frequently than annually to seek to ensure that they are adequate to prevent any Wasatch Funds from being systematically disadvantaged as a result of the aggregated transactions.

Conflicts may arise in the allocation of investment opportunities among accounts (including the Equity Funds) that the Advisor advises. The Advisor will seek to allocate investment opportunities believed appropriate for one or more of its accounts equitably and consistent with the best interests of all accounts involved; however, there can be no assurance that a particular investment opportunity that comes to the Advisor’s attention will be allocated in any particular manner.

From time to time, the Advisor is given the opportunity to purchase an allocation of shares in an initial public offering (“IPO”). These allocations may be offered to the Advisor in part as a result of its past usage of various brokerage firms or previous private investments. If the aggregate order is partially filled, the Advisor will generally allocate securities purchased in these offerings to client accounts (including the Equity Funds) within the designated investment style(s) for which the security is best suited using a pro-rata or other method believed equitable by it, unless the total allocation to the Advisor or a particular investment style is de minimis.

The Trust’s Board of Trustees has authorized the Advisor to pay a broker who provides research services, commissions that are competitive with but that are higher than the lowest available rate that another broker might have charged, if the Advisor determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided. The provision of such services in exchange for brokerage business is commonly referred to as a “soft-dollar” transaction. Payment of higher commissions in exchange for research services will be made in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and other applicable state and federal laws. Section 28(e) of the 1934 Act defines “research” as, among other things, advice, directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Research products and services provided to the Advisor by broker-dealers may include, among other things, databases, data services, certain software and publications that provide access to and/or analysis of company, market and statistical data and proprietary research and analysis. In addition, the Advisor may receive certain products and services which provide both research and non-research or administrative assistance (“mixed-use”) benefits, for example, software which is used for both portfolio analysis and account administration. In these instances, the Advisor makes a reasonable allocation as follows: the portion of such service of specific component which provides assistance to Advisor in its investment decision-making responsibilities is obtained from the broker-dealer with commissions paid on client portfolio transactions (including the Funds), while the portion of such services or specific component which provides non-research assistance is paid by the Advisor with its own resources.

The Advisor places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Trust effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of

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such services may be used by the Advisor in connection with the Trust. In the opinion of the Advisor, the benefits from research services to each of the accounts (including the Equity Funds) managed by the Advisor cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Trust will not be disproportionate to the benefits received by the Trust on a continuing basis.

HIMCO is responsible for selecting the broker or dealer to execute transactions for the U.S. Treasury Fund and for negotiating the “net price” to be paid for such transactions. All bond trades made by HIMCO are done on a “net price” basis. The majority of bond trades are done with primary government dealers. Although explicit brokerage commissions are not paid on these transactions, purchases from dealers serving as market makers typically include a dealer’s mark-up (i.e., a spread between the bid and asked prices). Occasionally, due to the large size of HIMCO’s treasury positions and volatile intra day market conditions, it is sometimes necessary to execute trades in a manner that is not disruptive to overall markets, and therefore, harmful to clients. Under these conditions, HIMCO may deal with a non-primary dealer. Despite HIMCO’s efforts to maintain exact evenness in price among all accounts, it is possible that all accounts may not receive the same pricing. HIMCO will use its best efforts to have all transactions executed at the best possible prices for the U.S. Treasury Fund. HIMCO has no affiliated broker-dealer.

1st Source is responsible for selecting the broker or dealer to execute transactions for the Income Fund and for negotiating the “net price” to be paid for such transactions. All bond trades made by 1st Source are done on a “net price” basis, with a broker-dealer acting as principal. 1st Source, when it believes market conditions warrant, will purchase or sell securities for all accounts it manages (with the same objective) at the same net price. 1st Source will use its best efforts to have transactions executed at prices that are advantageous to the Income Fund. 1st Source has no affiliated broker-dealer.

The Funds are required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Funds as of the close of their most recent fiscal year.

During the fiscal year ended September 30, 2014, the Funds acquired securities of certain of the Funds’ regular broker dealers or the parents of such firms. The aggregate holdings of the Funds of those brokers or dealers as of September 30, 2014 (amounts in thousands, except shares) were as follows:

Broker/Dealer	Fund	Shares	Principal Amount Traded	Market Value ($)
Bank of America Corp.	Long/Short Fund	2,244,609	—	38,271
	Income Fund	—	1,750	1,792
Citigroup Global Markets	Large Cap Value Fund	333,203	—	17,267
	Long/Short Fund	1,133,034	—	58,714
HSBC Securities	Large Cap Value Fund	238,763	—	12,148
Morgan Stanley	Income Fund	10,000	700	1,043
State Street Bank and Trust Co.	Core Growth Fund	—	13,048	13,048
	Emerging India Fund	—	4,617	4,617
	Emerging Markets Select Fund	—	247	247
	Emerging Markets Small Cap Fund	—	6,725	6,725
	Frontier Emerging Small Countries Fund	—	35,570	35,570
	Global Opportunities Fund	—	2,301	2,301
	Heritage Growth Fund	—	9,320	9,320
	International Opportunities Fund	—	5,225	5,225
	Large Cap Value Fund	—	5,039	5,039
	Long/Short Fund	—	414,928	414,928
	Micro Cap Fund	—	13,796	13,796
	Micro Cap Value Fund	—	9,013	9,013
	Small Cap Growth Fund	—	20,033	20,033
	Small Cap Value Fund	—	4,009	4,009
	Strategic Income Fund	—	857	857

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Broker/Dealer	Fund	Shares	Principal Amount Traded	Market Value ($)
	Ultra Growth Fund	—	1,812	1,812
	World Innovators Fund	—	7,893	7,893
	Income Fund	—	1,759	1,759
	Hoisington U.S. Treasury Fund	—	949	949

During the fiscal years ended September 30, 2014, 2013 and 2012, the following Funds paid the following brokerage commissions on agency transactions as set forth in the table below.

Name of Fund	2014	2013	2012
Core Growth Fund	$381,413	$300,213	$253,251
Emerging India Fund	57,851	32,132	17,856
Emerging Markets Select Fund[1]	147,063	172,493	—
Emerging Markets Small Cap Fund	4,702,259	3,899,532	3,279,022
Frontier Emerging Small Countries Fund[2]	3,483,100	3,574,203	153,856
Global Opportunities Fund	352,793	298,209	341,504
Heritage Growth Fund	27,155	46,164	59,133
International Growth Fund	2,223,206	2,613,278	653,485
International Opportunities Fund	675,130	589,642	342,994
Large Cap Value Fund	610,572	1,025,088	772,243
Long/Short Fund	1,564,580	1,251,487	1,359,226
Micro Cap Fund	260,821	219,792	246,927
Micro Cap Value Fund	494,060	351,125	470,997
Small Cap Growth Fund	1,056,777	728,120	715,546
Small Cap Value Fund	344,275	227,208	352,223
Strategic Income Fund	99,986	68,192	53,632
Ultra Growth Fund	190,845	132,326	211,120
World Innovators Fund	744,659	421,312	215,374
Income Fund	1,814	4,110	2,126
U.S. Treasury Fund	—	—	—

[1]	The Emerging Markets Select Fund commenced operations on December 13, 2012.
[2]	The Frontier Emerging Small Countries Fund commenced operations on January 31, 2012.

The changes in brokerage commissions are the result of changes in asset levels and the turnover rates of some of the Funds.

During the fiscal year ended September 30, 2014, the Funds directed brokerage transactions to brokers for proprietary and third party research services. The amount of such transactions and related commissions were as follows:

Name of Fund	Research Commission Transactions	Research Commissions
Core Growth Fund	$340,939,735	$291,900
Emerging India Fund	16,275,971	46,475
Emerging Markets Select Fund	57,830,430	120,934
Emerging Markets Small Cap Fund	1,704,522,269	3,889,819
Frontier Emerging Small Countries Fund	823,888,409	3,257,485
Global Opportunities Fund	161,889,334	297,748
Heritage Growth Fund	33,802,060	20,724
International Growth Fund	1,122,329,167	1,894,066
International Opportunities Fund	227,810,872	615,570
Large Cap Value Fund	444,510,925	310,887
Long/Short Fund	1,843,793,795	825,917
Micro Cap Fund	122,353,915	168,140
Micro Cap Value Fund	195,084,333	365,596

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Name of Fund	Research Commission Transactions	Research Commissions
Small Cap Growth Fund	787,887,534	767,908
Small Cap Value Fund	188,715,344	253,867
Strategic Income Fund	77,681,668	72,085
Ultra Growth Fund	100,188,006	131,450
World Innovators Fund	446,501,828	503,534
Income Fund	1,551,183	1,814
U.S. Treasury Fund	—	—

OTHER INFORMATION

Wasatch Funds is a business trust organized under Massachusetts law and it is a successor in interest to Wasatch Funds, Inc., which was incorporated under Utah law on November 18, 1986 and reincorporated as a Minnesota corporation in January 1998. Wasatch Funds is an open-end, registered management investment company under the 1940 Act.

The Board of Trustees of the Trust is authorized to divide shares of the Trust into an unlimited number of one or more series, which may be further divided into classes of shares. Under the Declaration of Trust, the number of authorized shares of each series and the number of shares of each series that may be issued shall be unlimited. Shares may be issued from time to time on such terms as the Trustees may deem advisable. The Trust shall have the right to refuse to issue shares at any time and for any reason or for no reason whatsoever.

The Trustees may divide or combine any issued or unissued shares of any series into a greater or lesser number; classify or reclassify any issued or unissued shares into one or more series; terminate any one or more series; change the name of a series; and take such other action with respect to the series as the Trustees may deem desirable without shareholder consent. In addition, the Trustees shall have the full power and authority to establish additional series and classes of shares in the future, to change those series or classes and to determine the designations, rights, preferences, privileges, limitations, restrictions and such other relative terms as shall be determined by the Trustees from time to time. The Trustees may from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a series or class established by the Trustees or redesignate any of the series or classes without any action or consent of shareholders.

Rule 18f-3 under the 1940 Act permits open-end investment companies to issue multiple classes of shares, subject to certain conditions including that the investment company’s board of directors/trustees approve a written plan setting forth the separate arrangement and expense allocation of each class and any related conversion features or exchange features.

Currently, there are 20 series of the Trust authorized and outstanding. Consistent with the authority in the Declaration of Trust and Rule 18f-3, the Board has approved a multi-class plan (the “Multi-Class Plan”) pursuant to which the Board has established and designated two classes for each Fund, known as Institutional Class shares and Investor Class shares. The number of authorized shares of each class is unlimited. However, only five series of the Trust (the Core Growth Fund, the Emerging Markets Select Fund, the Large Cap Value Fund, the Long/Short Fund and the Small Cap Value Fund) currently offer Institutional Class shares as well as Investor Class shares. Under the Multi-Class Plan, each class of shares of a Fund shall represent interests in the same portfolio of investments of such series and, except as otherwise set forth in the Multi-Class Plan, shall differ solely with respect to: (i) distribution, service and other charges and expenses as set forth therein; (ii) the exclusive right of each class of shares to vote on matters submitted to shareholders that relate solely to that class or for which the interests of one class differ from the interests of another class or classes; (iii) such differences related to eligible investors as may be set forth in the prospectus and statement of additional information of the series, as amended or supplemented from time to time; (iv) the designation of each class of shares; and (v) conversion features. The Investor Class and the Institutional Class are each sold at NAV, are not subject to a 12b-1 distribution or service fee, may be offered by the Fund or through certain broker-dealers with a shareholder servicing relationship with the Trust or Advisor and may reimburse the Funds’ Advisor, distributor or other service parties for shareholder servicing or sub-transfer agency services. Each class of shares has equal rights to voting, redemption, dividends and liquidation, except that each class bears different class expenses and each has exclusive voting rights with respect to matters that relate solely to that class or for which the interests of one class differ from the interests of another class. There are no conversion, preemptive or other subscription rights, except that shares of the Institutional Class, if available, held by any

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shareholder who is no longer eligible to hold such shares may be converted at the discretion of the Board or any authorized Fund officer, to shares of a class in the same Fund in which the shareholder is eligible on the basis of the relative net asset values of the purchase class and target class without the imposition of any sale load, fee or other charge. Shares of a class of a Fund may be exchanged for shares of the same class of another fund of the Trust, provided the shareholder meets the minimum purchase requirements of the fund into which the shareholder is exchanging. Similarly, shareholders of a class of shares of a Fund of the Trust who are eligible to hold shares of another class in the same Fund or another series of the Trust may exchange their shares for the other class on the basis of relative net assets provided the shareholder meets the minimum purchase requirements and any other eligibility requirements for the Fund being purchased. For federal income tax purposes, an exchange between different funds may constitute a sale or purchase of shares and result in a capital gain or loss and be a taxable event. An exchange between classes of shares of the same fund may not be considered a taxable event. Shareholders should consult their own tax advisor for further information. As noted above, the Board of Trustees has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof. The Board of Trustees may also from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a class of a series that have been established by the Trustees; divide or combine the issued or unissued shares of any class of a series into a greater or lesser number; classify or reclassify any issued or unissued shares of any class of a series into one or more classes of such series; combine two or more classes of a series into a single class of such series; terminate any one or more classes of shares; in each case without any action or consent of the shareholders.

Shareholders have the power to vote on the election or removal of Trustees to the extent and as provided in the Declaration of Trust and on any additional matters relating to the Trust as may be required by law or as the Trustees may consider and determine necessary or desirable. Each whole share shall entitle the holder thereof to one vote as to any matter on which the holder is entitled to vote, and a fractional share shall be entitled to a proportionate fractional vote. Cumulative voting is not permitted in the election of Trustees or on any other matter submitted to a vote of the shareholders. On any matter submitted to a vote of the shareholders of the Trust, all shares of all series and classes then entitled to vote shall be voted together, except that (i) when required by the 1940 Act to be voted by individual series or class, shares shall be voted by individual series or class, and (ii) when the Trustees have determined that the matter affects only the interests of shareholders of one or more series or classes, only shareholders of such one or more series or classes shall be entitled to vote thereon.

Each share of a series shall represent a beneficial interest in the net assets allocated or belonging to such series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets, as defined in the Declaration of Trust, are allocated to such series), and shall be entitled to receive its pro rata share of the net assets of the series upon liquidation of the series as set forth in the Declaration of Trust. The shareholders shall not, as such holders, have any right to acquire, purchase, or subscribe for any shares or securities of the Trust that it may hereafter issue or sell, or have any preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine from time to time.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each note, bond, contract, instrument, certificate or undertaking entered into or executed by the Trust or Trustees. The Declaration of Trust provides that no personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, the Trust or any series or class shall attach to any shareholder or former shareholder of the Trust. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally responsible for the obligations of the Trust. More specifically, the Declaration of Trust provides that in case any shareholder or former shareholder of the Trust shall be held to be personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust or, if the Trust has more than one series, the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability; provided, however, there shall be no liability or obligation of the Trust or series arising hereunder to reimburse any shareholder for taxes paid by reason of such shareholder’s ownership of any shares or for losses suffered by reason of any changes in

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value of any Trust assets. The Trust or applicable series shall, upon request by the shareholder or former shareholder, assume the defense of any claim made against the shareholder for any act or obligation of the Trust or applicable series and satisfy any judgment thereon.

The Trust is not required to hold annual shareholder meetings. Meetings of shareholders of the Trust or of any series shall be called by order of the Trustees upon written request of shareholders holding shares representing in the aggregate not less than one-third of the voting power of the outstanding shares entitled to vote on the matters specified in such written request provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders. No special meeting need be called upon the request of shareholders entitled to cast less than a majority of all votes entitled to be cast at that meeting to consider any matter which is substantially the same as a matter voted on at any meeting of the shareholders during the preceding 12 months.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

The procedures to be followed in the purchase and redemption of shares as well as the method of determining the NAV (a Fund’s share price) are fully disclosed in the Prospectus. Securities traded on a recognized stock exchange or market are valued at the last reported sales price from the exchange or market on which the security is primarily traded (“Primary Market”). A security traded on NASDAQ is valued at its official closing price. If there are no sales on any exchange or market on a given day, then the security is valued at the mean of the last bid and ask on the primary exchange. If a security’s price is available on more than one U.S. or foreign exchange, the exchange that is the Primary Market for the security shall be used.

Debt securities with a remaining maturity greater than sixty (60) days are valued in accordance with the evaluated bid price supplied by a pricing service. Prices supplied by a pricing service may use a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Debt securities with a remaining maturity of sixty (60) days or less at the time of purchase generally are valued by the amortized cost method (i.e. valuation at acquisition cost increased each day by an amount equal to the daily accretion of the discount or amortization of premium) unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked to market. At times, valuations for debt securities may not be obtainable from pricing services. In all such cases, the Advisor will attempt to obtain market quotations from two or more dealers not affiliated with the Advisor (preferably market makers) and the security will be valued at the average of those quotations. If it is impracticable to obtain quotations from more than one dealer in time for the calculation of NAV or if only one dealer provides a quotation, the quotation from that single dealer may be used. Where no dealer quotation is available, the Advisor, either independently or through the Funds’ accounting agent, may obtain market valuations from a widely used quotation system. If no such quotation is available for a security, the security will be valued at “fair value” using the procedures described below.

Option contracts on securities, currencies, indexes, futures contracts, commodities and other instruments are valued at the last reported sale price on the exchange on which they are principally traded, if available, and otherwise are valued at the mean of the last bid and ask on the primary exchange. Futures contracts are valued at the most recent settlement price for the day. Securities or other portfolio assets denominated in foreign currencies are converted into U.S. dollars at the prevailing currency exchange rate at the time the Funds’ NAVs are calculated, or as close to that time as is practicable.

Securities and other assets for which market prices are not readily available are priced at “fair value” as determined by the Pricing Committee of the Advisor and the Funds (the “Pricing Committee”) in accordance with procedures and methodologies approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the NYSE. Trading on foreign exchanges may not take place on all days on which there is regular trading on the NYSE, or may take place on days on which there is no regular trading on the NYSE (e.g., any of the national business holidays identified below). If events materially affecting the value of a Fund’s portfolio securities occur between the time when a foreign exchange closes and the time when the Fund’s NAV is calculated (see following paragraph), such securities may be valued at fair value as determined by the Pricing Committee in accordance with procedures and methodologies approved by the Board. In addition, the Funds may adjust the closing prices of certain

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foreign securities traded on markets that have closed prior to the U.S. equity markets (principally, overseas markets), using fair value factors provided by an independent pricing agent, on any business day a change in the value of the U.S. equity markets (as represented by a benchmark index approved by the Board of Trustees) exceeds a certain threshold. The prices will not be adjusted for securities traded on markets that are open the same time U.S. equity markets are open, or when a reliable fair value factor is unavailable.

The Funds’ portfolio securities are valued (and NAV per share is determined) as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading. The NAV will not be calculated whenever the NYSE is closed, including on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NYSE holidays are subject to change without notice. The NYSE may close early on the day before each of these holidays and on the day after Thanksgiving and Christmas.

The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on a Fund’s NAV next determined after your instructions are received in “good order” by the Transfer Agent or by your registered securities dealer. Since a Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when Fund shares are not priced, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. The sale of a Fund’s shares will be suspended during any period when the determination of its NAV is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund’s best interest to do so.

The Funds will deduct a fee of 2.00% from redemption proceeds on shares held 60 days or less subject to certain exceptions. This redemption fee is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. If a shareholder bought shares on different days, the shares held longest will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Funds, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by the Funds’ transfer agent. Such differences are typically attributable to system design differences unrelated to the investment in the Funds. These system differences are not intended or expected to facilitate market timing or frequent trading.

The redemption fee does not apply: (i) to shares that were acquired through reinvestment of dividends, redeemed through the Systematic Withdrawal Plan or in the event of any involuntary redemption and/or exchange transactions (including those required by law or regulation, a regulatory agency, a court order, or as a result of the liquidation of a Fund by the Board of Trustees); (ii) to shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; (iii) to shares redeemed from a shareholder account for which the identity of the shareholder, for purposes of complying with anti-money laundering (“AML”) laws, could not be determined within a reasonable time after the account was opened; (iv) to shares redeemed through an automatic, nondiscretionary rebalancing or asset allocation program; (v) to shares redeemed due to a disability as defined by the IRS requirements; (vi) to shares redeemed due to death for shares transferred from a decedent’s account to a beneficiary’s account; (vii) in the event of a back office correction made to an account to provide a shareholder with the intended transaction; (viii) in the event of the following transactions: a distribution taken from a defined contribution terminated employee account, a plan distribution of non-vested participant balance in a defined contribution account, a distribution taken from a defined contribution plan to provide a participant with a loan against the account, or an amount contributed to a defined contribution plan exceeding the maximum annual contribution limit; and (ix) to shares gifted from one shareholder account to another shareholder account, assuming the age of the gifted shares is greater than 60 days. The redemption fee may be waived for omnibus accounts held by financial intermediaries with systems that are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans). The redemption fee may be waived by the Funds’ officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds’ officers will be disclosed to the Funds’ Board of Trustees at its next regularly scheduled quarterly meeting. The Funds reserve the right to modify or eliminate the redemption fee or waivers at any time.

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Investors may exchange their shares of the Funds for shares of the Wasatch-Federated Money Market Account (the “Money Market Fund”), as provided in the Prospectus. UMBFS, in its capacity as Transfer Agent for the Funds, receives a service fee from the Money Market Fund at the annual rate of 0.20% of the first $20 million, 0.15% on the next $80 million, and 0.10% above $100 million of the average daily net asset value of shares exchanged from a Fund into the Money Market Fund. The Advisor receives a fee from the investment advisor of the Money Market Fund for certain administrative and recordkeeping services. The Money Market Fund is advised by Federated Investment Management Company (and not by Wasatch Advisors, Inc.). The Money Market Fund and its advisor are not affiliated with the Wasatch Funds or its Advisor.

The Funds have authorized one or more brokers and other institutions (collectively “financial institutions”) to accept on their behalf purchase and redemption orders. Such financial institutions are authorized to designate intermediaries to accept orders on the Funds’ behalf. The Funds will be deemed to have received the order when an authorized financial institution or its authorized designee accepts the order. Customer orders will be priced at each respective Fund’s NAV next computed after they are accepted by a financial institution or its authorized designee.

In addition to service and transfer agency fees described in the Prospectus and elsewhere in this Statement of Additional Information, the Advisor may make additional payments out of its own assets to selected intermediaries that sell shares of the Funds (such as brokers, dealers, banks, registered investment advisors, retirement plan administrators and other intermediaries (collectively “intermediaries”)) for the purposes of promoting the sale of Fund shares, and/or providing services to the Funds that would normally be provided by the Funds’ transfer agent, such as maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.

The amounts of these payments could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the Funds to its customers. The intermediary may elevate the prominence or profile of the Funds within the intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Advisor and/or the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the intermediary’s organization. Such payments are made pursuant to agreements negotiated between the Advisor and the intermediaries. The payments come from the Advisor’s profits, and do not change the price paid by shareholders for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not a Fund or shareholder expense, and, as such, are not reflected in the fees or expenses listed in the fee and expense table section of the Funds’ Prospectus or described in this Statement of Additional Information. Investors may wish to take into account intermediary payment arrangements when considering and evaluating recommendations relating to Fund shares.

As of December 31, 2014, the following intermediaries have entered into agreement with the Advisor to receive such additional payments:

1st Source Bank	Massachusetts Mutual Life Insurance Company
ADP Broker-Dealer, Inc.	Mercer HR Outsourcing LLC
Ascensus, Inc.	Merrill Lynch, Pierce, Fenner & Smith, Inc.
Benefit Plan Administrative Services	Morgan Stanley & Co., Incorporated
BMO Harris Bank, N.A.	MSCS Financial Services, LLC
Charles Schwab & Co., Inc.	Nationwide Financial Services
Fidelity Brokerage Services LLC	Newport Retirement Services, Inc.
Fidelity Investment Institutional Operations Company, Inc.	NYLIFE Distributors LLC
Fiduciary Trust Company International	Oppenheimer & Co., Inc.
GWFS Equities, Inc.	Pershing Advisor Solutions
LPL Financial LLC	Pershing LLC

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Prudential Insurance Company of America, The	U.S. Bank, N.A.
Prudential Investment Management Services, LLC	UBS Financial Services, Inc.
Qualified Plan Consultants	Vanguard Fiduciary Trust Company
Raymond James & Associates, Inc.	Vanguard Marketing Corporation
Raymond James Financial Services, Inc.	Voya Financial, Inc.
Reliance Trust Company	Wells Fargo Advisors, LLC
T Rowe Price Investment Services, Inc.	Wells Fargo Bank, N.A.
TD Ameritrade Trust Company	Wilmington Trust Company
TIAA-CREF Individual & Institutional Services

The Advisor may enter into new agreements with intermediaries, amend agreements, or terminate agreements at any time without the approval of or notice to the Funds’ Board of Trustees.

The Trust has filed a notification of election under Rule 18f-1 of the 1940 Act, committing to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder of record during any 90-day period to the lesser of: (1) $250,000 or (2) 1% of the NAV of the Fund at the beginning of such election period.

The Funds also intend to pay redemption proceeds in excess of such lesser amount in cash, but reserve the right to pay such excess amount in kind, if it is deemed in the best interest of the Funds to do so. In making a redemption in kind, the Funds reserve the right to make a selection from each portfolio holding a number of shares which will reflect the portfolio makeup and the value will approximate as closely as possible the value of the Fund shares being redeemed; any shortfall will be made up in cash. Investors receiving an in kind distribution are advised that they will likely incur a brokerage charge on the sale of such securities through a broker. The values of portfolio securities distributed in kind will be the values used for the purpose of calculating the per share NAV used in valuing the Funds’ shares tendered for redemption. This distribution will be treated as a sale for federal income tax purposes and the shareholder will generally recognize gain or loss, generally based on the value of securities at the time and the amount of cash received. The IRS could, however, assert that a loss could not be currently deducted.

The method of computing the offering price of a Fund’s shares is net assets divided by shares outstanding which equals NAV per share (offering and redemption price). To illustrate the method of computing the offering price of shares, below is an example of an offering price per share for a fund:

Net Assets	Divided by ÷	Shares Outstanding	Equals =	Net Asset Value Per Share (Offering & Redemption Price)
$1,381,026,568		33,616,329		$41.08

Eligible Investments into Closed Funds

As described below, the Advisor may take action to periodically close or limit inflows into certain Wasatch Funds to control asset levels. Information on eligible investments in Funds closed to new investors and to new investors and existing shareholders can be found below and on Wasatch Funds’ website at www.WasatchFunds.com. The Advisor will make every effort to post information related to Fund closings or reopenings on the Funds’ website at least two weeks prior to the effective date. With regard to closed Funds, below are examples of actions the Advisor or the Funds may take to control asset levels, to employ a Fund’s investment strategies, or in an effort to achieve the Funds’ investment objectives. Furthermore, each Fund reserves the right to reject any trade, whether direct or through an intermediary, if it determines that such trade or order is not in the best interests of the Fund or its shareholders. The Advisor has established a Closed Products Exceptions Committee. The Closed Product Exception Committee retains the right to make exceptions to any action taken to close or limit inflows into a Fund.

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Closing a Fund

The Advisor or a Fund may take action to periodically close (“hard close”) or limit inflows into (“soft close”) a Fund to protect the Fund’s investment objective. For example, the Advisor or the Fund may:

•	Permit only existing shareholders to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned.

•	Limit the ability to open new accounts through intermediary channels.

•	Limit shareholders’ ability to add to their accounts through the Automatic Investment Plan (“AIP”) or increase the AIP amount.

•	Limit the ability of sponsors of qualified contribution retirement plans (for example, 401(k) plans, profit sharing plans, and money purchase plans), 403(b) plans or 457 plans and other intermediaries to permit purchases by new plans or existing participants.

•	Limit the ability of intermediaries and financial advisors to purchase shares for new and existing clients.

•	Prohibit new purchases by existing shareholders and new investors.

•	Limit exchange privileges.

Please see the Funds’ website (www.WasatchFunds.com) for additional information regarding any investments permitted in Funds that have been hard or soft closed.

FEDERAL TAX STATUS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Funds. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe the shareholder’s situation if the shareholder is a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe a shareholder’s state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Trust. The IRS could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to, the Federal income tax treatment of assets to be invested in a Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

Reference is made to “Dividends, Capital Gain Distributions and Taxes” in the Prospectus.

Each Fund will be treated as a separate entity for Federal income tax purposes. Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund meets the federal tax requirements for so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes its investment company taxable income and realized net capital gains.

Each Fund intends to pay shareholders distributions, if any, from net investment income and any net capital gains it has realized. These distributions will generally be taxable, whether paid in cash or reinvested (unless the investment is in an IRA or other tax advantaged account, in which case the tax may be deferred).

Capital loss carryforwards are available through the date specified below to offset future realized net capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

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On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President of the United States of America. Under the Modernization Act, a fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Capital loss carryforwards as of September 30, 2014 are as follows.

				Non-Expiring
	2016	2017	2018	Short Term	Long Term
Emerging India Fund	$—	$—	$—	$698,466	$—
Emerging Markets Select Fund	—	—	—	2,430,234	—
Small Cap Value Fund	—	—	40,431,423	—	—
Income Fund	348,589	—	—	—	—
U.S. Treasury Fund	—	—	—	10,028,544	1,662,358

Distributions paid from a Fund’s net investment income will be taxable as ordinary income or as qualified dividend income. Currently, ordinary income is subject to graduated stated federal tax rates as high as 39.6%; qualified dividend income is subject to a maximum marginal federal tax rate generally of 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. Each Fund will report the portion (if any) of its distributions from investment earnings during each year that constitute qualified dividends. Generally, dividends that a Fund receives from domestic corporations and from foreign corporations whose stock is readily tradable on an established securities market in the U.S. or which are domiciled in countries on a list established by the IRS will qualify for qualified dividend treatment when paid out to investors.

Distributions from a Fund’s net short-term capital gains are generally taxable as ordinary income. Distributions from a Fund’s long-term capital gains, if any, are generally taxable as long-term capital gains, regardless of how long the shares have been held. Long-term capital gains are generally currently subject to a maximum marginal federal tax rate generally of 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. In certain cases (for example, with some capital gains attributable to REIT shares) a higher rate applies.

Under the “Health Care and Education Reconciliation Act of 2010,” income from the Funds may also be subject to a 3.8% “Medicare tax” imposed for taxable years beginning after 2012. This tax will generally apply to a shareholder’s net investment income if a shareholder’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, even if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes, subject to various loss non-recognition rules. Such capital gain or loss will be long-term or short-term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Investors may also be subject to state and local taxes.

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To the extent a Fund invests in REITs, the REITs in which a Fund invests may generate significant non-cash deductions, such as depreciation on real estate holdings, while having greater cash flow to distribute to their shareholders. If a REIT distributes more cash than its current or accumulated earnings and profits, a return of capital results. Similarly, a Fund may pay a return of capital distribution to shareholders by distributing more cash than its current or accumulated earnings and profits. The cost basis of shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when the shares are sold. To the extent such a distribution exceeds a shareholder’s cost basis in the shares, a shareholder generally will be treated as realizing a taxable gain from the sale or exchange of shares. The actual composition for tax reporting purposes will depend on the year end tax characterizations of dividends paid by certain securities held by the Funds and tax regulations.

Each Fund is required to withhold federal income tax at a rate set forth in applicable IRS Rules and Regulations (“backup withholding”) from dividend payments and redemption and exchange proceeds if an investor fails to furnish his/her Social Security Number or other Tax Identification Number or fails to certify under penalty of perjury that such number is correct or that he/she is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

Under the Code, each Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Under the Code, any dividend declared by a regulated investment company in October, November or December of any calendar year and payable to shareholders of record on a specified date in such month shall be deemed to have been received by each shareholder on such date, and to have been paid by such company on such date if such dividend is actually paid by the company before February 1 of the following calendar year.

If a Fund invests in zero coupon bonds or other bonds issued at a discount upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the “stated redemption price at maturity” of the obligation and its “issue price,” as those terms are defined in the Code. Similarly, if a Fund acquires an already issued zero coupon bond at a discount from another holder, the bond will have original issue discount in the Fund’s hands, equal to the difference between the “adjusted issue price” of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, a Fund is required to accrue as ordinary interest income a portion of the original issue discount even though it receives no cash currently as interest payment on the obligation.

If a Fund invests in TIPS (or other inflation-indexed debt instruments), it generally will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation protected securities (or other U.S. Treasury obligations) that are in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund investing in either zero coupon bonds or other bonds issued at a discount, TIPS or stripped U.S. Treasury obligations may be required to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

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Each Fund’s transactions in Futures Contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.

Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of a Fund’s assets to be invested in various countries is not known. Any amount of taxes paid by a Fund to foreign countries will reduce the amount of income available to the Fund for distributions to shareholders.

Under the Code, if more than 50% of the value of total assets of a Fund at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS to pass through to the Fund’s shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income their pro rata share of the foreign taxes paid by a Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use their share as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, and the ability of a shareholder to take advantage of the foreign tax deduction or credit is subject to a number of requirements and limitations. Each shareholder will be notified whether the foreign taxes paid by the Fund will pass through for that year.

Under the Code, the amount of foreign taxes for which a shareholder may claim a foreign tax credit is subject to limitation based on certain categories applicable to the income subjected to foreign tax.

Each Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its annual gross income for a taxable year is passive income (such as certain interest, dividends, rents and royalties, or capital gains) or (2) it holds an average of at least 50% of its assets in investments producing (or held for the production of) such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on some of the “excess distributions” received from the PFIC or on some of the gain from the sale of stock in the PFIC, even if all income or gain actually received by a Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of stock in a PFIC will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gains. A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections are available that would ameliorate tax consequences, but such elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Dividends paid by PFICs are not treated as qualified dividend income.

Because application of PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stocks, as well as subject a Fund itself to tax on certain income from PFIC stocks, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Furthermore, in order to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid the imposition of the 4% excise tax, a Fund may be required to liquidate other investments, including when it may not be advantageous for the Fund to liquidate such investments, which may accelerate the recognition of gains. Distributions from a PFIC are not eligible for the reduced rate of tax on “qualified dividends.” In addition, it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation; therefore, a Fund may incur the tax and interest charges described above in some instances.

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If the shareholder is a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for Federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from a Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.

In the case of dividends with respect to taxable years of a Fund beginning prior to 2015, a distribution from a Fund that is properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.

In addition to the rules described above concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions in respect of shares after June 30, 2014, to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities.

Distributions in respect of shares to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) after June 30, 2014, will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. Dispositions of shares by such persons may be subject to such withholding after December 31, 2016.

For securities defined as “covered” under current IRS cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for securities that are not “covered.” The Funds and their service providers do not provide tax advice. Shareholders should consult independent sources, which may include a tax professional, with respect to any decisions that a shareholder may make with respect to choosing a cost basis method.

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on each shareholders’ Consolidated Form 1099 when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. Each Fund has chosen average cost as its standing (default) cost basis method for all shareholders. A cost basis method is the way each Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Each Fund’s standing cost basis method is the method covered shares will be reported on your Consolidated Form 1099 if the shareholder does not select a specific cost basis method. The shareholder may choose a method different from each Fund’s standing method and will be able to do so at the time of purchase or upon the sale of covered shares. Shareholders should refer to the appropriate IRS regulations or consult their tax advisor with regard to their personal circumstances.

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MATTERS RELATED TO INDIA

In India, a tax of 15% plus surcharges is currently imposed on gains from sales of listed equities held not more than one year (“short-term gains”) and sold on a recognized stock exchange in India which are chargeable to securities transaction tax (“STT”). In case of foreign institutional investors (“FII”) gains from sales of listed equity securities in other cases are taxed at a rate of 30% plus surcharges for securities held not more than one year and 10% plus surcharges for securities held for more than one year. There is no tax on gains from sales of listed equities held for more than one year (“long-term gains”) and sold on a recognized stock exchange in India and chargeable to securities transaction tax.

Also in India, in the case of FII, the tax rate on gains from sales of listed debt securities is currently 10% plus surcharges if the securities have been held more than one year and 30% plus surcharges if the securities have been held not more than one year. A securities transaction tax applies for transactions executed on stock exchanges and for redemption of mutual fund units at specified rates. India (currently i.e. up to 31 May 2015) imposes a tax on interest on securities at a rate of 5% plus surcharges subject to complying with conditions, else, at 20% plus surcharges. This tax is with held/imposed on the investor and payable prior to repatriation of sales proceeds. India imposes a tax on dividends paid by an Indian company at a rate of 15% plus surcharges. This tax is imposed on the company that pays the dividends. The dividend on which the dividend distribution tax is paid is exempt in the hands of the investor.

The capital gains tax is computed on net realized gains. Any realized losses (other than long-term loss on sale of equity subject to STT) in excess of gains may be carried forward for a period of up to eight years to offset future short-term gains.

Taxes incurred on a Fund’s realized gains may lower the potential capital gains distribution of the Fund. Any taxes paid in India by a Fund on realized gains may be available to be included in the calculation of the Fund’s foreign tax credit that may be passed through to shareholders via Form 1099-DIV. Although taxes incurred on gains may lower the potential capital gains distribution of a Fund, they also potentially lower, to a larger extent, the total return of that Fund as proceeds from sales of securities are reduced by the amount of the tax.

REGISTRATION STATEMENT

This SAI and the Funds’ Prospectus do not contain all the information included in the Funds’ registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C. Text-only versions of fund documents can be viewed online or downloaded from the SEC at http:\\www.sec.gov.

Statements contained herein and in the Funds’ Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Funds’ registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The financial statements of the Funds, including the notes thereto, dated September 30, 2014 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are incorporated by reference into this SAI from the Funds’ Annual Report, dated September 30, 2014. The information under the caption “Financial Highlights” appearing in the Funds’ Prospectus, dated January 31, 2015, shows each Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations), through September 30, 2014 and has been derived from the financial statements audited by PricewaterhouseCoopers LLP. Such financial statements and financial highlights are incorporated by reference herein in reliance upon the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given the authority of said firm as an expert in accounting and auditing.

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APPENDIX A

Standard & Poor’s Ratings Group—A brief description of the applicable Standard & Poor’s (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Issue Credit Ratings

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the

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earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Corporate Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

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Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Short-Term Ratings

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

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APPENDIX B

Wasatch Funds Trust

PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of Wasatch Funds Trust (the “Trust”) hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trust’s investment portfolios (each, a “Fund,” collectively, the “Funds”):

I.	Policy

It is the policy of the Board of Trustees of the Trust (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Wasatch Advisors, Inc. (the “Advisor”) except with respect to the Fund sub-advised by 1st Source Corporation Investment Advisors, Inc. (the “Sub-Advisor”), the responsibility for voting proxies relating to the portfolio securities of such Fund is delegated to the Sub-Advisor as a part of the Advisor’s and Sub-Advisor’s management of the respective Fund(s) , subject to the Board’s continuing oversight. The Advisor and Sub-Advisor may retain one or more independent service providers to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research and recommendations on proxy issues, provided however that the Advisor and Sub-Advisor will make the decision as to how proxies should be voted consistent with the Advisor’s or Sub-Advisor’s respective policies and this policy.

II.	Fiduciary Duty

The right to vote a proxy with respect to portfolio securities held by the Funds is an asset of the Trust. The Advisor and the Sub-Advisor, to which authority to vote on behalf of the applicable Funds is delegated, each acts as a fiduciary of the respective Fund(s) and must vote proxies in a manner consistent with the best interest of the Fund(s) and their shareholders.

III.	Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A. Review of Advisor and Sub-Advisor Proxy Voting Policy and Procedures. The Advisor and Sub-Advisor shall present to the Board its policy, guidelines and procedures for voting proxies at least annually and must notify the Board promptly of material changes to this document.

B. Voting Record Reporting. No less than annually, the Advisor and Sub-Advisor shall report to the Board a record of each proxy voted which deviated from their respective Proxy Voting Policy, Guidelines and Procedures with respect to portfolio securities of the applicable Funds during the year. With respect to those proxies of the Fund(s) that the Advisor and Sub-Advisor has identified as involving a material conflict of interest1, the Advisor and Sub-Advisor shall submit a report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

IV.	Revocation

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

1	See Wasatch Advisors, Inc.’s Proxy Voting Policy, Guidelines and Procedures, Section III, Conflicts of Interest

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V.	Annual Filing

The Trust shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the 12-month period ended June 30 on Form N-PX not later than August 31 of each year.

VI.	Disclosures

A.	The Trust shall include in its registration statement:

1.	A description of this policy and of the policy and procedures used by the Advisor and Sub-Advisor, as applicable, to determine how to vote proxies relating to portfolio securities; and

2.	A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.

B.	The Trust shall include in its annual and semi-annual reports to shareholders:

1.	A statement disclosing that a description of the policy and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website; and

2.	A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

VII.	Review of Policy

At least annually, the Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted by Wasatch Funds Trust: November 11, 2009

Amended: January 28, 2009

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Wasatch Advisors, Inc.

PROXY VOTING POLICY

Regulatory Background - Proxy Voting Provisions of the Investment Advisers Act

Rule 206(4)-6 of the Investment Advisers Act of 1940 requires that, for an investment adviser to exercise voting authority with respect to client securities, the adviser must:

•	Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of the adviser’s clients;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

In accordance with our obligations under the Rule, Wasatch Advisors, Inc. (“Wasatch”) has adopted and implemented the following Proxy Voting Policy to ensure that client proxies are voted in the best interest of clients at all times.

I.	POLICY OVERVIEW

At Wasatch, our goal is to maximize the economic value of the investments we make for our separate account clients and our mutual fund shareholders. In pursuit of this goal, we buy and hold securities we believe will appreciate in value. When the investment potential of a security becomes diminished, we sell it and attempt to reinvest the proceeds in more attractive opportunities. In short, the primary means by which we serve our shareholders and clients and protect their interests is the purchase and sale of securities. A secondary means by which we fulfill our fiduciary responsibility is the exercising of our proxy voting rights. Corporate governance, including but not limited to, compensation plans, corporate actions and the composition of a board of directors, can have a significant influence upon the behavior of a management team and the value of a corporation. The proxy voting process is the primary means by which investors are able to influence such activities. As such, Wasatch considers how we vote proxies to be an important activity.

One fundamental tenet of Wasatch’s investment philosophy is to invest in companies with high quality management teams. We spend a significant amount of time evaluating the performance, behavior, and actions of company executives in order to gain an understanding of how they think about protecting and increasing shareholder value. As a result of being invested with high quality management teams, Wasatch generally supports the recommendations of the boards of directors when voting proxies. However, we ultimately vote for or against recommendations based on the fundamental premise that at all times we are attempting to maximize the value of our investments for the benefit of our clients. Wasatch also has a long history of investing in companies with small market capitalizations, which often have a significant amount of common stock owned by existing and former members of management. While this high degree of inside ownership could cause some concerns regarding a lack of independence for the board of directors, certain board committees or other areas of corporate governance, we generally believe high inside ownership to be a positive characteristic as it helps to ensure that the interests of management and shareholders are closely aligned.

Wasatch has developed the following proxy voting guidelines to assist us in making decisions about how to vote proposals concerning certain issues. We have attempted to address those issues that we believe are most relevant to creating shareholder value or that occur most frequently in the types of securities in which we invest. However, these guidelines are not exhaustive and do not purport to cover all of the potential issues, for the variety of issues on which shareholders may be asked to vote is unlimited. The disclosure of these guidelines is intended to provide clients and shareholders with a better understanding of how Wasatch attempts to maximize shareholder value via the proxy voting process.

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II.	GENERAL GUIDELINES

Board of Directors

Wasatch considers the board of directors to be an important component of strong corporate governance. The board is responsible for overseeing the management team of a company and helping to ensure that it acts in the best interest of shareholders. The primary means by which Wasatch can influence the board of directors is to vote for the election of directors who have relevant and valuable experience that will enhance the management of the company. Further, Wasatch prefers that a board of directors have a majority of independent directors because we believe that a board with such a composition is generally a strong advocate for shareholders.

However, while we endorse proposals that support the creation of boards with a majority of independent directors as well as proposals which call for the audit, compensation and nominating committees to be comprised solely of independent directors, the failure of the company to nominate only independent directors or to have only independent directors serve on key committees may not cause us to vote against the election of a director who lacks independence. Wasatch appreciates the importance of these standards but we do not believe it is always in the best interest of shareholders to blindly vote against all directors who may not be considered independent. For example, a large shareholder who serves as a director is not considered independent but may be a very important advocate for investors since his interests are closely aligned with those of shareholders.

Generally, Wasatch will vote for those nominees recommended by the board of directors. However, in each election we will review a wide variety of criteria including but not limited to:

•	Long-term performance of the company.

•	Composition of the board and key committees.

•	Stock ownership by directors.

•	Decisions regarding executive pay and director compensation.

•	Corporate governance provisions and takeover activity.

•	Attendance at board meetings.

•	Interlocking directorships and related party transactions.

In addition to evaluating nominees for the board of directors based on the aforementioned criteria, Wasatch generally will support proposals:

•	To declassify a board of directors.

•	That allow cumulative voting and confidential voting.

Wasatch generally will not support:

•	Nominees who are independent and receive compensation for services other than serving as a director.

•	Nominees who attend less than 75% of board meetings without valid reasons for absences.

•	Nominees who are party to an interlocking directorship.

•	Efforts to adopt classified board structures.

Executive Compensation

Wasatch supports compensation plans which are designed to align the interests of management and shareholders as well as relate executive compensation to the performance of the company. To evaluate compensation plans, we use quantitative criteria that measure the total cost to shareholders if a plan is passed. Factors considered include:

•	The estimated dollar cost for every award type under the proposed plan and all continuing plans.

•	The maximum shareholder wealth that would be transferred from the company to executives.

•	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index) pegged to market capitalization.

•	Cash compensation pegged to market capitalization.

•	Other features of proposed compensation plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

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After the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry specific, market cap based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. If the total plan cost exceeds the allowable cap, Wasatch will generally vote against the proposed plan. In addition, Wasatch generally will not support stock option plans that permit:

•	The repricing of stock options without shareholder approval.

•	The options to be priced at less than 100% of the fair market value of the underlying security on the date of the grant.

Capital Structure

Wasatch may be asked to vote on proposals pertaining to changes in the capital structure of a company. Such proposals include, but are not limited to, common stock authorizations, capital issuance requests, share repurchase programs, stock splits, and debt restructurings. We will vote for board-recommended capital structure changes so long as the proposals are well aligned with shareholder interests. Wasatch generally will support proposals:

•	Requesting the authorization of additional common stock.

•	To institute share repurchase plans.

•	To implement stock splits. Proposals to implement reverse stock splits will be reviewed on a case-by-case basis.

Wasatch will review, on a case-by-case basis, all other proposals to change the capital structure of a company, including the authorization of common stock with special voting rights, the authorization of stock relating to certain transactions, the issuance of preferred stock (including “blank check” preferred stock) and the restructuring of debt securities. These proposals typically address a set of company-specific circumstances and proposals recommended by the board of directors may or may not be in the best interest of shareholders.

Mergers, Acquisitions and Other Transactions

Companies may undertake a variety of strategic transactions aimed at enhancing shareholder value including mergers, acquisitions, recapitalizations, spin-offs, asset sales, and liquidations. In evaluating proposed transactions, we will consider the benefits and costs to shareholders over both the short and long term. Specific items we will consider include the financial impact of the transaction on future operating results, the increase or decrease in shareholder value, and any changes in corporate governance and their impact on shareholder rights. When shareholders are asked to vote on mergers, acquisitions and other similar proposals, they are considered to be material to the company and could require the analysis of a wide variety of factors in order to determine if the transaction is in the best interest of shareholders. As a result, Wasatch will review and vote each proposal on a case-by-case basis.

Anti-Takeover Provisions

In an attempt to prevent a company from being acquired without the approval of the board of directors, shareholders may be asked to vote on a variety of proposals such as shareholder rights plans (commonly referred to as “poison pills”), supermajority voting, blank check preferred stock, fair price provisions, and the creation of a separate class of stock with disparate voting rights. Wasatch recognizes that such proposals may enhance shareholder value in certain situations. However, Wasatch will review proposals pertaining to anti-takeover provisions on a case-by-case basis and vote against those proposals merely intended to entrench management and prevent the company from being acquired at a fair price.

Auditors

An audit of a company’s financial statements is an important part of the investment process, for while an audit cannot fully protect investors against fraud, it does verify that the financial statements accurately represent the position and performance of the company. Wasatch generally votes for proposals to ratify auditors unless the auditors do not appear to be independent. Auditor independence may be compromised if the auditor has a financial interest and/or association with the company or receives substantial compensation for non-audit related services. Wasatch also generally votes for proposals to authorize the board of directors to determine the remuneration of the auditors unless there is evidence of excessive compensation relative to the size and nature of the company.

Social and Environmental Issues

While Wasatch believes corporations have an obligation to be responsible corporate members of society, generally we will not support proposals concerning social, political or environmental issues if the proposals are economically disadvantageous to shareholders.

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Foreign Issuers

With respect to some non-U.S. issuers, the exercise of voting rights can cause an account to incur a cost or cause the underlying shares to be blocked from trading. Although we recognize the 5 of 8 importance of the right to vote, Wasatch believes that clients may be better served by avoiding unnecessary costs and preserving the right to trade shares promptly should conditions warrant. Accordingly, there may be times when no vote is cast because Wasatch’s analysis of a particular proxy leads us to believe that the cost of voting the proxy exceeds the expected benefit to clients (e.g., when casting a vote on a foreign security requires that Wasatch engage a translator or travel to a foreign country to vote in person, or results in shares being blocked from trading). This position complies with the Department of Labor’s Interpretive Bulletin 94-2.

III.	EXCLUSIONS AND EXCEPTIONS

Wasatch has developed the general guidelines to assist us in making decisions about how to vote proposals concerning anticipatable issues. However, we recognize that the general guidelines are not exhaustive and cannot anticipate all of the potential issues, or the facts and circumstances surrounding a particular vote. Although we have general guidelines, in the situations covered below Wasatch may supplement or deviate from them.

Case-by-case Issues

Several of the issues mentioned above in the general guidelines recognize that the proper vote to maximize shareholder value will be dependent upon the facts in the actual situation. These facts cannot be anticipated and will be reviewed on a case-by-case basis with the aim of maximizing shareholder value. In addition, any issues that are not addressed by the foregoing guidelines will be reviewed on a case-by-case basis.

Exceptions

From time to time Wasatch will review an issue that is addressed by the foregoing guidelines and determine that in the specific case it is appropriate to vote against the recommendation provided in the guidelines with the aim of maximizing shareholder value. At these times it is permissible for Wasatch to vote against the general guidelines, but it is required that the rationale behind the deviation from the guidelines is sufficiently documented.

Conflicts of Interest

Wasatch will at all times make its best effort to vote proxies in the best interest of clients and avoid material conflicts of interest. A material conflict of interest refers to a situation in which Wasatch or affiliated persons of Wasatch have a financial interest in a matter presented by a proxy which could potentially compromise Wasatch’s independence of judgment and action with respect to the voting of the proxy. We will attempt to identify any material conflicts that may exist by, among other things, reviewing the identity of each issuer soliciting proxy votes to determine if the issuer or an affiliate of the issuer (i) is a client of Wasatch, (ii) has a relationship with Wasatch, (iii) there is a reasonable expectation that the issuer or an affiliate would become a client of Wasatch or develop a material relationship with Wasatch, or (iv) Wasatch holds a significant amount1 of the issuer’s shares outstanding. In addition, any Wasatch employee with knowledge of a personal conflict of interest (e.g., a familial relationship with company management) relating to an issuer soliciting proxy votes must disclose that conflict to the Proxy Manager and Compliance and remove himself or herself from the proxy voting process for that issuer. Any questions regarding whether a particular issue may present a material conflict of interest with respect to Wasatch’s voting of client proxies should be directed to Compliance.

In the event that Wasatch has a material conflict of interest in any proposal that is the subject of a proxy to be voted for a client account, Wasatch will instruct ISS to vote that proposal in accordance with ISS’ published recommendation. In such cases, any vote recommended by ISS is binding and may not be overridden by Wasatch. Proposals on the same proxy ballot for which Wasatch does not have a material conflict of interest will be voted in accordance with Wasatch’s Proxy Voting Policy.

[1]	Wasatch’s relative level of ownership of certain issuer’s soliciting proxy votes, as a percent of the company’s shares outstanding, may give the appearance of control. Wasatch clients hold the issuer’s stock solely for investment purposes, with no intent to control the business or affairs of the issuer. In such instances, Wasatch may instruct ISS to vote that meeting in accordance with ISS’ published recommendation.

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Private Funds

In addition to its other clients, Wasatch provides investment management services to private investment funds. Every vote made in the private funds will be considered a case-by-case vote. All voting decisions made for the private funds will be made independent of the voting decisions made for other Wasatch clients. In order to ensure this independence, Wasatch will document that different individuals have made these voting decisions independent of one another.

IV.	PROCEDURES

ISS’s Role

Wasatch has retained an independent service provider, Institutional Shareholder Services (“ISS”), to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research on proxy issues.

Proxy Manager’s Role

Wasatch has designated a member of our Operations team as Proxy Manager to assist in coordinating and voting securities. The Proxy Manager sends a proxy meeting calendar to research analysts detailing upcoming shareholder meetings and vote deadline information. The Proxy Manager then is responsible for ensuring the votes are cast, documenting the basis for voting decisions, and monitoring Wasatch’s proxy voting procedures.

Research Team’s Role

The members of Wasatch’s Research team are responsible for reviewing the proxies of the companies they follow, together with other relevant information, and providing the Proxy Manager with vote recommendations in conformance with this Policy.

Proxy Committee

Wasatch has established a Proxy Committee to oversee the implementation and monitoring of this Policy. The Proxy Committee provides a written report on a regular basis to the Wasatch’s Corporate Governance and Audit Committee as well as the Wasatch Funds Trust’s Board of Directors.

No less than annually, the Proxy Committee shall:

•	Review a sample of the record of voting delegation, including ERISA accounts, maintained by the Proxy Manager to determine if Wasatch is exercising its authority to vote proxies on portfolio securities held in the selected accounts;

•	Request and review voting data to determine if accurate and timely communication of proxy votes is reasonably accomplished during the period reviewed;

•	Meet with the Proxy Manager to review the voting of proxies, communication of proxy votes, and the general functioning of this policy; and

•	Prepare a written report to the Audit Committee with respect to the results of this review.

V.	Recordkeeping, Training and Maintenance

Recordkeeping

Under rule 204-2, Wasatch must retain the following:

a)	proxy voting policies;

b)	proxy statements received regarding client securities – Wasatch has delegated the responsibility for maintaining these records to ISS;

c)	records of votes they cast on behalf of clients – Wasatch has delegated the responsibility for maintaining these records to ISS;

d)	any documents prepared by Wasatch that were material to making a decision how to vote, or that memorialized the basis for the decision – this will generally be the proxy policy and documentation regarding any votes cast contrary to the policy;

e)	Record of the voting resolution of any conflict of interest;

f)	Records of any client requests for information on how a client’s proxies were voted and records of Wasatch’s responses to client requests;

g)	Training attendance records; and

h)	All written reports arising from annual reviews of the policy.

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Wasatch has retained ISS to assist in providing record-keeping. Wasatch may also use the Securities and Exchange Commission’s EDGAR database for the items referred to in item b above. Records not maintained by ISS shall be maintained by Wasatch for a period of not less than five years from the end of the Wasatch’s fiscal year during which the last entry was made on the record.

Training

At least annually, appropriate personnel will be trained regarding the Proxy Voting Policy. Such training program will review applicable laws, regulations, procedures and recent trends in proxy voting and their relation to Wasatch’s business. Training may be conducted in person or online, and completion records will be retained for a five-year period.

Annual Certification

Each Wasatch employee who is involved in the proxy voting process is required to certify annually that he or she has read, understands and has complied with, to the best of his or her knowledge, Wasatch’s Proxy Voting Policy.

ERISA

Wasatch acknowledges our responsibility to vote proxies for ERISA clients in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. Wasatch casts such proxy votes for the sole purpose of extending benefits to participants and beneficiaries while using the care, skill and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

Undue Influence

Any attempts by any of Wasatch’s personnel to influence the voting of client proxies in a manner that is inconsistent with Wasatch’s Policy should be reported to Wasatch’s Compliance Officer. If the Compliance Officer is the person attempting to influence the voting, the report should be made to Wasatch’s President.

VI.	Disclosure to Clients

Interested Clients are encouraged to request information on how Wasatch has voted their proxies. In order to request this information, separate account clients should contact their Client Relations representative. Wasatch Funds’ proxy voting record is available on the Funds’ website at www.wasatchfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Adopted as of September 30, 2004

Amended as of June 8, 2010

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1st Source Corporation Investment Advisors

Proxy Voting Policy

General Provisions

It is the policy of the Firm that, absent compelling reasons why a proxy should not be voted, all proxies relating to client securities should be voted.

Proxies are voted in the vest interests of the client accounts. The determination of the interest of a client account in a proposal presented by proxy is the effect, if any, the proposal could have on the current or future value of the investment.

Subject to the adoption of procedures or guidelines by the Board or specific written direction from a client, proxy voting shall be the responsibility of the Investment Committee, which may delegate such aspects of this responsibility as it may consider appropriate to designated officers or employees of the Firm.

If it is appropriate to do so, the Firm may employ an outside service provider to vote proxies or to advise in the voting of a proxy.

Conflicts of Interest

Proxy solicitations that might involve a conflict of interest between the Firm and its client accounts will be considered by the Investment Committee which will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, the Firm’s commitment to vote proxies in the best interest of client accounts, how the proxy will be handled.

Disclosure

The Firm shall disclose to each client how they may obtain information about how the Firm voted with respect to their securities; and shall provide each client a description of the Firm’s proxy voting policies and procedures and, upon request, shall furnish a copy of the policies and procedures to the requesting client.

Recordkeeping

The Firm will retain records relating to the voting of proxies, including:

•	A copy of policies, procedures or guidelines relating to the voting of proxies. A copy of each proxy statement that the Firm receives regarding client securities. The Firm may rely on a third party to make and retain, on its behalf, a copy of a proxy statement, provided that the Firm has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request or may rely on obtaining a copy of a proxy statement from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

•	A record of each vote cast by the Firm on behalf of a client. The Firm may rely on a third party to make and retain, on its behalf, a record of the vote cast, provided that the Firm has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

•	A copy of any document created by the Firm that was material to making a decision regarding how to vote proxies or that memorializes the basis for that decision.

•	A copy of each written client request for information on how the Firm voted proxies on behalf of the client, and a copy of any written response by the Firm to any client request for information on how the adviser voted proxies on behalf of the requesting client.

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•	The compliance officer will spot check a minimum of six voting records a quarter to ensure our guidelines are being met.

These records will be retained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Firm.

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STATEMENT OF ADDITIONAL INFORMATION

WASATCH FUNDS TRUST

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

Wasatch Core Growth Fund®-Institutional Class shares (WIGRX)

Wasatch Emerging Markets Select Fund®-Institutional Class shares (WIESX)

Wasatch Large Cap Value Fund®-Institutional Class shares (WILCX)

Wasatch Small Cap Value Fund®-Institutional Class shares (WICVX)

January 31, 2015

WASATCH FUNDS TRUST (“Wasatch Funds” or the “Trust”) is an open-end management investment company issuing shares in 20 separate series each of which is publicly offered and four of which are described herein: Wasatch Core Growth Fund® (the “Core Growth Fund”), Wasatch Emerging Markets Select Fund® (the “Emerging Markets Select Fund”), Wasatch Large Cap Value Fund® (the “Large Cap Value Fund”) and Wasatch Small Cap Value Fund® (the “Small Cap Value Fund”) (collectively, the “Funds” and each a “Fund”).

This Statement of Additional Information (the “SAI”) relates to the Institutional Class shares of the Funds. This is not a Prospectus but contains information in addition to, and more detailed than, that set forth in the Prospectus for the Institutional Class shares of the Funds and should be read in conjunction with the Prospectus. A Prospectus may be obtained by downloading it from Wasatch Funds’ website at www.WasatchFunds.com or without charge by calling 800.551.1700 or writing to Wasatch Funds at P.O. Box 2172, Milwaukee, Wisconsin 53201-2172. The SAI and the related Prospectus are both dated January 31, 2015. Capitalized terms used herein and not defined have the same meanings as those used in the Prospectus.

The audited financial statements for the Funds appear in the Funds’ annual report for its most recent fiscal year. The financial statements from the foregoing annual report are incorporated herein by reference. Shareholders may obtain a copy of the Annual Report dated September 30, 2014 of the Wasatch Funds, without charge, by calling 800.551.1700 or by downloading it from Wasatch Funds’ website at www.WasatchFunds.com.

P.O. Box 2172 Milwaukee, WI 53201-2172• www.WasatchFunds.com

Phone: 800.551.1700

Wasatch Funds are distributed by ALPS Distributors, Inc.

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GENERAL INFORMATION AND HISTORY

Wasatch Funds was incorporated under Utah law on November 18, 1986 and reincorporated as a Minnesota corporation in January 1998 and reorganized into a Massachusetts business trust on March 31, 2010. The Wasatch Large Cap Value Fund, a series of the Trust, commenced operations on December 15, 2008, the date of the acquisition of the assets and liabilities of the 1st Source Monogram Income Equity Fund (the “Predecessor Fund”), a series of the Coventry Group, a registered investment company. As of the date of the acquisition, all of the holders of issued and outstanding shares of the Predecessor Fund received shares of the applicable Large Cap Value Fund. With the reorganization, the Fund assumed the financial and performance history of the Predecessor Fund. Effective September 19, 2008, the Predecessor Fund changed its fiscal year end to September 30. Institutional Class shares of the Core Growth Fund, Large Cap Value Fund and Small Cap Value Fund each commenced operations on January 31, 2012. Institutional Class shares of the Emerging Markets Select Fund commenced operations on December 13, 2012.

Each Fund is advised by Wasatch Advisors, Inc. (the “Advisor”).

On November 9, 2011, the Trust re-designated the existing shares of the Funds into the Investor Class shares, and authorized and designated a new Institutional Class of shares in the Funds, effective January 31, 2012. Currently, the Core Growth Fund, Emerging Markets Select Fund, Large Cap Value Fund and Small Cap Value Fund offer Institutional Class shares. This SAI is for the Institutional Class shares offered by these Funds; Investor Class shares are offered under a different prospectus and SAI. The Wasatch Long/Short Fund, another series of the trust, also offers Institutional Class shares pursuant to a different prospectus and statement of additional information. Information about Investor Class shares is available online at www.WasatchFunds.com, or by calling Wasatch Funds at 800.551.1700.

Open/Closed Status of Funds. The Core Growth Fund, Emerging Markets Select Fund, Large Cap Value Fund and Small Cap Value Fund are each open to investors.

FUND INVESTMENTS

Wasatch Funds is a registered open-end management investment company currently offering 20 separate Funds. The Core Growth Fund, Large Cap Value Fund, and Small Cap Value Fund are each diversified funds. The Emerging Markets Select Fund is a non-diversified fund, which means that it is permitted to invest its assets in a more limited number of issuers than other diversified investment companies.

Each Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”). To so qualify (i) not more than 25% of the total value of each Fund’s assets may be invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers controlled by each of the Funds, which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar, or related trades or businesses, and (ii) with respect to 50% of the total value of each Fund’s assets (a) not more than 5% of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) and (b) each Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

The Prospectus has a description concerning the investment objectives and policies of each of the Funds. The investment policies of the Funds, unless specifically designated as fundamental, are non-fundamental policies and may be changed by the Board of Trustees of the Trust (the “Board” or the “Board of Trustees”) without the authorization of the Fund’s shareholders. There can be no assurance that any Fund will achieve its objective or goal.

Fund Names and Investment Policies. The Emerging Markets Select Fund, Large Cap Value Fund and Small Cap Value Fund each have names that suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A Fund’s policy to invest at least 80% of its assets in such a

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manner is not a “fundamental” one, which means that it may be changed without a vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.

INVESTMENT STRATEGIES AND RISKS

Each of the Funds’ principal investment strategies and the risks associated with those strategies are described in the Prospectus. The following section describes in greater detail than the Prospectus, the Funds’ investment strategies and the associated risks. Unless noted otherwise, the investment strategies and risks described in this section are non-principal.

Borrowing to Purchase Securities (Leveraging). The Funds may use leverage, that is, borrow money to purchase securities. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the borrowing costs (including interest), the net asset value (“NAV”) of a Fund will rise. On the other hand, if the investment gains fail to cover the borrowing costs or if there are losses, the NAV of a Fund will decrease.

The 1940 Act requires borrowings to have 300% net asset coverage, which means, in effect, that each Fund would be permitted to borrow up to an amount equal to one-third of the value of its total assets. If a Fund fails to meet this asset coverage test for any reason including adverse market conditions, it will be required to reduce borrowings within three business days to the extent necessary to meet the test. This requirement may make it necessary to sell a portion of a Fund’s securities at a time when it is disadvantageous to do so. The amount a Fund can borrow may also be limited by applicable margin limitations of the Federal Reserve Board. Briefly, these provide that banks subject to the Federal Reserve Act may not make loans for the purpose of buying or carrying margin stocks if the loan is secured directly or indirectly by a margin stock, to the extent that the loan is greater than the maximum loan value of the collateral securing the loan.

Despite the potential risks of leveraging, the Advisor believes there may be times when it may be advantageous to the applicable Funds to borrow to make investments. For example, when a portfolio manager perceives unusual opportunities in the market or in a particular sector, the portfolio manager may want to be more than 100% invested. Borrowing may also be considered when stock prices and trading volume are not favorable for securities a portfolio manager wants to sell, but stock prices and trading volume are favorable for securities the portfolio manager wants to buy. In these situations, which arise infrequently, borrowing may allow a portfolio manager to take advantage of favorable opportunities to purchase desired securities without having to sell securities at unfavorable prices.

Convertible Securities. The Funds may invest in convertible securities. These are generally bonds or preferred stocks that are convertible into a corporation’s common stock. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and therefore generally entail less risk of loss of principal than the corporation’s common stock.

In selecting convertible securities for the Funds, the Advisor will consider, among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund’s portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low

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relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund. Convertible securities may have mandatory sinking fund provisions prior to maturity, a negative feature when interest rates decline.

Refer to Appendix A for a description of preferred stock and long- and short-term debt ratings.

Corporate Bonds. The Funds may invest in corporate bonds that are rated, at the time of purchase, in the four highest categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service, Inc., a division of McGraw-Hill Companies, Inc. (“S&P”), or other nationally recognized statistical rating organizations (“NRSRO” or unrated securities deemed by the Advisor, to be of comparable quality. These high rated bonds are also known as “investment grade debt securities.” The Funds (other than the Large Cap Value Fund) may also invest in corporate bonds that are lower rated (Moody’s Ba or lower or S&P BB or lower). These lower rated bonds are also known as “non-investment grade debt securities” or “junk bonds.” See Appendix A for a description of ratings on investment grade and non-investment grade debt securities.

Derivatives. The Funds may use derivatives, such as futures, options, options on futures, and forward foreign currency exchange contracts. A derivative is a financial contract whose value is based on (or “derived from”) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment based on the change in one or more securities, currencies, indices or other assets. The Funds may use derivatives for hedging purposes, including to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund’s portfolio resulting from securities markets, currency exchange rate or interest rate fluctuations (i.e., to hedge); protect the Fund’s unrealized gains reflected in the value of its portfolio securities; facilitate the sale of such securities for investment purposes; and as a substitute for buying or selling securities, securities indices or currencies. The Funds (other than the Large Cap Value Fund) may also use derivatives for non-hedging (speculative) purposes including to enhance a Fund’s returns. A Fund may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables, including market conditions.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. These risks are heightened when the management team uses derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. In addition, certain derivatives have the potential for unlimited losses regardless of the size of the initial investment. Derivatives also involve the risk of mispricing or improper valuations (particularly, for non-standardized contracts) and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices. Derivatives may also be less liquid and may be difficult or impossible to sell or terminate at a desirable time or price. Derivatives may also involve credit risk which is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter (“OTC”) derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. Use of derivatives may also increase the amount and affect the timing and character of taxes payable by shareholders. The Fund may lose money on derivatives or may not fully benefit on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. A Fund’s ability to benefit from derivatives is largely dependent on the Advisor’s ability to use such strategies successfully. For more information about the various types of derivatives, see the sections in this SAI discussing such securities including Futures Contracts; Put and Call Options and Options and Futures Relating to Foreign Currencies.

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Futures Contracts. The Funds may enter into futures contracts. Futures contracts are standardized, exchange-traded contracts that require delivery of the underlying financial instrument (such as a bond, currency or stock index) at a specified price, on a specified future date. The buyer of the futures contract agrees to buy the underlying financial instruments from the seller at a fixed purchase price upon the expiration of the contract. The seller of the futures contract agrees to sell the underlying financial instrument to the buyer at expiration at the fixed sales price. In most cases, delivery never takes place. Instead, both the buyer and the seller, acting independently of each other, usually liquidate their positions before the contract expires; the buyer sells futures and the seller buys futures.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures may be used for hedging (i.e., to protect against adverse future price movements in a Fund’s portfolio securities, or in securities a Fund intends to purchase). For example, if the portfolio manager thinks that the stock market might decline, the portfolio manager could sell stock index futures to safeguard a Fund’s portfolio. If the market declines as anticipated, the value of stocks in a Fund’s portfolio would decrease, but the value of a Fund’s futures contracts would increase. The Funds (other than the Large Cap Value Fund) may also use futures contracts to speculate on the market. For example, the portfolio manager might buy stock index futures on the expectation that the value of a particular index will rise, even though the stocks comprising the index are unrelated to stocks held or intended to be purchased by a Fund. Using futures for speculation, however, involves significant risk since futures contracts are highly leveraged instruments. When a portfolio manager enters into a futures contract, the manager needs to put up only a small fraction of the value of the underlying contract as collateral, yet gains or losses will be based on the full value of the contract.

The use of futures contracts would expose the Funds to additional investment risks and transaction costs. Risks include: the risk that securities prices will not move in the direction that the Advisor anticipates; an imperfect correlation between the price of the futures contract and movements in the prices of any securities being hedged; the possible absence of a liquid secondary market for any particular futures contract and possible exchange-imposed price fluctuation limits; and leverage risk, which is the risk that adverse price movements in a futures contract can result in a loss substantially greater than a Fund’s initial investment in that contract. A relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the Fund.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (FCM), when the contract (or written options thereon) is entered into. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the investment limitations of the Funds. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to a return of the margin owed only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the respective Fund. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in a substantial loss (or gain), to an investor.

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Options and Futures Relating to Foreign Currencies. The Funds may engage in options and futures transactions related to foreign currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency. The purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease exposure to different foreign currencies. The Funds may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Funds’ investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Funds against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Funds’ foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Funds’ investments exactly over time.

Asset Coverage for Futures and Options Positions. The Funds will comply with guidelines established by the Securities and Exchange Commission (the “SEC”) with respect to coverage of options and futures strategies by mutual funds, and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Funds’ assets could impede portfolio management or the Funds’ ability to meet redemption requests or other current obligations.

Limitations on Futures and Commodity Options Transactions. The Funds have filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association and are therefore not subject to registration or regulation as a pool operator under the Commodity Exchange Act. Such Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act.

The Funds’ investments in futures contracts, commodity options, and swaps and the Funds’ policies regarding futures contracts, options, and swaps discussed elsewhere in this SAI may be changed as regulatory agencies permit. With respect to positions in commodity futures, commodity options contracts, or swaps which do not come within the meaning and intent of bona fide hedging, in the Commodity Futures Trading Commission (“CFTC”) rules, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the qualifying entity’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined by CFTC Rule 190.01(x) may be excluded in computing such 5%.

The aggregate net notional value of commodity futures, commodity options contracts or swap positions not used solely for bona fide hedging within the meaning of the applicable CFTC Rules and determined at the time the most recent position was established, does not exceed 100% of the liquidation value of the pool’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions the Funds have entered into.

On February 8, 2012, the CFTC adopted certain regulatory changes that will subject a mutual fund to regulation by the CFTC if the fund invests more than a prescribed level of its liquidation value in futures and certain other instruments, or if the fund markets itself as providing investment exposure to such instruments. As a result, the Funds may be subject to CFTC registration requirements, and a Fund’s disclosure and operations would need to comply with all applicable regulations governing commodity pools. The Funds’ Advisor may also be subject to CFTC regulation if a Fund is deemed to be a commodity pool. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions in the future, the Fund would comply with such new restrictions.

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Put and Call Options. The Funds may purchase and write put and call options. Such options may relate to particular securities, indices or futures contracts, may or may not be listed on a domestic or non-U.S. securities exchange and may or may not be issued by the Options Clearing Corporation. A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. The Funds may use put and call options for a variety of purposes. For example, if the portfolio manager wishes to hedge a security owned by a Fund against a decline in price, the portfolio manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the portfolio manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the portfolio manager intends to purchase a security at some date in the future, the portfolio manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes for the Funds (other than the Large Cap Value Fund). For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased.

Purchasing Put and Call Options. The Funds may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire, by exercising the option or if able, by selling the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if a security’s price falls substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the security’s price falls. At the same time, the buyer can expect to suffer a loss if the security’s price does not rise sufficiently to offset the cost of the option.

Each Fund will not invest more than 10% of the value of its net assets in purchased options.

Writing Put and Call Options. The Funds may write (i.e., sell) put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund would be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in put options it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for put options the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If the underlying security’s price rises, however, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

If the security’s price remains the same over time, it is likely that the put writer will also profit, because it should be able to close out the option at a lower price. If the security’s price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

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Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in the security’s price increase.

The Funds will write only “covered” put and call options.

A call option written by a Fund is “covered” if the Fund: (a) owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio; or (b) meets the asset coverage requirements described under “Asset Coverage for Futures and Options Positions” above.

A put option written by a Fund is “covered” if the Fund: (a) holds a put on the same security having the same principal amount as the put option it has written and the exercise price of the put held is equal to or greater than the exercise price of the put written; or (b) meets the asset coverage requirements described under “Asset Coverage for Futures and Options Positions” above.

If options are “covered” by the Fund meeting the asset coverage requirements, the Fund’s economic exposure is not limited as it would be if the options are “covered” as described in paragraphs (a) above.

OTC Options. The Funds may engage in OTC options transactions. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor options to its needs, OTC options generally involve greater credit and default risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Additional Risks of Options and Futures Contracts.

Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions, such as futures and options. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of futures and options depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund.

Lack of Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly. The Funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involve a risk that the respective Fund’s options or futures positions will not track the performance of the Fund’s other investments.

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Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect a security’s price the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Funds may purchase or sell options and futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the respective Fund to enter into new positions or close out existing positions. In addition, if unable to close a future position, in the event of adverse price movements, a Fund would be required to make daily cash payments in order to maintain its required margin. In such situation, if a Fund has insufficient cash, it may have to sell other portfolio securities at an inopportune time to meet daily margin requirements. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the applicable Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover options or futures positions could also be impaired.

Equity-Linked Instruments. The Equity Funds may invest in equity linked instruments, including participatory notes. Such instruments are used by investors to obtain exposure to an equity investment, including common stocks and warrants, in a local market where direct ownership is not permitted. In countries where direct ownership by a foreign investor is not allowed by local law (e.g., Saudi Arabia), an investor may gain exposure to the market through an equity-linked instrument, (e.g., a participatory note), which derives its value from a basket of underlying equity securities. Such instruments are intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have had the invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.

In addition to otherwise providing access to otherwise closed markets, equity-linked instruments can also act as a less expensive alternative to direct investment in markets where foreign ownership is permitted by reducing registration and transaction costs. It should not be assumed that equity-linked instruments will lessen the liquidity risks of a Fund.

Equity-linked instruments are generally structured and sold by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market. Pursuant to the terms of the instrument created, the Fund may tender the instrument for cash payment in an amount that reflects the current market value of the underlying investments, less program expenses, such as trading costs, taxes and duties. The instruments represent unsecured, unsubordinated contractual rights of the issuer. They do not typically confer any right, title or interest in respect to the underlying equity securities or provide rights against the issuer of the underlying securities.

The purchase of equity-linked instruments involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities. The Fund is subject to the risk that the issuer of the instrument (i.e., the issuing bank or broker-dealer) is unable or refuses to perform under the terms of the instrument, also known as counter-party risk. While the holder of such instrument is entitled to receive from the issuer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Equity-linked instruments are also not traded on exchanges, are privately issued, and may be illiquid. There can be no assurance that the trading price or value of the instrument will equal the value of the underlying value of the equity securities to which they are linked.

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Exchange-Traded Funds (“ETFs”). The Funds may invest in ETFs. ETFs are investment companies, the shares of which are bought and sold on a securities exchange. The securities of an ETF are redeemable only in larger aggregation of a specified number of shares and generally on an in-kind basis. Generally, certain ETFs may represent a portfolio of securities designed to track the composition and/or performance of specific indexes or portfolio of specific indexes, while other ETFs may be actively managed that do not track an index (generally referred to as actively-managed ETFs). The market prices of ETF investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which its shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include: SPDRs®, Select Sector SPDRs®, DIAMONDSSM, NASDAQ 100 Shares and iShares.

There are many reasons why a Fund would purchase an ETF. For example, a Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. market or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which the ETF invests and the investment strategies of the ETF. However, lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. In addition, ETFs have operating expenses, including management fees that increase their costs versus the costs of owning the underlying securities directly. The Funds may purchase ETFs to the extent permitted by the 1940 Act, rules thereunder or as described below, to the extent permitted by exemptive orders granted to the various ETFs by the SEC. (See also the description of “Securities of Other Investment Companies”).

Foreign Currency Transactions. The Funds may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets primarily for the purpose of effecting foreign securities transactions. Because each foreign security transaction involves a foreign currency transaction, if investments in foreign securities are a principal investment strategy of a Fund, then foreign currency transactions will likewise be a principal strategy of the Fund. Currency conversion may involve dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded on an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The Funds may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds.

In connection with purchases and sales of securities denominated in foreign currencies, the Funds may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Advisor expects to enter into settlement hedges in the normal course of managing the respective Fund’s foreign investments. The Funds could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Advisor.

The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Funds owned securities denominated in pounds sterling, they could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Funds could also hedge the position by selling another currency expected to perform similarly to the pound sterling—for example, by entering into a forward contract to sell European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

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SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover forward currency contracts.

Successful use of forward currency contracts will depend on the Advisor’s skill in analyzing and predicting currency values. Forward contracts may substantially change the respective Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Advisor anticipates. For example, if a currency’s value rose at a time when the Advisor had hedged the Funds, respectively, by selling that currency in exchange for U.S. dollars, the Funds would be unable to participate in the currency’s appreciation. If the Advisor hedges currency exposure through proxy hedges, the Funds could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Advisor increases the applicable Fund’s exposure to a foreign currency, and that currency’s value declines, the Funds will realize a loss. There is no assurance that the Advisor’s use of forward currency contracts will be advantageous to the Funds or that it will hedge at an appropriate time. The policies related to foreign currency transactions described in this section are non-fundamental policies of the Funds.

Foreign Securities. The Large Cap Value Fund may invest in foreign securities (whether issued by foreign companies directly or through sponsored and unsponsored American Depositary Receipts or Global Depositary Receipts) and investing in foreign securities is a non-principal strategy of that Fund. Investing in foreign securities is a principal strategy of the Core Growth Fund, Emerging Markets Select Fund and Small Cap Value Fund. The Core Growth Fund and Small Cap Value Fund may invest up to 20% of their respective total assets at the time of purchase in securities issued by foreign companies. The Emerging Markets Select Fund may invest in securities issued by foreign companies without limitation. Securities issued by foreign companies incorporated outside of the United States, but whose securities are publicly traded in the United States, directly or through sponsored and unsponsored American Depositary Receipts or Global Depositary Receipts are not defined as “Foreign Companies” and are not, therefore, subject to limitations on investments in foreign securities, if applicable. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments.

Additional Risks of Foreign Securities.

Foreign Securities Markets. Trading volume on foreign country and, in particular, emerging and frontier market stock exchanges is substantially less than that on the New York Stock Exchange (“NYSE”). Further, securities of some foreign and, in particular, emerging and frontier market companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. The Funds endeavor to achieve the most favorable net results on their portfolio transactions and may be able to purchase securities on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers, custodians and listed companies may be subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary three day settlement time for U.S. securities.

Companies in foreign countries are not generally subject to the same accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

Currency Risk. The value of the assets of a Fund, as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency relative to the U.S. dollar may cause a corresponding change in the dollar value of a Fund’s assets that are denominated or traded in that country. In addition, a Fund may incur costs in connection with conversion between various currencies.

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Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, could impose additional withholding taxes on dividends or interest income payable on securities, could impose exchange controls or adopt other restrictions that could affect a Fund’s investments.

Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to the regulatory requirements of U.S. companies. There may be less publicly available information about such companies. Foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

Foreign Tax Risk. The Funds’ income from foreign issuers may be subject to non-U.S. withholding taxes. The Funds may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Funds, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody charges, are generally higher than those of domestic transactions.

Emerging Markets. The Funds may invest in securities issued by companies domiciled or economically tied to countries with emerging markets. Investing in securities of issuers domiciled in emerging markets entail greater risks than investing in securities of issuers domiciled in countries with more mature securities markets. These risks may include (i) less social, political and economic stability; (ii) small current size of markets for such securities and low or nonexistent trading volume, which result in lack of liquidity and greater price volatility; (iii) certain national policies which may restrict the Funds’ investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) inaccurate, incomplete or misleading financial information of companies in which the Funds invest; and (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors, such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Many developing countries in which the Funds may invest lack the social, political and economic stability characteristics of the U.S. Political instability in these developing countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars and religious oppression. Economic instability in market countries may take the form of (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Many of these developing countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some of these developing countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

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In the past, governments within emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for the governments to meet, representing a large percentage of total gross domestic product. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future.

Stock exchanges in emerging markets have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again, could affect the market price and liquidity of the securities in which the Funds invest. In addition, the governing bodies of certain stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. Disputes have also occurred from time to time among listed companies, the stock exchanges and other regulatory bodies, and in some cases those disputes have had a negative effect on overall market sentiment. There have been delays and errors in share allotments relating to initial public offerings, which in turn affect overall market sentiment and lead to fluctuations in the market prices of the securities of those companies and others in which the Funds may invest.

Small emerging and frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries, and as a result, the risks of investing in emerging markets described above are magnified for small emerging market and frontier countries.

Share Blocking. In addition, investing in emerging and frontier markets includes the risk of share blocking. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting.

Share blocking may prevent the Funds from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer. Once blocked, the only manner in which to remove the block would be to withdraw a previously cast vote, or to abstain from voting altogether. The process for having a blocking restriction lifted can be very difficult, with the particular requirements varying widely by country. In certain countries, the block cannot be removed at all.

Share blocking may present operational challenges for the Funds, including the effect that an imposed block would have on pending trades. Pending trades may be caused to fail and could potentially remain unsettled for an extended period of time. Fails may also expose the transfer agent and the Fund to “buy in” situations, where, if unable to deliver shares after a certain period of time, a counterparty has the right to go to market, purchase a security at the current market price and have any additional expense borne by the Fund or the transfer agent.

Investments in India. In addition to the risks incurred in investing in foreign and emerging market, risks associated with investing in India include the following. Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In India, “Foreign Institutional Investors” (“FIIs”) may predominately invest in exchange-traded securities (and securities to be listed, or those approved on the OTC market of India) subject to the conditions specified in Indian guidelines and regulations (the “Guidelines”). FIIs are required to apply for registration to the

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Securities and Exchange Board of India (“SEBI”) and to the Reserve Bank of India for permission to trade in Indian securities. The Guidelines require SEBI to review the professional experience and reputation of the FII and custodian arrangements for Indian securities. Although the Trust is a registered FII, it must still seek renewal of this status periodically. There can be no guarantee that regulatory approval will be granted to continue the Trust’s FII status and a Fund’s ability to buy or sell Indian securities may be impaired if the Fund’s ability to transact is denied, delayed, suspended or not renewed by local regulators. FIIs are required to observe certain investment restrictions, including an ownership ceiling on the total issued share capital of any one company of: (1) 10% for an FII in aggregate; and (2) 10% for each sub-account or 5% for sub-accounts registered under the Foreign Companies/Individual category. In addition, the shareholdings of all registered FIIs, together with the shareholdings of non-resident Indian individuals and foreign corporate bodies substantially owned by non-resident Indians, may not exceed 40% of the issued share capital of most companies. It is possible that this restriction could be raised or potentially lifted, subject to that company’s approval. Under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriable, subject to payment or withholding of applicable Indian taxes. Please see the section entitled “Matters Related to India” in this SAI. There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for the Fund to reach its investment objectives or repatriate its income, gains and initial capital from India.

A high proportion of the shares of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the Fund. In addition, further issuances (or the perception that such issuances may occur) of securities by Indian issuers in which the Fund has invested could dilute the earnings per share of the Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, the Fund’s investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.

The ability of a Fund to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from its investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999, and the rules, regulations and notifications issued thereunder. There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the ability of a Fund to repatriate its income and capital. Such conditions or modifications may prompt the Board of Trustees to suspend redemptions of a Fund’s shares for an indefinite period. If for any reason a Fund is unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, the Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the U.S. Internal Revenue Code.

Religious and border disputes persist in India. Moreover, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy. Escalating tensions between India and Pakistan could impact the broader region. The Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. Recent attacks by terrorists believed to be based in Pakistan against India have further damaged relations between the two countries. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect the Fund’s investments.

India has less developed clearance and settlement procedures, and there have been times when settlements have been unable to keep pace with the volume of securities and have been significantly delayed. The Indian stock exchanges have in the past been subject to closure, broker defaults and broker strikes, and there can be no certainty that this will not recur. In addition, significant delays are common in registering transfers of securities and a Fund may be unable to sell securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

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Illiquid Securities. Under SEC rules, an investment in a security is generally deemed to be “illiquid” if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Funds.

The Board has authorized the Advisor to make liquidity determinations with respect to certain securities, including securities issued in reliance upon Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) (“Rule 144A Securities”). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be an illiquid security.

Each Fund may invest up to 15% of its net assets in illiquid securities including “restricted” securities and private placements for which there is no public market value.

Securities in which a Fund may invest include securities issued by corporations without registration under the 1933 Act, such as securities issued in reliance on the so-called “private placement” exemption from registration which is afforded by Section 4(2) of the 1933 Act (“Section 4(2) securities”). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Any such restricted securities will be considered to be illiquid for purposes of the Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board, the Advisor has determined such securities to be liquid because such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. The Large Cap Value Fund will limit its investment in Section 4(2) securities to not more than 10% of its net assets.

The fair value of these securities will be determined by the Pricing Committee of the Advisor with oversight by the Board of Trustees in accordance with Board-approved Pricing Policies and Procedures. Given the inherent uncertainties of estimating fair market value, there can be no assurance that the value placed on a security will be appropriate in terms of how the security may be ultimately valued on the public market. These securities may never be publicly traded and the Funds may not be able to easily liquidate positions in these securities.

If illiquid securities exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce, in an orderly fashion, its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the Advisor may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their prices depreciate. Depreciation in the prices of illiquid securities may cause the net asset value of a Fund to decline.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33  1⁄3% of the value of a Fund’s total assets and provided that such loans are callable at any time by a Fund and are at all times secured by cash or equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that a Fund continues to receive interest and dividends from the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day’s notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Trustees. On termination of the loan, the borrower is required to return the securities to the Fund and any gain or loss in the market price during the loan would be borne by the Fund.

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Since voting or consent rights which accompany loaned securities pass to the borrower, the Funds will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on a Fund’s investment in the securities which are the subject of the loan. The Funds will pay reasonable finders, administrative and custodial fees in connection with loans of securities or may share the interest earned on collateral with the borrower.

The primary risk in securities lending is default by the borrower as the value of the borrowed security rises, resulting in a deficiency in the collateral posted by the borrower. The Funds seek to minimize this risk by computing the value of the security loaned on a daily basis and requiring additional collateral if necessary.

Money Market Instruments. Each Fund may invest in a variety of money market instruments for pending investments, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market, economic or political conditions, when the Advisor takes temporary defensive positions, including when the Advisor is unable to locate attractive investment opportunities, or when the Advisor considers market, economic or political conditions to be unfavorable for profitable investing. Money market instruments include, but are not limited to, the following instruments. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. A Fund may purchase commercial paper consisting of issues rated at the time of purchase by one or more appropriate NRSRO (e.g., S&P’s and Moody’s) in one of the two highest rating categories for short-term debt obligations. The Funds may also invest in commercial paper that is not rated but that is determined by the Advisor to be of comparable quality to instruments that are so rated by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances invested in by a Fund will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank. Certificates of deposit and demand and time deposits will be those of domestic banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the FDIC.

Mortgage-Related Securities. The Funds may, consistent with their investment objectives and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or issued by nongovernmental entities.

Mortgage-related securities, for purposes of the Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association (“GNMA”) and government-related organizations such as the Federal National Mortgage Association (“FNMA”), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a

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mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return to a Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The Funds may also invest in mortgage-related securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. Mortgage-related securities will be purchased only if rated in the three highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Advisor deems to be of comparable quality.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. In September 2008, FNMA and FHLMC were placed into conservatorship overseen by the Federal Housing Finance Agency (“FHFA”). As conservator, FHFA will succeed to the rights, titles, powers and privileges of the company and any stockholder, officer or director of such company with respect to the company and its assets and title to all books, records and assets of the company held by any other custodian or third party. The conservator is then charged with operating the company.

Municipal Obligations. The Funds may invest in municipal securities whose interest, in the opinion of the securities’ counsel, is exempt from federal income tax and from the federal alternative minimum tax. The Advisor or a Fund do not guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion. If certain types of investments a Fund buys as tax-exempt are later ruled to be taxable, a portion of the Fund’s income could be taxable. To the extent that a Fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market.

Non-Investment Grade Securities. The Funds (except the Large Cap Value Fund) may invest up to 10% of their total assets in non-investment grade securities subject to the following. Such securities include high yield (junk) bonds, convertible bonds, preferred stocks and convertible preferred stocks.

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Non-investment grade bonds are debt securities rated Ba or lower by Moody’s or BB or lower by S&P. They generally offer greater returns in the form of higher average yields than investment grade debt securities (rated Baa or higher by Moody’s or BBB or higher by S&P). Non-investment grade debt securities involve greater risks than investment grade debt securities including greater sensitivity to changes in interest rates, the economy, the issuer’s solvency and liquidity in the secondary trading market. See Appendix A for a description of corporate bond ratings.

Yields on non-investment grade debt securities will fluctuate over time. The prices of non-investment grade debt securities have been found to be less sensitive to interest rate changes than investment grade debt securities, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to pay principal and interest obligations, meet projected business goals and to obtain additional financing. If the issuer of a debt security held by a Fund defaulted, the Fund might incur additional expenses seeking to recover the issuer’s defaulted obligation. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt securities and a Fund’s NAV. Furthermore, the market prices of non-investment grade debt securities structured as zero coupon or payment-in-kind securities are affected to a greater extent by interest rate changes and tend to be more volatile than securities that pay interest periodically and in cash.

Non-investment grade debt securities present risks based on payment expectations. For example, they may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. A high-yielding security’s value will decrease in a rising interest rate market and will result in a corresponding decrease in the value of a Fund’s assets. Unexpected net redemptions may force a Fund to sell securities including, but not limited to, non-investment grade debt securities, without regard to their investment merits, thereby decreasing the asset base upon which a Fund’s expenses can be spread and possibly reducing the rate of return.

To the extent that there is no established secondary market, there may be thin trading of non-investment grade securities, including high yield bonds, convertible bonds, preferred stocks and convertible preferred stocks held by a Fund. This may adversely affect the ability of the Pricing Committee of the Advisor or the Funds’ Board of Trustees to accurately value a Fund’s non-investment grade securities and a Fund’s assets and may also adversely affect a Fund’s ability to dispose of the securities. In the absence of an established secondary market, valuing securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of non-investment grade securities, especially in a thinly traded market. Illiquid or restricted non-investment grade securities purchased by a Fund may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Certain risks are associated with applying ratings as a method for evaluating non-investment grade securities. For example, credit ratings for bonds evaluate the safety of principal and interest payments, not the market value risk of such securities. Credit rating agencies may fail to timely change credit ratings to reflect subsequent events. The Advisor continuously monitors the issuers of non-investment grade debt securities held by a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure the securities’ liquidity. A Fund may be more dependent upon the Advisor’s own analysis of non-investment grade securities than is the case for investment grade securities. Also, a Fund may retain a portfolio security whose rating has been changed if the security otherwise meets a Fund’s investment criteria.

Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Securities rated non-investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as “junk bonds.” To the extent a Fund purchases or holds convertible or other non-investment grade securities, a Fund may be exposed to greater risk that the issuer will not repay principal, or pay interest or dividends on such securities in a timely manner.

Ratings published by rating agencies seek to measure credit risk (Rating agencies’ descriptions of non-investment grade securities are contained in Appendix A of this SAI). The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

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Interest Rate Risk. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Even though some interest-bearing securities are investments which offer a stable stream of income at relatively high current yield, the prices of such securities are affected by changes in interest rates and are therefore subject to market price fluctuations. The value of fixed income securities varies inversely with changes in market interest rates. When interest rates rise, the value of a Fund’s fixed income securities, and therefore its net asset value per share, generally will decline. In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, if a Fund is invested in fixed income securities with longer weighted average maturities, the net asset value of a Fund should be expected to have greater volatility in periods of changing market interest rates.

Preferred Stock. The Funds may invest in preferred stock. Preferred stock, unlike common stock, may offer a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative, non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. For a description of preferred stock ratings, see Appendix A.

Real Estate Securities. The Funds may invest in real estate investment trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. While there are many types of REITs, all REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Funds will not invest in real estate directly, but only in securities issued by real estate companies. The risks of investing in REITs include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

Repurchase Agreements. Each Fund may agree to purchase securities from financial institutions (including clearing firms registered with the SEC that provide comparison, netting and settlement services to their members with respect to repurchase agreement transactions), and the corporate parents or affiliates of such financial institutions or clearing firms, subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Although the underlying securities’ collateral related to a repurchase agreement may bear maturities exceeding one year, the term and settlement for the repurchase agreement security will never be more than one year and normally will be within a shorter period of time (often one business day). Underlying securities’ collateral related to repurchase agreements is held either by the Funds’ custodian or sub-custodian (if any). The seller, under a repurchase agreement, will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund includes the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that a Fund is entitled to sell the underlying securities’

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collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Funds’ custodian monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. This is done in an effort to determine whether the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

In addition, the Funds may invest in repurchase agreements for pending investments, to meet anticipated redemption requests, to retain the flexibility to respond promptly to changes in market, economic or political conditions, when the Advisor takes temporary defensive positions, when the Advisor is unable to locate attractive investment opportunities, and/or when the Advisor considers market, economic or political conditions to be unfavorable for profitable investing.

Reverse Repurchase Agreements. The Funds may borrow funds by entering into reverse repurchase agreements in accordance with that Fund’s investment restrictions. Pursuant to such agreements, each Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

Securities of Other Investment Companies. The Funds may purchase the securities of other investment companies, including foreign and domestic registered and unregistered open-end funds, closed-end funds, unit investment trusts and ETFs if the purchase is in compliance with the 1940 Act, rules thereunder or any exemptive relief in which a Fund may rely. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations. If a Fund invests in securities of other investment companies, the return on any such investment will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies. (Such Fund indirectly absorbs its pro rata share of the other investment companies’ expenses.) However, the Advisor believes that at times the return and liquidity features of these securities may be more beneficial than other types of securities.

Except as described in the following paragraph, the Funds currently intend to limit investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. These limitations do not apply to investments in investment companies through a master-feeder type arrangement. In addition, to the extent allowed by law or regulation, a Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Advisor or otherwise affiliated with the Advisor, in excess of the limits discussed above.

With respect to a Fund’s investments in ETFs, pursuant to certain specific exemptive orders issued by the SEC to several ETFs, and procedures approved by the Board, a Fund may invest in certain ETFs in excess of the limits described above, provided that the Fund has described ETF investments in its Prospectus and otherwise complies with the conditions of the applicable SEC exemptive orders, each as may be amended, and any other applicable investment limitations.

Short Sales. The Funds may make short sales of securities. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to replace the borrowed security by purchasing it at a later date. A short sale provides a possible hedge against the market risk of the value of other investments and protects a Fund in a declining market.

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Short sales are subject to the risk that a Fund will incur a loss if the price of a security sold short increases between the date of the short sale and the date the Fund closes the short sale. Any gain on a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Except in the case of short sales “against the box,” a Fund’s market risk is unlimited in that the potential for increase in the market price of the security sold short is unlimited. Short sales “against the box” mean that the Fund owns securities identical to those sold short.

When a short position is closed out, it may result in a short-term capital gain or loss for federal income tax purposes. In a generally rising market, if a Fund maintains short positions in securities rising with the market, the net asset value of the Fund would increase to a lesser extent than if it had not engaged in short sales.

The Advisor may consider short selling when the Advisor finds companies it believes are substantially overpriced. Short selling may also be considered in arbitrage and hedge situations, and short selling might also be used under certain circumstances to defer taxes.

An eligible Fund will not engage in short sales of securities when these transactions would cause the market value of all of its securities sold short to exceed 15% of its net assets subject to the following. The value of the securities of any one issuer that may be shorted by a Fund is limited to the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of any class of the issuer. All short sales must be fully collateralized. The Funds maintain the collateral in a segregated account with their custodian. The collateral consists of cash, U.S. Government securities or any other liquid securities equal to the market value of the securities at the time of the short sale. The Funds will thereafter maintain, on a daily basis, the collateral to ensure that it is equal to the current market value of the securities sold short. Short sales against the box are not subject to the 15% limitation. A capital gain or loss is recognized immediately upon the sale of a short against the box. A Fund may only engage in short sale transactions in securities listed on one or more U.S. or foreign securities exchanges or on EASDAQ or Nasdaq.

Stripped Obligations. The Funds may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount from their “face value,” and may include stripped mortgage-backed securities (“SMBS”). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund’s per share net asset value.

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The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. A Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, a Fund will be able to have beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, the Funds may acquire U.S. Government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Advisor is unaware of any binding legislative, judicial or administrative authority on this issue.

Swap Agreements. The Funds may enter into credit default swaps, interest rate swaps and currency swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. The credit default swap allows a Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A Fund will segregate the notional principal amount to cover the exposure created by the swap.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

A Fund may enter into swaps with members of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Advisor to be creditworthy.

United States Government Securities. To the extent consistent with their investment objectives, the Funds may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association (“SLMA”), are supported only by the credit of the instrumentalities. Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

In addition, in September 2008 FNMA and FHLMC were placed into conservatorship overseen by the FHFA. As conservator, FHFA will succeed to the rights, titles, powers and privileges of each company and any stockholder, officer or director of such company with respect to the company and its assets and title to all books, records and assets of the company held by any other custodian or third party. The conservator is then charged with operating the company.

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Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or an agency or instrumentality thereof; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.

U.S. Treasury Inflation-Protected Securities (TIPS). The Funds may invest in TIPS. Inflation-protected securities are a type of marketable book-entry security issued by the United States Department of Treasury (“Treasury”) with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. Consumer Price Index for All Urban Consumers (“CPI-U”).

The value of the principal is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-protected security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference Consumer Price Index (“CPI”) applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protected securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component receives this additional amount. The final interest payment, however, is based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protected securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury’s payment obligations on the inflation-protected security that need that month’s CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protected security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

Inflation-protected securities are held and transferred in either of two book-entry systems: the commercial book-entry system (“TRADES”) and TREASURY DIRECT. The securities are maintained and transferred at their original par amount, i.e., not their inflation-adjusted value. The Federal Reserve program was established by the Treasury Department and is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” STRIPS components are maintained and transferred in TRADES at their value based on their original par amount of the fully constituted security.

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Variable Amount Master Demand Notes. The Funds may invest in variable amount master demand notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns), must satisfy, for purchase by a Fund, the same criteria for commercial paper for a Fund. The Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Variable and Floating Rate Securities. The Funds may acquire variable and floating rate securities, subject to each Fund’s investment objectives, policies and restrictions. A variable rate security is one with terms providing for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one with terms providing for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such securities are frequently not rated by credit rating agencies; however, unrated variable and floating rate securities purchased by a Fund will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments eligible for purchase under a Fund’s investment policies. In making such determinations, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by a Fund, the Fund may resell the security at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate security in the event the issuer of the security defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that there exists no readily available market for such security and a Fund is not entitled to receive the principal amount of a note within seven days, such a security will be treated as illiquid for purposes of calculating such Fund’s limitation on investments in illiquid securities, as set forth in a Fund’s investment restrictions. Variable or floating rate securities may be secured by bank letters of credit.

Warrants. The Funds may invest in warrants to participate in an anticipated increase in the market value of the security. A warrant entitles the holder to buy a security at a set price during a set period of time. If such market value increases, the warrant may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting.

When-Issued Securities. The Funds may purchase securities on a “when-issued” basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a “when-issued” basis, a Fund’s custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, a Fund’s custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of a Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund’s liquidity and the ability of the Advisor to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, a Fund’s commitment to purchase “when-issued” or “delayed-delivery” securities will not exceed 25% of the value of its total assets.

When a Fund engages in “when-issued” transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund’s incurring a loss or missing the opportunity to obtain a price considered to be advantageous. A Fund will engage in “when-issued” delivery transactions only for the purpose of acquiring portfolio securities consistent with such Fund’s investment objectives and policies and not for investment leverage.

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Calculation of Portfolio Turnover Rate. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, with maturities or expiration dates at the time of acquisition of one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in investment portfolios from time to time as business and economic conditions as well as market prices may dictate. The current portfolio turnover rate for the Fund is set forth in the current Prospectus.

FUND RESTRICTIONS AND POLICIES

The Trust has adopted the following restrictions and policies relating to the investment of assets of the Funds and their activities. These are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Fund affected (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). A change in a fundamental policy affecting only one Fund may be effected with the approval of a majority of the outstanding shares of such Fund.

Each of the Core Growth Fund, Emerging Markets Select Fund, and Small Cap Value Fund may not:

1.	Purchase or sell real estate, provided that the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

2.	Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Funds from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indexes, bond indexes or interest rate indexes) or any security which is collateralized or otherwise backed by physical commodities.

3.	Make loans to other persons, except that each Fund may lend portfolio securities representing up to one-third of the value of its total assets. (The Funds, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with their investment objectives and policies.)

4.	Underwrite securities of other issuers except insofar as the Funds may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

5.	Invest more than 25% of total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

6.	Borrow money, except as permitted under the 1940 Act as interpreted or modified from time to time by any regulatory authority having jurisdiction.

7.	Issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

The Large Cap Value Fund may not:

1.	Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by such obligations.

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2.	Purchase any securities which would cause more than 25% of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry; provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

3.	Borrow money or issue senior securities except as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

4.	Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objectives and policies, make time deposits with financial institutions, and enter into repurchase agreements.

5.	Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions.

6.	Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

7.	Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

8.	Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

The following restrictions are non-fundamental and may be changed by the Trust’s Board of Trustees without shareholder vote.

Each of the Core Growth Fund, Emerging Markets Select Fund and Small Cap Value Fund will not:

1.	Make investments for the purpose of exercising control or management.

2.	Invest in other investment companies except to the extent permitted by 1940 Act, rules and regulations thereunder and any exemptive relief granted by the SEC pursuant to which the Fund can rely.

3.	Invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.

4.	Purchase or sell interests in oil, gas or other mineral exploration or development programs, although they may invest in the securities of issuers which invest in or sponsor such programs.

5.	Invest more than 10% of its total assets (taken at market value at the time of each investment) in Special Situations, i.e., companies in the process of reorganization or buy-out).

6.	Engage in short sales of securities when these transactions would cause the market value of all of a Fund’s securities sold short to exceed 15% of its net assets. Short sales against the box are not subject to this limitation.

7.	Purchase securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of transactions.

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The Large Cap Value Fund will not:

1.	Invest in other investment companies except to the extent permitted by the 1940 Act, or any rules or regulations thereunder, and any exemptive relief granted by the SEC upon which the Fund can rely.

2.	Purchase or sell interests in oil, gas or other mineral exploration or development programs, although they may invest in securities of issuers which invest in or sponsor such programs.

3.	Invest more than 15% of its net assets at the time of purchase in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.

4.	Mortgage or hypothecate the Fund’s assets in excess of one-third of the Fund’s total assets.

5.	Make investments for the purpose of exercising control or management.

6.	Invest more than 10% of its total assets (taken at market value at the time of each investment) in Special Situations, (i.e., companies in the process of reorganization or buy-out).

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities, repurchase agreements with maturities in excess of seven days and other instruments in such Fund which are not readily marketable to exceed the limit set forth in such Fund’s Prospectus or herein for its investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.

Any investment restriction or limitation, fundamental or otherwise, appearing in the Prospectus or SAI, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

Disclosure of Portfolio Holdings. The Board of Trustees has adopted the Policies on Releasing Portfolio Securities for the Funds (the “Disclosure Policies”) with respect to disclosure of information about the portfolio holdings of the Funds and the Advisor’s separately managed clients. The Disclosure Policies are intended to ensure compliance by the Advisor and the Funds with the applicable restrictions of the federal securities laws, including the 1940 Act. It is the policy of the Advisor and the Funds to prevent the selective disclosure of non-public information concerning the Funds. The Board and the Advisor considered each of the circumstances under which the Funds’ portfolio holdings may be disclosed to different categories of persons under the Disclosure Policies. The Advisor and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders, on the one hand, and those of the Advisor and its affiliates, on the other hand. After giving due consideration to such matters and after the exercise of their fiduciary duties, the Advisor and the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Disclosure Policies. The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (i) reviewing, at least quarterly, the potential and actual material conflicts that could arise between the Funds’ shareholders and those of the Advisor for any waivers and exceptions made to these Disclosure Policies during the preceding quarter and determine if they were made in the best interests of Fund shareholders; (ii) reviewing, at least quarterly, any violation(s) of these Disclosure Policies during the preceding quarter; and (iii) reviewing these procedures from time to time for their continued appropriateness and amend or ratify these Disclosure Policies as it deems necessary. In addition, the Board of Trustees oversees the implementation and enforcement of the Disclosure Policies by the Chief Compliance Officer of the Funds and considers reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) that may arise in connection with the Disclosure Policies. The Advisor and the Board reserve the right to amend the Disclosure Policies at any time and from time to time without prior notice in their sole discretion.

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No compensation or other consideration is received by the Funds, the Advisor or any affiliated party in regard to this disclosure. “Consideration” includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

General Policy. No information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except as provided below. As investment advisor, Wasatch Advisors, Inc. knows the portfolio holdings and it and the Funds do not disclose portfolio holdings to any other affiliated party, except as provided below.

•	Disclosure of Mutual Fund Holdings on a Lag. The Funds may publicly disclose all calendar quarter-end mutual fund holdings of all Funds for the most recent calendar quarter, including lists of top 10 holdings, after a 30-day delay. No date other than a calendar quarter-end may be used for the most recent calendar quarter. Month-end holdings may be made available for time periods that end prior to the beginning of the most recent calendar quarter. Disclosure to consultant databases, ratings agencies (such as Morningstar and Lipper), financial advisors and shareholder servicing representatives, will be subject to the delays set forth in the foregoing sentence. Shareholders may obtain a complete list of holdings by contacting a Wasatch Funds’ shareholder services representative by calling 800.551.1700 or emailing shareholderservice@WasatchFunds.com. Holdings are provided to Morningstar and Lipper quarterly after a 30 day delay.

•	Disclosure to Service Providers. Nothing contained in the Disclosure Policies is intended to prevent disclosure of portfolio holding information to the Advisor’s and Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as custodians, fund accountants, administrators, independent registered public accounting firm, attorneys, writers (i.e., individuals who review and recommend edits to the Advisor to materials provided to Fund shareholders or the Advisor’s separately managed clients), data research providers (e.g. FactSet), proxy voting services (e.g.RiskMetrics), trading software, and each of their respective affiliates, provided that they are subject to duties of confidentiality imposed by law and/or contract (the “Service Providers”). The Board recognized the legitimate business purposes for the Service Providers to have access to information regarding the Funds’ portfolio holdings in connection with their official duties and responsibilities. As of December 31, 2014, the Funds’ service providers were the Advisor, Hoisington Investment Management Company (subadviser), 1st Source Investment Corporation, Inc. (subadviser), State Street Bank and Trust Company (custodian, fund accountant and administrator), ALPS Distributors, Inc. (distributor), UMB Fund Services, Inc. (transfer agent), PricewaterhouseCoopers LLP (independent registered public accounting firm), Chapman and Cutler LLP (independent counsel) and Rogers Casey (consultant). The frequency of disclosure to and between the Service Providers varies and may be as frequent as daily, with no lag.

•	Disclosure of Aggregate Portfolio Characteristics. Aggregate portfolio characteristics may be made available without a delay, to any requesting party. Nonexclusive examples of aggregate portfolio characteristics about a Fund include (1) the allocation of the Fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (2) the characteristics of the stock and bond components of the Fund’s portfolio holdings and other investment positions, (3) the attribution of Fund returns by asset class, sector, industry, and country, and (4) the volatility characteristics of the Fund.

•	Disclosure of Portfolio Holdings to Certain Analytic Companies. Certain analytic companies who calculate aggregate portfolio characteristics for consultants or who integrate the holdings into research services for use by the Advisor may receive quarterly holdings information without a delay; provided that (1) the recipient does not distribute the specific holdings information to third parties, other departments or persons before the expiration of the applicable delay period and public disclosure of such information and (2) the recipient signs a written non-disclosure (and non-use) agreement. As of December 31, 2014, the Funds’ complete portfolio holdings are disclosed to the following analytic companies as part of ongoing arrangements that serve legitimate business purposes: Segal, Rogers Casey, FactSet, Capital IQ, Covariance Capital Management, and Bloomberg L.P.

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•	Disclosure of Portfolio Holdings to Broker-Dealers to Facilitate Trading. The Advisor’s trading or research departments may periodically distribute without a delay lists of applicable investments held by the Funds for the purpose of facilitating efficient trading of such securities and receipt of relevant research. Such lists shall not identify individual clients or individual client position sizes or show aggregate client position sizes. Since this disclosure does not involve the disclosure of complete portfolio holdings identified by client, this disclosure is not considered a waiver of the Disclosure Policies. The frequency of disclosure to broker-dealers for trading and research purposes is determined by the Advisor’s trading and research departments in connection with fulfilling their trading and research duties to the Funds. Such disclosure varies and may be as frequent as daily, with no delay.

•	Disclosure of Individual Portfolio Holdings. Certain research analysts and other senior officers or spokespersons of the Advisor or Funds may disclose or confirm the ownership of any individual portfolio holding position in materials prepared for Fund shareholders (such as “Manager’s Comments”), media interviews, due diligence meetings with management, shareholders, consultants and any party interested in the information; provided that (1) aggregate client position size is not disclosed, (2) the discloser has made a good faith judgment that such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Fund (which can be disclosed only in accordance with the Disclosure Policies), and (3) such information does not constitute material non-public information. The Disclosure Policies require that the recipient execute a written non-disclosure agreement in a form and substance acceptable to the Advisor’s compliance department, which includes, at a minimum, an obligation on the recipient to maintain the confidentiality of the portfolio holdings until such time as they have been publicly disclosed. Entities unwilling to execute an acceptable non-disclosure agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Disclosure Policies.

Disclosure as Required by Law. A Fund’s portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a Fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by the Advisor or a Fund as required by applicable laws, rules and regulations must be authorized by a Fund officer or an officer of the Advisor.

Waivers or Exceptions of Disclosure Policies. The Disclosure Policies may not be waived, or exceptions made, without the consent of the Advisor’s Compliance Department (“Compliance Department”) and the execution of a written non-disclosure (and non-use) agreement in a form and substance acceptable to the Compliance Department. All waivers and exceptions will be disclosed to the Board of Trustees and/or the Audit Committee at their next regularly scheduled quarterly meeting. The frequency with which complete portfolio holdings may be disclosed to a recipient pursuant to a waiver (the “Recipient”), and the length of the delay, if any, between the date of the information and the date on which the information is disclosed to the Recipient, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds and their shareholders and the Advisor’s separate account clients, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Recipient varies and may be as frequent as daily, with no delay.

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MANAGEMENT OF THE TRUST

Management Information.

The business affairs of Wasatch Funds are overseen by its Board of Trustees. The Board consists of five Independent Trustees and one Interested Trustee. Three of the Independent Trustees and the Interested Trustee were elected by shareholders to serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws. Two Independent Trustees have been appointed by the elected Independent Trustees to serve until his or her successor is qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws.

The Trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Trust name.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees during Past 5 Years[2]
Independent Trustees
James U. Jensen, J.D., MBA 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Age 70	Trustee and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Trustee since 1986	Chief Executive Officer of Clearwater Law & Governance Group (an operating law firm board governance consulting company) April 2008 to present; Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) 2001 - 2008; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	20	Director and Board Chairman of Agricon Global Corporation (formerly known as Bayhill Capital Corporation (telephone communications) since December 2007 to February 2014; Trustee, Northern Lights Fund Trust III (30 portfolios) since 2012.

D. James Croft, Ph.D. 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Age 72	Trustee and Chairman of the Governance and Nominating Committee	Indefinite Served as Trustee since 2005	Consultant to the mortgage industry on issues of mortgage quality, identification of mortgage fraud, strategic planning and client development since 2004; Founder & Executive Director, Mortgage Asset Research Institute, from 1990 to 2004.	20	None

Miriam M. Allison[3] 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Age 67	Trustee and Chairman of the Audit Committee	Indefinite Served as Trustee since 2010	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	20	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) since 2006.

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Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees during Past 5 Years[2]

Heikki Rinne 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Age 62	Trustee	Indefinite Served as Trustee since October 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company) since 2002.	20	Director, Touchfon International, through 2009; Director, Infosto Group, through 2009.

Kristen M. Fletcher 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 61	Trustee	Indefinite Served as Trustee since October 2014	Director, Utah Symphony/Utah Opera since 2005; Director, Woodlands Commercial Bank 2009 – 2012; Chairman and CEO, ABN AMRO, Inc. and U.S. Country Representative, ABN AMRO Bank, NV from 2002-2004.	20	Director, Woodlands Commercial Bank 2009 – 2012; Director Utah Symphony/Utah Opera since 2005

Interested Trustee
Samuel S. Stewart, Jr.[4], Ph.D. CFA 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Age 72	President and Trustee	Indefinite Served as President and Trustee since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor from 2004 to June 2009; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	20	None

1.	A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.
2.	Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.
3.	Ms. Allison previously owned shares of UMB Financial Corp., the parent company of UMB Fund Services, Inc., the Funds’ transfer agent. Ms. Allison no longer owns such shares.
4.	Dr. Stewart is an Interested Trustee because he serves as the Chairman of the Board of the Advisor.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers
Daniel D. Thurber 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Age 45	Vice President	Indefinite Served as Vice President since February 2007	General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006.

Russell L. Biles 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Age 47	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Secretary for Wasatch Funds since November 2008; Counsel for the Advisor since October 2006.

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Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Cindy B. Firestone CPA 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Age 57	Treasurer	Indefinite Served as Treasurer since May 2009	Treasurer for Wasatch Funds since May 2009; Assistant Treasurer for Wasatch Funds from November 2008 to May 2009; Internal Auditor for the Advisor from December 2002 to August 2011.

David Corbett 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Age 42	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for Wasatch Funds since August 2012; Director of Mutual Fund Services for the Advisor since June 2007.

Leadership Structure and the Board of Trustees. The Board of Trustees oversees the operations and management of the Funds, including the duties performed for the Funds by the Advisor and other service providers. The Board is currently composed of six Trustees, including five Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act. Like all mutual funds, the day-to-day responsibility for the management and operation of the Funds is the responsibility of various service providers to the Fund, such as the Funds’ Advisor, distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust on behalf of the Funds and its service providers, including the agreements with the Advisor, distributor, administrator, custodian and transfer agent. The Board has appointed various officers of the Trust who also report to the Board on the Funds’ day-to-day operations. In conducting this oversight responsibility, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed the Chief Compliance Officer (“CCO”), who administers the Trust’s compliance program and regularly reports to the Board on compliance matters. These reports generally are provided as part of the formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Fund operations. In addition to these regularly scheduled meetings, the Board may also hold special in-person and/or telephone meetings and informal conference calls to discuss specific matters that may require action prior to the next regularly scheduled meeting. In conjunction with the regularly scheduled Board meetings and committee meetings, the Independent Trustees (who also comprise the Audit Committee) also meet in executive session periodically (but at least annually), and separately, with Trust officers, with personnel of the Service Providers, and with the Trust’s CCO. The Independent Trustees further meet in executive session among themselves and periodically with independent legal counsel. The Trustees also meet informally, generally quarterly, with management of the Advisor to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s or Funds’ investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. In an effort to enhance the independence of the Board, the Board has a Chairman that is an independent Trustee. The Board recognizes that the chairman can perform an important role in setting the Board agenda, establishing the boardroom culture, serving as a point person on behalf of the Board with fund management, facilitating communications among Trustees and with Service Providers, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board also recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Currently, Mr. James U. Jensen serves as the independent Chairman of the Board. Under the Trust’s By-laws, the Chairman (or, if the Chairman is unable to attend any such meeting, the Chairman’s designee) shall preside at all meetings of the Trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through its committees, the Audit Committee and the Governance and Nominating Committee (the “Nominating Committee”), standing committees that it has established which report back to the Board. The Audit Committee is comprised entirely of the Independent Trustees and operates under a written charter adopted and approved by the Board. Accordingly, Messrs. Jensen, Croft and Rinne, Ms. Allison and Ms. Fletcher are each members of the Audit Committee with Ms. Allison serving as Chair. Under the charter, the primary purposes of the Audit Committee include to oversee the Funds’ accounting and financial reporting policies and practices, its internal controls and the internal controls of the Funds’ accounting, administration, transfer

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agency and custody service providers; to oversee the quality and integrity of the Funds’ financial statements and independent audit thereof; to assist the Board’s oversight of the Funds’ compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; to act as a liaison between the Funds’ independent public accountants and the full Board of Trustees; to assist the Board oversight of the Funds’ internal audit function (if any); and to approve prior to appointment, the engagement of the Funds’ independent public accountants and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ independent public accountants. To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds. The Audit Committee met four times during the fiscal year ended September 30, 2014.

In addition to the Audit Committee, the Board has also established the Nominating Committee. The Nominating Committee is comprised entirely of the Independent Trustees and operates under a written charter adopted and approved by the Board. Accordingly, Messrs. Jensen, Croft, and Rinne, Ms. Allison and Ms. Fletcher are each members of the Nominating Committee with Mr. Croft serving as Chair. Under the charter, the primary responsibilities of the Nominating Committee include: determining matters of corporate governance (including the evaluation of Board and committee performance, committee processes, and trustee compensation); evaluating the composition of the Board and any constituent committees thereof and the process by which Board and committee chairs are selected; identification, consideration and nomination of candidates to become Board members; and other duties and responsibilities as may from time to time be delegated to the committee by the Board. The Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Wasatch Funds, Attn: Russell Biles, 505 Wakara Way, 3rd Floor, Salt Lake City, UT 84108. The Nominating Committee met three times during the fiscal year ended September 30, 2014.

The Board believes that the committee structure is an effective means to permit Trustees to focus on particular operations or issues affecting the Funds. In addition to the standing committees, the Board may also from time to time create ad hoc committees or additional standing committees to focus on particular issues as the need arises.

The Board has determined that its leadership structure, including its committee structure permitting certain areas of responsibility to be allocated to the Independent Trustees together with its Independent Chairman, is appropriate given the characteristics of the Trust and Funds.

Board Oversight of Risk Management

The Board’s oversight responsibilities extend also to risk oversight, including but not limited to, risks related to investments and operations. Because risk management is a broad concept comprised of many elements (including, for example, but not limited to, investment risks, issuer risks, compliance risks, valuation risks, counterparty risks, operational risks, business continuity risks, and legal, compliance and regulatory risks) the oversight of different types of risks is addressed through various risk management reports and assessments received from the relevant management personnel and service providers. Through its direct oversight role, and indirectly through its Audit Committee, the Board performs a risk oversight function for the Funds consisting, among other things, of the following activities: (1) at regular Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Funds, including but not limited to investment, compliance, liquidity, valuation and operation risks; (2) reviewing and approving, as applicable, compliance policies and procedures of the Fund; (3) meeting with portfolio management teams to review investment strategies, techniques and processes and the investment risks associated therewith; (4) reviewing reports generated by and/or meeting with representatives of key service providers to review and discuss the risks associated with their activities for the Fund and any measures taken to mitigate those risks; (5) receiving the written and oral reports of the CCO at each of its quarterly meetings, meeting privately with the CCO, and receiving the annual report of the CCO regarding the operations of the Funds’ Compliance Program, the CCO’s evaluation of the service providers’ compliance programs (including material issues that have arisen with the effectiveness of service providers’ compliance programs and changes resulting thereof, and third-party evaluations of the effectiveness of service providers’ operational effectiveness) as well as any recommendations for modifications thereto; and (6) the Audit Committee meeting with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.

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The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to certain limitations.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. In addition to the information provided in the table above, listed below for each Trustee is additional information concerning the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a trustee. References to the qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Samuel S. Stewart, Jr., Ph.D. Dr. Stewart, an interested Trustee of the Trust, founded the Advisor. Dr. Stewart’s experience, skills and education qualify him to serve as a Trustee of the Trust. Dr. Stewart has significant experience with the Trust having served as a Trustee of the Trust (or a Director of its predecessor) since 1986. Since its inception in 2006, Dr. Stewart has been the lead Portfolio Manager for the Wasatch Strategic Income Fund, and since 2008, the lead Portfolio Manager of the Wasatch World Innovators Fund (formerly the Wasatch Global Science & Technology Fund). Prior to founding the Advisor, Dr. Stewart was Chief Financial Analyst with the U.S. Securities and Exchange Commission in the Division of Investment Management. Dr. Stewart was also a Professor of Finance at the Columbia School of Business from 1970 to 1974, and a Professor of Finance at the University of Utah School of Business from 1975 to 1998. Dr. Stewart received a Master of Business Administration in 1969 and a Doctorate in Finance in 1970 from Stanford University, where he held the Alfred P. Sloan Jr. Fellowship. Previously, he attended Northwestern University as an Austin Scholar and graduated with a Bachelor of Science in Business Administration in 1966. Dr. Stewart is a member and past President of the Salt Lake City Society of Financial Analysts.

James U. Jensen. Mr. Jensen’s experience, skills and education qualify him to serve as a Trustee of the Trust. Mr. Jensen, the Trust’s Independent Chairman, has significant experience with the Trust, having served as a Trustee of the Trust (or a director of its predecessor) since 1986. Since April 2008, Mr. Jensen has served as the Chief Executive Officer of Clearwater Law & Governance Group, where he devotes full time to corporate law practice and board governance consulting for operating companies. From 2001 to 2008, Mr. Jensen co-founded and was Chairman of the Board for Intelisum, Inc., a company pursuing computer and measurement technology and products. From 1986 to 2004, Mr. Jensen held key positions with NPS Pharmaceuticals, Inc., as Vice President, Corporate Development, Legal Affairs and General Counsel and Secretary. In addition to his business experience, Mr. Jensen is Trustee of Northern Lights Fund Trust III (representing 30 portfolios), and is a Director of the University of Utah Research Foundation. Mr. Jensen was the Chairman of the Board of Agricon Global Corporation (formerly known as Bayhill Capital Corporation) from December 2007 to February 2014 and founder and first President of the MountainWest Venture Group (now “MountainWest Capital Network”) in 1983. Mr. Jensen is a member of the National Association of Corporate Governance (“NACD”). Mr. Jensen graduated with a Bachelor of Arts degree from the University of Utah in 1967 and received degrees of Juris Doctor and Master of Business Administration from Columbia University in 1971.

D. James Croft, Ph.D. Dr. Croft’s experience, skills and education qualify him to serve as a Trustee of the Trust. Dr. Croft, a disinterested Trustee of the Trust, has served as a Trustee of the Trust (or a director of its predecessor) since 2005. Since 2004, Dr. Croft has been a consultant to the mortgage industry on various issues, including mortgage quality, identification of mortgage fraud, strategic planning and client development. From 1990 to 2004, Dr. Croft founded and was an executive director of the Mortgage Asset Research Institute. Prior to founding the Institute, Dr. Croft served as the Chief Credit Officer at

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the Federal Home Loan Mortgage Corporation from 1988 to 1990. Dr. Croft has served in several other posts, including: the Chief National Examiner for the Federal Home Loan Bank Board from 1981 to 1983; a Partner in MCS Associates, a financial institutions consulting firm from 1984 to 1987; and a full time Vice Chairman of the board of directors of a large savings bank from 1987 to 1988. He was on the faculty of the College of Business at the University of Utah from 1970 to 1981 where he was a professor of statistics and operations research. Dr. Croft received his bachelors degree in mathematics from Stanford University in 1964. In addition, he has a Master of Business Administration and a doctorate degree awarded by Northwestern University in 1966 and 1970, respectively.

Miriam M. Allison. Ms. Allison’s experience, skills and education qualify her to serve as a Trustee of the Trust. Ms. Allison, a disinterested Trustee of the Trust, has 30 years of experience in investment and financial management and in management of investment companies, businesses providing financial, accounting and other services to investment companies and serving on the board of investment companies. Ms. Allison has served as a Trustee of the Trust since February 2010. In 1990, Ms. Allison founded Sunstone Financial Group (“Sunstone”), a private company and mutual fund administrator, fund accountant and transfer agent, and served as its chief executive officer and Chairman of the Board. In 2001, UMB Financial Corporation, a public company, acquired Sunstone, and renamed it UMB Fund Services, and Ms. Allison remained with the company as chief executive officer until 2003 and Chairman of the Board until 2005. Prior to founding Sunstone, Ms. Allison spent 5 years (from 1985 to 1990) as the business manager of Firstar Trust Company (“Firstar”), a registered investment adviser, and was responsible for overseeing the operations of the investment company for which Firstar served as investment advisor. In addition, from 1971 to 1985, Ms. Allison served as portfolio manager and financial planner of First Wisconsin Trust Company analyzing potential investments and financial and estate objectives of trust clients. Ms. Allison has served as a director for the board of Northwestern Mutual Fund Series, Inc. (representing 27 portfolios) since 2006 and has served as chair of its audit committee since 2009. Ms. Allison received her bachelors degree in economics from the University of Wisconsin Madison in 1971.

Heikki Rinne, Ph.D. Dr. Rinne, a disinterested Trustee of the Trust, was appointed to serve as a Trustee of the Trust effective October 1, 2012. Dr. Rinne’s experience, skills and education qualify him to serve as a Trustee of the Trust. Since 2002, Dr. Rinne has been the Chief Executive Officer of Halton Group, an indoor environmental control manufacturing and technology company, with multiple business areas, and operating in 25 countries. Halton Group is headquartered in Finland, with regional headquarters in the USA and Malaysia. Dr. Rinne served on the Board of Halton Group from 1995 to 2001, was President of Halton Systems Division from 1995-1997, and was an independent consultant to Halton Group from 1982 to 1995. Additionally, Dr. Rinne served as the Dean of the College of Business at the University of California, Chico, from 1999 to 2001, a Professor of Business and the Head of the Consumer Sciences department at Purdue University from 1997 to 1999, and a Professor of Business at Brigham Young University from 1984 to 1995. Dr. Rinne also served on the Board of Touchfon International from 1991 to 2009, and Infosto Group from 1993 to 2009. Dr. Rinne received his Bachelor of Science in business from Brigham Young University in 1975, his Master of Business Administration from the University of Oregon in 1976, and his doctorate in Business Administration and Marketing from Purdue University in 1981.

Kristen M. Fletcher. Ms. Fletcher’s experience, skills and education qualify her to serve as a Trustee of the Trust. Kristen M. Fletcher, a disinterested Trustee of the Trust, was appointed to serve as a Trustee of the Trust effective October 1, 2014, has over 35 years of experience in commercial and investment banking, and over five years of service on private and non-profit boards of directors. Since 2005, Ms. Fletcher has been and currently is a member of the Executive Committee of the Utah Symphony/Utah Opera Board of Directors, serves on the Governance, Finance and Strategic Planning Committees, and is the Chair of the Investment Committee overseeing the organization’s endowment. From 2009-2012, Ms. Fletcher served as a Director of Woodlands Commercial Bank a.k.a. Lehman Brothers Commercial Bank, where she also served as Chairman of its Finance Committee, and a member of its Audit Committee and its Special Committee of independent Board members formed to negotiate settlement terms with the Lehman Brothers bankruptcy estate. From 2002-2004, Ms. Fletcher served as the

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Chairman and CEO of ABN AMRO, Inc., ABN AMRO Bank’s U.S. broker-dealer, and was the head of ABN AMRO North America Wholesale Client Services, which was accountable for regulatory relationships and local implementation of ABN AMRO strategy related to large corporate and institutional clients. From 2000 to 2004, Ms. Fletcher served as Corporate Managing Director/Executive Vice President for the Global Trade & Advisory Group of ABN AMRO Bank, NV, in Amsterdam, Netherlands. From 1993 to 1999, Ms. Fletcher served as Senior Vice President of the North American Trade Group of ABN AMRO Bank NV, where she was the Head of Structured Trade Finance, and subsequently all trade finance, for ABN AMRO North America, including LaSalle Bank. Prior to her tenure at ABN AMRO, Ms. Fletcher served in various capacities at First Interstate Bank, Ltd./Standard Chartered Bank, Export-Import Bank of the U.S., and Wells Fargo Bank. Ms. Fletcher received her Bachelor of Arts in government from Hamilton College (Kirkland College) in 1975, and her Master of Science in accounting from Georgetown University in 1984. Ms. Fletcher also served as an intern to the United States Senate in 1974 and to the United States Chamber of Commerce in 1976.

Trustees’ Fund Holdings as of December 31, 2014. As of December 31, 2014, the Trustees owned shares of the Funds as set forth in the table below. The following are the ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies[1]
Independent Trustees
James U. Jensen		Over $100,000
Core Growth Fund	None
Emerging Markets Select Fund	None
Large Cap Value Fund	None
Small Cap Value Fund	$10,001-$50,000
D. James Croft		Over $100,000
Core Growth Fund	Over $100,000
Emerging Markets Select Fund	None
Large Cap Value Fund	$10,001-$50,000
Small Cap Value Fund	None
Miriam M. Allison		Over $100,000
Core Growth Fund	$50,001-$100,000
Emerging Markets Select Fund	$50,001-$100,000
Large Cap Value Fund	$10,001-$50,000
Small Cap Value Fund	$10,001-$50,000
Heikki Rinne		Over $100,000
Core Growth Fund	$10,001-$50,000
Emerging Markets Select Fund	$1-$10,000
Large Cap Value Fund	$10,001-$50,000
Small Cap Value Fund	$10,001-$50,000
Kristen M. Fletcher		$1-$10,000
Core Growth Fund	None
Emerging Markets Select Fund	None
Large Cap Value Fund	None
Small Cap Value Fund	None
Interested Trustee
Samuel S. Stewart, Jr.		Over $100,000
Core Growth Fund	$50,001-$100,000
Emerging Markets Select Fund	None
Large Cap Value Fund	None
Small Cap Value Fund	None

[1]	There are 20 separate series in the Trust.

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Compensation. Beginning in the calendar year of 2015, the Funds’ method of compensating Trustees is to pay each Independent Trustee a retainer of $90,000 per year for services rendered and a fee of $12,000 for each Board of Trustees meeting attended in person or telephonically. Also, members of the Audit Committee receive a fee of $6,000 for each Audit Committee meeting attended in person or telephonically, and members of the Nominating Committee receive a fee of $6,000 for each Nominating Committee meeting attended in person or telephonically. In addition, each Independent Trustee receives a fee of $12,000 for attendance at an executive session held with respect to the contract renewal process for the Funds. In addition, the Chairman of the Board receives an additional fee of $22,500 a year as Chairman and $3,000 for attendance in person or telephonically at a Board meeting, the Chairman of the Audit Committee receives an additional $13,500 per year as Chairman and $900 for attendance in person or telephonically at an Audit Committee meeting, and the Chairman of the Nominating Committee receives an additional $13,500 per year as Chairman, and $900 for attendance in person or telephonically at a Nominating Committee meeting.

For the calendar year of 2014, the Funds’ method of compensating Trustees was to pay each Independent Trustee a retainer of $85,000 per year for services rendered and a fee of $12,000 for each Board of Trustees meeting attended in person or telephonically. Also, members of the Audit Committee received a fee of $6,000 for each Audit Committee meeting attended in person or telephonically, and members of the Nominating Committee received a fee of $4,000 for each Nominating Committee attended in person or telephonically. In addition, each Independent Trustee received a fee of $12,000 for attendance at an executive session held with respect to the contract renewal process for the Funds. In addition, the Chairman of the Board received an additional fee of $21,250 a year as Chairman and $3,000 for attendance in person or telephonically at a Board meeting, the Chairman of the Audit Committee received an additional $12,750 per year as Chairman and $900 for attendance in person or telephonically at an Audit Committee meeting, and the Chairman of the Nominating Committee received an additional $12,750 per year as Chairman, and $600 for attendance in person or telephonically at a Nominating Committee meeting.

The Funds also may reimburse the Independent Trustees for travel expenses incurred in order to attend meetings of the Board of Trustees and for continuing education expenses. Officers serve in that capacity without compensation from the Trust. The table below sets forth the compensation paid to the Trust’s Trustees during the fiscal year ended September 30, 2014 (exclusive of out-of-pocket expenses reimbursed).

Name of Trustee	Aggregate Compensation from Trust[1]	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Trust and Fund Complex paid to Trustees
Interested Trustee
Samuel S. Stewart, Jr.	$0	$0	$0
Independent Trustees
James U. Jensen	$209,625.00	$0	$209,625.00
William R. Swinyard[2]	$51,312.50	$0	$51,312.50
D. James Croft	$192,762.00	$0	$192,275.00
Miriam M. Allison	$189,762.50	$0	$189,762.50
Heikki Rinne	$177,500.00	$0	$177,500.00
Kristen M. Fletcher[3]	$0	$0	$0

[1]	There are 20 separate series in the Trust.
[2]	Effective December 31, 2013, Dr. Swinyard retired as a Trustee of the Trust.
[3]	Ms. Fletcher was appointed as a Trustee of the Trust in October 2014.

Code of Ethics. Rule 17j-1 under the 1940 Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a Fund’s investment activities. The Funds and the Advisor have each adopted a Code of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics each require personnel who are “access persons” of any Fund within the meaning of Rule 17j-1 to comply with the respective Code of Ethics adopted pursuant to Rule 17j-1, subject to sanctions by the Advisor, as applicable, in the event of non-compliance.

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The Codes of Ethics place certain restrictions on the trading activities of its access persons. Under the Advisor’s Code, access persons are further required to pre-clear by memorandum approved by the Advisor’s Approval Committee each personal transaction in a non-exempt security. The Advisor’s Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by a Fund. The pre-clearance process is designed to prevent transactions that conflict with interests of the Wasatch Funds. Access persons under the Advisor’s Code of Ethics are also required to report their non-exempt personal securities transactions on a quarterly basis.

Proxy Voting Policies. The Trust’s and the Advisor’s Proxy Voting Policy and Procedures are attached as Appendix B to this SAI.

The Trust on behalf of each of its series has filed with the SEC each Fund’s voting records on Form N-PX for the 12-month period ended June 30, 2014. Form N-PX must be filed by the Trust on behalf of its series each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 800.551.1700 or visiting the Funds’ website at www.WasatchFunds.com or the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 2, 2015, the Funds were aware that the following persons or entities owned a controlling interest (ownership of greater than 25%) or owned of record 5% or more of the outstanding shares of each of the Funds. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Trust. An asterisk below (*) indicates a beneficial owner, not a shareholder of record.

Name of Fund	Name and Address	Percentage of Class Outstanding (%)
Core Growth Fund – Investor Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281	40.79%
Core Growth Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main St. San Francisco, CA 94105	19.01%
Core Growth Fund – Institutional Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281	8.49%
Core Growth Fund – Institutional Class	Bank of America 4800 Deer Lake Drive East Jacksonville, FL 32246	27.16%
Core Growth Fund – Institutional Class	Kaufman & Bernstein Retirement 111766 Wilshire Blvd. Los Angeles, CA 90025	11.04%
Core Growth Fund – Institutional Class	New Jersey Performing Arts Center One Center Street Newark, NJ 07102	6.05%
Core Growth Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	8.72%
Core Growth Fund – Institutional Class	Vanguard Fiduciary Trust Co. P.O. Box 2600 VM 613 Valley Forge, PA 19482	19.44%
Emerging Markets Select Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	58.61%
Emerging Markets Select Fund – Investor Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281	15.04%

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Name of Fund	Name and Address	Percentage of Class Outstanding (%)
Emerging Markets Select Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	33.08%
Emerging Markets Select Fund – Institutional Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281	58.66%
Large Cap Value Fund – Investor Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281	40.79%
Large Cap Value Fund – Investor Class	Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104	32.23%
Large Cap Value Fund – Investor Class	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	6.93%
Large Cap Value Fund – Institutional Class	TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	6.87%
Large Cap Value Fund – Institutional Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281	12.54%
Large Cap Value Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	78.53%
Small Cap Value Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	18.25%
Small Cap Value Fund – Investor Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281	22.90%
Small Cap Value Fund – Investor Class	TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	5.53%
Small Cap Value Fund – Institutional Class	Wells Fargo Bank 1525 West Wt Harris Blvd Charlotte, NC 28288	7.60%
Small Cap Value Fund – Institutional Class	Sealaska Coporation One Sealaska Plaze Suite 400 Juneau, AK 99801	6.31%
Small Cap Value Fund – Institutional Class	Nabank Co. P.O. Box 2180 Tulsa, OK 74101	24.53%
Small Cap Value Fund – Institutional Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281	13.50%
Small Cap Value Fund – Institutional Class	Kaufman & Bernstein Retirement 11766 Wilshire Blvd. Los Angeles, CA 90025	35.78%
Small Cap Value Fund – Institutional Class	John Wessman, Trustee, Wessman Development Co. 555 Sunrise Highway Suite 200 Palm Springs, CA 92264	7.07%

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As of January 2, 2015, the Trustees and officers as a group owned less than 1% of the shares outstanding of each Fund, except for the Large Cap Value Fund (Institutional Class). The Trustees and officers owned 2.22% of the outstanding shares of the Large Cap Value Fund (Institutional Class).

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor. As described above and in the Prospectus, the Advisor is responsible for making investment decisions and providing services for Wasatch Funds under an advisory and service contract with the Trust on behalf of the respective Funds. The Advisor, organized in September 1975, has been in the business of investment management since November 1975, and had total assets under management, including the assets of the Funds, of approximately $18.8 billion as of December 31, 2014. In December 2007, the Advisor created WA Holdings, Inc. to act as a holding company of the Advisor. The Advisor is a wholly-owned subsidiary of WA Holdings, Inc. which is 100% owned by the employees of the Advisor. The holding company was created to allow the Advisor to plan for growth and the ongoing continuity of its organization.

Dr. Samuel S. Stewart, Jr., is President of Wasatch Funds and Chairman of the Board of the Advisor. Dr. Stewart is an Officer and a Director of the Advisor and is also an Interested Trustee of Wasatch Funds.

The principal executive officers and directors of the Advisor are Samuel S. Stewart, Jr., Ph.D., Chairman of the Board; Jeff S. Cardon, Chief Executive Officer, President, Treasurer and Director; Roger D. Edgley, Director; Gene Podsiadlo, Director; Michael K. Yeates, Chief Financial Officer, Vice President and Director; JB Taylor, Director; Daniel D. Thurber, General Counsel, Vice President, Secretary and Chief Compliance Officer; and Eric S. Bergeson, Director. In addition to positions held with the Advisor, the following also hold positions with the Trust: Dr. Stewart, President; and Mr. Thurber, Vice President.

Under the Advisory and Service Contract, each Fund pays the Advisor a monthly fee computed on average daily net assets as set forth below.

Fund	Annual Rate
Core Growth Fund	1.00%
Emerging Markets Select Fund	1.25%
Large Cap Value Fund	0.90%
Small Cap Value Fund	1.00%

The management fees paid by the Emerging Markets Select Fund are higher than those paid by most mutual funds. The management fees paid by certain other Wasatch Funds are higher than the management fees charged by many mutual funds. The management fees are computed and accrued daily and are payable monthly.

The Advisor provides an investment program for, and carries out the investment policy and manages the portfolio assets of, each Fund. The Advisor is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, quantity and time to buy or sell securities for each Fund. In addition to providing investment services, the Advisor pays for office space and facilities for the Trust.

The Funds pay all of their own expenses, including, without limitation: the cost of preparing and printing registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto; the expense of registering shares with the SEC and in the various states; costs of typesetting, printing and mailing the Prospectus, SAI and reports to shareholders; costs associated with reports to government authorities and proxy statements; fees paid to Trustees who are not interested persons (as defined in the 1940 Act); interest charges; taxes; legal expenses; association

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membership dues; fees for auditing services; fees for administrative services; insurance premiums; fees and expenses of the Custodian of the Funds’ assets; printing and mailing expenses; charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents; certain expenses incurred by employees of the Advisor; and extraordinary and non-recurring expenses.

The Advisory and Service Contract will terminate automatically in the event of its assignment. In addition, the Advisory and Service Contract is terminable at any time, without penalty, by the Board of Trustees or by a vote of a majority of a Fund’s outstanding voting securities on 60 days’ written notice to the Advisor, or by the Advisor upon 60 days’ written notice to the other party. The Advisory and Service Contract shall continue in effect initially for a two-year period and thereafter only so long as such continuance is specifically approved at least annually by either the Board of the Trust, or by a vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act), provided that, in either event, such continuance is also approved by a vote of a majority of the Trustees who are not parties to such Agreement, or “interested persons” (as defined in the 1940 Act) of such parties, cast in person at a meeting called for the purpose of voting on such approval.

In order to promote quality service, the Advisor may give financial rewards or special recognition to employees of service providers, such as the Funds’ fulfillment agent, UMB Distribution Services, LLC. Costs associated with the financial rewards or special recognition are paid by the Advisor and not the Funds.

The Advisor has contractually agreed to limit until January 31, 2016 the total annual fund operating expenses of the Institutional Class of the Core Growth Fund to 1.12%, the Institutional Class of the Emerging Markets Select Fund to 1.50%, the Institutional Class of the Large Cap Value Fund to 0.98%, and the Institutional Class of the Small Cap Value Fund to 1.15% of average net assets calculated on a daily basis and will pay all expenses (excluding interest, taxes, brokerage commissions, dividend expense on short sales/interest expense, other investment related costs, acquired fund fees and expenses and extraordinary expenses) in excess of such limitations.

For the fiscal years ended September 30, 2014, 2013 and 2012, the Advisor accrued the following management fees and waived a portion of its management fees or reimbursed expenses as set forth below.

Name of Fund	2014	2013	2012
Core Growth Fund
Gross Management Fees	$9,657,663	$7,620,293	$5,199,168
Reimbursed/Waived Management Fees[1]	(25,164)	(27,518)	(23,959)
Emerging Markets Select Fund[2]
Gross Management Fees	789,263	277,075	—
Reimbursed/Waived Management Fees	(122,974)	(156,490)	—
Large Cap Value Fund
Gross Management Fees	5,524,534	11,008,832	13,989,937
Reimbursed/Waived Management Fees	(123,285)	(790,038)	(796,152)
Small Cap Value Fund
Gross Management Fees	2,515,804	1,873,338	2,101,313
Reimbursed/Waived Management Fees	(31,403)	(31,635)	(23,053)

[1]	The Core Growth Fund reimbursed fees during 2012, 2013 and 2014 to the Institutional Class only.
[2]	Emerging Markets Select Fund commenced operations on December 13, 2012.

General Information

Administrator. The Trust has entered into an administration agreement with State Street Bank and Trust Company (“State Street”), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, pursuant to which State Street provides administrative services to Wasatch Funds. Pursuant to an administration agreement effective March 31, 2010, as amended, the Administrator is responsible for (i) the general administrative duties associated with the day-to-day operations of Wasatch Funds; (ii) conducting relations with the custodian, independent registered public accounting firm, legal counsel and other service providers; (iii) providing regulatory reporting; and (iv) providing necessary office space, equipment, personnel, compensation and facilities for handling the affairs of Wasatch Funds. In performing its duties and obligations under the Administration Agreement, the Administrator shall not be held liable except in the case of its willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties. As compensation for its services, the Administrator receives an annual fee based upon a percentage of the average daily net assets of the Funds.

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For the fiscal years ended September 30, 2014, 2013 and 2012, the fees paid to the Administrator are set forth below.

Name of Fund	2014	2013	2012
Core Growth Fund	$128,969	$110,823	$90,582
Emerging Markets Select Fund[1]	8,668	3,355	—
Large Cap Value Fund	81,918	179,739	272,245
Small Cap Value Fund	33,862	27,592	31,484

[1]	Emerging Markets Select Fund commenced operations on December 13, 2012.

Fund Accountant. Wasatch Funds has entered into an agreement with State Street pursuant to which State Street provides daily accounting services for the Trust. Under the agreement with State Street, the cost to each Fund is its allocable portion of the fee based upon Wasatch Funds’ assets computed daily and payable monthly, at the annual rate of 0.0140% and decreasing if the assets exceed $3.5 billion.

Distributor. Shares of the Funds are offered on a continuous basis through ALPS Distributors, Inc. (“ADI” or the “Distributor”), 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor of the Funds pursuant to a Distribution Agreement between the Funds and ADI. ADI also serves as distributor for other mutual funds. As distributor, ADI acts as the Funds’ agent to underwrite, sell and distribute shares in a continuous offering, pursuant to a best efforts arrangement.

Transfer Agent. UMB Fund Services, Inc. (“UMBFS”), 235 W. Galena St., Milwaukee, Wisconsin 53212, acts as the Funds’ transfer agent and dividend paying agent. As transfer agent, UMBFS keeps records of shareholder accounts and transactions. The Funds pay UMBFS a transfer agent fee based on the number of shareholder accounts, subject to a minimum annual fee.

Custodian. State Street also serves as Wasatch Funds’ custodian of the assets of the Funds and is responsible for among other things, safeguarding and controlling the Funds’ cash and securities. Wasatch Funds pays State Street a custodian fee based upon assets and transactions of the Trust.

Legal Counsel to Wasatch Funds and Independent Trustees. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, IL 60603, acts as legal counsel to the Trust and its Independent Trustees and reviews certain legal matters for the Trust in connection with the shares offered by the Prospectus.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106, is the Trust’s independent registered public accounting firm. In this capacity the firm is responsible for auditing the financial statements of the Trust and reporting thereon.

Other Service Agreements. The Trust, on behalf of the Funds, has also entered into service agreements with various financial institutions pursuant to which the financial institutions provide certain administrative services with respect to their customers who are beneficial owners of shares of the Funds. Pursuant to these service agreements, the Advisor and/or the Funds compensate the financial institutions for the administrative services provided, which compensation is based on the aggregate assets of their customers who are invested in the Funds.

PORTFOLIO MANAGERS

As described in the Prospectus, each Fund is managed by a team of Wasatch portfolio managers and analysts led by one or more portfolio managers. These individuals may also have responsibility for the day-to-day management of accounts other than the Wasatch Funds.

Management of Other Accounts and Potential Conflicts of Interest. The following table lists the number and types of accounts managed by each portfolio manager and assets under management in those accounts as of December 31, 2014.

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Accounts Managed by Portfolio Managers1

	Registered Investment Company Accounts[2]		Other Pooled Investment Vehicle Accounts		Other Accounts[3]
Portfolio Manager	Number of Accounts	Assets Managed ($)	Number of Accounts	Assets Managed ($)	Number of Accounts	Assets Managed ($)
Wasatch Advisors, Inc.
Roger Edgley	3	2,639,259,146	1	373,766,088	17	3,040,847,362
Ajay Krishnan	3	289,762,940	—	—	3	288,973,082
Paul Lambert	1	986,470,109	—	—	42	891,683,410
Jim Larkins	1	280,916,024	—	—	25	178,146,056
David Powers	1	346,676,388	—	—	1	1,346,907
JB Taylor	3	3,497,997,710	—	—	110	2,739,775,019

[1]	If an account is managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, most accounts and assets have been counted two or more times.
[2]	Includes each series of Wasatch Funds separately. None of the Wasatch Funds charges a performance-based fee.
[3]	For the Advisor, other accounts would include, but are not limited to, individual and institutional accounts, pension and profit sharing plans, charitable organizations and state and municipal government entities. Wrap programs, advised by the Advisor, are represented as a single account. The number of accounts and the assets managed with performance-based fees are as follows:

Other Accounts with Performance-Based Fees
Portfolio Manager	Number of Accounts	Assets Managed ($)
Wasatch Advisors, Inc.:
Roger Edgley	—	—
Ajay Krishnan	—	—
Paul Lambert	1	3,380,706
Jim Larkins	—	—
David Powers	—	—
JB Taylor	1	3,380,706

There may be certain inherent conflicts of interest that arise in connection with a portfolio manager’s management of the respective Fund’s investments and the investments of any other fund or client accounts the Advisor or the respective Fund’s individual team members also manage. Such conflicts include allocation of investment opportunities among the Funds and other accounts managed by the Advisor or the portfolio manager; the aggregation of purchase and sale orders believed to be in the best interest of more than one account managed by the Advisor or the portfolio manager and the allocation of such orders across such accounts; and any soft dollar arrangements that the Advisor may have in place that could benefit a Fund and/or other accounts. Additionally, some Funds or accounts managed by a portfolio manager may have different fee structures, including performance fees, which are, or have the potential to be, higher or lower than the fees paid by another fund or account. To minimize the effects of these inherent conflicts of interest, the Advisor has adopted and implemented policies and procedures, including trade aggregation and allocation procedures, that it believes are reasonably designed to mitigate the potential conflicts associated with managing portfolios for multiple clients, including the Funds, and seeks to ensure that no one client is intentionally favored at the expense of another. These policies and procedures are discussed in more detail under the section entitled “Brokerage Allocation and Other Practices” of this SAI.

Wasatch Advisors, Inc.—Portfolio Management Team Compensation. As of December 31, 2014, the Advisor’s Compensation Committee and Executive Committee reviewed and determined its portfolio managers’ compensation. The committees may use independent third party investment industry compensation survey results in evaluating competitive market compensation for its investment professionals. The committees may also consult with professional industry recruiters. The elements of total compensation for the portfolio managers are base salary, performance-based bonus, profit sharing and other benefits. Portfolio managers who are also shareholders of the Advisor additionally receive

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quarterly dividends. The Advisor has balanced the components of pay to provide portfolio managers with an incentive to focus on both shorter and longer term performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the Funds they manage.

Each portfolio manager is paid a base salary, a potential bonus based on performance, potential deferred bonus grants based on performance, and possibly stock dividends.

Base Salary – Each portfolio manager is paid a fixed base salary depending upon their tenure.

Performance Bonus – A large portion of a portfolio manager’s potential compensation is in the form of performance bonus. The performance bonus is based on pre-tax performance. At the end of each year, the Board of Directors of the Advisor will allocate a bonus pool that will loosely mirror firm profits net of stock buybacks and deferred compensation payouts. The majority of this bonus pool will be allocated to portfolio managers based on the 1, 3- and 5-year performance of their portfolios, which will reward them with significant economics for achieving top quartile performance relative to the performance of the applicable Fund’s peer group over both the short and long term. Peer groups are utilized to evaluate performance.

Portfolio managers and research analysts are not paid a “commission” for the solicitation or acquisition of new clients or the retention of existing clients. However, the amount of revenue generated by each product is overlaid on performance to determine the size of each portfolio manager’s bonus (e.g. if performance were equal, a portfolio manager on a higher revenue product would receive a larger bonus than one on a smaller revenue product).

For portfolio managers who manage separate accounts as well as mutual funds have bonus components calculated based on the performance of each individual product relative to its peer group. Revenue is again used as an element in converting performance results into the bonus amount.

Portfolio Managers are also rewarded for their stock selection contributions to other products and their impact on the overall success of the research team. This incentive is consistent with the Advisor’s collaborative team-based approach to portfolio management.

Deferred Bonus Grants– Portfolio managers are also eligible for deferred bonus grants payable in six years from the date of the grant, with their value directly tied to the Advisor’s revenues. Each portfolio manager’s grant size will be based on individual performance factors similar to those used to determine the annual performance bonus.

Stock/Dividends – All of the portfolio managers are shareholders of the Advisor. The relative amount of stock owned by each portfolio manager is at the discretion of the Advisor’s Board and will evolve over time, with bigger long-term contributors holding higher levels of ownership. New portfolio manager stock grants typically vest over a five-year period, with the vesting dependent on the performance of the Fund(s) managed by the portfolio manager.

It is possible that certain profits of the Advisor could be paid out to shareholders through a stock dividend. However, there are no current plans or expectations for such a dividend.

Research Analysts

Research analysts are similarly paid through a mix of base salary, a potential bonus based on performance, potential deferred bonus grants based on performance, and possibly stock/dividends.

Since analysts do not manage a specific portfolio, their performance is primarily determined by the contributions of their stock picks to the Wasatch Funds and accounts separately managed by Wasatch Advisors. There is a small subjective component which is based on how each analyst has helped the research team succeed, and their contributions to the investment process & collaborative culture.

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Other Benefits - Portfolio managers are also eligible to participate in broad-based benefit plans offered generally to the Advisor’s full-time employees, including 401(k), health and other employee benefit plans.

Portfolio Managers Fund Ownership. As of December 31, 2014, the portfolio managers owned shares of the Funds as set forth in the table below. The following are the ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Name of Portfolio Manager	Name of Fund	Dollar Range of Equity Securities in the Fund
Roger Edgley	Emerging Markets Select Fund	$100,001-$500,000
Ajay Krishnan	Emerging Markets Select Fund	$100,001-$500,000
Paul Lambert	Core Growth Fund	$500,001-$1,000,000
Jim Larkins	Small Cap Value Fund	Over $1,000,000
David Powers	Large Cap Value Fund	$100,001-$500,000
JB Taylor	Core Growth Fund	Over $1,000,000

BROKERAGE ALLOCATION AND OTHER PRACTICES

The brokerage practices of the Advisor are monitored quarterly by the Board of Trustees including the trustees that are disinterested persons (as defined in the 1940 Act) of the Trust.

The Advisor is responsible for selecting the broker or dealer to execute transactions for the Funds and for negotiating and determining any commission rates to be paid for such transactions. The Advisor has no affiliated broker-dealer. The Advisor will use its best efforts to have transactions executed at prices that are advantageous to the Funds and at commission rates that are reasonable in relation to the benefits received. The Advisor may consider a number of factors when selecting a broker or dealer to effect a transaction, including its financial strength and stability, its reputation and access to the markets for the security being traded, the efficiency with which the transaction will be effected, and the value of research products and services that a broker lawfully may provide to assist the Advisor in the exercise of its investment decision-making responsibilities. Although the Advisor may use broker-dealers that sell Fund shares to effect transactions for the Funds’ portfolios, the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

Brokerage transactions may be effected in the OTC market on an agency or commission-equivalent basis rather than on a principal or net price basis. OTC purchases and sales may be transacted directly with principal market makers or, under certain circumstances, on an agency basis if the Advisor believes that the interests of clients are best served by using a broker to execute OTC transactions where one or more market makers may not have the necessary liquidity and/or anonymity to fill the order. When the Advisor elects to transact in OTC securities on an agency basis, two transaction costs for a single trade may be incurred: a commission paid to the executing broker-dealer plus any mark-up or mark-down charged by the market making broker-dealer. The Funds also expect that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter’s concessions or discount. On occasion, purchases may also be made from the issuers.

Purchases and sales of fixed income securities will usually be principal transactions. Such securities are often purchased or sold from or to dealers serving as market makers for the securities at a net price. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions with dealers consists primarily of dealer spreads (i.e., a spread between the bid and asked prices). On occasion, purchases may also be made from the issuers. Purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter.

If the Advisor believes that the purchase or sale of a security is in the best interest of more than one of its clients (including the Funds), the Advisor may aggregate the securities to be purchased or sold to obtain favorable execution and/or lower brokerage commissions. In certain foreign markets, aggregation may occur at the broker level at the instruction of the Advisor. If an aggregate order is partially filled, the Advisor will allocate securities so purchased or sold, as well as the expense incurred in the transaction, on a pro-rata basis or in another manner it considers to be equitable and consistent with its fiduciary obligations to its clients. The Board of Trustees has approved written trade aggregation policies and procedures that seek to ensure that aggregated transactions are made in a manner that is fair and

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equitable to, and in the best interests of, the various Funds and accounts. The Board of Trustees, in conjunction with the Advisor, will review the trade aggregation policies and procedures no less frequently than annually to seek to ensure that they are adequate to prevent any Wasatch Funds from being systematically disadvantaged as a result of the aggregated transactions.

Conflicts may arise in the allocation of investment opportunities among accounts (including the Funds) that the Advisor advises. The Advisor will seek to allocate investment opportunities believed appropriate for one or more of its accounts equitably and consistent with the best interests of all accounts involved; however, there can be no assurance that a particular investment opportunity that comes to the Advisor’s attention will be allocated in any particular manner.

From time to time, the Advisor is given the opportunity to purchase an allocation of shares in an initial public offering (“IPO”). These allocations may be offered to the Advisor in part as a result of its past usage of various brokerage firms or previous private investments. If the aggregate order is partially filled, the Advisor will generally allocate securities purchased in these offerings to client accounts (including the Funds) within the designated investment style(s) for which the security is best suited using a pro-rata or other method believed equitable by it, unless the total allocation to the Advisor or a particular investment style is de minimis.

The Trust’s Board of Trustees has authorized the Advisor to pay a broker who provides research services commissions that are competitive with but that are higher than the lowest available rate that another broker might have charged, if the Advisor determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided. The provision of such services in exchange for brokerage business is commonly referred to as a “soft-dollar” transaction. Payment of higher commissions in exchange for research services will be made in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and other applicable state and federal laws. Section 28(e) of the 1934 Act defines “research” as, among other things, advice, directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Research products and services provided to the Advisor by broker-dealers may include, among other things, databases, data services, certain software and publications that provide access to and/or analysis of company, market and statistical data and proprietary research and analysis. In addition, the Advisor may receive certain products and services which provide both research and non-research or administrative assistance (“mixed-use”) benefits, for example, software which is used for both portfolio analysis and account administration. In these instances, the Advisor makes a reasonable allocation as follows: the portion of such service of specific component which provides assistance to Advisor in its investment decision-making responsibilities is obtained from the broker-dealer with commissions paid on client portfolio transactions (including the Funds), while the portion of such services or specific component which provides non-research assistance is paid by the Advisor with its own resources.

The Advisor places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Trust effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Trust. In the opinion of the Advisor, the benefits from research services to each of the accounts (including the Funds) managed by the Advisor cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Trust will not be disproportionate to the benefits received by the Trust on a continuing basis.

The Funds are required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Funds as of the close of their most recent fiscal year.

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During the fiscal year ended September 30, 2014, the Funds acquired securities of certain of the Funds’ regular broker dealers or the parents of such firms. The aggregate holdings of the Funds of those brokers or dealers as of September 30, 2014 (amounts in thousands, except shares) were as follows:

Broker/Dealer	Fund	Shares	Principal Amount Traded	Market Value
Citigroup Global Markets	Large Cap Value Fund	333,203	—	17,267
HSBC Securities	Large Cap Value Fund	238,763	—	12,148
State Street Bank and Trust Co.	Core Growth Fund	—	13,048	13,048
	Emerging Markets Select Fund	—	247	247
	Large Cap Value Fund	—	5,039	5,039
	Small Cap Value Fund	—	4,009	4,009

During the fiscal years ended September 30, 2014, 2013 and 2012, the following Funds paid the following brokerage commissions on agency transactions as set forth in the table below.

Name of Fund	2014	2013	2012
Core Growth Fund	$381,413	$300,213	$253,251
Emerging Markets Select Fund[1]	147,063	172,493	—
Large Cap Value Fund	610,572	1,025,088	772,243
Small Cap Value Fund	344,275	227,208	352,223

[1]	Emerging Markets Select Fund commenced operations on December 13, 2012.

The changes in brokerage commissions are the result of changes in asset levels and the turnover rates of some of the Funds.

During the fiscal year ended September 30, 2014, the Funds directed brokerage transactions to brokers for proprietary and third party research services. The amount of such transactions and related commissions were as follows:

Name of Fund	Research Commission Transactions	Research Commissions
Core Growth Fund	$340,939,735	$291,900
Emerging Markets Select Fund	57,830,430	120,934
Large Cap Value Fund	444,510,925	310,887
Small Cap Value Fund	188,715,344	253,867

OTHER INFORMATION

Wasatch Funds is a business trust organized under Massachusetts law and it is a successor in interest to Wasatch Funds, Inc., which was incorporated under Utah law on November 18, 1986 and reincorporated as a Minnesota corporation in January 1998. Wasatch Funds is an open-end, registered management investment company under the 1940 Act.

The Board of Trustees of the Trust is authorized to divide shares of the Trust into an unlimited number of one or more series, which may be further divided into classes of shares. Under the Declaration of Trust, the number of authorized shares of each series and the number of shares of each series that may be issued shall be unlimited. Shares may be issued from time to time on such terms as the Trustees may deem advisable. The Trust shall have the right to refuse to issue shares at any time and for any reason or for no reason whatsoever.

The Trustees may divide or combine any issued or unissued shares of any series into a greater or lesser number; classify or reclassify any issued or unissued shares into one or more series; terminate any one or more series; change the name of a series; and take such other action with respect to the series as the Trustees may deem desirable without shareholder consent. In addition, the Trustees shall have the full power and authority to establish additional series and classes of shares in the future, to change those series or classes and to determine the designations, rights, preferences, privileges, limitations, restrictions and such other relative terms as shall be determined by the Trustees from time to time. The Trustees may from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a series or class established by the Trustees or redesignate any of the series or classes without any action or consent of shareholders.

Rule 18f-3 under the 1940 Act permits open-end investment companies to issue multiple classes of shares, subject to certain conditions including that the investment company’s board of directors/trustees approve a written plan setting forth the separate arrangement and expense allocation of each class and any related conversion features or exchange features.

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Currently, there are 20 series of the Trust authorized and outstanding. Consistent with the authority in the Declaration of Trust and Rule 18f-3, the Board has approved a multi-class plan (the “Multi-Class Plan”) pursuant to which the Board has established and designated two classes for each Fund, known as Institutional Class shares and Investor Class shares. The number of authorized shares of each class is unlimited. However, only five series of the Trust (the Core Growth Fund, the Emerging Markets Select Fund, the Large Cap Value Fund and the Small Cap Value Fund) currently offer Institutional Class shares as well as Investor Class shares. The Wasatch Long/Short Fund, another series of the Trust, offers Institutional Class and Investor Class shares through different prospectuses and statements of additional information. Under the Multi-Class Plan, each class of shares of a Fund shall represent interests in the same portfolio of investments of such series and, except as otherwise set forth in the Multi-Class Plan, shall differ solely with respect to: (i) distribution, service and other charges and expenses as set forth therein; (ii) the exclusive right of each class of shares to vote on matters submitted to shareholders that relate solely to that class or for which the interests of one class differ from the interests of another class or classes; (iii) such differences related to eligible investors as may be set forth in the prospectus and statement of additional information of the series, as amended or supplemented from time to time; (iv) the designation of each class of shares; and (v) conversion features. The Investor Class and the Institutional Class are each sold at NAV, are not subject to a 12b-1 distribution or service fee, may be offered by the Fund or through certain broker-dealers with a shareholder servicing relationship with the Trust or Advisor and may reimburse the Funds’ Advisor, distributor or other service parties for shareholder servicing or sub-transfer agency services. Each class of shares has equal rights to voting, redemption, dividends and liquidation, except that each class bears different class expenses and each has exclusive voting rights with respect to matters that relate solely to that class or for which the interests of one class differ from the interests of another class. There are no conversion, preemptive or other subscription rights, except that shares of the Institutional Class, if available, held by any shareholder who is no longer eligible to hold such shares may be converted at the discretion of the Board or any authorized Fund officer, to shares of a class in the same Fund in which the shareholder is eligible on the basis of the relative net asset values of the purchase class and target class without the imposition of any sale load, fee or other charge. Shares of a class of a Fund may be exchanged for shares of the same class of another fund of the Trust, provided the shareholder meets the minimum purchase requirements of the fund into which the shareholder is exchanging. Similarly, shareholders of a class of shares of a Fund of the Trust who are eligible to hold shares of another class in the same Fund or another series of the Trust may exchange their shares for the other class on the basis of relative net assets provided the shareholder meets the minimum purchase requirements and any other eligibility requirements for the Fund being purchased. For federal income tax purposes, an exchange between different funds may constitute a sale or purchase of shares and result in a capital gain or loss and be a taxable event. An exchange between classes of shares of the same fund may not be considered a taxable event. Shareholder should consult their own tax advisor for further information. As noted above, the Board of Trustees has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof. The Board of Trustees may also from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a class of a series that have been established by the Trustees; divide or combine the issued or unissued shares of any class of a series into a greater or lesser number; classify or reclassify any issued or unissued shares of any class of a series into one or more classes of such series; combine two or more classes of a series into a single class of such series; terminate any one or more classes of shares; in each case without any action or consent of the shareholders.

Shareholders have the power to vote on the election or removal of Trustees to the extent and as provided in the Declaration of Trust and on any additional matters relating to the Trust as may be required by law or as the Trustees may consider and determine necessary or desirable. Each whole share shall entitle the holder thereof to one vote as to any matter on which the holder is entitled to vote, and a fractional share shall be entitled to a proportionate fractional vote. Cumulative voting is not permitted in the election of Trustees or on any other matter submitted to a vote of the shareholders. On any matter submitted to a vote of the shareholders of the Trust, all shares of all series and classes then entitled to vote shall be voted together, except that (i) when required by the 1940 Act to be voted by individual series or class, shares shall be voted by individual series or class, and (ii) when the Trustees have determined that the matter affects only the interests of shareholders of one or more series or classes, only shareholders of such one or more series or classes shall be entitled to vote thereon.

Each share of a series shall represent a beneficial interest in the net assets allocated or belonging to such series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets, as defined in the Declaration of Trust, are allocated to such series), and shall be entitled to receive its pro rata share of the net assets of the

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series upon liquidation of the series as set forth in the Declaration of Trust. The shareholders shall not, as such holders, have any right to acquire, purchase, or subscribe for any shares or securities of the Trust that it may hereafter issue or sell, or have any preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine from time to time.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each note, bond, contract, instrument, certificate or undertaking entered into or executed by the Trust or Trustees. The Declaration of Trust provides that no personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, the Trust or any series or class shall attach to any shareholder or former shareholder of the Trust. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally responsible for the obligations of the Trust. More specifically, the Declaration of Trust provides that in case any shareholder or former shareholder of the Trust shall be held to be personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust or, if the Trust has more than one series, the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability; provided, however, there shall be no liability or obligation of the Trust or series arising hereunder to reimburse any shareholder for taxes paid by reason of such shareholder’s ownership of any shares or for losses suffered by reason of any changes in value of any Trust assets. The Trust or applicable series shall, upon request by the shareholder or former shareholder, assume the defense of any claim made against the shareholder for any act or obligation of the Trust or applicable series and satisfy any judgment thereon.

The Trust is not required to hold annual shareholder meetings. Meetings of shareholders of the Trust or of any series shall be called by order of the Trustees upon written request of shareholders holding shares representing in the aggregate not less than one-third of the voting power of the outstanding shares entitled to vote on the matters specified in such written request provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders. No special meeting need be called upon the request of shareholders entitled to cast less than a majority of all votes entitled to be cast at that meeting to consider any matter which is substantially the same as a matter voted on at any meeting of the shareholders during the preceding 12 months.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

The procedures to be followed in the purchase and redemption of shares as well as the method of determining the NAV ( a Fund’s share price) are fully disclosed in the Prospectus. Securities traded on a recognized stock exchange or market are valued at the last reported sales price from the exchange or market on which the security is primarily traded (“Primary Market”). A security traded on NASDAQ is valued at its official closing price. If there are no sales on any exchange or market on a given day, then the security is valued at the mean of the last bid and ask on the primary exchange. If a security’s price is available on more than one U.S. or foreign exchange, the exchange that is the Primary Market for the security shall be used.

Debt securities with a remaining maturity greater than sixty (60) days are valued in accordance with the evaluated bid price supplied by a pricing service. Prices supplied by a pricing service may use a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Debt securities with a remaining maturity of sixty (60) days or less at the time of purchase generally are valued by the amortized cost method (i.e. valuation at acquisition cost increased each day by an amount equal to the daily accretion of the discount or amortization of premium) unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked to market. At times, valuations for debt securities may not be obtainable from pricing services. In all such cases, the Advisor will attempt to obtain market quotations from two or more dealers not affiliated with the Advisor (preferably market makers) and the security will be valued at the average of those quotations. If it is impracticable to obtain quotations from more than one dealer in time for

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the calculation of NAV or if only one dealer provides a quotation, the quotation from that single dealer may be used. Where no dealer quotation is available, the Advisor, either independently or through the Funds’ accounting agent, may obtain market valuations from a widely used quotation system. If no such quotation is available for a security, the security will be valued at “fair value” using the procedures described below.

Option contracts on securities, currencies, indexes, futures contracts, commodities and other instruments are valued at the last reported sale price on the exchange on which they are principally traded, if available, and otherwise are valued at the mean of the last bid and ask on the primary exchange. Futures contracts are valued at the most recent settlement price for the day. Securities or other portfolio assets denominated in foreign currencies are converted into U.S. dollars at the prevailing currency exchange rate at the time the Funds’ NAVs are calculated, or as close to that time as is practicable.

Securities and other assets for which market prices are not readily available are priced at “fair value” as determined by the Pricing Committee of the Advisor and the Funds (the “Pricing Committee”) in accordance with procedures and methodologies approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the NYSE. Trading on foreign exchanges may not take place on all days on which there is regular trading on the NYSE, or may take place on days on which there is no regular trading on the NYSE (e.g., any of the national business holidays identified below). If events materially affecting the value of a Fund’s portfolio securities occur between the time when a foreign exchange closes and the time when the Fund’s NAV is calculated (see following paragraph), such securities may be valued at fair value as determined by the Pricing Committee in accordance with procedures and methodologies approved by the Board. In addition, the Funds may adjust the closing prices of certain foreign securities traded on markets that have closed prior to the U.S. equity markets (principally, overseas markets), using fair value factors provided by an independent pricing agent, on any business day a change in the value of the U.S. equity markets (as represented by a benchmark index approved by the Board of Trustees) exceeds a certain threshold. The prices will not be adjusted for securities traded on markets that are open the same time U.S. equity markets are open, or when a reliable fair value factor is unavailable.

The Funds’ portfolio securities are valued (and NAV per share is determined) as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading. The NAV will not be calculated when the NYSE is closed, including on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NYSE holidays are subject to change without notice. The NYSE may close early on the day before each of these holidays and on the day after Thanksgiving and Christmas.

The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on a Fund’s NAV next determined after your instructions are received in “good order” by the Transfer Agent or by your registered securities dealer. Since a Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when Fund shares are not priced, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. The sale of a Fund’s shares will be suspended during any period when the determination of its NAV is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund’s best interest to do so.

The Funds will deduct a fee of 2.00% from redemption proceeds on shares held 60 days or less subject to certain exceptions. This redemption fee is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. If a shareholder bought shares on different days, the shares held longest will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Funds, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by the Funds’ transfer agent. Such differences are typically attributable to system design differences unrelated to the investment in the Funds. These system differences are not intended or expected to facilitate market timing or frequent trading.

The redemption fee does not apply: (i) to shares that were acquired through reinvestment of dividends, redeemed through the Systematic Withdrawal Plan or in the event of any involuntary redemption and/or exchange transactions (including those required by law or regulation, a regulatory agency, a court order, or as a result of the liquidation of a Fund by the Board of Trustees); (ii) to shares redeemed from shareholder accounts liquidated for failure to meet the minimum

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investment requirement; (iii) to shares redeemed from a shareholder account for which the identity of the shareholder, for purposes of complying with anti-money laundering (“AML”) laws, could not be determined within a reasonable time after the account was opened; (iv) to shares redeemed through an automatic, nondiscretionary rebalancing or asset allocation program; (v) to shares redeemed due to a disability as defined by the IRS requirements; (vi) to shares redeemed due to death for shares transferred from a decedent’s account to a beneficiary’s account; (vii) in the event of a back office correction made to an account to provide a shareholder with the intended transaction; (viii) in the event of the following transactions: a distribution taken from a defined contribution terminated employee account, a plan distribution of non-vested participant balance in a defined contribution account, a distribution taken from a defined contribution plan to provide a participant with a loan against the account, or an amount contributed to a defined contribution plan exceeding the maximum annual contribution limit; and (ix) to shares gifted from one shareholder account to another shareholder account, assuming the age of the gifted shares is greater than 60 days. The redemption fee may be waived for omnibus accounts held by financial intermediaries with systems that are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans). The redemption fee may be waived by the Funds’ officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds’ officers will be disclosed to the Funds’ Board of Trustees at its next regularly scheduled quarterly meeting. The Funds reserve the right to modify or eliminate the redemption fee or waivers at any time.

Investors may exchange their shares of the Funds for shares of the Wasatch-Federated Money Market Account (the “Money Market Fund”), as provided in the Prospectus. UMBFS, in its capacity as Transfer Agent for the Funds, receives a service fee from the Money Market Fund at the annual rate of 0.20% of the first $20 million, 0.15% on the next $80 million, and 0.10% above $100 million of the average daily net asset value of shares exchanged from a Fund into the Money Market Fund. The Advisor receives a fee from the investment advisor of the Money Market Fund for certain administrative and recordkeeping services. The Money Market Fund is advised by Federated Investment Management Company (and not by Wasatch Advisors, Inc.). The Money Market Fund and its advisor are not affiliated with the Wasatch Funds or its Advisor.

The Funds have authorized one or more brokers and other institutions (collectively “financial institutions”) to accept on their behalf purchase and redemption orders. Such financial institutions are authorized to designate intermediaries to accept orders on the Funds’ behalf. The Funds will be deemed to have received the order when an authorized financial institution or its authorized designee accepts the order. Customer orders will be priced at each respective Fund’s NAV next computed after they are accepted by a financial institution or its authorized designee.

In addition to service and transfer agency fees described in the Prospectus and elsewhere in this Statement of Additional Information, the Advisor may make additional payments out of its own assets to selected intermediaries that sell shares of the Funds (such as brokers, dealers, banks, registered investment advisors, retirement plan administrators and other intermediaries (collectively “intermediaries”)) for the purposes of promoting the sale of Fund shares, and/or providing services to the Funds that would normally be provided by the Funds’ transfer agent, such as maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.

The amounts of these payments could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the Funds to its customers. The intermediary may elevate the prominence or profile of the Funds within the intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Advisor and/or the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the intermediary’s organization. Such payments are made pursuant to agreements negotiated between the Advisor and the intermediaries. The payments come from the Advisor’s profits, and do not change the price paid by shareholders for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not a Fund or shareholder expense, and, as such, are not reflected in the fees or expenses listed in the fee and expense table section of the Funds’ Prospectus or described in this Statement of Additional Information. Investors may wish to take into account intermediary payment arrangements when considering and evaluating recommendations relating to Fund shares.

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As of December 31, 2014, the following intermediaries have entered into agreement with the Advisor to receive such additional payments:

1st Source Bank	Pershing Advisor Solutions
ADP Broker-Dealer, Inc.	Pershing LLC
Ascensus, Inc.	Prudential Insurance Company of America, The
Benefit Plan Administrative Services	Prudential Investment Management Services, LLC
BMO Harris Bank, N.A.	Qualified Plan Consultants
Charles Schwab & Co., Inc.	Raymond James & Associates, Inc.
Fidelity Brokerage Services LLC	Raymond James Financial Services, Inc.
Fidelity Investment Institutional Operations Company, Inc.	Reliance Trust Company
Fiduciary Trust Company International	T Rowe Price Investment Services, Inc.
GWFS Equities, Inc.	TD Ameritrade Trust Company
LPL Financial LLC	TIAA-CREF Individual & Institutional Services
Massachusetts Mutual Life Insurance Company	U.S. Bank, N.A.
Mercer HR Outsourcing LLC	UBS Financial Services, Inc.
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Vanguard Fiduciary Trust Company
Morgan Stanley & Co., Incorporated	Vanguard Marketing Corporation
MSCS Financial Services, LLC	Voya Financial, Inc.
Nationwide Financial Services	Wells Fargo Advisors, LLC
Newport Retirement Services, Inc.	Wells Fargo Bank, N.A.
NYLIFE Distributors LLC	Wilmington Trust Company
Oppenheimer & Co., Inc.

The Advisor may enter into new agreements with intermediaries, amend agreements, or terminate agreements at any time without the approval of or notice to the Board of Trustees.

The Trust has filed a notification of election under Rule 18f-1 of the 1940 Act committing to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder of record during any 90-day period to the lesser of: (1) $250,000 or (2) 1% of the NAV of the Fund at the beginning of such election period.

The Funds also intend to pay redemption proceeds in excess of such lesser amount in cash, but reserve the right to pay such excess amount in kind, if it is deemed in the best interest of the Funds to do so. In making a redemption in kind, the Funds reserve the right to make a selection from each portfolio holding a number of shares which will reflect the portfolio makeup and the value will approximate as closely as possible the value of the Fund shares being redeemed; any shortfall will be made up in cash. Investors receiving an in kind distribution are advised that they will likely incur a brokerage charge on the sale of such securities through a broker. The values of portfolio securities distributed in kind will be the values used for the purpose of calculating the per share NAV used in valuing the Funds’ shares tendered for redemption. This distribution will be treated as a sale for federal income tax purposes and the shareholder will generally recognize gain or loss, generally based on the value of securities at the time and the amount of cash received. The IRS could, however, assert that a loss could not be currently deducted.

The method of computing the offering price of a Fund’s shares is net assets divided by shares outstanding which equals NAV per share (offering and redemption price). To illustrate the method of computing the offering price of shares, below is an example of an offering price per share for a fund:

Net Assets	Divided by ÷	Shares Outstanding	Equals =	Net Asset Value Per Share (Offering & Redemption Price)
$1,381,026,568		33,616,329		$41.08

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Eligible Investments into Closed Funds

As described below, the Advisor may take action to periodically close or limit inflows into certain Wasatch Funds to control asset levels. Information on eligible investments in Funds closed to new investors and to new investors and existing shareholders can be found below and on Wasatch Funds’ website at www.WasatchFunds.com. The Advisor will make every effort to post information related to Fund closings or reopenings on the Funds’ website at least two weeks prior to the effective date. With regard to closed Funds, below are examples of actions the Advisor or the Funds may take to control asset levels, to employ a Fund’s investment strategies, or in an effort to achieve the Funds’ investment objectives. Furthermore, each Fund reserves the right to reject any trade, whether direct or through an intermediary, if it determines that such trade or order is not in the best interests of the Fund or its shareholders. The Advisor has established a Closed Products Exceptions Committee. The Closed Product Exception Committee retains the right to make exceptions to any action taken to close or limit inflows into a Fund.

Closing a Fund

The Advisor or a Fund may take action to periodically close (“hard close”) or limit inflows into (“soft close”) a Fund to protect the Fund’s investment objective. For example, the Advisor or the Fund may:

•	Permit only existing shareholders to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned.

•	Limit the ability to open new accounts through intermediary channels.

•	Limit shareholders’ ability to add to their accounts through the Automatic Investment Plan (“AIP”) or increase the AIP amount.

•	Limit the ability of sponsors of qualified contribution retirement plans (for example, 401(k) plans, profit sharing plans, and money purchase plans), 403(b) plans or 457 plans and other intermediaries to permit purchases by new plans or existing participants.

•	Limit the ability of intermediaries and financial advisors to purchase shares for new and existing clients.

•	Prohibit new purchases by existing shareholders and new investors.

•	Limit exchange privileges.

Please see the Funds’ website (www.WasatchFunds.com) for additional information regarding any investments permitted in Funds that have been hard or soft closed.

FEDERAL TAX STATUS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Funds. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe the shareholder’s situation if the shareholder is a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe a shareholder’s state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Trust. The IRS could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to, the Federal income tax treatment of assets to be invested in a Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

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Reference is made to “Dividends, Capital Gain Distributions and Taxes” in the Prospectus.

Each Fund will be treated as a separate entity for Federal income tax purposes. Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund meets the federal tax requirements for so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes its investment company taxable income and realized net capital gains.

Each Fund intends to pay shareholders distributions, if any, from net investment income and any net capital gains it has realized. These distributions will generally be taxable, whether paid in cash or reinvested (unless the investment is in an IRA or other tax advantaged account, in which case the tax may be deferred).

Capital loss carryforwards are available through the date specified below to offset future realized net capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President of the United States of America. Under the Modernization Act, a fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Capital loss carryforwards as of September 30, 2014 are as follows.

		Non-Expiring
	2018	Short Term	Long Term
Emerging Markets Select Fund	$—	$2,430,234	—
Small Cap Value Fund	40,431,423	—	—

Distributions paid from a Fund’s net investment income will be taxable as ordinary income or as qualified dividend income. Currently, ordinary income is subject to graduated stated federal tax rates as high as 39.6%; qualified dividend income is subject to a maximum marginal federal tax rate generally of 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. Each Fund will report the portion (if any) of its distributions from investment earnings during each year that constitute qualified dividends. Generally, dividends that a Fund receives from domestic corporations and from foreign corporations whose stock is readily tradable on an established securities market in the U.S. or which are domiciled in countries on a list established by the IRS will qualify for qualified dividend treatment when paid out to investors.

Distributions from a Fund’s net short-term capital gains are generally taxable as ordinary income. Distributions from a Fund’s long-term capital gains, if any, are generally taxable as long-term capital gains, regardless of how long the shares have been held. Long-term capital gains are generally currently subject to a maximum marginal federal tax rate generally of 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. In certain cases (for example, with some capital gains attributable to REIT shares) a higher rate applies.

Under the “Health Care and Education Reconciliation Act of 2010,” income from the Funds may also be subject to a 3.8% “Medicare tax” imposed for taxable years beginning after 2012. This tax will generally apply to a shareholder’s net investment income if a shareholder’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

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Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, even if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes, subject to various loss non-recognition rules. Such capital gain or loss will be long-term or short-term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Investors may also be subject to state and local taxes.

To the extent a Fund invests in REITs, the REITs in which a Fund invests may generate significant non-cash deductions, such as depreciation on real estate holdings, while having greater cash flow to distribute to their shareholders. If a REIT distributes more cash than its current or accumulated earnings and profits, a return of capital results. Similarly, a Fund may pay a return of capital distribution to shareholders by distributing more cash than its current or accumulated earnings and profits. The cost basis of shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when the shares are sold. To the extent such a distribution exceeds a shareholder’s cost basis in the shares, a shareholder generally will be treated as realizing a taxable gain from the sale or exchange of shares. The actual composition for tax reporting purposes will depend on the year end tax characterizations of dividends paid by certain securities held by the Funds and tax regulations.

Each Fund is required to withhold federal income tax at a rate set forth in applicable IRS Rules and Regulations (“backup withholding”) from dividend payments and redemption and exchange proceeds if an investor fails to furnish his/her Social Security Number or other Tax Identification Number or fails to certify under penalty of perjury that such number is correct or that he/she is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

Under the Code, each Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Under the Code, any dividend declared by a regulated investment company in October, November or December of any calendar year and payable to shareholders of record on a specified date in such month shall be deemed to have been received by each shareholder on such date, and to have been paid by such company on such date if such dividend is actually paid by the company before February 1 of the following calendar year.

If a Fund invests in zero coupon bonds or other bonds issued at a discount upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the “stated redemption price at maturity” of the obligation and its “issue price,” as those terms are defined in the Code. Similarly, if a Fund acquires an already issued zero coupon bond at a discount from another holder, the bond will have original issue discount in the Fund’s hands, equal to the difference between the “adjusted issue price” of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, a Fund is required to accrue as ordinary interest income a portion of the original issue discount even though it receives no cash currently as interest payment on the obligation.

If a Fund invests in TIPS (or other inflation-indexed debt instruments), it generally will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation protected securities (or other U.S. Treasury obligations) that are in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund investing in either zero coupon bonds or other bonds issued at a discount, TIPS or stripped U.S. Treasury obligations may be required to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

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Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

Each Fund’s transactions in Futures Contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.

Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of a Fund’s assets to be invested in various countries is not known. Any amount of taxes paid by a Fund to foreign countries will reduce the amount of income available to the Fund for distributions to shareholders.

Under the Code, if more than 50% of the value of total assets of a Fund at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS to pass through to the Fund’s shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income their pro rata share of the foreign taxes paid by a Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use their share as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, and the ability of a shareholder to take advantage of the foreign tax deduction or credit is subject to a number of requirements and limitations. Each shareholder will be notified whether the foreign taxes paid by the Fund will pass through for that year.

Under the Code, the amount of foreign taxes for which a shareholder may claim a foreign tax credit is subject to limitation based on certain categories applicable to the income subjected to foreign tax.

Each Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its annual gross income for a taxable year is passive income (such as certain interest, dividends, rents and royalties, or capital gains) or (2) it holds an average of at least 50% of its assets in investments producing (or held for the production of) such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on some of the “excess distributions” received from the PFIC or on some of the gain from the sale of stock in the PFIC, even if all income or gain actually received by a Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of stock in a PFIC will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gains. A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections are available that would ameliorate tax consequences, but such elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Dividends paid by PFICs are not treated as qualified dividend income.

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Because application of PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stocks, as well as subject a Fund itself to tax on certain income from PFIC stocks, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Furthermore, in order to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid the imposition of the 4% excise tax, a Fund may be required to liquidate other investments, including when it may not be advantageous for the Fund to liquidate such investments, which may accelerate the recognition of gains. Distributions from a PFIC are not eligible for the reduced rate of tax on “qualified dividends.” In addition, it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation; therefore, a Fund may incur the tax and interest charges described above in some instances.

If a shareholder is a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for Federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from a Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.

In the case of dividends with respect to taxable years of a Fund beginning prior to 2015, a distribution from a Fund that is properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.

In addition to the rules described above concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions in respect of shares after June 30, 2014, to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities.

Distributions in respect of shares to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) after June 30, 2014, will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. Dispositions of shares by such persons may be subject to such withholding after December 31, 2016.

For securities defined as “covered” under current IRS cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for securities that are not “covered.” The Funds and their service providers do not provide tax advice. Shareholders should consult independent sources, which may include a tax professional, with respect to any decisions that a shareholder may make with respect to choosing a cost basis method.

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As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on each shareholders’ Consolidated Form 1099 when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. Each Fund has chosen average cost as its standing (default) cost basis method for all shareholders. A cost basis method is the way each Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Each Fund’s standing cost basis method is the method covered shares will be reported on your Consolidated Form 1099 if the shareholder does not select a specific cost basis method. The shareholder may choose a method different from each Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Shareholders should refer to the appropriate IRS regulations or consult their tax advisor with regard to their personal circumstances.

MATTERS RELATED TO INDIA

In India, a tax of 15% plus surcharges is currently imposed on gains from sales of listed equities held not more than one year (“short-term gains”) and sold on a recognized stock exchange in India which are chargeable to securities transaction tax (“STT”). In case of foreign institutional investors (“FII”) gains from sales of listed equity securities in other cases are taxed at a rate of 30% plus surcharges for securities held not more than one year and 10% plus surcharges for securities held for more than one year. There is no tax on gains from sales of listed equities held for more than one year (“long-term gains”) and sold on a recognized stock exchange in India and chargeable to securities transaction tax.

Also in India, in the case of FII, the tax rate on gains from sales of listed debt securities is currently 10% plus surcharges if the securities have been held more than one year and 30% plus surcharges if the securities have been held not more than one year. A securities transaction tax applies for transactions executed on stock exchanges and for redemption of mutual fund units at specified rates. India (currently i.e. up to 31 May 2015) imposes a tax on interest on securities at a rate of 5% plus surcharges subject to complying with conditions, else, at 20% plus surcharges. This tax is with-held/imposed on the investor and payable prior to repatriation of sales proceeds. India imposes a tax on dividends paid by an Indian company at a rate of 15% plus surcharges. This tax is imposed on the company that pays the dividends. The dividend on which the dividend distribution tax is paid is exempt in the hands of the investor.

The capital gains tax is computed on net realized gains. Any realized losses (other than long-term loss on sale of equity subject to STT) in excess of gains may be carried forward for a period of up to eight years to offset future short-term gains.

Taxes incurred on a Fund’s realized gains may lower the potential capital gains distribution of the Fund. Any taxes paid in India by a Fund on realized gains may be available to be included in the calculation of the Fund’s foreign tax credit that may be passed through to shareholders via Form 1099-DIV. Although taxes incurred on gains may lower the potential capital gains distribution of a Fund, they also potentially lower, to a larger extent, the total return of that Fund as proceeds from sales of securities are reduced by the amount of the tax.

REGISTRATION STATEMENT

This SAI and the Funds’ Prospectus do not contain all the information included in the Funds’ registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C. Text-only versions of fund documents can be viewed online or downloaded from the SEC at http:\\www.sec.gov.

Statements contained herein and in the Funds’ Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Funds’ registration statement, each such statement being qualified in all respects by such reference.

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FINANCIAL STATEMENTS

The financial statements of the Institutional Class shares of the Funds, including the notes thereto, dated September 30, 2014 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are incorporated by reference into this SAI from the Funds’ Annual Report, dated September 30, 2014. The information under the caption “Financial Highlights” appearing in the Funds’ Prospectus dated January 31, 2015 shows each Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations) through September 30, 2014 and has been derived from the financial statements audited by PricewaterhouseCoopers LLP. Such financial statements and financial highlights are incorporated by reference herein in reliance upon the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given the authority of said firm as an expert in accounting and auditing.

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APPENDIX A

Standard & Poor’s Ratings Group—A brief description of the applicable Standard & Poor’s (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Issue Credit Ratings

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the

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earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Corporate Obligation Ratings:

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

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Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Short-Term Ratings

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

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APPENDIX B

Wasatch Funds Trust

PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of Wasatch Funds Trust (the “Trust”) hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trust’s investment portfolios (each, a “Fund,” collectively, the “Funds”):

I. Policy

It is the policy of the Board of Trustees of the Trust (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Wasatch Advisors, Inc. (the “Advisor”) except with respect to the Fund sub-advised by 1st Source Corporation Investment Advisors, Inc. (the “Sub-Advisor”), the responsibility for voting proxies relating to the portfolio securities of such Fund is delegated to the Sub-Advisor as a part of the Advisor’s and Sub-Advisor’s management of the respective Fund(s) , subject to the Board’s continuing oversight. The Advisor and Sub-Advisor may retain one or more independent service providers to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research and recommendations on proxy issues, provided however that the Advisor and Sub-Advisor will make the decision as to how proxies should be voted consistent with the Advisor’s or Sub-Advisor’s respective policies and this policy.

II. Fiduciary Duty

The right to vote a proxy with respect to portfolio securities held by the Funds is an asset of the Trust. The Advisor and the Sub-Advisor, to which authority to vote on behalf of the applicable Funds is delegated, each acts as a fiduciary of the respective Fund(s) and must vote proxies in a manner consistent with the best interest of the Fund(s) and their shareholders.

III. Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A. Review of Advisor and Sub-Advisor Proxy Voting Policy and Procedures. The Advisor and Sub-Advisor shall present to the Board its policy, guidelines and procedures for voting proxies at least annually and must notify the Board promptly of material changes to this document.

B. Voting Record Reporting. No less than annually, the Advisor and Sub-Advisor shall report to the Board a record of each proxy voted which deviated from their respective Proxy Voting Policy, Guidelines and Procedures with respect to portfolio securities of the applicable Funds during the year. With respect to those proxies of the Fund(s) that the Advisor and Sub-Advisor has identified as involving a material conflict of interest1, the Advisor and Sub-Advisor shall submit a report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

IV. Revocation

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

[1]	See Wasatch Advisors, Inc.’s Proxy Voting Policy, Guidelines and Procedures, Section III, Conflicts of Interest

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V. Annual Filing

The Trust shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the 12-month period ended June 30 on Form N-PX not later than August 31 of each year.

VI. Disclosures

A.	The Trust shall include in its registration statement:

1.	A description of this policy and of the policy and procedures used by the Advisor and Sub-Advisor, as applicable, to determine how to vote proxies relating to portfolio securities; and

2.	A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.

B.	The Trust shall include in its annual and semi-annual reports to shareholders:

1.	A statement disclosing that a description of the policy and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website; and

2.	A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

VII. Review of Policy

At least annually, the Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted by Wasatch Funds Trust: November 11, 2009

Amended: January 28, 2009

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Wasatch Advisors, Inc.

PROXY VOTING POLICY, GUIDELINES AND PROCEDURES

Regulatory Background - Proxy Voting Provisions of the Investment Advisers Act

Rule 206(4)-6 of the Investment Advisers Act of 1940 requires that, for an investment adviser to exercise voting authority with respect to client securities, the adviser must:

•	Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of the adviser’s clients;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

In accordance with our obligations under the Rule, Wasatch Advisors has adopted and implemented the following Proxy Voting Policy, Guidelines and Procedures to ensure that client proxies are voted in the best interest of clients at all times.

I. POLICY OVERVIEW

At Wasatch Advisors (“Wasatch”), our goal is to maximize the economic value of the investments we make for our separate account clients and our mutual fund shareholders. In pursuit of this goal, we buy and hold securities we believe will appreciate in value. When the investment potential of a security becomes diminished, we sell it and attempt to reinvest the proceeds in more attractive opportunities. In short, the primary means by which we serve our shareholders and clients and protect their interests is the purchase and sale of securities. A secondary means by which we fulfill our fiduciary responsibility is the exercising of our proxy voting rights. Corporate governance, including but not limited to, compensation plans, corporate actions and the composition of a board of directors, can have a significant influence upon the behavior of a management team and the value of a corporation. The proxy voting process is the primary means by which investors are able to influence such activities. As such, Wasatch considers how we vote proxies to be an important activity.

One fundamental tenet of Wasatch’s investment philosophy is to invest in companies with high quality management teams. We spend a significant amount of time evaluating the performance, behavior, and actions of company executives in order to gain an understanding of how they think about protecting and increasing shareholder value. As a result of being invested with high quality management teams, Wasatch generally supports the recommendations of the boards of directors when voting proxies. However, we ultimately vote for or against recommendations based on the fundamental premise that at all times we are attempting to maximize the value of our investments for the benefit of our clients. Wasatch also has a long history of investing in companies with small market capitalizations, which often have a significant amount of common stock owned by existing and former members of management. While this high degree of inside ownership could cause some concerns regarding a lack of independence for the board of directors, certain board committees or other areas of corporate governance, we generally believe high inside ownership to be a positive characteristic as it helps to ensure that the interests of management and shareholders are closely aligned.

Wasatch has developed the following proxy voting guidelines to assist us in making decisions about how to vote proposals concerning certain issues. We have attempted to address those issues that we believe are most relevant to creating shareholder value or that occur most frequently in the types of securities in which we invest. However, these guidelines are not exhaustive and do not purport to cover all of the potential issues, for the variety of issues on which shareholders may be asked to vote is unlimited. The disclosure of these guidelines is intended to provide clients and shareholders with a better understanding of how Wasatch attempts to maximize shareholder value via the proxy voting process.

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II. GUIDELINES

Board of Directors

Wasatch considers the board of directors to be an important component of strong corporate governance. The board is responsible for overseeing the management team of a company and helping to ensure that it acts in the best interest of shareholders. The primary means by which Wasatch can influence the board of directors is to vote for the election of directors who have relevant and valuable experience that will enhance the management of the company. Further, Wasatch prefers that a board of directors have a majority of independent directors because we believe that a board with such a composition is generally a strong advocate for shareholders.

However, while we endorse proposals that support the creation of boards with a majority of independent directors as well as proposals which call for the audit, compensation and nominating committees to be comprised solely of independent directors, the failure of the company to nominate only independent directors or to have only independent directors serve on key committees may not cause us to vote against the election of a director who lacks independence. Wasatch appreciates the importance of these standards but we do not believe it is always in the best interest of shareholders to blindly vote against all directors who may not be considered independent. For example, a large shareholder who serves as a director is not considered independent but may be a very important advocate for investors since his interests are closely aligned with those of shareholders.

Generally, Wasatch will vote for those nominees recommended by the board of directors. However, in each election we will review a wide variety of criteria including but not limited to:

•	Long-term performance of the company.

•	Composition of the board and key committees.

•	Stock ownership by directors.

•	Decisions regarding executive pay and director compensation.

•	Corporate governance provisions and takeover activity.

•	Attendance at board meetings.

•	Interlocking directorships and related party transactions.

In addition to evaluating nominees for the board of directors based on the aforementioned criteria, Wasatch generally will support proposals:

•	To declassify a board of directors.

•	That allow cumulative voting and confidential voting.

Wasatch generally will not support:

•	Nominees who are independent and receive compensation for services other than serving as a director.

•	Nominees who attend less than 75% of board meetings without valid reasons for absences.

•	Nominees who are party to an interlocking directorship.

•	Efforts to adopt classified board structures.

Executive Compensation

Wasatch supports compensation plans which are designed to align the interests of management and shareholders as well as relate executive compensation to the performance of the company. To evaluate compensation plans, we use quantitative criteria that measure the total cost to shareholders if a plan is passed. Factors considered include:

•	The estimated dollar cost for every award type under the proposed plan and all continuing plans.

•	The maximum shareholder wealth that would be transferred from the company to executives.

•	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index) pegged to market capitalization.

•	Cash compensation pegged to market capitalization.

•	Other features of proposed compensation plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

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After the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry specific, market cap based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. If the total plan cost exceeds the allowable cap, Wasatch will generally vote against the proposed plan. In addition, Wasatch generally will not support stock option plans that permit:

•	The repricing of stock options without shareholder approval.

•	The options to be priced at less than 100% of the fair market value of the underlying security on the date of the grant.

Capital Structure

Wasatch may be asked to vote on proposals pertaining to changes in the capital structure of a company. Such proposals include, but are not limited to, common stock authorizations, capital issuance requests, share repurchase programs, stock splits, and debt restructurings. We will vote for board recommended capital structure changes so long as the proposals are well aligned with shareholder interests. Wasatch generally will support proposals:

•	Requesting the authorization of additional common stock.

•	To institute share repurchase plans.

•	To implement stock splits. Proposals to implement reverse stock splits will be reviewed on a case-by-case basis.

Wasatch will review, on a case-by-case basis, all other proposals to change the capital structure of a company, including the authorization of common stock with special voting rights, the authorization of stock relating to certain transactions, the issuance of preferred stock (including “blank check” preferred stock) and the restructuring of debt securities. These proposals typically address a set of company-specific circumstances and proposals recommended by the board of directors may or may not be in the best interest of shareholders.

Mergers, Acquisitions and Other Transactions

Companies may undertake a variety of strategic transactions aimed at enhancing shareholder value including mergers, acquisitions, recapitalizations, spin-offs, asset sales, and liquidations. In evaluating proposed transactions, we will consider the benefits and costs to shareholders over both the short and long term. Specific items we will consider include the financial impact of the transaction on future operating results, the increase or decrease in shareholder value, and any changes in corporate governance and their impact on shareholder rights. When shareholders are asked to vote on mergers, acquisitions and other similar proposals, they are considered to be material to the company and could require the analysis of a wide variety of factors in order to determine if the transaction is in the best interest of shareholders. As a result, Wasatch will review and vote each proposal on a case-by-case basis.

Anti-Takeover Provisions

In an attempt to prevent a company from being acquired without the approval of the board of directors, shareholders may be asked to vote on a variety of proposals such as shareholder rights plans (commonly referred to as “poison pills”), supermajority voting, blank check preferred stock, fair price provisions, and the creation of a separate class of stock with disparate voting rights. Wasatch recognizes that such proposals may enhance shareholder value in certain situations. However, Wasatch will review proposals pertaining to anti-takeover provisions on a case-by-case basis and vote against those proposals merely intended to entrench management and prevent the company from being acquired at a fair price.

Auditors

An audit of a company’s financial statements is an important part of the investment process, for while an audit cannot fully protect investors against fraud, it does verify that the financial statements accurately represent the position and performance of the company. Wasatch generally votes for proposals to ratify auditors unless the auditors do not appear to be independent. Auditor independence may be compromised if the auditor has a financial interest and/or association with the company or receives substantial compensation for non-audit related services. Wasatch also generally votes for proposals to authorize the board of directors to determine the remuneration of the auditors unless there is evidence of excessive compensation relative to the size and nature of the company.

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Social and Environmental Issues

While Wasatch believes corporations have an obligation to be responsible corporate members of society, generally we will not support proposals concerning social, political or environmental issues if the proposals are economically disadvantageous to shareholders.

Foreign Issuers

With respect to some non-U.S. issuers, the exercise of voting rights can cause an account to incur a cost or cause the underlying shares to be blocked from trading. Although we recognize the importance of the right to vote, Wasatch believes that clients may be better served by avoiding unnecessary costs and preserving the right to trade shares promptly should conditions warrant. Accordingly, there may be times when no vote is cast because Wasatch’s analysis of a particular proxy leads us to believe that the cost of voting the proxy exceeds the expected benefit to clients (e.g., when casting a vote on a foreign security requires that Wasatch engage a translator or travel to a foreign country to vote in person, or results in shares being blocked from trading). This position complies with the Department of Labor’s Interpretive Bulletin 94-2.

Other Issues

Any issues not addressed by the foregoing guidelines will be reviewed on a case-by-case basis with the aim of maximizing shareholder value.

II. PROXY VOTING COMMITTEE

Wasatch has established a Proxy Voting Committee (“Committee”) to oversee all aspects of Wasatch’s proxy voting policy, guidelines and procedures. The Committee is responsible for implementing and monitoring this policy. The Committee is responsible for reporting to the Audit Committee as well as providing a written report on a regular basis to the Advisor’s and Fund’s Board of Directors.

No less than annually, the Committee shall conduct a periodic review which shall comprise the following elements:

•	Review a sample of the record of voting delegation, including ERISA accounts, maintained by the Proxy Manager to determine if Wasatch is exercising its authority to vote proxies on portfolio securities held in the selected accounts

•	Request and review voting data to determine if accurate and timely communication of proxy votes is reasonably accomplished during the period reviewed

•	Meet with the Proxy Manager to review the voting of proxies, communication of proxy votes, and the general functioning of this policy

•	Prepare a written report to the Audit Committee with respect to the results of this review

III. PROCEDURES

Administration

Wasatch has retained an independent service provider, Institutional Shareholder Services (“ISS”), to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research on proxy issues.

Wasatch has also designated a member of our Operations team as Proxy Manager to assist in coordinating and voting securities, maintaining documents prepared by Wasatch to memorialize the basis for voting decisions, and monitoring Wasatch’s proxy voting procedures. One of the Proxy Manager’s responsibilities is to periodically send a proxy meeting calendar to research analysts detailing upcoming shareholder meetings and vote deadline information.

The members of Wasatch’s Research team are responsible for reviewing the proxies of the companies they follow, together with other relevant information, and providing the Proxy Manager with vote recommendations in conformance with Wasatch’s Policy and Guidelines.

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Any attempts by any of Wasatch’s personnel to influence the voting of client proxies in a manner that is inconsistent with Wasatch’s Policy, Guidelines and Procedures should be reported to Wasatch’s Compliance Officer. If the Compliance Officer is the person attempting to influence the voting, the report should be made to Wasatch’s President.

Conflicts of Interest

As noted previously, Wasatch will at all times make its best effort to vote proxies in the best interest of clients and avoid material conflicts of interest. A material conflict of interest refers to a situation in which Wasatch or affiliated persons of Wasatch have a financial interest in a matter presented by a proxy which could potentially compromise Wasatch’s independence of judgment and action with respect to the voting of the proxy. We will use our best reasonable efforts to identify any material conflicts that may exist by, among other things, reviewing the identity of each issuer soliciting proxy votes to determine if the issuer or an affiliate of the issuer (i) is a client of Wasatch, (ii) has a relationship with Wasatch, (iii) there is a reasonable expectation that the issuer or an affiliate would become a client of Wasatch or develop a material relationship with Wasatch, or (iv) Wasatch holds a significant amount1 of the issuer’s shares outstanding. In addition, any Wasatch employee with knowledge of a personal conflict of interest (e.g., a familial relationship with company management) relating to an issuer soliciting proxy votes must disclose that conflict to the Proxy Manager and the Compliance Officer and remove himself or herself from the proxy voting process for that issuer. Any questions regarding whether a particular issue may present a material conflict of interest with respect to Wasatch’s voting of client proxies should be directed to Wasatch’s Compliance Officer.

In the event that Wasatch has a material conflict of interest in any proposal that is the subject of a proxy to be voted for a client account, Wasatch will instruct ISS to vote that proposal in accordance with ISS’ published recommendation. In such cases, any vote recommended by ISS is binding and may not be overridden by Wasatch. Proposals on the same proxy ballot for which Wasatch does not have a material conflict of interest will be voted in accordance with Wasatch’s Proxy Voting Policy and Guidelines.

Annual Certification

Each Wasatch employee who is involved in the proxy voting process is required to certify annually that he or she has read, understands and has complied with, to the best of his or her knowledge, Wasatch’s Proxy Voting Policy, Guidelines and Procedures.

ERISA

Wasatch acknowledges our responsibility to vote proxies for ERISA clients in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. Wasatch casts such proxy votes for the sole purpose of extending benefits to participants and beneficiaries while using the care, skill and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

Training

At least annually, Compliance will conduct employee training programs for appropriate personnel regarding the Proxy Voting Policy, Guidelines and Procedures. Such training programs will review applicable laws, regulations, procedures and recent trends in proxy voting and their relation to Wasatch’s business. Attendance at these programs is mandatory for appropriate personnel, and session and attendance records will be retained for a five-year period.

Recordkeeping

Under rule 204-2, Wasatch must retain the following:

a)	proxy voting policies and procedures;

b)	proxy statements received regarding client securities;

c)	records of votes they cast on behalf of clients;

d)	any documents prepared by Wasatch that were material to making a decision how to vote, or that memorialized the basis for the decision;

[1]	Wasatch’s relative level of ownership of certain issuer’s soliciting proxy votes, as a percent of the company’s shares outstanding, may give the appearance of control. Wasatch clients hold the issuer’s stock solely for investment purposes, with no intent to control the business or affairs of the issuer. In such instances, Wasatch may instruct ISS to vote that meeting in accordance with ISS’ published recommendation.

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e)	Record of the voting resolution of any conflict of interest;

f)	Records of any client requests for information on how a client’s proxies were voted and records of Wasatch’s responses to client requests;

g)	Training attendance records; and

h)	All written reports arising from annual reviews of the policy.

Wasatch has retained ISS to assist in providing record-keeping and vote disclosure services, as well as research on proxy issues. Wasatch may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item b above. Records not maintained by ISS shall be maintained by Wasatch for a period of not less than five years from the end of the Wasatch’s fiscal year during which the last entry was made on the record.

Disclosure

Clients should contact their Client Relations representative to obtain information on how Wasatch has voted their proxies.

Clients can also request information by:

•	Mailing to Wasatch Advisors, Inc., Attn: Proxy Request, 505 Wakara Way, 3rd Floor, Salt Lake City, UT 84108

•	E-mailing to proxyrequest@wasatchadvisors.com

•	Calling 1 (800) 381-1065 or 1 (801) 533-0777 from 8:00 a.m. to 5:00 p.m. Mountain Time

•	Faxing to 1 (801) 533-9828, Attn: Proxy Request

Beginning in 2004, Wasatch Funds’ proxy voting record will be available on the Funds’ website at www.wasatchFund.com and the SEC’s website at www.sec.org no later than August 31 for the prior 12 months ending June 30.

Last amended September 30, 2004

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STATEMENT OF ADDITIONAL INFORMATION

WASATCH FUNDS TRUST

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

Wasatch Long/Short Fund®

Institutional Class shares (WILSX)

January 31, 2015

WASATCH FUNDS TRUST (“Wasatch Funds” or the “Trust”) is an open-end management investment company issuing shares in 20 separate series each of which is publicly offered and one of which is described herein: Wasatch Long/Short Fund® (the “Long/Short Fund” or the “Fund” and together with the other series, the “Funds”). This Statement of Additional Information (the “SAI”) relates to the Institutional Class shares of the Long/Short Fund.

This SAI is not a Prospectus but contains information in addition to, and more detailed than, that set forth in the Prospectus for the Institutional Class shares of the Fund and should be read in conjunction with the Prospectus. A Prospectus may be obtained by downloading it from Wasatch Funds’ website at www.WasatchFunds.com or without charge by calling 800.551.1700 or writing to Wasatch Funds at P.O. Box 2172, Milwaukee, Wisconsin 53201-2172. The SAI and the related Prospectus are both dated January 31, 2015. Capitalized terms used herein and not defined have the same meanings as those used in the Prospectus.

The audited financial statements for the Institutional Class shares of the Fund appear in the Fund’s annual report for its most recent fiscal year. The financial statements from the foregoing annual report are incorporated herein by reference. Shareholders may obtain a copy of the Annual Report dated September 30, 2014 of the Wasatch Funds, without charge, by calling 800.551.1700 or by downloading it from Wasatch Funds’ website at www.WasatchFunds.com.

P.O. Box 2172 Milwaukee, WI 53201-2172 • www.WasatchFunds.com

Phone: 800.551.1700

Wasatch Funds are distributed by ALPS Distributors, Inc.

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GENERAL INFORMATION AND HISTORY

Wasatch Funds was incorporated under Utah law on November 18, 1986 and reincorporated as a Minnesota corporation in January 1998 and reorganized into a Massachusetts business trust on March 31, 2010. The Wasatch Long/Short Fund, a series of the Trust, commenced operations on December 15, 2008, the date of the acquisition of the assets and liabilities of the 1st Source Monogram Long/Short Fund (the “Predecessor Fund”), a series of the Coventry Group, a registered investment company. As of the date of the acquisition, all of the holders of issued and outstanding shares of the Predecessor Fund received shares of the Long/Short Fund. With the reorganization, the Fund assumed the financial and performance history of the Predecessor Fund. Effective September 19, 2008, the Predecessor Fund changed its fiscal year end to September 30. The Institutional Class of the Long/Short Fund commenced operations on December 13, 2012.

The Fund is advised by Wasatch Advisors, Inc. (the “Advisor”).

This SAI is for the Institutional Class shares of the Fund. Investor Class shares are offered under a different prospectus and SAI. Information about Investor Class shares is available online at www.WasatchFunds.com or by calling Wasatch Funds at 800.551.1700.

Open/Closed Status of Fund. The Fund is open to investors.

FUND INVESTMENTS

Wasatch Funds is an open-end management investment company currently offering 20 separate series including the Long/Short Fund.

The Long/Short Fund is a diversified fund. The Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”). To so qualify (i) not more than 25% of the total value of the Fund’s assets may be invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers controlled by the Fund, which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar, or related trades or businesses, and (ii) with respect to 50% of the total value of the Fund’s assets (a) not more than 5% of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

The Prospectus has a description concerning the investment objectives and policies of the Fund. The investment policies of the Fund, unless specifically designated as fundamental, are non-fundamental policies and may be changed by the Board of Trustees of the Trust (the “Board” or the “Board of Trustees”) without the authorization of the Fund’s shareholders. There can be no assurance that the Fund will achieve its objective or goal.

INVESTMENT STRATEGIES AND RISKS

The Fund’s principal investment strategies and the risks associated with those strategies are described in the Prospectus. The following section describes in greater detail than the Prospectus, the Fund’s investment strategies and the associated risks. Unless noted otherwise, the investment strategies and risks described in this section are non-principal.

Borrowing to Purchase Securities (Leveraging). The Fund may use leverage, that is, borrow money to purchase securities. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the borrowing costs (including interest), the net asset value (“NAV”) of the Fund will rise. On the other hand, if the investment gains fail to cover the borrowing costs or if there are losses, the NAV of the Fund will decrease.

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The 1940 Act requires borrowings to have 300% net asset coverage, which means, in effect, that the Fund would be permitted to borrow up to an amount equal to one-third of the value of its total assets. If the Fund fails to meet this asset coverage test for any reason including adverse market conditions, it will be required to reduce borrowings within three business days to the extent necessary to meet the test. This requirement may make it necessary to sell a portion of the Fund’s securities at a time when it is disadvantageous to do so. The amount the Fund can borrow may also be limited by applicable margin limitations of the Federal Reserve Board. Briefly, these provide that banks subject to the Federal Reserve Act may not make loans for the purpose of buying or carrying margin stocks if the loan is secured directly or indirectly by a margin stock, to the extent that the loan is greater than the maximum loan value of the collateral securing the loan.

Despite the potential risks of leveraging, the Advisor believes there may be times when it may be advantageous to the Fund to borrow to make investments. For example, when a portfolio manager perceives unusual opportunities in the market or in a particular sector, the portfolio manager may want to be more than 100% invested. Borrowing may also be considered when stock prices and trading volume are not favorable for securities a portfolio manager wants to sell, but stock prices and trading volume are favorable for securities the portfolio manager wants to buy. In these situations, which arise infrequently, borrowing may allow a portfolio manager to take advantage of favorable opportunities to purchase desired securities without having to sell securities at unfavorable prices.

Convertible Securities. The Fund may invest in convertible securities. These are generally bonds or preferred stocks that are convertible into a corporation’s common stock. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and therefore generally entail less risk of loss of principal than the corporation’s common stock.

In selecting convertible securities for the Fund, the Advisor will consider, among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund’s portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

Capital appreciation for the Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by the Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund. Convertible securities may have mandatory sinking fund provisions prior to maturity, a negative feature when interest rates decline.

Refer to Appendix A for a description of preferred stock and long- and short-term debt ratings.

Corporate Bonds. The Fund may invest in corporate bonds that are rated, at the time of purchase, in the four highest categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service, Inc., a division of McGraw-Hill Companies, Inc. (“S&P”), or other nationally recognized statistical rating organizations (“NRSRO”) or

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unrated securities deemed by the Advisor to be of comparable quality. These high rated bonds are also known as “investment grade debt securities.” The Fund may also invest in corporate bonds that are lower rated (Moody’s Ba or lower or S&P BB or lower). These lower rated bonds are also known as “non-investment grade debt securities” or “junk bonds.” See Appendix A for a description of ratings on investment grade and non-investment grade debt securities.

Derivatives. The Fund may use derivatives, such as futures, options, options on futures, and forward foreign currency exchange contracts. A derivative is a financial contract whose value is based on (or “derived from”) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in one or more securities, currencies, indices or other assets. The Fund may use derivatives for hedging purposes, including to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund’s portfolio resulting from securities markets, currency exchange rate or interest rate fluctuations (i.e., to hedge); protect the Fund’s unrealized gains reflected in the value of its portfolio securities; facilitate the sale of such securities for investment purposes; and as a substitute for buying or selling securities, securities indices or currencies. The Fund may also use derivatives for non-hedging (speculative) purposes, including to enhance a Fund’s return. The Fund may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables, including market conditions.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. These risks are heightened when the management team uses derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. In addition, certain derivatives have the potential for unlimited losses regardless of the size of the initial investment. Derivatives also involve the risk of mispricing or improper valuations (particularly, for non-standardized contracts) and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices. Derivatives may also be less liquid and may be difficult or impossible to sell or terminate at a desirable time or price. Derivatives may also involve credit risk which is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter (“OTC”) derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. Use of derivatives may also increase the amount and affect the timing and character of taxes payable by shareholders. The Fund may lose money on derivatives or may not fully benefit on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The Fund’s ability to benefit from derivatives is largely dependent on the Advisor’s ability to use such strategies successfully. For more information about the various types of derivatives, see the sections in this SAI discussing such securities including Futures Contracts; Put and Call Options and Options and Futures Relating to Foreign Currencies.

Futures Contracts. The Fund may enter into futures contracts. Futures contracts are standardized, exchange-traded contracts that require delivery of the underlying financial instrument (such as a bond, currency or stock index) at a specified price, on a specified future date. The buyer of the futures contract agrees to buy the underlying financial instruments from the seller at a fixed purchase price upon the expiration of the contract. The seller of the futures contract agrees to sell the underlying financial instrument to the buyer at expiration at the fixed sales price. In most cases, delivery never takes place. Instead, both the buyer and the seller, acting independently of each other, usually liquidate their positions before the contract expires; the buyer sells futures and the seller buys futures.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

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Futures may be used for hedging (i.e., to protect against adverse future price movements in the Fund’s portfolio securities, or in securities the Fund intends to purchase). For example, if the portfolio manager thinks that the stock market might decline, the portfolio manager could sell stock index futures to safeguard the Fund’s portfolio. If the market declines as anticipated, the value of stocks in the Fund’s portfolio would decrease, but the value of the Fund’s futures contracts would increase. The Fund may also use futures contracts to speculate on the market. For example, the portfolio manager might buy stock index futures on the expectation that the value of a particular index will rise, even though the stocks comprising the index are unrelated to stocks held or intended to be purchased by the Fund. Using futures for speculation, however, involves significant risk since futures contracts are highly leveraged instruments. When a portfolio manager enters into a futures contract, the manager needs to put up only a small fraction of the value of the underlying contract as collateral, yet gains or losses will be based on the full value of the contract.

The use of futures contracts would expose the Fund to additional investment risks and transaction costs. Risks include: the risk that securities prices will not move in the direction that the Advisor anticipates; an imperfect correlation between the price of the futures contract and movements in the prices of any securities being hedged; the possible absence of a liquid secondary market for any particular futures contract and possible exchange-imposed price fluctuation limits; and leverage risk, which is the risk that adverse price movements in a futures contract can result in a loss substantially greater than the Fund’s initial investment in that contract. A relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the Fund.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (“FCM”), when the contract (or written options thereon) is entered into. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the investment limitations of the Fund. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to a return of the margin owed only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in a substantial loss (or gain) to an investor.

Options and Futures Relating to Foreign Currencies. The Fund may engage in options and futures transactions related to foreign currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency. The purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund’s investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.

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Asset Coverage for Futures and Options Positions. The Fund will comply with guidelines established by the Securities and Exchange Commission (the “SEC”) with respect to coverage of options and futures strategies by mutual funds, and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Limitations on Futures and Commodity Options Transactions. The Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association and is therefore not subject to registration or regulation as a pool operator under the Commodity Exchange Act. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act.

The Fund’s investments in futures contracts, commodity options, and swaps and the Fund’s policies regarding futures contracts, options and swaps discussed elsewhere in this SAI may be changed as regulatory agencies permit. With respect to positions in commodity futures, commodity options contracts or swaps, which do not come within the meaning and intent of bona fide hedging in the Commodity Futures Trading Commission (“CFTC”) rules, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the qualifying entity’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined by CFTC Rule 190.01(x) may be excluded in computing such 5%.

The aggregate net notional value of commodity futures, commodity options contracts or swap positions not used solely for bona fide hedging within the meaning of the applicable CFTC Rules and determined at the time the most recent position was established, does not exceed 100% of the liquidation value of the pool’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions the Fund has entered into.

On February 8, 2012, the CFTC adopted certain regulatory changes that will subject a mutual fund to regulation by the CFTC if the fund invests more than a prescribed level of its liquidation value in futures and certain other instruments, or if the fund markets itself as providing investment exposure to such instruments. As a result, the Fund may be subject to CFTC registration requirements, and the Fund’s disclosure and operations would need to comply with all applicable regulations governing commodity pools. The Fund’s Advisor may also be subject to CFTC regulation if the Fund is deemed to be a commodity pool. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions in the future, the Fund would comply with such new restrictions.

Put and Call Options. The Fund may purchase and write put and call options. Such options may relate to particular securities, indices or futures contracts, may or may not be listed on a domestic or non-U.S. securities exchange and may or may not be issued by the Options Clearing Corporation. A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. The Fund may use put and call options for a variety of purposes. For example, if the portfolio manager wishes to hedge a security owned by the Fund against a decline in price, the portfolio manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the portfolio manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the portfolio manager intends to purchase a security at some date in the future, the portfolio manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes for the Fund. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased.

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Purchasing Put and Call Options. The Fund may purchase put and call options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire, by exercising the option or if able, by selling the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if a security’s price falls substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the security’s price falls. At the same time, the buyer can expect to suffer a loss if the security’s price does not rise sufficiently to offset the cost of the option.

The Fund will not invest more than 10% of the value of its net assets in purchased options.

Writing Put and Call Options. The Fund may write (i.e., sell) put and call options. When the Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Fund would be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in put options it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for put options the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If the underlying security’s price rises, however, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

If the security’s price remains the same over time, it is likely that the put writer will also profit, because it should be able to close out the option at a lower price. If the security’s price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in the security’s price increase.

The Fund will write only “covered” put and call options.

A call option written by the Fund is “covered” if the Fund: (a) owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio; or (b) meets the asset coverage requirements described under “Asset Coverage for Futures and Options Positions” above.

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A put option written by the Fund is “covered” if the Fund: (a) holds a put on the same security having the same principal amount as the put option it has written and the exercise price of the put held is equal to or greater than the exercise price of the put written; or (b) meets the asset coverage requirements described under “Asset Coverage for Futures and Options Positions” above.

If options are “covered” by the Fund meeting the asset coverage requirements, the Fund’s economic exposure is not limited as it would be if the options are “covered” as described in paragraphs (a) above.

OTC Options. The Fund may engage in OTC options transactions. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor options to its needs, OTC options generally involve greater credit and default risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Additional Risks of Options and Futures Contracts.

Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions, such as futures and options. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of futures and options depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund.

Lack of Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involve a risk that the respective Fund’s options or futures positions will not track the performance of the Fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect a security’s price the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options or futures positions are poorly correlated with other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

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Liquidity of Options and Futures Contracts. There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. In addition, if unable to close a future position, in the event of adverse price movements, the Fund would be required to make daily cash payments in order to maintain its required margin. In such a situation, if the Fund has insufficient cash, it may have to sell other portfolio securities at an inopportune time to meet daily margin requirements. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover options or futures positions could also be impaired.

Exchange-Traded Fund (“ETFs”). The Fund may invest in ETFs. ETFs are investment companies, the shares of which are bought and sold on a securities exchange. The securities of an ETF are redeemable only in larger aggregation of a specified number of shares and generally on an in-kind basis. Generally, certain ETFs may represent a portfolio of securities designed to track the composition and/or performance of specific indexes or portfolio of specific indexes, while other ETFs may be actively managed that do not track an index (generally referred to as actively-managed ETFs). The market prices of ETF investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which its shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include: SPDRs®, Select Sector SPDRs®, DIAMONDSSM, NASDAQ 100 Shares and iShares.

There are many reasons why the Fund would purchase an ETF. For example, the Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. market or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which the ETF invests and the investment strategies of the ETF. However, lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. In addition, ETFs have operating expenses, including management fees that increase their costs versus the costs of owning the underlying securities directly. The Fund may purchase ETFs to the extent permitted by the 1940 Act, rules thereunder or as described below, to the extent permitted by exemptive orders granted to the various ETFs by the SEC. (See also the description of “Securities of Other Investment Companies”).

Foreign Currency Transactions. The Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets primarily for the purpose of effecting foreign securities transactions. To the extent that the Fund invests in foreign currency transactions incidental to a foreign security transaction, such transaction is a principal strategy of the Fund. Currency conversion may involve dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded on an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund.

In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Advisor expects to enter into settlement hedges in the normal course of managing the Fund’s foreign investments. The Fund could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Advisor.

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The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, they could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling—for example, by entering into a forward contract to sell European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover forward currency contracts.

Successful use of forward currency contracts will depend on the Advisor’s skill in analyzing and predicting currency values. Forward contracts may substantially change the Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Advisor anticipates. For example, if a currency’s value rose at a time when the Advisor had hedged the Fund by selling that currency in exchange for U.S. dollars, the Fund would be unable to participate in the currency’s appreciation. If the Advisor hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Advisor increases the Fund’s exposure to a foreign currency, and that currency’s value declines, the Fund will realize a loss. There is no assurance that the Advisor’s use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time. The policies related to foreign currency transactions described in this section are non-fundamental policies of the Fund.

Foreign Securities. The Long/Short Fund may invest in foreign securities (whether issued by foreign companies directly or through sponsored and unsponsored American Depositary Receipts or Global Depositary Receipts) and investing in foreign securities is a non-principal strategy of the Fund. Securities issued by foreign companies incorporated outside of the United States, but whose securities are publicly traded in the United States, directly or through sponsored and unsponsored American Depositary Receipts or Global Depositary Receipts are not defined as “Foreign Companies.” Investments in foreign countries involve certain risks which are not typically associated with U.S. investments.

Additional Risks of Foreign Securities.

Foreign Securities Markets. Trading volume on foreign country and, in particular, emerging and frontier market stock exchanges is substantially less than that on the New York Stock Exchange (“NYSE”). Further, securities of some foreign and, in particular, emerging and frontier market companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. The Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase securities on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers, custodians and listed companies may be subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary three day settlement time for U.S. securities.

Companies in foreign countries are not generally subject to the same accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

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Currency Risk. The value of the assets of the Fund, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency relative to the U.S. dollar may cause a corresponding change in the dollar value of the Fund’s assets that are denominated or traded in that country. In addition, the Fund may incur costs in connection with conversion between various currencies.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, could impose additional withholding taxes on dividends or interest income payable on securities, could impose exchange controls or adopt other restrictions that could affect the Fund’s investments.

Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to the regulatory requirements of U.S. companies. There may be less publicly available information about such companies. Foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

Foreign Tax Risk. The Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody charges, are generally higher than those of domestic transactions.

Emerging Markets. The Fund may invest in securities issued by companies domiciled or economically tied to countries with emerging markets. Investing in securities of issuers domiciled in emerging markets entail greater risks than investing in securities of issuers domiciled in countries with more mature securities markets. These risks may include (i) less social, political and economic stability; (ii) small current size of markets for such securities and low or nonexistent trading volume, which result in lack of liquidity and greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) inaccurate, incomplete or misleading financial information of companies in which the Fund invests; and (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors, such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Many developing countries in which the Fund may invest lack the social, political and economic stability characteristics of the U.S. Political instability in these developing countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars and religious oppression. Economic instability in market countries may take the form of (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

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Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Many of these developing countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some of these developing countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

In the past, governments within emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for the governments to meet, representing a large percentage of total gross domestic product. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future.

Stock exchanges in emerging markets have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again, could affect the market price and liquidity of the securities in which the Fund may invest. In addition, the governing bodies of certain stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. Disputes have also occurred from time to time among listed companies, the stock exchanges and other regulatory bodies, and in some cases those disputes have had a negative effect on overall market sentiment. There have been delays and errors in share allotments relating to initial public offerings, which in turn affect overall market sentiment and lead to fluctuations in the market prices of the securities of those companies and others in which the Fund may invest.

Small emerging and frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries, and as a result, the risks of investing in emerging markets described above are magnified for small emerging market and frontier countries.

Share Blocking. In addition, investing in emerging and frontier markets includes the risk of share blocking. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting.

Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer. Once blocked, the only manner in which to remove the block would be to withdraw a previously cast vote, or to abstain from voting altogether. The process for having a blocking restriction lifted can be very difficult, with the particular requirements varying widely by country. In certain countries, the block cannot be removed at all.

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Share blocking may present operational challenges for the Fund, including the effect that an imposed block would have on pending trades. Pending trades may be caused to fail and could potentially remain unsettled for an extended period of time. Fails may also expose the transfer agent and the Fund to “buy in” situations, where, if unable to deliver shares after a certain period of time, a counterparty has the right to go to market, purchase a security at the current market price and have any additional expense borne by the Fund or the transfer agent.

Illiquid Securities. Under SEC rules an investment in a security is generally deemed to be “illiquid” if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Fund.

The Board has authorized the Advisor to make liquidity determinations with respect to certain securities, including securities issued in reliance upon Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) (“Rule 144A Securities”). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be an illiquid security.

The Fund may invest up to 15% of its net assets in illiquid securities including “restricted” securities and private placements for which there is no public market value.

Securities in which the Fund may invest include securities issued by corporations without registration under the 1933 Act, such as securities issued in reliance on the so-called “private placement” exemption from registration which is afforded by Section 4(2) of the 1933 Act (“Section 4(2) securities”). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Fund who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Any such restricted securities will be considered to be illiquid for purposes of the Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board, the Advisor has determined such securities to be liquid because such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. The Fund will limit its respective investment in Section 4(2) securities to not more than 10% of its respective net assets.

The fair value of these securities will be determined by the Pricing Committee of the Advisor with oversight by the Board of Trustees in accordance with Board-approved Pricing Policies and Procedures. Given the inherent uncertainties of estimating fair market value, there can be no assurance that the value placed on a security will be appropriate in terms of how the security may be ultimately valued on the public market. These securities may never be publicly traded and the Fund may not be able to easily liquidate positions in these securities.

If illiquid securities exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce, in an orderly fashion, its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the Advisor may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their prices depreciate. Depreciation in the prices of illiquid securities may cause the net asset value of the Fund to decline.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33  1⁄3% of the value of the Fund’s total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive interest and dividends from the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day’s notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Trustees. On termination of the loan, the borrower is required to return the securities to the Fund and any gain or loss in the market price during the loan would be borne by the Fund.

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Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in the securities which are the subject of the loan. The Fund will pay reasonable finders, administrative and custodial fees in connection with loans of securities or may share the interest earned on collateral with the borrower.

The primary risk in securities lending is default by the borrower as the value of the borrowed security rises, resulting in a deficiency in the collateral posted by the borrower. The Fund seek to minimize this risk by computing the value of the security loaned on a daily basis and requiring additional collateral if necessary.

Money Market Instruments. The Fund may invest in a variety of money market instruments for pending investments, to meet anticipated redemption requests, to retain the flexibility to respond promptly to changes in market, economic or political conditions and/or when the Advisor takes temporary defensive positions. Money market instruments include, but are not limited to, the following instruments. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Fund may purchase commercial paper consisting of issues rated at the time of purchase by one or more appropriate NRSROs (e.g., S&P and Moody’s) in one of the two highest rating categories for short-term debt obligations. The Fund may also invest in commercial paper that is not rated but that is determined by the Advisor to be of comparable quality to instruments that are so rated by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances invested in by the Fund will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank. Certificates of deposit and demand and time deposits will be those of domestic banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the FDIC.

Mortgage-Related Securities. The Fund may, consistent with its investment objectives and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or issued by nongovernmental entities.

Mortgage-related securities, for purposes of the Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association (“GNMA”) and government-related organizations such as the Federal National Mortgage Association (“FNMA”), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-

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related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

The Fund may also invest in mortgage-related securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. Mortgage-related securities will be purchased only if rated in the three highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Advisor deems to be of comparable quality.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. In September 2008, FNMA and FHLMC were placed into conservatorship overseen by the Federal Housing Finance Agency (“FHFA”). As conservator, FHFA will succeed to the rights, titles, powers and privileges of each company and any stockholder, officer or director of such company with respect to the company and its assets and title to all books, records and assets of the company held by any other custodian or third party. The conservator is then charged with operating the company.

Municipal Obligations. The Fund may invest in municipal securities whose interest, in the opinion of the securities’ counsel, is exempt from federal income tax and from the federal alternative minimum tax. The Advisor or the Fund do not guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion. If certain types of investments the Fund buys as tax-exempt are later ruled to be taxable, a portion of the Fund’s income could be taxable. To the extent that the Fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market.

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Non-Investment Grade Securities. Investing in non-investment grade securities is a principal strategy for the Fund. The Long/Short Fund may invest without limitation in non-investment grade securities. Such securities include high yield (junk) bonds, convertible bonds, preferred stocks and convertible preferred stocks.

Non-investment grade bonds are debt securities rated Ba or lower by Moody’s or BB or lower by S&P. They generally offer greater returns in the form of higher average yields than investment grade debt securities (rated Baa or higher by Moody’s or BBB or higher by S&P). Non-investment grade debt securities involve greater risks than investment grade debt securities including greater sensitivity to changes in interest rates, the economy, the issuer’s solvency and liquidity in the secondary trading market. See Appendix A for a description of corporate bond ratings.

Yields on non-investment grade debt securities will fluctuate over time. The prices of non-investment grade debt securities have been found to be less sensitive to interest rate changes than investment grade debt securities, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to pay principal and interest obligations, meet projected business goals and to obtain additional financing. If the issuer of a debt security held by the Fund defaulted, the Fund might incur additional expenses seeking to recover the issuer’s defaulted obligation. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt securities and the Fund’s NAV. Furthermore, the market prices of non-investment grade debt securities structured as zero coupon or payment-in-kind securities are affected to a greater extent by interest rate changes and tend to be more volatile than securities that pay interest periodically and in cash.

Non-investment grade debt securities present risks based on payment expectations. For example, they may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. A high-yielding security’s value will decrease in a rising interest rate market and will result in a corresponding decrease in the value of the Fund’s assets. Unexpected net redemptions may force the Fund to sell securities including, but not limited to, non-investment grade debt securities, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the rate of return.

To the extent that there is no established secondary market, there may be thin trading of non-investment grade securities, including high yield bonds, convertible bonds, preferred stocks and convertible preferred stocks held by the Fund. This may adversely affect the ability of the Pricing Committee of the Advisor or the Board of Trustees to accurately value the Fund’s non-investment grade securities and the Fund’s assets and may also adversely affect the Fund’s ability to dispose of the securities. In the absence of an established secondary market, valuing securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of non-investment grade securities, especially in a thinly traded market. Illiquid or restricted non-investment grade securities purchased by the Fund may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Certain risks are associated with applying ratings as a method for evaluating non-investment grade securities. For example, credit ratings for bonds evaluate the safety of principal and interest payments, not the market value risk of such securities. Credit rating agencies may fail to timely change credit ratings to reflect subsequent events. The Advisor continuously monitors the issuers of non-investment grade debt securities held by the Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure the securities’ liquidity. The Fund may be more dependent upon the Advisor’s own analysis of non-investment grade securities than is the case for investment grade securities. Also, the Fund may retain a portfolio security whose rating has been changed if the security otherwise meets the Fund’s investment criteria.

Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Securities rated non-investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as “junk bonds.” To the extent the Fund purchases or holds convertible or other non-investment grade securities, the Fund may be exposed to greater risk that the issuer will not repay principal, or pay interest or dividends on such securities in a timely manner.

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Ratings published by rating agencies seek to measure credit risk (Rating agencies’ descriptions of non-investment grade securities are contained in Appendix A of this SAI). The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

Interest Rate Risk. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Even though some interest-bearing securities are investments which offer a stable stream of income at relatively high current yield, the prices of such securities are affected by changes in interest rates and are therefore subject to market price fluctuations. The value of fixed income securities varies inversely with changes in market interest rates. When interest rates rise, the value of the Fund’s fixed income securities, and therefore its net asset value per share, generally will decline. In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, if the Fund is invested in fixed income securities with longer weighted average maturities, the net asset value of the Fund should be expected to have greater volatility in periods of changing market interest rates.

Preferred Stock. The Fund may invest in preferred stock. Preferred stock, unlike common stock, may offer a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative, non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. For a description of preferred stock ratings, see Appendix A.

Real Estate Securities. The Fund may invest in real estate investment trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. While there are many types of REITs, all REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. The risks of investing in REITs include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

Repurchase Agreements. The Fund may agree to purchase securities from financial institutions (including clearing firms registered with the SEC that provide comparison, netting and settlement services to their members with respect to repurchase agreement transactions), and the corporate parents or affiliates of such financial institutions or clearing firms, subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”).

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Although the underlying securities’ collateral related to a repurchase agreement may bear maturities exceeding one year, the term and settlement for the repurchase agreement security will never be more than one year and normally will be within a shorter period of time (often one business day). Underlying securities’ collateral related to repurchase agreements is held either by the Fund’s custodian or sub-custodian (if any). The seller, under a repurchase agreement, will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund includes the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying securities’ collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Fund’s custodian monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. This is done in an effort to determine whether the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

In addition, the Fund may invest in repurchase agreements for pending investments, to meet anticipated redemption requests, to retain the flexibility to respond promptly to changes in market, economic or political conditions and/or when the Advisor takes temporary defensive positions.

Reverse Repurchase Agreements. The Fund may borrow funds by entering into reverse repurchase agreements in accordance with the Fund’s investment restrictions. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

Securities of Other Investment Companies. The Fund may purchase the securities of other investment companies, including foreign and domestic registered and unregistered open-end funds, closed-end funds, unit investment trusts and ETFs if the purchase is in compliance with the 1940 Act, rules thereunder or any exemptive relief in which the Fund may rely. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations. If the Fund invests in securities of other investment companies, the return on any such investment will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies. (The Fund indirectly absorbs its pro rata share of the other investment companies’ expenses.) However, the Advisor believes that at times the return and liquidity features of these securities may be more beneficial than other types of securities.

Except as described in the following paragraph, the Fund currently intends to limit investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. These limitations do not apply to investments in investment companies through a master-feeder type arrangement. In addition, to the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Advisor or otherwise affiliated with the Advisor, in excess of the limits discussed above.

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With respect to the Fund’s investments in ETFs, pursuant to certain specific exemptive orders issued by the SEC to several ETFs, and procedures approved by the Board, the Fund may invest in certain ETFs in excess of the limits described above, provided that the Fund has described ETF investments in its Prospectus and otherwise complies with the conditions of the applicable SEC exemptive orders, each as may be amended, and any other applicable investment limitations.

Short Sales. Making short sales of securities is a principal strategy of the Fund. The Fund may make short sales of securities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to replace the borrowed security by purchasing it at a later date. A short sale provides a possible hedge against the market risk of the value of other investments and protects the Fund in a declining market.

Short sales are subject to the risk that the Fund will incur a loss if the price of a security sold short increases between the date of the short sale and the date the Fund closes the short sale. Any gain on a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Except in the case of short sales “against the box,” the Fund’s market risk is unlimited in that the potential for increase in the market price of the security sold short is unlimited. Short sales “against the box” mean that the Fund owns securities identical to those sold short.

When a short position is closed out, it may result in a short-term capital gain or loss for federal income tax purposes. In a generally rising market, if the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would increase to a lesser extent than if it had not engaged in short sales.

The Advisor may consider short selling when the Advisor finds companies it believes are substantially overpriced. Short selling may also be considered in arbitrage and hedge situations, and short selling might also be used under certain circumstances to defer taxes.

The Long/Short Fund may engage in short sales, as permitted by applicable law and any issuer limits imposed herein or under the 1940 Act. The value of the securities of any one issuer that may be shorted by the Fund is limited to the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of any class of the issuer. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account with its custodian. The collateral consists of cash, U.S. Government securities or any other liquid securities equal to the market value of the securities at the time of the short sale. The Fund will thereafter maintain, on a daily basis, the collateral to ensure that it is equal to the current market value of the securities sold short. Short sales against the box are not subject to the 15% limitation. A capital gain or loss is recognized immediately upon the sale of a short against the box. The Fund may only engage in short sale transactions in securities listed on one or more U.S. or foreign securities exchanges or on EASDAQ or Nasdaq.

Stripped Obligations. The Fund may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount from their “face value,” and may include stripped mortgage-backed securities (“SMBS”). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal the Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

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SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund’s per share net asset value.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, the Fund will be able to have beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, the Fund may acquire U.S. Government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Advisor is unaware of any binding legislative, judicial or administrative authority on this issue.

Swap Agreements. The Fund may enter into credit default swaps, interest rate swaps and currency swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. The credit default swap allows the Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events. The Fund will segregate the notional principal amount to cover the exposure created by the swap.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield.

The Fund may enter into swaps with members of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Advisor to be creditworthy.

United States Government Securities. To the extent consistent with its investment objective, the Fund may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association (“SLMA”), are supported only by the credit of the instrumentalities. Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

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In addition, in September 2008 FNMA and FHLMC were placed into conservatorship overseen by the FHFA. As conservator, FHFA will succeed to the rights, titles, powers and privileges of each company and any stockholder, officer or director of such company with respect to the company and its assets and title to all books, records and assets of the company held by any other custodian or third party. The conservator is then charged with operating the company.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or an agency or instrumentality thereof; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.

U.S. Treasury Inflation-Protected Securities (TIPS). The Fund may invest in TIPS. Inflation-protected securities are a type of marketable book-entry security issued by the United States Department of Treasury (“Treasury”) with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. Consumer Price Index for All Urban Consumers (“CPI-U”).

The value of the principal is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-protected security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference Consumer Price Index (“CPI”) applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protected securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component receives this additional amount. The final interest payment, however, is based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protected securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury’s payment obligations on the inflation-protected security that need that month’s CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protected security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

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Inflation-protected securities are held and transferred in either of two book-entry systems: the commercial book-entry system (“TRADES”) and TREASURY DIRECT. The securities are maintained and transferred at their original par amount, i.e., not their inflation-adjusted value. The Federal Reserve program was established by the Treasury Department and is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” STRIPS components are maintained and transferred in TRADES at their value based on their original par amount of the fully constituted security.

Variable Amount Master Demand Notes. The Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns), must satisfy, for purchase by the Fund, the same criteria for commercial paper for the Fund. The Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Variable and Floating Rate Securities. The Fund may acquire variable and floating rate securities, subject to the Fund’s investment objectives, policies and restrictions. A variable rate security is one with terms providing for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one with terms providing for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such securities are frequently not rated by credit rating agencies; however, unrated variable and floating rate securities purchased by the Fund will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by the Fund, the Fund may resell the security at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate security in the event the issuer of the security defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that there exists no readily available market for such security and the Fund is not entitled to receive the principal amount of a note within seven days, such a security will be treated as illiquid for purposes of calculating of the Fund’s limitation on investments in illiquid securities, as set forth in the Fund’s investment restrictions. Variable or floating rate securities may be secured by bank letters of credit.

Warrants. The Fund may invest in warrants to participate in an anticipated increase in the market value of the security. A warrant entitles the holder to buy a security at a set price during a set period of time. If such market value increases, the warrant may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting.

When-Issued Securities. The Fund may purchase securities on a “when-issued” basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a “when-issued” basis, the Fund’s custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Fund’s custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments

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than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund’s liquidity and the ability of the Advisor to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, the Fund’s commitment to purchase “when-issued” or “delayed-delivery” securities will not exceed 25% of the value of its total assets.

When the Fund engages in “when-issued” transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund’s incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund will engage in “when-issued” delivery transactions only for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and policies and not for investment leverage.

Calculation of Portfolio Turnover Rate. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, with maturities or expiration dates at the time of acquisition of one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares. The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolios from time to time as business and economic conditions as well as market prices may dictate. The current portfolio turnover rate for the Fund is set forth in the current Prospectus.

FUND RESTRICTIONS AND POLICIES

The Trust has adopted the following restrictions and policies relating to the investment of assets of the Fund and its activities. These are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Fund (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). A change in a fundamental policy affecting the Fund may be effected with the approval of a majority of the outstanding shares of the Fund.

The Fund may not:

1.	Purchase any securities which would cause more than 25% of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry; provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

2.	Borrow money or issue senior securities except as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

3.	Make loans, except that each Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions, and enter into repurchase agreements.

4.	Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions.

5.	Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

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6.	Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

7.	Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

The following restrictions are non-fundamental and may be changed by the Trust’s Board of Trustees without shareholder vote.

The Fund will not:

1.	Invest in other investment companies except to the extent permitted by the 1940 Act, or any rules or regulations thereunder, and any exemptive relief granted by the SEC upon which the Fund can rely.

2.	Purchase or sell interests in oil, gas or other mineral exploration or development programs, although they may invest in securities of issuers which invest in or sponsor such programs.

3.	Invest more than 15% of its net assets at the time of purchase in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.

4.	Mortgage or hypothecate the Fund’s assets in excess of one-third of the Fund’s total assets.

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause the Fund’s investments in illiquid securities, repurchase agreements with maturities in excess of seven days and other instruments in such Fund which are not readily marketable to exceed the limit set forth in such Fund’s Prospectus for its investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.

Any investment restriction or limitation, fundamental or otherwise, appearing in the Prospectus or SAI, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

Disclosure of Portfolio Holdings. The Board of Trustees has adopted Policies on Releasing Portfolio Securities for the Fund (the “Disclosure Policies”) with respect to disclosure of information about the portfolio holdings of the Fund and the Advisor’s separately managed clients. The Disclosure Policies are intended to ensure compliance by the Advisor and the Fund with the applicable restrictions of the federal securities laws, including the 1940 Act. It is the policy of the Advisor and the Fund to prevent the selective disclosure of non-public information concerning the Fund. The Board and the Advisor considered each of the circumstances under which the Fund’s portfolio holdings may be disclosed to different categories of persons under the Disclosure Policies. The Advisor and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor and its affiliates, on the other hand. After giving due consideration to such matters and after the exercise of their fiduciary duties, the Advisor and the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Disclosure Policies. The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (i) reviewing, at least quarterly, the potential and actual material conflicts that could arise between the Fund’s shareholders and those of the Advisor for any waivers and exceptions made to these Disclosure Policies during the preceding quarter and determine if they were made in the best interests of Fund shareholders; (ii) reviewing, at least quarterly, any violation(s) of these Disclosure Policies during the preceding quarter; and (iii) reviewing these procedures from time to time for their continued appropriateness and amend or ratify these Disclosure Policies as it deems necessary. In addition, the Board of Trustees oversees the implementation and enforcement of the Disclosure Policies by the Chief Compliance Officer of the Fund and considers reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) that may arise in connection with the Disclosure Policies. The Advisor and the Board reserve the right to amend the Disclosure Policies at any time and from time to time without prior notice in their sole discretion.

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No compensation or other consideration is received by the Fund, the Advisor or any affiliated party in regard to this disclosure. “Consideration” includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

General Policy. No information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party except as provided below. As investment advisor, Wasatch Advisors, Inc. knows the portfolio holdings and it and the Fund do not disclose portfolio holdings to any other affiliated party, except as provided below.

•	Disclosure of Mutual Fund Holdings on a Lag. The Fund may publicly disclose all calendar quarter-end mutual fund holdings for the most recent calendar quarter, including a list of top 10 holdings, after a 30-day delay. No date other than calendar quarter end may be used for the most recent calendar quarter. Month-end holdings may be made available for time periods that end prior to the beginning of the most recent calendar quarter. Disclosure to consultant databases, ratings agencies (such as Morningstar and Lipper), financial advisors and shareholder servicing representatives, will be subject to the delays set forth in the foregoing sentence. Shareholders may obtain a complete list of holdings by contacting a Wasatch Funds’ shareholder services representative by calling 800.551.1700 or emailing shareholderservice@wasatchfunds.com. Holdings are provided to Morningstar and Lipper quarterly after a 30 day delay.

•	Disclosure to Service Providers. Nothing contained in the Disclosure Policies is intended to prevent disclosure of portfolio holding information to the Advisor’s and Fund’s service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as custodians, fund accountants, administrators, independent registered public accounting firm, attorneys, writers (i.e., individuals who review and recommend edits to the Advisor to materials provided to Fund shareholders or the Advisor’s separately managed clients), data research providers (e.g. FactSet), proxy voting services (e.g.RiskMetrics), trading software, and each of their respective affiliates, provided that they are subject to duties of confidentiality imposed by law and/or contract (the “Service Providers”). The Board recognized the legitimate business purposes for the Service Providers to have access to information regarding the Fund’s portfolio holdings in connection with their official duties and responsibilities. As of December 31, 2014, the Fund’s service providers were the Advisor, State Street Bank and Trust Company (custodian, fund accountant and administrator), ALPS Distributors, Inc. (distributor), UMB Fund Services, Inc. (transfer agent), PricewaterhouseCoopers LLP (independent registered public accounting firm), Chapman and Cutler LLP (independent counsel) and Rogers Casey (consultant). The frequency of disclosure to and between the Service Providers varies and may be as frequent as daily, with no lag.

•	Disclosure of Aggregate Portfolio Characteristics. Aggregate portfolio characteristics may be made available without a delay to any requesting party. Nonexclusive examples of aggregate portfolio characteristics about the Fund include (1) the allocation of the Fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (2) the characteristics of the stock and bond components of the Fund’s portfolio holdings and other investment positions, (3) the attribution of Fund returns by asset class, sector, industry, and country, and (4) the volatility characteristics of the Fund.

•	Disclosure of Portfolio Holdings to Certain Analytic Companies. Certain analytic companies who calculate aggregate portfolio characteristics for consultants or who integrate the holdings into research services for use by the Advisor may receive quarterly holdings information without a delay; provided that (1) the recipient does not distribute the specific holdings information to third parties, other departments or persons before the expiration of the applicable delay period and public disclosure of such information and (2) the recipient signs a written non-disclosure (and non-use) agreement. As of December 31, 2014, the Fund’s complete portfolio holdings are disclosed to the following analytic companies as part of ongoing arrangements that serve legitimate business purposes: Segal, Rogers Casey, FactSet, Capital IQ, Covariance Capital Management, and Bloomberg, L.P.

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•	Disclosure of Portfolio Holdings to Broker-Dealers to Facilitate Trading. The Advisor’s trading or research departments may periodically distribute without a delay lists of applicable investments held by the Fund for the purpose of facilitating efficient trading of such securities and receipt of relevant research. Such lists shall not identify individual clients or individual client position sizes or show aggregate client position sizes. Since this disclosure does not involve the disclosure of complete portfolio holdings identified by client, this disclosure is not considered a waiver of the Disclosure Policies. The frequency of disclosure to broker-dealers for trading and research purposes is determined by the Advisor’s trading and research departments in connection with fulfilling their trading and research duties to the Fund. Such disclosure varies and may be as frequent as daily, with no delay.

•	Disclosure of Individual Portfolio Holdings. Certain research analysts and other senior officers or spokespersons of the Advisor or Fund may disclose or confirm the ownership of any individual portfolio holding position in materials prepared for Fund shareholders (such as “Manager’s Comments”), media interviews, due diligence meetings with management, shareholders, consultants and any party interested in the information; provided that (1) aggregate client position size is not disclosed, (2) the discloser has made a good faith judgment that such disclosure does not effectively result in the disclosure of the complete portfolio holdings of the Fund (which can be disclosed only in accordance with the Disclosure Policies), and (3) such information does not constitute material non-public information. The Disclosure Policies require that the recipient execute a written non-disclosure agreement in a form and substance acceptable to the Advisor’s compliance department, which includes, at a minimum, an obligation on the recipient to maintain the confidentiality of the portfolio holdings until such time as they have been publicly disclosed. Entities unwilling to execute an acceptable non-disclosure agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Disclosure Policies.

Disclosure as Required by Law. The Fund’s portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the Fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by the Advisor or the Fund as required by applicable laws, rules and regulations must be authorized by the Fund officer or an officer of the Advisor.

Waivers or Exceptions of Disclosure Policies. The Disclosure Policies may not be waived, or exceptions made, without the consent of the Advisor’s Compliance Department (“Compliance Department”) and the execution of a written non-disclosure (and non-use) agreement in a form and substance acceptable to the Compliance Department. All waivers and exceptions will be disclosed to the Board of Trustees and/or the Audit Committee at their next regularly scheduled quarterly meeting. The frequency with which complete portfolio holdings may be disclosed to a recipient pursuant to a waiver (the “Recipient”), and the length of the delay, if any, between the date of the information and the date on which the information is disclosed to the Recipient, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Fund and its shareholders and the Advisor’s separate account clients, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Recipient varies and may be as frequent as daily, with no delay.

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MANAGEMENT OF THE TRUST

Management Information. The business affairs of Wasatch Funds are overseen by its Board of Trustees. The Board consists of five Independent Trustees and one Interested Trustee. Three of the Independent Trustees and the Interested Trustee were elected by shareholders to serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws. Two Independent Trustees have been appointed by the elected Independent Trustees to serve until his or her successor is qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws.

The Trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Trust name.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees during Past 5 Years[2]
Independent Trustees

James U. Jensen, J.D., MBA 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Age 70	Trustee and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Trustee since 1986	Chief Executive Officer of Clearwater Law & Governance Group (an operating law firm board governance consulting company) April 2008 to present; Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) 2001 - 2008; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	20	Director and Board Chairman of Agricon Global Corporation (formerly known as Bayhill Capital Corporation) (telephone communications) since December 2007 to February 2014; Trustee, Northern Lights Fund Trust III (30 portfolios) since 2012.

D. James Croft, Ph.D. 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Age 72	Trustee and Chairman of the Governance and Nominating Committee	Indefinite Served as Trustee since 2005	Consultant to the mortgage industry on issues of mortgage quality, identification of mortgage fraud, strategic planning and client development since 2004; Founder & Executive Director, Mortgage Asset Research Institute, from 1990 to 2004.	20	None

Miriam M. Allison[3] 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Age 67	Trustee and Chairman of the Audit Committee	Indefinite Served as Trustee since 2010	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	20	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) since 2006.

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Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees during Past 5 Years[2]
Heikki Rinne 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Age 62	Trustee	Indefinite Served as Trustee since October 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company) since 2002.	20	Director, Touchfon International, through 2009; Director, Infosto Group, through 2009.

Kristen M. Fletcher 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 62	Trustee	Indefinite Served as Trustee since October 2014	Director, Utah Symphony/Utah Opera since 2005; Director, Woodlands Commercial Bank 2009 – 2012; Chairman and CEO, ABN AMRO, Inc. and U.S. Country Representative, ABN AMRO Bank, NV from 2002-2004.	20	Director, Woodlands Commercial Bank 2009 – 2012; Director Utah Symphony/Utah Opera since 2005

Interested Trustee

Samuel S. Stewart, Jr.[4], Ph.D. CFA 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Age 72	President and Trustee	Indefinite Served as President and Trustee since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor from 2004 to June 2009; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	20	None

1.	A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.
2.	Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.
3.	Ms. Allison previously owned shares of UMB Financial Corp., the parent company of UMB Fund Services, Inc., the Funds’ transfer agent. Ms. Allison no longer owns such shares.
4.	Dr. Stewart is an Interested Trustee because he serves as the Chairman of the Board of the Advisor.

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Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Daniel D. Thurber 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Age 45	Vice President	Indefinite Served as Vice President since February 2007	General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006.

Russell L. Biles 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Age 47	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Secretary for Wasatch Funds since November 2008; Counsel for the Advisor since October 2006.

Cindy B. Firestone CPA 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Age 57	Treasurer	Indefinite Served as Treasurer since May 2009	Treasurer for Wasatch Funds since May 2009; Assistant Treasurer for Wasatch Funds from November 2008 to May 2009; Internal Auditor for the Advisor from December 2002 to August 2011.

David Corbett 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Age 42	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for Wasatch Funds since August 2012; Director of Mutual Fund Services for the Advisor since June 2007.

Leadership Structure and the Board of Trustees. The Board of Trustees oversees the operations and management of the Fund, including the duties performed for the Fund by the Advisor and other service providers. The Board is currently composed of six Trustees, including five Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act. Like all mutual funds, the day-to-day responsibility for the management and operation of the Fund is the responsibility of various service providers to the Fund, such as the Fund’s Advisor, distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust on behalf of the Fund and its service providers, including the agreements with the Advisor, distributor, administrator, custodian and transfer agent. The Board has appointed various officers of the Trust who also report to the Board on the Fund’s day-to-day operations. In conducting this oversight responsibility, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed the Chief Compliance Officer (“CCO”), who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports generally are provided as part of the formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Fund operations. In addition to these regularly scheduled meetings, the Board may also hold special in-person and/or telephone meetings and informal conference calls to discuss specific matters that may require action prior to the next regularly scheduled meeting. In conjunction with the regularly scheduled Board meetings and committee meetings, the Independent Trustees (who also comprise the Audit Committee) also meet in executive session periodically (but at least annually), and separately, with Trust officers, with personnel of the Service Providers, and with the Trust’s CCO. The Independent Trustees further meet in executive session among themselves and periodically with independent legal counsel. The Trustees also meet informally, generally quarterly, with management of the Advisor to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s or Fund’s investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. In an effort to enhance the independence of the Board, the Board has a Chairman that is an independent Trustee. The Board recognizes that the chairman can perform an important role in setting the Board agenda, establishing the boardroom culture, serving as a point person on behalf of the Board with fund management, facilitating communications among

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Trustees and with Service Providers, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board also recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Currently, Mr. James U. Jensen serves as the independent Chairman of the Board. Under the Trust’s By-laws, the Chairman (or, if the Chairman is unable to attend any such meeting, the Chairman’s designee) shall preside at all meetings of the Trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through its committees, the Audit Committee and the Governance and Nominating Committee (the “Nominating Committee”), standing committees that it has established which report back to the Board. The Audit Committee is comprised entirely of the Independent Trustees and operates under a written charter adopted and approved by the Board. Accordingly, Messrs. Jensen, Croft, Rinne, Ms. Allison and Ms. Fletcher are each members of the Audit Committee with Ms. Allison serving as Chair. Under the charter, the primary purposes of the Audit Committee include to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the Fund’s accounting, administration, transfer agency and custody service providers; to oversee the quality and integrity of the Fund’s financial statements and independent audit thereof; to assist the Board’s oversight of the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; to act as a liaison between the Fund’s independent public accountants and the full Board of Trustees; to assist the Board oversight of the Fund’s internal audit function (if any); and to approve prior to appointment, the engagement of the Fund’s independent public accountants and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent public accountants. To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Fund. The Audit Committee met four times during the fiscal year ended September 30, 2014.

In addition to the Audit Committee, the Board has also established the Nominating Committee. The Nominating Committee is comprised entirely of the Independent Trustees and operates under a written charter adopted and approved by the Board. Accordingly, Messrs. Jensen, Croft and Rinne, Ms. Allison and Ms. Fletcher are each members of the Nominating Committee with Mr. Croft serving as Chair. Under the charter, the primary responsibilities of the Nominating Committee include: determining matters of corporate governance (including the evaluation of Board and committee performance, committee processes, and trustee compensation); evaluating the composition of the Board and any constituent committees thereof and the process by which Board and committee chairs are selected; identification, consideration and nomination of candidates to become Board members; and other duties and responsibilities as may from time to time be delegated to the committee by the Board. The Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Wasatch Funds, Attn: Russell Biles, 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108. The Nominating Committee met three times during the fiscal year ended September 30, 2014.

The Board believes that the committee structure is an effective means to permit Trustees to focus on particular operations or issues affecting the Fund. In addition to the standing committees, the Board may also from time to time create ad hoc committees or additional standing committees to focus on particular issues as the need arises.

The Board has determined that its leadership structure, including its committee structure permitting certain areas of responsibility to be allocated to the Independent Trustees together with its Independent Chairman, is appropriate given the characteristics of the Trust and Fund.

Board Oversight of Risk Management

The Board’s oversight responsibilities extend also to risk oversight, including but not limited to, risks related to investments and operations. Because risk management is a broad concept comprised of many elements (including, for example, but not limited to, investment risks, issuer risks, compliance risks, valuation risks, counterparty risks, operational risks, business continuity risks, and legal, compliance and regulatory risks) the oversight of different types of risks is addressed through various risk management reports and assessments received from the relevant management personnel and service providers. Through its direct oversight role, and indirectly through its Audit Committee, the Board performs a risk oversight function for the Fund consisting, among other things, of the following activities: (1) at regular

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Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Fund, including but not limited to investment, compliance, liquidity, valuation and operation risks; (2) reviewing and approving, as applicable, compliance policies and procedures of the Fund; (3) meeting with portfolio management teams to review investment strategies, techniques and processes and the investment risks associated therewith; (4) reviewing reports generated by and/or meeting with representatives of key service providers to review and discuss the risks associated with their activities for the Fund and any measures taken to mitigate those risks; (5) receiving the written and oral reports of the CCO at each of its quarterly meetings, meeting privately with the CCO, and receiving the annual report of the CCO regarding the operations of the Fund’s Compliance Program, the CCO’s evaluation of the service providers’ compliance programs (including material issues that have arisen with the effectiveness of service providers’ compliance programs and changes resulting thereof, and third-party evaluations of the effectiveness of service providers’ operational effectiveness), as well as any recommendations for modifications thereto; and (6) the Audit Committee meeting with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to certain limitations.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. In addition to the information provided in the table above, listed below for each Trustee is additional information concerning the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a trustee. References to the qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Samuel S. Stewart, Jr., Ph.D. Dr. Stewart, an interested Trustee of the Trust, founded the Advisor. Dr. Stewart’s experience, skills and education qualify him to serve as a Trustee of the Trust. Dr. Stewart has significant experience with the Trust having served as a Trustee of the Trust (or a Director of its predecessor) since 1986. Since its inception in 2006, Dr. Stewart has been the lead Portfolio Manager for the Wasatch Strategic Income Fund, and since 2008, the lead Portfolio Manager of the Wasatch World Innovators Fund (formerly the Wasatch Global Science & Technology Fund). Prior to founding the Advisor, Dr. Stewart was Chief Financial Analyst with the U.S. Securities and Exchange Commission in the Division of Investment Management. Dr. Stewart was also a Professor of Finance at the Columbia School of Business from 1970 to 1974, and a Professor of Finance at the University of Utah School of Business from 1975 to 1998. Dr. Stewart received a Master of Business Administration in 1969 and a Doctorate in Finance in 1970 from Stanford University, where he held the Alfred P. Sloan Jr. Fellowship. Previously, he attended Northwestern University as an Austin Scholar and graduated with a Bachelor of Science in Business Administration in 1966. Dr. Stewart is a member and past President of the Salt Lake City Society of Financial Analysts.

James U. Jensen. Mr. Jensen’s experience, skills and education qualify him to serve as a Trustee of the Trust. Mr. Jensen, the Trust’s Independent Chairman, has significant experience with the Trust, having served as a Trustee of the Trust (or a director of its predecessor) since 1986. Since April 2008, Mr. Jensen has served as the Chief Executive Officer of Clearwater Law & Governance Group, where he devotes full time to corporate law practice and board governance consulting for operating companies. From 2001 to 2008, Mr. Jensen co-founded and was Chairman of the Board for Intelisum, Inc., a company pursuing computer and measurement technology and products. From 1986 to 2004, Mr. Jensen held key positions with NPS Pharmaceuticals, Inc., as Vice President, Corporate Development, Legal

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Affairs and General Counsel and Secretary. In addition to his business experience, Mr. Jensen is Trustee of Northern Lights Fund Trust III (representing 30 portfolios), and is a Director of the University of Utah Research Foundation. Mr. Jensen was the Chairman of the Board of Agricon Global Corporation (formerly known as Bayhill Capital Corporation) from December 2007 to February 2014 and founder and first President of the MountainWest Venture Group (now “MountainWest Capital Network”) in 1983. Mr. Jensen is a member of the National Association of Corporate Governance (“NACD”). Mr. Jensen graduated with a Bachelor of Arts degree from the University of Utah in 1967 and received degrees of Juris Doctor and Master of Business Administration from Columbia University in 1971.

D. James Croft, Ph.D. Dr. Croft’s experience, skills and education qualify him to serve as a Trustee of the Trust. Dr. Croft, a disinterested Trustee of the Trust, has served as a Trustee of the Trust (or a director of its predecessor) since 2005. Since 2004, Dr. Croft has been a consultant to the mortgage industry on various issues, including mortgage quality, identification of mortgage fraud, strategic planning and client development. From 1990 to 2004, Dr. Croft founded and was an executive director of the Mortgage Asset Research Institute. Prior to founding the Institute, Dr. Croft served as the Chief Credit Officer at the Federal Home Loan Mortgage Corporation from 1988 to 1990. Dr. Croft has served in several other posts, including: the Chief National Examiner for the Federal Home Loan Bank Board from 1981 to 1983; a Partner in MCS Associates, a financial institutions consulting firm from 1984 to 1987; and a full time Vice Chairman of the board of directors of a large savings bank from 1987 to 1988. He was on the faculty of the College of Business at the University of Utah from 1970 to 1981 where he was a professor of statistics and operations research. Dr. Croft received his bachelors degree in mathematics from Stanford University in 1964. In addition, he has a Master of Business Administration and a doctorate degrees awarded by Northwestern University in 1966 and 1970, respectively.

Miriam M. Allison. Ms. Allison’s experience, skills and education qualify her to serve as a Trustee of the Trust. Ms. Allison, a disinterested Trustee of the Trust, has 30 years of experience in investment and financial management and in management of investment companies, businesses providing financial, accounting and other services to investment companies and serving on the board of investment companies. Ms. Allison has served as a Trustee of the Trust since February 2010. In 1990, Ms. Allison founded Sunstone Financial Group (“Sunstone”), a private company and mutual fund administrator, fund accountant and transfer agent, and served as its chief executive officer and Chairman of the Board. In 2001, UMB Financial Corporation, a public company, acquired Sunstone, and renamed it UMB Fund Services, and Ms. Allison remained with the company as chief executive officer until 2003 and Chairman of the Board until 2005. Prior to founding Sunstone, Ms. Allison spent 5 years (from 1985 to 1990) as the business manager of Firstar Trust Company (“Firstar”), a registered investment adviser, and was responsible for overseeing the operations of the investment company for which Firstar served as investment advisor. In addition, from 1971 to 1985, Ms. Allison served as portfolio manager and financial planner of First Wisconsin Trust Company analyzing potential investments and financial and estate objectives of trust clients. Ms. Allison has served as a director for the board of Northwestern Mutual Fund Series, Inc. (representing 27 portfolios) since 2006 and has served as chair of its audit committee since 2009. Ms. Allison received her bachelors degree in economics from the University of Wisconsin Madison in 1971.

Heikki Rinne, Ph.D. Dr. Rinne, a disinterested Trustee of the Trust, was appointed to serve as a Trustee of the Trust effective October 1, 2012. Dr. Rinne’s experience, skills and education qualify him to serve as a Trustee of the Trust. Since 2002, Dr. Rinne has been the Chief Executive Officer of Halton Group, an indoor environmental control manufacturing and technology company, with multiple business areas, and operating in 25 countries. Halton Group is headquartered in Finland, with regional headquarters in the USA and Malaysia. Dr. Rinne served on the Board of Halton Group from 1995 to 2001, was President of Halton Systems Division from 1995-1997, and was an independent consultant to Halton Group from 1982 to 1995. Additionally, Dr. Rinne served as the Dean of the College of Business at the University of California, Chico, from 1999 to 2001, a Professor of Business and the Head of the Consumer Sciences department at Purdue University from 1997 to 1999, and a Professor of Business at Brigham Young University from 1984 to 1995. Dr. Rinne also served on the Board of Touchfon

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International from 1991 to 2009, and Infosto Group from 1993 to 2009. Dr. Rinne received his Bachelor of Science degree in business from Brigham Young University in 1975, his Master of Business Administration from the University of Oregon in 1976, and his doctorate in Business Administration and Marketing from Purdue University in 1981.

Kristen M. Fletcher. Ms. Fletcher’s experience, skills and education qualify her to serve as a Trustee of the Trust. Kristen M. Fletcher, a disinterested Trustee of the Trust, was appointed to serve as a Trustee of the Trust effective October 1, 2014, has over 35 years of experience in commercial and investment banking, and over five years of service on private and non-profit boards of directors. Since 2005, Ms. Fletcher has been and currently is a member of the Executive Committee of the Utah Symphony/Utah Opera Board of Directors, serves on the Governance, Finance and Strategic Planning Committees, and is the Chair of the Investment Committee overseeing the organization’s endowment. From 2009-2012, Ms. Fletcher served as a Director of Woodlands Commercial Bank a.k.a. Lehman Brothers Commercial Bank, where she also served as Chairman of its Finance Committee, and a member of its Audit Committee and its Special Committee of independent Board members formed to negotiate settlement terms with the Lehman Brothers bankruptcy estate. From 2002-2004, Ms. Fletcher served as the Chairman and CEO of ABN AMRO, Inc., ABN AMRO Bank’s U.S. broker-dealer, and was the head of ABN AMRO North America Wholesale Client Services, which was accountable for regulatory relationships and local implementation of ABN AMRO strategy related to large corporate and institutional clients. From 2000 to 2004, Ms. Fletcher served as Corporate Managing Director/Executive Vice President for the Global Trade & Advisory Group of ABN AMRO Bank, NV, in Amsterdam, Netherlands. From 1993 to 1999, Ms. Fletcher served as Senior Vice President of the North American Trade Group of ABN AMRO Bank NV, where she was the Head of Structured Trade Finance, and subsequently all trade finance, for ABN AMRO North America, including LaSalle Bank. Prior to her tenure at ABN AMRO, Ms. Fletcher served in various capacities at First Interstate Bank, Ltd./Standard Chartered Bank, Export-Import Bank of the U.S., and Wells Fargo Bank. Ms. Fletcher received her Bachelor of Arts in government from Hamilton College (Kirkland College) in 1975, and her Master of Science in accounting from Georgetown University in 1984. Ms. Fletcher also served as an intern to the United States Senate in 1974 and to the United States Chamber of Commerce in 1976.

Trustees’ Fund Holdings as of December 31, 2014. As of December 31, 2014, the Trustees owned shares of the Fund as set forth in the table below. The following are the ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies[1]
Independent Trustees
James U. Jensen		Over $100,000
Long/Short Fund	$1-$10,000
D. James Croft		Over $100,000
Long/Short Fund	None
Miriam M. Allison		Over $100,000
Long/Short Fund	$50,001-$100,000
Heikki Rinne		Over $100,000
Long/Short Fund	$10,001-$50,000
Kristen M. Fletcher		$1-$10,000
Long/Short Fund	None
Interested Trustee
Samuel S. Stewart, Jr.		Over $100,000
Long/Short Fund	None

[1]	There are 20 separate series in the Trust.

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Compensation. Beginning in the calendar year of 2015, the Funds’ method of compensating Trustees is to pay each Independent Trustee a retainer of $90,000 per year for services rendered and a fee of $12,000 for each Board of Trustees meeting attended in person or telephonically. Also, members of the Audit Committee receive a fee of $6,000 for each Audit Committee meeting attended in person or telephonically, and members of the Nominating Committee receive a fee of $6,000 for each Nominating Committee meeting attended in person or telephonically. In addition, each Independent Trustee receives a fee of $12,000 for attendance at an executive session held with respect to the contract renewal process for the Funds. In addition, the Chairman of the Board receives an additional fee of $22,500 a year as Chairman and $3,000 for attendance in person or telephonically at a Board meeting, the Chairman of the Audit Committee receives an additional $13,500 per year as Chairman and $900 for attendance in person or telephonically at an Audit Committee meeting, and the Chairman of the Nominating Committee receives an additional $13,500 per year as Chairman, and $900 for attendance in person or telephonically at a Nominating Committee meeting.

For the calendar year of 2014, the Funds’ method of compensating Trustees was to pay each Independent Trustee a retainer of $85,000 per year for services rendered and a fee of $12,000 for each Board of Trustees meeting attended in person or telephonically. Also, members of the Audit Committee received a fee of $6,000 for each Audit Committee meeting attended in person or telephonically, and members of the Nominating Committee received a fee of $4,000 for each Nominating Committee attended in person or telephonically. In addition, each Independent Trustee received a fee of $12,000 for attendance at an executive session held with respect to the contract renewal process for the Funds. In addition, the Chairman of the Board received an additional fee of $21,250 a year as Chairman and $3,000 for attendance in person or telephonically at a Board meeting, the Chairman of the Audit Committee received an additional $12,750 per year as Chairman and $900 for attendance in person or telephonically at an Audit Committee meeting, and the Chairman of the Nominating Committee received an additional $12,750 per year as Chairman, and $600 for attendance in person or telephonically at a Nominating Committee meeting.

The Funds also may reimburse the Independent Trustees for travel expenses incurred in order to attend meetings of the Board of Trustees and for continuing education expenses. Officers serve in that capacity without compensation from the Trust. The table below sets forth the compensation paid to the Trust’s Trustees during the fiscal year ended September 30, 2014 (exclusive of out-of-pocket expenses reimbursed).

Name of Trustee	Aggregate Compensation from Trust[1]	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Trust and Fund Complex paid to Trustees
Samuel S. Stewart, Jr.	$0	$0	$0
Independent Trustees
James U. Jensen	$209,625.00	$0	$209,625.00
William R. Swinyard[2]	$51,312.50	$0	$51,312.50
D. James Croft	$192,762.00	$0	$192,275.00
Miriam M. Allison	$189,762.50	$0	$189,762.50
Heikki Rinne	$177,500.00	$0	$177,500.00
Kristen M. Fletcher[3]	$0	$0	$0

[1]	There are 20 separate series in the Trust.
[2]	Effective December 31, 2013, Dr. Swinyard retired as a Trustee of the Trust.
[3]	Ms. Fletcher was appointed as a Trustee of the Trust in October 2014.

Code of Ethics. Rule 17j-1 under the 1940 Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about the Fund’s investment activities. The Funds and the Advisor have each adopted a Code of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics each require personnel who are “access persons” of any Fund within the meaning of Rule 17j-1 to comply with the respective Code of Ethics adopted pursuant to Rule 17j-1, subject to sanctions by the Advisor, as applicable, in the event of non-compliance.

The Codes of Ethics place certain restrictions on the trading activities of its access persons. Under the Advisor’s Code, access persons are further required to pre-clear by memorandum approved by the Advisor’s Approval Committee each personal transaction in a non-exempt security. The Advisor’s Code of Ethics permits personnel subject to the Code of

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Ethics to invest in securities, including securities that may be purchased or held by the Fund. The pre-clearance process is designed to prevent transactions that conflict with the interests of Wasatch Funds. Access persons under the Advisor’s Code of Ethics are also required to report their non-exempt personal securities transactions on a quarterly basis.

Proxy Voting Policies. The Trust’s and the Advisor’s Proxy Voting Policy and Procedures are attached as Appendix B to this SAI.

The Trust, on behalf of each of its series, has filed with the SEC the Fund’s voting records on Form N-PX for the 12-month period ended June 30, 2014. Form N-PX must be filed by the Trust on behalf of its series each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 800.551.1700 or visiting the Funds’ website at www.WasatchFunds.com or the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 2, 2015, the Fund was aware that the following persons or entities owned a controlling interest (ownership of greater than 25%) or owned of record 5% or more of the outstanding shares of the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Trust. An asterisk below (*) indicates a beneficial owner, not a shareholder of record.

Name of Fund and Class	Name and Address	Percentage of Class Outstanding (%)
Long/Short Fund – Investor Class	Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104	35.36%
Long/Short Fund – Investor Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281	32.13%
Long/Short Fund – Investor Class	LPL Financial P.O. Box 509046 San Diego, CA 92150	10.39%
Long/Short Fund- Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	78.07%
Long/Short Fund- Institutional Class	National Financial Services Corp. One World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281	15.04%

As of January 2, 2015, the Trustees and officers as a group owned less than 1% of the shares outstanding of the Investor Class and Institutional Class shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor. As described above and in the Prospectus, the Advisor is responsible for making investment decisions and providing services for Wasatch Funds under an advisory and service contract with the Trust on behalf of the respective Funds. The Advisor, organized in September 1975, has been in the business of investment management since November 1975, and had total assets under management, including the assets of the Funds, of approximately $18.8 billion as of December 31, 2014. In December 2007, the Advisor created WA Holdings, Inc. to act as a holding company of the Advisor. The Advisor is a wholly-owned subsidiary of WA Holdings, Inc. which is 100% owned by the employees of the Advisor. The holding company was created to allow the Advisor to plan for growth and the ongoing continuity of its organization.

Dr. Samuel S. Stewart, Jr., is President of Wasatch Funds and Chairman of the Board of the Advisor. Dr. Stewart is an Officer and a Director of the Advisor and is also an Interested Trustee of Wasatch Funds.

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The principal executive officers and directors of the Advisor are Samuel S. Stewart, Jr., Ph.D., Chairman of the Board; Jeff S. Cardon, Chief Executive Officer, President, Treasurer and Director; Roger D. Edgley, Director; Gene Podsiadlo, Director; Michael K. Yeates, Chief Financial Officer, Vice President and Director; JB Taylor, Director; Daniel D. Thurber, General Counsel, Vice President, Secretary and Chief Compliance Officer; and Eric S. Bergeson, Director. In addition to positions held with the Advisor, the following also hold positions with the Trust: Dr. Stewart, President; and Mr. Thurber, Vice President.

Under the Advisory and Service Contract, the Fund pays the Advisor a monthly fee computed on average daily net assets as set forth below.

Fund	Annual Rate
Long/Short Fund	1.10%

The Advisor provides an investment program for, and carries out the investment policy and manages the portfolio assets of, the Fund. The Advisor is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, quantity and time to buy or sell securities for the Fund. In addition to providing investment services, the Advisor pays for office space and facilities for the Trust.

The Fund pays all of its own expenses, including, without limitation: the cost of preparing and printing registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto; the expense of registering shares with the SEC and in the various states; costs of typesetting, printing and mailing the Prospectus, SAI and reports to shareholders; costs associated with reports to government authorities and proxy statements; fees paid to Trustees who are not interested persons (as defined in the 1940 Act); interest charges; taxes; legal expenses; association membership dues; fees for auditing services; fees for administrative services; insurance premiums; fees and expenses of the Custodian of the Fund’s assets; printing and mailing expenses; charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents; certain expenses incurred by employees of the Advisor; and extraordinary and non-recurring expenses.

The Advisory and Service Contract will terminate automatically in the event of its assignment. In addition, the Advisory and Service Contract is terminable at any time, without penalty, by the Board of Trustees or by a vote of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to the Advisor, or by the Advisor upon 60 days’ written notice to the other party. The Advisory and Service Contract shall continue in effect initially for a two-year period and thereafter only so long as such continuance is specifically approved at least annually by either the Board of the Trust, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), provided that, in either event, such continuance is also approved by a vote of a majority of the Trustees who are not parties to such Agreement, or “interested persons” (as defined in the 1940 Act) of such parties, cast in person at a meeting called for the purpose of voting on such approval.

In order to promote quality service, the Advisor may give financial rewards or special recognition to employees of service providers, such as the Fund’s fulfillment agent, UMB Distribution Services, LLC. Costs associated with the financial rewards or special recognition are paid by the Advisor and not the Fund.

The Advisor has contractually agreed to limit until January 31, 2016 the total annual fund operating expenses of Institutional Class of the Long/Short Fund to 1.17% of average net assets calculated on a daily basis and will pay all expenses (excluding interest, taxes, dividend expense on short sales/interest expense, brokerage commissions, other investment related costs, acquired fund fees and expenses and extraordinary expenses) in excess of such limitations.

For the fiscal years ended September 30, 2014, 2013 and 2012, the Advisor accrued the following management fees and waived a portion of its management fees or reimbursed expenses as set forth below.

Name of Fund	2014	2013	2012
Long/Short Fund
Gross Management Fees	$29,199,942	$20,524,246	$12,635,737
Reimbursed/Waived Management Fees	—	(51,108)	—

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General Information

Administrator. The Trust has entered into an administration agreement with State Street Bank and Trust Company (“State Street”), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, pursuant to which State Street provides administrative services to Wasatch Funds. Pursuant to an administration agreement effective March 31, 2010, as amended, the Administrator is responsible for (i) the general administrative duties associated with the day-to-day operations of Wasatch Funds; (ii) conducting relations with the custodian, independent registered public accounting firm, legal counsel and other service providers; (iii) providing regulatory reporting; and (iv) providing necessary office space, equipment, personnel, compensation and facilities for handling the affairs of Wasatch Funds. In performing its duties and obligations under the Administration Agreement, the Administrator shall not be held liable except in the case of its willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties. As compensation for its services, the Administrator receives an annual fee based upon a percentage of the average daily net assets of the Wasatch Funds.

For the fiscal years ended September 30, 2014, 2013 and 2012, the fees paid to the Administrator are set forth below.

Name of Fund	2014	2013	2012
Long/Short Fund	$364,353	$278,107	$199,456

Fund Accountant. Wasatch Funds has entered into an agreement with State Street pursuant to which State Street provides daily accounting services for the Trust. Under the agreement with State Street, the cost to the Fund is its allocable portion of the fee based upon Wasatch Funds’ assets computed daily and payable monthly, at the annual rate of 0.0140% and decreasing if the assets exceed $3.5 billion.

Distributor. Shares of the Fund are offered on a continuous basis through ALPS Distributors, Inc. (“ADI” or the “Distributor”), 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor of the Fund pursuant to a Distribution Agreement between the Trust and ADI. ADI also serves as distributor for other mutual funds. As distributor, ADI acts as the Fund’s agent to underwrite, sell and distribute shares in a continuous offering, pursuant to a best efforts arrangement.

Transfer Agent. UMB Fund Services, Inc. (“UMBFS”), 235 W. Galena St., Milwaukee, Wisconsin 53212, acts as the Fund’s transfer agent and dividend paying agent. As transfer agent, UMBFS keeps records of shareholder accounts and transactions. The Fund pays UMBFS a transfer agent fee based on the number of shareholder accounts, subject to a minimum annual fee.

Custodian. State Street also serves as custodian of the assets of the Fund and is responsible for among other things, safeguarding and controlling the Fund’s cash and securities. Wasatch Funds pay State Street a custodian fee based upon assets and transactions of the Trust.

Legal Counsel to Wasatch Funds and Independent Trustees. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, IL 60603, acts as legal counsel to the Trust and its Independent Trustees and reviews certain legal matters for the Trust in connection with the shares offered by the Prospectus.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106, is the Trust’s independent registered public accounting firm. In this capacity the firm is responsible for auditing the financial statements of the Trust and reporting thereon.

Other Service Agreements. The Trust, on behalf of the Fund, has also entered into service agreements with various financial institutions pursuant to which the financial institutions provide certain administrative services with respect to their customers who are beneficial owners of shares of the Fund. Pursuant to these service agreements, the Advisor and/or the Fund compensate the financial institutions for the administrative services provided, which compensation is based on the aggregate assets of their customers who are invested in the Fund.

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PORTFOLIO MANAGERS

As described in the Prospectus, the Fund is managed by a team of Wasatch portfolio managers and analysts led by one or more portfolio managers. These individuals may also have responsibility for the day-to-day management of accounts other than the Wasatch Funds.

Management of Other Accounts and Potential Conflicts of Interest. The following table lists the number and types of accounts managed by the portfolio manager and assets under management in those accounts as of December 31, 2014.

Accounts Managed by Portfolio Managers1

	Registered Investment Company Accounts[2]		Other Pooled Investment Vehicle Accounts		Other Accounts[3]
Portfolio Manager	Number of Accounts	Assets Managed ($)	Number of Accounts	Assets Managed ($)	Number of Accounts	Assets Managed ($)
Michael Shinnick	2	2,613,919,934	—	—	—	—
Ralph Shive	2	2,613,919,934	—	—	—	—

[1]	If an account is managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, most accounts and assets have been counted two or more times.
[2]	Includes each series of Wasatch Funds separately. None of the Wasatch Funds charges a performance-based fee.
[3]	For the Advisor, other accounts would include, but are not limited to, individual and institutional accounts, pension and profit sharing plans, charitable organizations and state and municipal government entities. Wrap programs, advised by the Advisor, are represented as a single account. The number of accounts and the assets managed with performance-based fees are as follows:

Other Accounts with Performance-Based Fees
Portfolio Manager	Number of Accounts	Assets Managed ($)
Michael Shinnick	—	—
Ralph Shive	—	—

There may be certain inherent conflicts of interest that arise in connection with a portfolio manager’s management of the Fund’s investments and the investments of any other fund or client accounts the Advisor or the Fund’s individual team members also manage. Such conflicts include allocation of investment opportunities among the Funds and other accounts managed by the Advisor or the portfolio manager; the aggregation of purchase and sale orders believed to be in the best interest of more than one account managed by the Advisor or the portfolio manager and the allocation of such orders across such accounts; and any soft dollar arrangements that the Advisor may have in place that could benefit the Fund and/or other accounts. Additionally, some funds or accounts managed by a portfolio manager may have different fee structures, including performance fees, which are, or have the potential to be, higher or lower than the fees paid by another fund or account. To minimize the effects of these inherent conflicts of interest, the Advisor has adopted and implemented policies and procedures, including trade aggregation and allocation procedures, that it believes are reasonably designed to mitigate the potential conflicts associated with managing portfolios for multiple clients, including the Fund, and seeks to ensure that no one client is intentionally favored at the expense of another. These policies and procedures are discussed in more detail under the section entitled “Brokerage Allocation and Other Practices” of this SAI.

Wasatch Advisors, Inc.—Portfolio Management Team Compensation. As of December 31, 2014, the Advisor’s Compensation Committee and Executive Committee reviewed and determined its portfolio managers’ compensation. The committees may use independent third party investment industry compensation survey results in evaluating competitive market compensation for its investment professionals. The committees may also consult with professional industry recruiters. The elements of total compensation for the portfolio managers are base salary, performance-based bonus, profit sharing and other benefits. Portfolio managers who are also shareholders of the Advisor additionally receive quarterly dividends. The Advisor has balanced the components of pay to provide portfolio managers with an incentive to focus on both shorter and longer term performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the Funds they manage.

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Each portfolio manager is paid a base salary, a potential bonus based on performance, potential deferred bonus grants based on performance, and possibly stock dividends.

Base Salary - Each portfolio manager is paid a fixed base salary depending upon their tenure.

Performance Bonus - A large portion of a portfolio manager’s potential compensation is in the form of performance bonus. The performance bonus is based on pre-tax performance. At the end of each year, the Board of Directors of the Advisor will allocate a bonus pool that will loosely mirror firm profits net of stock buybacks and deferred compensation payouts. The majority of this bonus pool will be allocated to portfolio managers based on the 1, 3- and 5-year performance of their portfolios, which will reward them with significant economics for achieving top quartile performance relative to the performance of the Fund’s peer group over both the short and long term. Peer groups are utilized to evaluate performance.

Portfolio managers and research analysts are not paid a “commission” for the solicitation or acquisition of new clients or the retention of existing clients. However, the amount of revenue generated by each product is overlaid on performance to determine the size of each portfolio manager’s bonus (e.g. if performance were equal, a portfolio manager on a higher revenue product would receive a larger bonus than one on a smaller revenue product).

For portfolio managers who manage separate accounts as well as mutual funds have bonus components calculated based on the performance of each individual product relative to its peer group. Revenue is again used as an element in converting performance results into the bonus amount.

Portfolio Managers are also rewarded for their stock selection contributions to other products and their impact on the overall success of the research team. This incentive is consistent with the Advisor’s collaborative team-based approach to portfolio management.

Deferred Bonus Grants - Portfolio managers are also eligible for deferred bonus grants payable in six years from the date of the grant, with their value directly tied to the Advisor’s revenues. Each portfolio manager’s grant size will be based on individual performance factors similar to those used to determine the annual performance bonus.

Stock/Dividends - All of the portfolio managers are shareholders of the Advisor. The relative amount of stock owned by each portfolio manager is at the discretion of the Advisor’s Board and will evolve over time, with bigger long-term contributors holding higher levels of ownership. New portfolio manager stock grants typically vest over a five-year period, with the vesting dependent on the performance of the fund(s) managed by the portfolio manager.

It is possible that certain profits of the Advisor could be paid out to shareholders through a stock dividend. However, there are no current plans or expectations for such a dividend.

Research Analysts

Research analysts are similarly paid through a mix of base salary, a potential bonus based on performance, potential deferred bonus grants based on performance, and possibly stock/dividends.

Since analysts do not manage a specific portfolio, their performance is primarily determined by the contributions of their stock picks to the Wasatch Funds and accounts separately managed by Wasatch Advisors. There is a small subjective component which is based on how each analyst has helped the research team succeed, and their contributions to the investment process & collaborative culture.

Other Benefits - Portfolio managers are also eligible to participate in broad-based benefit plans offered generally to the Advisor’s full-time employees, including 401(k), health and other employee benefit plans.

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Portfolio Managers Fund Ownership. As of December 31, 2014, the portfolio managers owned shares of the Funds as set forth in the table below. The following are the ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Name of Portfolio Manager	Name of Fund	Dollar Range of Equity Securities in the Fund
Michael Shinnick	Long/Short Fund	Over $1,000,000
Ralph Shive	Long/Short Fund	$500,001-$1,000,000

BROKERAGE ALLOCATION AND OTHER PRACTICES

The brokerage practices of the Advisor are monitored quarterly by the Board of Trustees including the trustees that are disinterested persons (as defined in the 1940 Act) of the Trust.

The Advisor is responsible for selecting the broker or dealer to execute transactions for the Fund and for negotiating and determining any commission rates to be paid for such transactions. The Advisor has no affiliated broker-dealer. The Advisor will use its best efforts to have transactions executed at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. The Advisor may consider a number of factors when selecting a broker or dealer to effect a transaction, including its financial strength and stability, its reputation and access to the markets for the security being traded, the efficiency with which the transaction will be effected, and the value of research products and services that a broker lawfully may provide to assist the Advisor in the exercise of its investment decision-making responsibilities. Although the Advisor may use broker-dealers that sell Fund shares to make transactions for the Fund’s portfolios, the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

Brokerage transactions may be effected in the OTC market on agency or commission-equivalent basis rather than on a principal or net price basis. OTC purchases and sales may be transacted directly with principal market makers or, under certain circumstances, on an agency basis if the Advisor believes that the interests of clients are best served by using a broker to execute OTC transactions where one or more market makers may not have the necessary liquidity and/or anonymity to fill the order. When the Advisor elects to transact in OTC securities on an agency basis, two transaction costs for a single trade may be incurred: a commission paid to the executing broker-dealer plus any mark-up or mark-down charged by the market making broker-dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter’s concessions or discount. On occasion, purchases may also be made from the issuers.

Purchases and sales of fixed income securities will usually be principal transactions. Such securities are often purchased or sold from or to dealers serving as market makers for the securities at a net price. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions with dealers consists primarily of dealer spreads (i.e., a spread between the bid and asked prices). On occasion, purchases may also be made from the issuers. Purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter.

If the Advisor believes that the purchase or sale of a security is in the best interest of more than one of its clients (including the Fund), the Advisor may aggregate the securities to be purchased or sold to obtain favorable execution and/or lower brokerage commissions. In certain foreign markets, aggregation may occur at the broker level at the instruction of the Advisor. If an aggregate order is partially filled, the Advisor will allocate securities so purchased or sold, as well as the expense incurred in the transaction, on a pro-rata basis or in another manner it considers to be equitable and consistent with its fiduciary obligations to its clients. The Board of Trustees has approved written trade aggregation policies and procedures that seek to ensure that aggregated transactions are made in a manner that is fair and equitable to, and in the best interests of, the various Funds and accounts. The Board of Trustees, in conjunction with the Advisor, will review the trade aggregation policies and procedures no less frequently than annually to seek to ensure that they are adequate to prevent any Wasatch Funds from being systematically disadvantaged as a result of the aggregated transactions.

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Conflicts may arise in the allocation of investment opportunities among accounts (including the Fund) that the Advisor advises. The Advisor will seek to allocate investment opportunities believed appropriate for one or more of its accounts equitably and consistent with the best interests of all accounts involved; however, there can be no assurance that a particular investment opportunity that comes to the Advisor’s attention will be allocated in any particular manner.

From time to time, the Advisor is given the opportunity to purchase an allocation of shares in an initial public offering (“IPO”). These allocations may be offered to the Advisor in part as a result of its past usage of various brokerage firms or previous private investments. If the aggregate order is partially filled, the Advisor will generally allocate securities purchased in these offerings to client accounts (including the Fund) within the designated investment style(s) for which the security is best suited using a pro-rata or other method believed equitable by it, unless the total allocation to the Advisor or a particular investment style is de minimis.

The Trust’s Board of Trustees has authorized the Advisor to pay a broker who provides research services commissions that are competitive with but that are higher than the lowest available rate that another broker might have charged, if the Advisor determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided. The provision of such services in exchange for brokerage business is commonly referred to as a “soft-dollar transaction.” Payment of higher commissions in exchange for research services will be made in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and other applicable state and federal laws. Section 28(e) of the 1934 Act defines “research” as, among other things, advice, directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Research products and services provided to the Advisor by broker-dealers may include, among other things, databases, data services, certain software and publications that provide access to and/or analysis of company, market and statistical data and proprietary research and analysis. In addition, the Advisor may receive certain products and services which provide both research and non-research or administrative assistance (“mixed-use”) benefits, for example, software which is used for both portfolio analysis and account administration. In these instances, the Advisor makes a reasonable allocation as follows: the portion of such service of specific component which provides assistance to Advisor in its investment decision-making responsibilities is obtained from the broker-dealer with commissions paid on client portfolio transactions (including the Fund), while the portion of such services or specific component which provides non-research assistance is paid by the Advisor with its own resources.

The Advisor places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Trust effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Trust. In the opinion of the Advisor, the benefits from research services to each of the accounts (including the Fund) managed by the Advisor cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Trust will not be disproportionate to the benefits received by the Trust on a continuing basis.

The Fund is required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of their most recent fiscal year. During the fiscal year ended September 30, 2014, the Fund acquired securities of certain of the Fund’s regular broker dealers or the parents of such firms. The aggregate holdings of the Fund of those brokers or dealers as of September 30, 2014 (amounts in thousands, except shares) were as follows:

Broker/Dealer	Fund	Shares	Principal Amount Traded	Market Value
Bank of America Corp.	Long/Short Fund	2,244,609	—	38,271
Citigroup Global Markets	Long/Short Fund	1,133,034	—	58,714
State Street Bank and Trust Co.	Long/Short Fund	—	414,928	$414,928

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During the fiscal years ended September 30, 2014, 2013 and 2012, the Fund paid the following brokerage commissions on agency transactions:

Name of Fund	2014	2013	2012
Long/Short Fund	$1,564,580	$1,251,487	$1,359,226

The changes in brokerage commissions are the results of changes in asset levels and the turnover rates.

During the fiscal year ended September 30, 2014, the Fund directed brokerage transactions to brokers for proprietary and third party research services. The amount of such transactions and related commissions were as follows:

Name of Fund	Research Commission Transactions	Research Commissions
Long/Short Fund	$1,843,793,795	$825,917

OTHER INFORMATION

Wasatch Funds is a business trust organized under Massachusetts law and it is a successor in interest to Wasatch Funds, Inc., which was incorporated under Utah law on November 18, 1986 and reincorporated as a Minnesota corporation in January 1998. Wasatch Funds is an open-end, registered management investment company under the 1940 Act.

The Board of Trustees of the Trust is authorized to divide shares of the Trust into an unlimited number of one or more series, which may be further divided into classes of shares. Under the Declaration of Trust, the number of authorized shares of each series and the number of shares of each series that may be issued shall be unlimited. Shares may be issued from time to time on such terms as the Trustees may deem advisable. The Trust shall have the right to refuse to issue shares at any time and for any reason or for no reason whatsoever.

The Trustees may divide or combine any issued or unissued shares of any series into a greater or lesser number; classify or reclassify any issued or unissued shares into one or more series; terminate any one or more series; change the name of a series; and take such other action with respect to the series as the Trustees may deem desirable without shareholder consent. In addition, the Trustees shall have the full power and authority to establish additional series and classes of shares in the future, to change those series or classes and to determine the designations, rights, preferences, privileges, limitations, restrictions and such other relative terms as shall be determined by the Trustees from time to time. The Trustees may from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a series or class established by the Trustees or redesignate any of the series or classes without any action or consent of shareholders.

Rule 18f-3 under the 1940 Act permits open-end investment companies to issue multiple classes of shares, subject to certain conditions including that the investment company’s board of directors/trustees approve a written plan setting forth the separate arrangement and expense allocation of each class and any related conversion features or exchange features.

Currently, there are 20 series of the Trust authorized and outstanding. Consistent with the authority in the Declaration of Trust and Rule 18f-3, the Board has approved a multi-class plan (the “Multi-Class Plan”) pursuant to which the Board has established and designated two classes for the Fund, known as Institutional Class shares and Investor Class shares. The number of authorized shares of each class is unlimited. Under the Multi-Class Plan, each class of shares of the Fund shall represent interests in the same portfolio of investments of such series and, except as otherwise set forth in the Multi-Class Plan, shall differ solely with respect to: (i) distribution, service and other charges and expenses as set forth therein; (ii) the exclusive right of each class of shares to vote on matters submitted to shareholders that relate solely to that class or for which the interests of one class differ from the interests of another class or classes; (iii) such differences related to eligible investors as may be set forth in the prospectus and statement of additional information of the series, as amended or supplemented from time to time; (iv) the designation of each class of shares; and (v) conversion features. The Investor Class and the Institutional Class are each sold at NAV, are not subject to a 12b-1 distribution or service fee, may be offered by the Fund or through certain broker-dealers with a shareholder servicing relationship with the Trust or Advisor and may reimburse the Fund’s Advisor, distributor or other service parties for shareholder servicing or sub-transfer agency services. Each class of shares has equal rights to voting, redemption, dividends and liquidation, except that each class bears different class expenses and each has exclusive voting rights with respect to matters that relate solely to that

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class or for which the interests of one class differ from the interests of another class. There are no conversion, preemptive or other subscription rights, except that shares of the Institutional Class, if available, held by any shareholder who is no longer eligible to hold such shares may be converted at the discretion of the Board or any authorized Fund officer, to shares of a class in the same Fund in which the shareholder is eligible on the basis of the relative net asset values of the purchase class and target class without the imposition of any sale load, fee or other charge. Shares of a class of the Fund may be exchanged for shares of the same class of another fund of the Trust, provided the shareholder meets the minimum purchase requirements of the fund into which the shareholder is exchanging. Similarly, shareholders of a class of shares of a Fund of the Trust who are eligible to hold shares of another class in the same Fund or another series of the Trust may exchange their shares for the other class on the basis of relative net assets provided the shareholder meets the minimum purchase requirements and any other eligibility requirements for the Fund being purchased. For federal income tax purposes, an exchange between different funds may constitute a sale or purchase of shares and result in a capital gain or loss and be a taxable event. An exchange between classes of shares of the same fund may not be considered a taxable event. Shareholders should consult their own tax advisor for further information. As noted above, the Board of Trustees has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof. The Board of Trustees may also from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a class of a series that have been established by the Trustees; divide or combine the issued or unissued shares of any class of a series into a greater or lesser number; classify or reclassify any issued or unissued shares of any class of a series into one or more classes of such series; combine two or more classes of a series into a single class of such series; terminate any one or more classes of shares; in each case without any action or consent of the shareholders.

Shareholders have the power to vote on the election or removal of Trustees to the extent and as provided in the Declaration of Trust and on any additional matters relating to the Trust as may be required by law or as the Trustees may consider and determine necessary or desirable. Each whole share shall entitle the holder thereof to one vote as to any matter on which the holder is entitled to vote, and fractional share shall be entitled to a proportionate fractional vote. Cumulative voting is not permitted in the election of Trustees or on any other matter submitted to a vote of the shareholders. On any matter submitted to a vote of the shareholders of the Trust, all shares of all series and classes then entitled to vote shall be voted together, except that (i) when required by the 1940 Act to be voted by individual series or class, shares shall be voted by individual series or class, and (ii) when the Trustees have determined that the matter affects only the interests of shareholders of one or more series or classes, only shareholders of such one or more series or classes shall be entitled to vote thereon.

Each share of a series shall represent a beneficial interest in the net assets allocated or belonging to such series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets, as defined in the Declaration of Trust, are allocated to such series), and shall be entitled to receive its pro rata share of the net assets of the series upon liquidation of the series as set forth in the Declaration of Trust. The shareholders shall not, as such holders, have any right to acquire, purchase, or subscribe for any shares or securities of the Trust that it may hereafter issue or sell, or have any preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine from time to time.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each note, bond, contract, instrument, certificate or undertaking entered into or executed by the Trust or Trustees. The Declaration of Trust provides that no personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, the Trust or any series or class shall attach to any shareholder or former shareholder of the Trust. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally responsible for the obligations of the Trust. More specifically, the Declaration of Trust provides that in case any shareholder or former shareholder of the Trust shall be held to be personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust or, if the Trust has more than one series, the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability; provided,

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however, there shall be no liability or obligation of the Trust or series arising hereunder to reimburse any shareholder for taxes paid by reason of such shareholder’s ownership of any shares or for losses suffered by reason of any changes in value of any Trust assets. The Trust or applicable series shall, upon request by the shareholder or former shareholder, assume the defense of any claim made against the shareholder for any act or obligation of the Trust or applicable series and satisfy any judgment thereon.

The Trust is not required to hold annual shareholder meetings. Meetings of shareholders of the Trust or of any series shall be called by order of the Trustees upon written request of shareholders holding shares representing in the aggregate not less than one-third of the voting power of the outstanding shares entitled to vote on the matters specified in such written request provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders. No special meeting need be called upon the request of shareholders entitled to cast less than a majority of all votes entitled to be cast at that meeting to consider any matter which is substantially the same as a matter voted on at any meeting of the shareholders during the preceding 12 months.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

The procedures to be followed in the purchase and redemption of shares as well as the method of determining the NAV (or the Fund’s share price) are fully disclosed in the Prospectus. Securities traded on a recognized stock exchange or market are valued at the last reported sales price from the exchange or market on which the security is primarily traded (“Primary Market”). A security traded on NASDAQ is valued at its official closing price. If there are no sales on any exchange or market on a given day, then the security is valued at the mean of the last bid and ask on the primary exchange. If a security’s price is available on more than one U.S. or foreign exchange, the exchange that is the Primary Market for the security shall be used.

Debt securities with a remaining maturity greater than sixty (60) days are valued in accordance with the evaluated bid price supplied by a pricing service. Prices supplied by a pricing service may use a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Debt securities with a remaining maturity of sixty (60) days or less at the time of purchase generally are valued by the amortized cost method (i.e. valuation at acquisition cost increased each day by an amount equal to the daily accretion of the discount or amortization of premium) unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked to market. At times, valuations for debt securities may not be obtainable from pricing services. In all such cases, the Advisor will attempt to obtain market quotations from two or more dealers not affiliated with the Advisor (preferably market makers) and the security will be valued at the average of those quotations. If it is impracticable to obtain quotations from more than one dealer in time for the calculation of NAV or if only one dealer provides a quotation, the quotation from that single dealer may be used. Where no dealer quotation is available, the Advisor, either independently or through the Fund’s accounting agent, may obtain market valuations from a widely used quotation system. If no such quotation is available for a security, the security will be valued at “fair value” using the procedures described below.

Option contracts on securities, currencies, indexes, futures contracts, commodities and other instruments are valued at the last reported sale price on the exchange on which they are principally traded, if available, and otherwise are valued at the mean of the last bid and ask on the primary exchange. Futures contracts are valued at the most recent settlement price for the day. Securities or other portfolio assets denominated in foreign currencies are converted into U.S. dollars at the prevailing currency exchange rate at the time the Fund’s NAV is calculated, or as close to that time as is practicable.

Securities and other assets for which market prices are not readily available are priced at “fair value” as determined by the Pricing Committee of the Advisor and the Funds (the “Pricing Committee”) in accordance with procedures and methodologies approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the NYSE. Trading on foreign exchanges may not take place on all days on which there is regular trading on the NYSE, or may take place on days on which there is no regular trading on the NYSE (e.g., any of the national business holidays identified below). If events materially affecting the value of the Fund’s portfolio securities occur between the time when a foreign exchange closes and the time when the Fund’s NAV is calculated (see

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following paragraph), such securities may be valued at fair value as determined by the Pricing Committee in accordance with procedures and methodologies approved by the Board. In addition, the Fund may adjust the closing prices of certain foreign securities traded on markets that have closed prior to the U.S. equity markets (principally, overseas markets), using fair value factors provided by an independent pricing agent, on any business day a change in the value of the U.S. equity markets (as represented by a benchmark index approved by the Board of Trustees) exceeds a certain threshold. The prices will not be adjusted for securities traded on markets that are open the same time U.S. equity markets are open, or when a reliable fair value factor is unavailable.

The Fund’s portfolio securities are valued (and NAV per share is determined) as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading. The NAV will not be calculated when the NYSE is closed, including on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NYSE holidays are subject to change without notice. The NYSE may close early on the day before each of these holidays and on the day after Thanksgiving and Christmas.

The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on the Fund’s NAV next determined after your instructions are received in “good order” by the Transfer Agent or by your registered securities dealer. Since the Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when Fund shares are not priced, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. The sale of the Fund’s shares will be suspended during any period when the determination of its NAV is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund’s best interest to do so.

The Fund will deduct a fee of 2.00% from redemption proceeds on shares held 60 days or less subject to certain exceptions. This redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. If a shareholder bought shares on different days, the shares held longest will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Fund, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by the Fund’s transfer agent. Such differences are typically attributable to system design differences unrelated to the investment in the Fund. These system differences are not intended or expected to facilitate market timing or frequent trading.

The redemption fee does not apply: (i) to shares that were acquired through reinvestment of dividends, redeemed through the Systematic Withdrawal Plan or in the event of any involuntary redemption and/or exchange transactions (including those required by law or regulation, a regulatory agency, a court order, or as a result of the liquidation of the Fund by the Board of Trustees); (ii) to shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; (iii) to shares redeemed from a shareholder account for which the identity of the shareholder, for purposes of complying with anti-money laundering (“AML”) laws, could not be determined within a reasonable time after the account was opened; (iv) to shares redeemed through an automatic, nondiscretionary rebalancing or asset allocation program; (v) to shares redeemed due to a disability as defined by the IRS requirements; (vi) to shares redeemed due to death for shares transferred from a decedent’s account to a beneficiary’s account; (vii) in the event of a back office correction made to an account to provide a shareholder with the intended transaction; (viii) in the event of the following transactions: a distribution taken from a defined contribution terminated employee account, a plan distribution of non-vested participant balance in a defined contribution account, a distribution taken from a defined contribution plan to provide a participant with a loan against the account, or an amount contributed to a defined contribution plan exceeding the maximum annual contribution limit; and (ix) to shares gifted from one shareholder account to another shareholder account, assuming the age of the gifted shares is greater than 60 days. The redemption fee may be waived for omnibus accounts held by financial intermediaries with systems that are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans). The redemption fee may be waived by the Fund’s officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Fund’s officers will be disclosed to the Board of Trustees at its next regularly scheduled quarterly meeting. The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

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Investors may exchange their shares of the Fund for shares of the Wasatch-Federated Money Market Account (the “Money Market Fund”) as provided in the Prospectus. UMBFS, in its capacity as Transfer Agent for the Fund, receives a service fee from the Money Market Fund at the annual rate of 0.20% of the first $20 million, 0.15% on the next $80 million, and 0.10% above $100 million of the average daily net asset value of shares exchanged from the Fund into the Money Market Fund. The Advisor receives a fee from the investment advisor of the Money Market Fund for certain administrative and recordkeeping services. The Money Market Fund is advised by Federated Investment Management Company (and not by Wasatch Advisors, Inc.). The Money Market Fund and its advisor are not affiliated with the Wasatch Funds or its Advisor.

The Fund has authorized one or more brokers and other institutions (collectively “financial institutions”) to accept on their behalf purchase and redemption orders. Such financial institutions are authorized to designate intermediaries to accept orders on the Fund’s behalf. The Fund will be deemed to have received the order when an authorized financial institution or its authorized designee accepts the order. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by a financial institution or its authorized designee.

In addition to service and transfer agency fees described in the Prospectus and elsewhere in this Statement of Additional Information, the Advisor may make additional payments out of its own assets to selected intermediaries that sell shares of the Funds (such as brokers, dealers, banks, registered investment advisors, retirement plan administrators and other intermediaries (collectively “intermediaries”)) for the purposes of promoting the sale of Fund shares, and/or providing services to the Funds that would normally be provided by the Funds’ transfer agent, such as maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.

The amounts of these payments could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the Funds to its customers. The intermediary may elevate the prominence or profile of the Funds within the intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Advisor and/or the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the intermediary’s organization. Such payments are made pursuant to agreements negotiated between the Advisor and the intermediaries. The payments come from the Advisor’s profits, and do not change the price paid by shareholders for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not a Fund or shareholder expense, and, as such, are not reflected in the fees or expenses listed in the fee and expense table section of the Funds’ Prospectus or described in this Statement of Additional Information. Investors may wish to take into account intermediary payment arrangements when considering and evaluating recommendations relating to Fund shares.

As of December 31, 2014, the following intermediaries have entered into agreement with the Advisor to receive such additional payments:

1st Source Bank
ADP Broker-Dealer, Inc.	GWFS Equities, Inc.
Ascensus, Inc.	LPL Financial LLC
Benefit Plan Administrative Services	Massachusetts Mutual Life Insurance Company
BMO Harris Bank, N.A.	Mercer HR Outsourcing LLC
Charles Schwab & Co., Inc.	Merrill Lynch, Pierce, Fenner & Smith, Inc.
Fidelity Brokerage Services LLC	Morgan Stanley & Co., Incorporated
Fidelity Investment Institutional Operations Company, Inc.	MSCS Financial Services, LLC
Fiduciary Trust Company International	Nationwide Financial Services

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Newport Retirement Services, Inc.	T Rowe Price Investment Services, Inc.
NYLIFE Distributors LLC	TD Ameritrade Trust Company
Oppenheimer & Co., Inc.	TIAA-CREF Individual & Institutional Services
Pershing Advisor Solutions	U.S. Bank, N.A.
Pershing LLC	UBS Financial Services, Inc.
Prudential Insurance Company of America, The	Vanguard Fiduciary Trust Company
Prudential Investment Management Services, LLC	Vanguard Marketing Corporation
Qualified Plan Consultants	Voya Financial, Inc.
Raymond James & Associates, Inc.	Wells Fargo Advisors, LLC
Raymond James Financial Services, Inc.	Wells Fargo Bank, N.A.
Reliance Trust Company	Wilmington Trust Company

The Advisor may enter into new agreements with intermediaries, amend agreements, or terminate agreements at any time without the approval of or notice to the Funds Board of Trustees.

The Trust has filed a notification of election under Rule 18f-1 of the 1940 Act committing to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder of record during any 90-day period to the lesser of: (1) $250,000 or (2) 1% of the net asset value of the Fund at the beginning of such election period.

The Fund intends to also pay redemption proceeds in excess of such lesser amount in cash, but reserves the right to pay such excess amount in kind, if it is deemed in the best interest of the Fund to do so. In making a redemption in kind, the Fund reserves the right to make a selection from each portfolio holding a number of shares which will reflect the portfolio makeup and the value will approximate as closely as possible the value of the Fund’s shares being redeemed; any shortfall will be made up in cash. Investors receiving an in kind distribution are advised that they will likely incur a brokerage charge on the sale of such securities through a broker. The values of portfolio securities distributed in kind will be the values used for the purpose of calculating the per share NAV used in valuing the Fund’s shares tendered for redemption. This distribution will be treated as a sale for federal income tax purposes and the shareholder will generally recognize gain or loss, generally based on the value of securities at the time and the amount of cash received. The IRS could, however, assert that a loss could not be currently deducted.

The method of computing the offering price of the Fund’s shares is net assets divided by shares outstanding which equals NAV per share (offering and redemption price). To illustrate the method of computing the offering price of shares, below is an example of an offering price per share for the Fund:

Net Assets	Divided by ÷	Shares Outstanding	Equals =	Net Asset Value Per Share (Offering & Redemption Price)
$1,381,026,568		33,616,329		$41.08

Eligible Investments into Closed Funds

As described below, the Advisor may take action to periodically close or limit inflows into certain Wasatch Funds to control asset levels. Information on eligible investments in Funds closed to new investors and to new investors and existing shareholders can be found below and on Wasatch Funds’ website at www.WasatchFunds.com. The Advisor will make every effort to post information related to Fund closings or reopenings on the Funds’ website at least two weeks prior to the effective date. With regard to closed Funds, below are examples of actions the Advisor or the Funds may take to control asset levels, to employ a Fund’s investment strategies, or in an effort to achieve a Fund’s investment objectives. Furthermore, each Fund reserves the right to reject any trade, whether direct or through an intermediary, if it determines that such trade or order is not in the best interests of a Fund or its shareholders. The Advisor has established a Closed Products Exceptions Committee. The Closed Product Exception Committee retains the right to make exceptions to any action taken to close or limit inflows into a Fund.

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Closing a Fund

The Advisor or the Fund may take action to periodically close (“hard close”) or limit inflows into (“soft close”) the Fund to protect the Fund’s investment objective. For example, the Advisor or the Fund may:

•	Permit only existing shareholders to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned.

•	Limit the ability to open new accounts through intermediary channels.

•	Limit shareholders’ ability to add to their accounts through the Automatic Investment Plan (“AIP”) or increase the AIP amount.

•	Limit the ability of sponsors of qualified contribution retirement plans (for example, 401(k) plans, profit sharing plans, and money purchase plans), 403(b) plans or 457 plans and other intermediaries to permit purchases by new plans or existing participants.

•	Limit the ability of intermediaries and financial advisors to purchase shares for new and existing clients.

•	Prohibit new purchases by existing shareholders and new investors.

•	Limit exchange privileges.

Please see the Funds’ website (www.WasatchFunds.com) for additional information regarding any investments permitted in Funds that have been hard or soft closed.

FEDERAL TAX STATUS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe the shareholder’s situation if the shareholder is a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe a shareholder’s state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Trust. The IRS could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to, the Federal income tax treatment of assets to be invested in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

Reference is made to “Dividends, Capital Gain Distributions and Taxes” in the Prospectus.

The Fund will be treated as a separate entity for Federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund meets the federal tax requirements for so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes its investment company taxable income and realized net capital gains.

The Fund intends to pay shareholders distributions, if any, from net investment income and any net capital gains it has realized. These distributions will generally be taxable, whether paid in cash or reinvested (unless the investment is in an IRA or other tax advantaged account, in which case the tax may be deferred.)

Capital loss carryforwards with no expiration date are currently not available to offset future realized capital gains and thereby reduce future taxable capital gain distributions for the Fund.

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On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President of the United States of America. The Modernization Act modifies several tax provisions related to Regulated Investment Companies (“RICs”) and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely. Generally, this provision of the Modernization Act is effective for net capital losses for taxable years beginning after December 22, 2010.

Distributions paid from the Fund’s net investment income will be taxable as ordinary income or as qualified dividend income. Currently, ordinary income is subject to graduated stated federal tax rates as high as 39.6%; qualified dividend income is subject to a maximum marginal federal tax rate generally of 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. The Fund will report the portion (if any) of its distributions from investment earnings during each year that constitute qualified dividends. Generally, dividends that the Fund receives from domestic corporations and from foreign corporations whose stock is readily tradable on an established securities market in the U.S. or which are domiciled in countries on a list established by the IRS will qualify for qualified dividend treatment when paid out to investors.

Distributions from the Fund’s net short-term capital gains are generally taxable as ordinary income. Distributions from the Fund’s long-term capital gains, if any, are generally taxable as long-term capital gains, regardless of how long the shares have been held. Long-term capital gains are generally currently subject to a maximum marginal federal tax rate generally of 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. In certain cases (for example, with some capital gains attributable to real estate investment trust (REIT) shares) a higher rate applies.

Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a 3.8% “Medicare tax” imposed for taxable years beginning after 2012. This tax will generally apply to a shareholder’s net investment income if a shareholder’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, even if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes, subject to various loss non-recognition rules. Such capital gain or loss will be long-term or short-term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Investors may also be subject to state and local taxes.

To the extent the Fund invests in REITs, the REITs in which the Fund invests may generate significant non-cash deductions, such as depreciation on real estate holdings, while having greater cash flow to distribute to their shareholders. If a REIT distributes more cash than its current or accumulated earnings and profits, a return of capital results. Similarly, the Fund may pay a return of capital distribution to shareholders by distributing more cash than its current or accumulated earnings and profits. The cost basis of shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when the shares are sold. To the extent such a distribution exceeds a shareholder’s cost basis in the shares, a shareholder generally will be treated as realizing a taxable gain from the sale or exchange of shares. The actual composition for tax reporting purposes will depend on the year end tax characterizations of dividends paid by certain securities held by the Fund and tax regulations.

The Fund is required to withhold federal income tax at a rate set forth in applicable IRS Rules and Regulations (“backup withholding”) from dividend payments and redemption and exchange proceeds if an investor fails to furnish his/her Social Security Number or other Tax Identification Number or fails to certify under penalty of perjury that such number is correct or that he/she is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

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Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Under the Code, any dividend declared by a regulated investment company in October, November or December of any calendar year and payable to shareholders of record on a specified date in such month shall be deemed to have been received by each shareholder on such date, and to have been paid by such company on such date if such dividend is actually paid by the company before February 1 of the following calendar year.

If the Fund invests in zero coupon bonds or other bonds issued at a discount upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the “stated redemption price at maturity” of the obligation and its “issue price,” as those terms are defined in the Code. Similarly, if the Fund acquires an already issued zero coupon bond at a discount from another holder, the bond will have original issue discount in the Fund’s hands, equal to the difference between the “adjusted issue price” of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, the Fund is required to accrue as ordinary interest income a portion of the original issue discount even though it receives no cash currently as interest payment on the obligation.

If the Fund invests in TIPS (or other inflation-indexed debt instruments), it generally will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation protected securities (or other U.S. Treasury obligations) that are in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund investing in either zero coupon bonds or other bonds issued at a discount, TIPS or stripped U.S. Treasury obligations may be required to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

The Fund’s transactions in Futures Contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.

Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of the Fund’s assets to be invested in various countries is not known. Any amount of taxes paid by the Fund to foreign countries will reduce the amount of income available to the Fund for distributions to shareholders.

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Under the Code, if more than 50% of the value of total assets of the Fund at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS to pass through to the Fund’s shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income their pro rata share of the foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use their share as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, and the ability of a shareholder to take advantage of the foreign tax deduction or credit is subject to a number of requirements and limitations. Each shareholder will be notified whether the foreign taxes paid by the Fund will pass through for that year.

Under the Code, the amount of foreign taxes for which a shareholder may claim a foreign tax credit is subject to limitation based on certain categories applicable to the income subjected to foreign tax.

The Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its annual gross income for a taxable year is passive income (such as certain interest, dividends, rents and royalties, or capital gains) or (2) it holds an average of at least 50% of its assets in investments producing (or held for the production of) such passive income. If the Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on some of the “excess distributions” received from the PFIC or on some of the gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of stock in a PFIC will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gains. The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections are available that would ameliorate tax consequences, but such elections may require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Dividends paid by PFICs are not treated as qualified dividend income.

Because application of PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stocks, as well as subject the Fund itself to tax on certain income from PFIC stocks, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Furthermore, in order to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid the imposition of the 4% excise tax, the Fund may be required to liquidate other investments, including when it may not be advantageous for the Fund to liquidate such investments, which may accelerate the recognition of gains. Distributions from a PFIC are not eligible for the reduced rate of tax on “qualified dividends.” In addition, it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation; therefore, the Fund may incur the tax and interest charges described above in some instances.

If a shareholder is a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for Federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.

In the case of dividends with respect to taxable years of the Fund beginning prior to 2015, a distribution from the Fund that is properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as short-term capital gain dividend attributable to certain net-short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.

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In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.

In addition to the rules described above concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions in respect of shares after June 30, 2014, to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities.

Distributions in respect of shares to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) after June 30, 2014, will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. Dispositions of shares by such persons may be subject to such withholding after December 31, 2016.

For securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for securities that are not “covered.” The Fund and its service providers do not provide tax advice. Shareholders should consult independent sources, which may include a tax professional, with respect to any decisions that a shareholder may make with respect to choosing a cost basis method.

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on each shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Fund has chosen average cost as its standing (default) cost basis method for all shareholders. A cost basis method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing cost basis method is the method covered shares will be reported on your Consolidated Form 1099 if the shareholder does not select a specific cost basis method. The shareholder may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Shareholders should refer to the appropriate Internal Revenue Service regulations or consult their tax advisor with regard to their personal circumstances.

REGISTRATION STATEMENT

This SAI and the Fund’s Prospectus do not contain all the information included in the Fund’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C. Text-only versions of fund documents can be viewed online or downloaded from the SEC at http:\\www.sec.gov.

Statements contained herein and in the Fund’s Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund’s registration statement, each such statement being qualified in all respects by such reference.

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FINANCIAL STATEMENTS

The financial statements of the Institutional Class shares of the Fund, including the notes thereto, dated September 30, 2014 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are incorporated by reference into this SAI from the Funds’ Annual Report, dated September 30, 2014. The information under the caption “Financial Highlights” appearing in the Fund’s Prospectus dated January 31, 2015 shows the Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations) through September 30, 2014 and has been derived from the financial statements audited by PricewaterhouseCoopers LLP. Such financial statements and financial highlights are incorporated by reference herein in reliance upon the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given the authority of said firm as an expert in accounting and auditing.

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APPENDIX A

Standard & Poor’s Ratings Group—A brief description of the applicable Standard & Poor’s (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Issue Credit Ratings

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the

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earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Corporate Obligation Ratings:

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

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A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Short-Term Ratings

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

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APPENDIX B

Wasatch Funds Trust

PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of Wasatch Funds Trust (the “Trust”) hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trust’s investment portfolios (each, a “Fund,” collectively, the “Fund”):

I. Policy

It is the policy of the Board of Trustees of the Trust (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to Wasatch Advisors, Inc. (the “Advisor”) except with respect to the Fund sub-advised by 1st Source Corporation Investment Advisors, Inc. (the “Sub-Advisor”), the responsibility for voting proxies relating to the portfolio securities of such Fund is delegated to the Sub-Advisor as a part of the Advisor’s and Sub-Advisor’s management of the respective Fund(s) , subject to the Board’s continuing oversight. The Advisor and Sub-Advisor may retain one or more independent service providers to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research and recommendations on proxy issues, provided however that the Advisor and Sub-Advisor will make the decision as to how proxies should be voted consistent with the Advisor’s or Sub-Advisor’s respective policies and this policy.

II. Fiduciary Duty

The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Trust. The Advisor and the Sub-Advisor, to which authority to vote on behalf of the applicable Fund is delegated, each acts as a fiduciary of the respective Fund(s) and must vote proxies in a manner consistent with the best interest of the Fund(s) and their shareholders.

III. Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A. Review of Advisor and Sub-Advisor Proxy Voting Policy and Procedures. The Advisor and Sub-Advisor shall present to the Board its policy, guidelines and procedures for voting proxies at least annually and must notify the Board promptly of material changes to this document.

B. Voting Record Reporting. No less than annually, the Advisor and Sub-Advisor shall report to the Board a record of each proxy voted which deviated from their respective Proxy Voting Policy, Guidelines and Procedures with respect to portfolio securities of the applicable Fund during the year. With respect to those proxies of the Fund(s) that the Advisor and Sub-Advisor has identified as involving a material conflict of interest1, the Advisor and Sub-Advisor shall submit a report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

IV. Revocation

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

[1]	See Wasatch Advisors, Inc.’s Proxy Voting Policy, Guidelines and Procedures, Section III, Conflicts of Interest

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V. Annual Filing

The Trust shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the 12-month period ended June 30 on Form N-PX not later than August 31 of each year.

VI. Disclosures

A.	The Trust shall include in its registration statement:

1.	A description of this policy and of the policy and procedures used by the Advisor and Sub-Advisor, as applicable, to determine how to vote proxies relating to portfolio securities; and

2.	A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.

B.	The Trust shall include in its annual and semi-annual reports to shareholders:

1.	A statement disclosing that a description of the policy and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Fund is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website; and

2.	A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

VII. Review of Policy

At least annually, the Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted by Wasatch Funds Trust: November 11, 2009

Amended: January 28, 2009

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Wasatch Advisors, Inc.

PROXY VOTING POLICY, GUIDELINES AND PROCEDURES

Regulatory Background - Proxy Voting Provisions of the Investment Advisers Act

Rule 206(4)-6 of the Investment Advisers Act of 1940 requires that, for an investment adviser to exercise voting authority with respect to client securities, the adviser must:

•	Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of the adviser’s clients;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

In accordance with our obligations under the Rule, Wasatch Advisors has adopted and implemented the following Proxy Voting Policy, Guidelines and Procedures to ensure that client proxies are voted in the best interest of clients at all times.

I. POLICY OVERVIEW

At Wasatch Advisors (“Wasatch”), our goal is to maximize the economic value of the investments we make for our separate account clients and our mutual fund shareholders. In pursuit of this goal, we buy and hold securities we believe will appreciate in value. When the investment potential of a security becomes diminished, we sell it and attempt to reinvest the proceeds in more attractive opportunities. In short, the primary means by which we serve our shareholders and clients and protect their interests is the purchase and sale of securities. A secondary means by which we fulfill our fiduciary responsibility is the exercising of our proxy voting rights. Corporate governance, including but not limited to, compensation plans, corporate actions and the composition of a board of directors, can have a significant influence upon the behavior of a management team and the value of a corporation. The proxy voting process is the primary means by which investors are able to influence such activities. As such, Wasatch considers how we vote proxies to be an important activity.

One fundamental tenet of Wasatch’s investment philosophy is to invest in companies with high quality management teams. We spend a significant amount of time evaluating the performance, behavior, and actions of company executives in order to gain an understanding of how they think about protecting and increasing shareholder value. As a result of being invested with high quality management teams, Wasatch generally supports the recommendations of the boards of directors when voting proxies. However, we ultimately vote for or against recommendations based on the fundamental premise that at all times we are attempting to maximize the value of our investments for the benefit of our clients. Wasatch also has a long history of investing in companies with small market capitalizations, which often have a significant amount of common stock owned by existing and former members of management. While this high degree of inside ownership could cause some concerns regarding a lack of independence for the board of directors, certain board committees or other areas of corporate governance, we generally believe high inside ownership to be a positive characteristic as it helps to ensure that the interests of management and shareholders are closely aligned.

Wasatch has developed the following proxy voting guidelines to assist us in making decisions about how to vote proposals concerning certain issues. We have attempted to address those issues that we believe are most relevant to creating shareholder value or that occur most frequently in the types of securities in which we invest. However, these guidelines are not exhaustive and do not purport to cover all of the potential issues, for the variety of issues on which shareholders may be asked to vote is unlimited. The disclosure of these guidelines is intended to provide clients and shareholders with a better understanding of how Wasatch attempts to maximize shareholder value via the proxy voting process.

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II. GUIDELINES

Board of Directors

Wasatch considers the board of directors to be an important component of strong corporate governance. The board is responsible for overseeing the management team of a company and helping to ensure that it acts in the best interest of shareholders. The primary means by which Wasatch can influence the board of directors is to vote for the election of directors who have relevant and valuable experience that will enhance the management of the company. Further, Wasatch prefers that a board of directors have a majority of independent directors because we believe that a board with such a composition is generally a strong advocate for shareholders.

However, while we endorse proposals that support the creation of boards with a majority of independent directors as well as proposals which call for the audit, compensation and nominating committees to be comprised solely of independent directors, the failure of the company to nominate only independent directors or to have only independent directors serve on key committees may not cause us to vote against the election of a director who lacks independence. Wasatch appreciates the importance of these standards but we do not believe it is always in the best interest of shareholders to blindly vote against all directors who may not be considered independent. For example, a large shareholder who serves as a director is not considered independent but may be a very important advocate for investors since his interests are closely aligned with those of shareholders.

Generally, Wasatch will vote for those nominees recommended by the board of directors. However, in each election we will review a wide variety of criteria including but not limited to:

•	Long-term performance of the company.

•	Composition of the board and key committees.

•	Stock ownership by directors.

•	Decisions regarding executive pay and director compensation.

•	Corporate governance provisions and takeover activity.

•	Attendance at board meetings.

•	Interlocking directorships and related party transactions.

In addition to evaluating nominees for the board of directors based on the aforementioned criteria, Wasatch generally will support proposals:

•	To declassify a board of directors.

•	That allow cumulative voting and confidential voting.

Wasatch generally will not support:

•	Nominees who are independent and receive compensation for services other than serving as a director.

•	Nominees who attend less than 75% of board meetings without valid reasons for absences.

•	Nominees who are party to an interlocking directorship.

•	Efforts to adopt classified board structures.

Executive Compensation

Wasatch supports compensation plans which are designed to align the interests of management and shareholders as well as relate executive compensation to the performance of the company. To evaluate compensation plans, we use quantitative criteria that measure the total cost to shareholders if a plan is passed. Factors considered include:

•	The estimated dollar cost for every award type under the proposed plan and all continuing plans.

•	The maximum shareholder wealth that would be transferred from the company to executives.

•	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index) pegged to market capitalization.

•	Cash compensation pegged to market capitalization.

•	Other features of proposed compensation plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

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After the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry specific, market cap based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. If the total plan cost exceeds the allowable cap, Wasatch will generally vote against the proposed plan. In addition, Wasatch generally will not support stock option plans that permit:

•	The repricing of stock options without shareholder approval.

•	The options to be priced at less than 100% of the fair market value of the underlying security on the date of the grant.

Capital Structure

Wasatch may be asked to vote on proposals pertaining to changes in the capital structure of a company. Such proposals include, but are not limited to, common stock authorizations, capital issuance requests, share repurchase programs, stock splits, and debt restructurings. We will vote for board recommended capital structure changes so long as the proposals are well aligned with shareholder interests. Wasatch generally will support proposals:

•	Requesting the authorization of additional common stock.

•	To institute share repurchase plans.

•	To implement stock splits. Proposals to implement reverse stock splits will be reviewed on a case-by-case basis.

Wasatch will review, on a case-by-case basis, all other proposals to change the capital structure of a company, including the authorization of common stock with special voting rights, the authorization of stock relating to certain transactions, the issuance of preferred stock (including “blank check” preferred stock) and the restructuring of debt securities. These proposals typically address a set of company-specific circumstances and proposals recommended by the board of directors may or may not be in the best interest of shareholders.

Mergers, Acquisitions and Other Transactions

Companies may undertake a variety of strategic transactions aimed at enhancing shareholder value including mergers, acquisitions, recapitalizations, spin-offs, asset sales, and liquidations. In evaluating proposed transactions, we will consider the benefits and costs to shareholders over both the short and long term. Specific items we will consider include the financial impact of the transaction on future operating results, the increase or decrease in shareholder value, and any changes in corporate governance and their impact on shareholder rights. When shareholders are asked to vote on mergers, acquisitions and other similar proposals, they are considered to be material to the company and could require the analysis of a wide variety of factors in order to determine if the transaction is in the best interest of shareholders. As a result, Wasatch will review and vote each proposal on a case-by-case basis.

Anti-Takeover Provisions

In an attempt to prevent a company from being acquired without the approval of the board of directors, shareholders may be asked to vote on a variety of proposals such as shareholder rights plans (commonly referred to as “poison pills”), supermajority voting, blank check preferred stock, fair price provisions, and the creation of a separate class of stock with disparate voting rights. Wasatch recognizes that such proposals may enhance shareholder value in certain situations. However, Wasatch will review proposals pertaining to anti-takeover provisions on a case-by-case basis and vote against those proposals merely intended to entrench management and prevent the company from being acquired at a fair price.

Auditors

An audit of a company’s financial statements is an important part of the investment process, for while an audit cannot fully protect investors against fraud, it does verify that the financial statements accurately represent the position and performance of the company. Wasatch generally votes for proposals to ratify auditors unless the auditors do not appear to be independent. Auditor independence may be compromised if the auditor has a financial interest and/or association with the company or receives substantial compensation for non-audit related services. Wasatch also generally votes for proposals to authorize the board of directors to determine the remuneration of the auditors unless there is evidence of excessive compensation relative to the size and nature of the company.

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Social and Environmental Issues

While Wasatch believes corporations have an obligation to be responsible corporate members of society, generally we will not support proposals concerning social, political or environmental issues if the proposals are economically disadvantageous to shareholders.

Foreign Issuers

With respect to some non-U.S. issuers, the exercise of voting rights can cause an account to incur a cost or cause the underlying shares to be blocked from trading. Although we recognize the importance of the right to vote, Wasatch believes that clients may be better served by avoiding unnecessary costs and preserving the right to trade shares promptly should conditions warrant. Accordingly, there may be times when no vote is cast because Wasatch’s analysis of a particular proxy leads us to believe that the cost of voting the proxy exceeds the expected benefit to clients (e.g., when casting a vote on a foreign security requires that Wasatch engage a translator or travel to a foreign country to vote in person, or results in shares being blocked from trading). This position complies with the Department of Labor’s Interpretive Bulletin 94-2.

Other Issues

Any issues not addressed by the foregoing guidelines will be reviewed on a case-by-case basis with the aim of maximizing shareholder value.

II. PROXY VOTING COMMITTEE

Wasatch has established a Proxy Voting Committee (“Committee”) to oversee all aspects of Wasatch’s proxy voting policy, guidelines and procedures. The Committee is responsible for implementing and monitoring this policy. The Committee is responsible for reporting to the Audit Committee as well as providing a written report on a regular basis to the Advisor’s and Board of Directors.

No less than annually, the Committee shall conduct a periodic review which shall comprise the following elements:

•	Review a sample of the record of voting delegation, including ERISA accounts, maintained by the Proxy Manager to determine if Wasatch is exercising its authority to vote proxies on portfolio securities held in the selected accounts

•	Request and review voting data to determine if accurate and timely communication of proxy votes is reasonably accomplished during the period reviewed

•	Meet with the Proxy Manager to review the voting of proxies, communication of proxy votes, and the general functioning of this policy

•	Prepare a written report to the Audit Committee with respect to the results of this review

III. PROCEDURES

Administration

Wasatch has retained an independent service provider, Institutional Shareholder Services (“ISS”), to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research on proxy issues.

Wasatch has also designated a member of our Operations team as Proxy Manager to assist in coordinating and voting securities, maintaining documents prepared by Wasatch to memorialize the basis for voting decisions, and monitoring Wasatch’s proxy voting procedures. One of the Proxy Manager’s responsibilities is to periodically send a proxy meeting calendar to research analysts detailing upcoming shareholder meetings and vote deadline information.

The members of Wasatch’s Research team are responsible for reviewing the proxies of the companies they follow, together with other relevant information, and providing the Proxy Manager with vote recommendations in conformance with Wasatch’s Policy and Guidelines.

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Any attempts by any of Wasatch’s personnel to influence the voting of client proxies in a manner that is inconsistent with Wasatch’s Policy, Guidelines and Procedures should be reported to Wasatch’s Compliance Officer. If the Compliance Officer is the person attempting to influence the voting, the report should be made to Wasatch’s President.

Conflicts of Interest

As noted previously, Wasatch will at all times make its best effort to vote proxies in the best interest of clients and avoid material conflicts of interest. A material conflict of interest refers to a situation in which Wasatch or affiliated persons of Wasatch have a financial interest in a matter presented by a proxy which could potentially compromise Wasatch’s independence of judgment and action with respect to the voting of the proxy. We will use our best reasonable efforts to identify any material conflicts that may exist by, among other things, reviewing the identity of each issuer soliciting proxy votes to determine if the issuer or an affiliate of the issuer (i) is a client of Wasatch, (ii) has a relationship with Wasatch, (iii) there is a reasonable expectation that the issuer or an affiliate would become a client of Wasatch or develop a material relationship with Wasatch, or (iv) Wasatch holds a significant amount1 of the issuer’s shares outstanding. In addition, any Wasatch employee with knowledge of a personal conflict of interest (e.g., a familial relationship with company management) relating to an issuer soliciting proxy votes must disclose that conflict to the Proxy Manager and the Compliance Officer and remove himself or herself from the proxy voting process for that issuer. Any questions regarding whether a particular issue may present a material conflict of interest with respect to Wasatch’s voting of client proxies should be directed to Wasatch’s Compliance Officer.

In the event that Wasatch has a material conflict of interest in any proposal that is the subject of a proxy to be voted for a client account, Wasatch will instruct ISS to vote that proposal in accordance with ISS’ published recommendation. In such cases, any vote recommended by ISS is binding and may not be overridden by Wasatch. Proposals on the same proxy ballot for which Wasatch does not have a material conflict of interest will be voted in accordance with Wasatch’s Proxy Voting Policy and Guidelines.

Annual Certification

Each Wasatch employee who is involved in the proxy voting process is required to certify annually that he or she has read, understands and has complied with, to the best of his or her knowledge, Wasatch’s Proxy Voting Policy, Guidelines and Procedures.

ERISA

Wasatch acknowledges our responsibility to vote proxies for ERISA clients in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. Wasatch casts such proxy votes for the sole purpose of extending benefits to participants and beneficiaries while using the care, skill and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

Training

At least annually, Compliance will conduct employee training programs for appropriate personnel regarding the Proxy Voting Policy, Guidelines and Procedures. Such training programs will review applicable laws, regulations, procedures and recent trends in proxy voting and their relation to Wasatch’s business. Attendance at these programs is mandatory for appropriate personnel, and session and attendance records will be retained for a five-year period.

Recordkeeping

Under rule 204-2, Wasatch must retain the following:

a)	proxy voting policies and procedures;

b)	proxy statements received regarding client securities;

c)	records of votes they cast on behalf of clients;

[1]	Wasatch’s relative level of ownership of certain issuer’s soliciting proxy votes, as a percent of the company’s shares outstanding, may give the appearance of control. Wasatch clients hold the issuer’s stock solely for investment purposes, with no intent to control the business or affairs of the issuer. In such instances, Wasatch may instruct ISS to vote that meeting in accordance with ISS’ published recommendation.

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d)	any documents prepared by Wasatch that were material to making a decision how to vote, or that memorialized the basis for the decision;

e)	Record of the voting resolution of any conflict of interest;

f)	Records of any client requests for information on how a client’s proxies were voted and records of Wasatch’s responses to client requests;

g)	Training attendance records; and

h)	All written reports arising from annual reviews of the policy.

Wasatch has retained ISS to assist in providing record-keeping and vote disclosure services, as well as research on proxy issues. Wasatch may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item b above. Records not maintained by ISS shall be maintained by Wasatch for a period of not less than five years from the end of the Wasatch’s fiscal year during which the last entry was made on the record.

Disclosure

Clients should contact their Client Relations representative to obtain information on how Wasatch has voted their proxies.

Clients can also request information by:

•	Mailing to Wasatch Advisors, Inc., Attn: Proxy Request, 505 Wakara Way, 3rd Floor, Salt Lake City, UT 84108

•	E-mailing to proxyrequest@wasatchadvisors.com

•	Calling 1 (800) 381-1065 or 1 (801) 533-0777 from 8:00 a.m. to 5:00 p.m. Mountain Time

•	Faxing to 1 (801) 533-9828, Attn: Proxy Request

Beginning in 2004, Wasatch Funds’ proxy voting record will be available on the Fund’s website at www.WasatchFunds.com and the SEC’s website at www.sec.org no later than August 31 for the prior 12 months ending June 30.

Last amended September 30, 2004

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